    As filed with the Securities and Exchange Commission on April 26, 2004


                            REGISTRATION NO. 33-47703

                                    811-6654

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         PRE-EFFECTIVE AMENDMENT NO. [ ]


                       POST-EFFECTIVE AMENDMENT NO. 35 [X]


                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                AMENDMENT NO. 38


                        (CHECK APPROPRIATE BOX OR BOXES)

                            BNY HAMILTON FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   3435 Stelzer Road                           43219-3035
                    Columbus, Ohio                             (Zip Code)
       (Address of Principal Executive Offices)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (614) 470-8000

                                                              Copy to:
                Nimish Bhatt                            John Baumgardner, Jr.
              3435 Stelzer Road                        Sullivan & Cromwell LLP
          Columbus, Ohio 43219-3035                       125 Broad Street
   (Name and Address of Agent for Service)            New York, New York 10004

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement. It is proposed that this filing will become effective (check appropriate box):

         /X/ immediately upon filing pursuant to paragraph (b)
         / / on (date) pursuant to paragraph (b)

         / / 60 days after filing pursuant to paragraph (a)(1)
         / / on (date) pursuant to paragraph (a)(1)
         / / 75 days after filing pursuant to paragraph (a)(2)
         / / on (date) pursuant to paragraph (a)(2), of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              [LOGO] BNY HAMILTON

                                  PROSPECTUS



                                APRIL 27, 2004


                                    [GRAPHIC]






   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   HAMILTON SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:


    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION


We protect customer information by requiring service providers to BNY Hamilton
Funds:



    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.


The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUNDS

 6  BNY Hamilton Money Fund

 9  BNY Hamilton Treasury Money Fund

12  BNY Hamilton New York Tax-Exempt Money Fund


ACCOUNT POLICIES

16  Daily NAV Calculation

16  Wire Order Processing

16  Monthly Statements

16  Distributions and Tax Considerations

17  Purchasing and Redeeming Hamilton Shares

18  Abusive Trading

18  Investment Advisor

18  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS



 MONEY FUND



     CUSIP Number: Hamilton Shares 05561M101





 TREASURY MONEY FUND



     CUSIP Number: Hamilton Shares 05561M705





 NEW YORK TAX-EXEMPT MONEY FUND



     CUSIP Number: Hamilton Shares 05561M630

AN INTRODUCTION TO BNY HAMILTON FUNDS



BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The Funds take extra measures to provide for safety and liquidity, including:


.. avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another

.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

RISKS OF MUTUAL FUND INVESTING
Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

BNY HAMILTON

 MONEY FUND



INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

================================================================================
Money Funds and the AAA/Aaa Rating

BNY Hamilton Money Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns (%) as of 12/31/03/1/
--------------------------------------------------------------------
                           [CHART]

1994   1995   1996   1997   1998   1999   2000   2001    2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
4.02%  5.84%  5.30%  5.47%  5.41%  5.03%  6.31%  4.09%  1.66%  0.99%


Best Quarter: Q3 '00 +1.62  Worst Quarter: Q4 '03 +0.22



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                   Average annual total returns (%) as of 12/31/03*
                   ------------------------------------------------

                                        1 Year   5 Years  10 Years
                   ------------------------------------------------
                   Hamilton Shares/1/    0.99     3.60      4.40


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.



             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  None
             Other expenses                                 0.13
             Total annual operating expenses                0.23



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   24     74      130     293

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.
--------------------------------------------------------------------------------

1 Hamilton Shares commenced operations on 8/7/92.


                                                        BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


Year Ended December 31,                          2003       2002       2001       2000       1999
----------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of year               1.00       1.00       1.00       1.00       1.00
                                              ------------------------------------------------------
Gain from investment operations:
  Net investment income                           0.010      0.016      0.040      0.061      0.050
Dividends:
  Dividends from net investment income           (0.010)    (0.016)    (0.040)    (0.061)    (0.050)
                                              ------------------------------------------------------
Net asset value at end of year                     1.00       1.00       1.00       1.00       1.00
                                              ------------------------------------------------------
Total return                                       0.99       1.66       4.09       6.31       5.03

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)           3,147,497  3,241,771  4,004,182  3,372,680  1,725,341
Ratio of expenses to average net assets            0.23       0.23       0.23       0.24       0.24
Ratio of net investment income to average net
 assets                                            0.99       1.65       4.01       6.19       4.92



BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns
(%) as of 12/31/03/1/
-------------------------------------------------------
              [CHART]

 1998    1999   2000    2001    2002    2003
------  ------ ------  ------  ------  -------
 5.25%   4.79%  6.09%   3.94%   1.54%   0.91%




Best Quarter: Q3 '00 +1.58  Worst Quarter: Q4 '03 +0.19



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                   Average annual total returns (%) as of 12/31/03*
                   ------------------------------------------------

                                                           Since
                                        1 Year   5 Year  Inception
                   ------------------------------------------------
                   Hamilton Shares/1/    0.91     3.43     3.92


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.



             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Hamilton
                                                           Shares
             -----------------------------------------------------

             Shareholder Fees                               None
             -----------------------------------------------------

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee                                 0.10
             Servicing fee                                  None
             Other expenses                                 0.14
             Total annual operating expenses                0.24



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Hamilton Shares   25     77      135     306


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.
--------------------------------------------------------------------------------

1 Hamilton Shares commenced operations on 4/1/97.


BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



Year Ended December 31,                                       2003     2002     2001     2000     1999
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00     1.00     1.00     1.00     1.00
                                                            -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income                                       0.009    0.015    0.039    0.059    0.047
Dividends:
  Dividends from net investment income                       (0.009)  (0.015)  (0.039)  (0.059)  (0.047)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                 1.00     1.00     1.00     1.00     1.00
                                                            -------  -------  -------  -------  -------
Total return (%)                                               0.91     1.54     3.94     6.09     4.79

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         296,892  288,414  202,303  279,014  225,482
Ratio of expenses (after reduction) to average net assets      0.24     0.23     0.24     0.26     0.28
Ratio of expenses (before reduction) to average net assets     0.24     0.23     0.24     0.26     0.28
Ratio of net investment income (after reduction) to average
 net assets                                                    0.91     1.51     4.02     5.98     4.69


                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND



INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:


.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.


.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.


The terrorist attack on the World Trade Center on September 11, 2001 disrupted a number of businesses, caused extensive property damage, and may reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York may suffer a decrease in revenue and an increase in expenditures related to the attack.


The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.



                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE




The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.





Annual total returns (%) as of 12/31/03/1/
-------------------------------------------------------
                                    [CHART]

                                      2003
                                    -------
                                      0.74%

Best Quarter: Q2 '03 +0.21  Worst Quarter: Q3 '03 +0.14



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



Average annual total returns (%) as of 12/31/03*
------------------------------------------------

                                     Since
                        1 Year     Inception
------------------------------------------------
Hamilton Shares/1/       0.74        0.98



*Assumptions: All dividends and distributions reinvested

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholder fees or other out of pocket expenses.



Fee table (% of average net assets)
-----------------------------------------------------

                                             Hamilton
                                              Shares
-----------------------------------------------------

Shareholder Fees                               None
-----------------------------------------------------

Annual Operating Expenses (expenses that are
 deducted from fund assets)
-----------------------------------------------------
Management fee                                 0.10
Servicing fee                                  None
Other expenses                                 0.25
Total annual operating expenses*               0.35



*The Advisor has voluntarily agreed to reduce operating expenses of the Fund by 0.10%, resulting in net operating expenses of 0.25% based on average daily net assets. Management reserves the right to implement or discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



Expenses on a $10,000 investment* ($)
-----------------------------------------------

                1 Year 3 Years 5 Years 10 Years
-----------------------------------------------
Hamilton Shares   36     113     197     443


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions, no change in operating expenses and redemption of all shares at the end of the period indicated.


--------------------------------------------------------------------------------

1 Hamilton Shares commenced operations on 3/28/02.


BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


Year Ended December 31,                                                  2003   2002/1/
----------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------
Net asset value at beginning of year                                      1.00     1.00
                                                                       -------  -------
Gain from investment operations:
  Net investment income                                                  0.007    0.010
Dividends:
  Dividends from net investment income                                  (0.007)  (0.010)
                                                                       -------  -------
Net assets value at end of year                                           1.00     1.00
                                                                       -------  -------
Total return (%)                                                          0.74  0.98/2/
                                                                       -------  -------

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    130,911   48,714
Ratio of expenses (after reduction) to average net assets                 0.25  0.25/3/
Ratio of expenses (before reduction) to average net assets                0.35  0.48/3/
Ratio of net investment income (after reduction) to average net assets    0.75  1.21/3/


1Hamilton shares commenced operations on 3/28/02.
2Not annualized.
3Annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Funds' portfolio securities could materially affect the Fund's NAV. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Hamilton Shares of each Fund will be determined immediately before calculation of NAV each business day. Hamilton Shares will begin earning dividends on the first business day their purchase is effective.



Net investment income for Hamilton Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:


.. choose to receive distributions in cash

.. change the way you currently receive distributions

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income


Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.



The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.



The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.


You should consult your tax advisor about your own particular tax situation.

Account Policies

PURCHASING AND REDEEMING HAMILTON SHARES

                        Minimum investment requirements
                        -------------------------------
                        Initial investment
                        -------------------------------
                                  $1,000,000

Clients of the Bank of New York and other institutions that have entered into an agreement with the Advisor may purchase and redeem shares of these funds. You should contact your financial institution for detailed instructions and additional policies.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.


Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.


The Funds do not issue share certificates.



Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.



Reserved rights The Funds reserve the following rights:


.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges


.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund


.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.



Exchange minimums You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at



                                                               Account Policies
least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.



To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.



From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.


Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



Certain accounts, however, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Funds. Further, identification of abusive traders may also be limited by operational systems and technical limitations.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.



Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2003, the fee was paid at an annual rate, net of fee waivers, of 0.10%, 0.10% and 0.00% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton Tax Exempt Money Fund, respectively.


PORTFOLIO MANAGERS


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Richard Klingman, who is a Vice President of the Advisor and who has managed the Funds since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.



BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.



Account Policies

[LOGO]

FOR MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

[LOGO]

                          90 Park Avenue, 10th Floor
                              New York, NY 10016


                                                                 04/04 BNY-0087

                                    [GRAPHIC]

                                  BNY HAMILTON

                                  PROSPECTUS



                                APRIL 27, 2004


                            [LOGO] BNY HAMILTON FUNDS






   MONEY FUND

   TREASURY
   MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND


   PREMIER SHARES




   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:


    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:


    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.


The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUNDS

 6  BNY Hamilton Money Fund

 9  BNY Hamilton Treasury Money Fund

12  BNY Hamilton New York Tax-Exempt Money Fund


SERVICES PROVIDED

16  Services Provided


ACCOUNT POLICIES

17  Daily NAV Calculation

17  Distributions and Tax Considerations

17  Purchasing and Redeeming Premier Shares

18  Abusive Trading

19  Investment Advisor

19  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS



 MONEY FUND





     CUSIP Number: Premier Shares 05561M507





 TREASURY MONEY FUND





     CUSIP Number: Premier Shares 05561M804





 NEW YORK TAX-EXEMPT MONEY FUND



     CUSIP Number: Premier Shares 05561M622

AN INTRODUCTION TO BNY HAMILTON FUNDS



BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The funds take extra measures to provide for safety and liquidity, including:


.. avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another

.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

BNY HAMILTON

 MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating

All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

BNY Hamilton Money Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns (%) as of 12/31/03/1/
-------------------------------------------------------------
                                    [CHART]

1995   1996   1997   1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----  -----  -----  -----
5.54%  5.03%  5.19%  5.14%  4.77%  6.04%  3.83%  1.40%  0.74%

Best quarter: Q3 '00 +1.56%  Worst quarter: Q4 '03 +0.15%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



Average annual total returns (%) as of 12/31/03*
------------------------------------------------

                                        Since
                    1 Year   5 Years  Inception
------------------------------------------------
Premier Shares/1/    0.74     3.34      4.19


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.



Fee table (% of average net assets)
----------------------------------------------------

                                             Premier
                                             Shares
----------------------------------------------------
Shareholder Fees                              None

Annual Operating Expenses (expenses that are
 deducted from fund assets)
----------------------------------------------------
Management fee                                0.10
Servicing fee                                 0.25
Other expenses                                0.13
Total annual operating expenses               0.48



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


Expenses on a $10,000 investment* ($)
----------------------------------------------

               1 Year 3 Years 5 Years 10 Years
----------------------------------------------
Premier Shares   49     154     269     604

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.
--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 8/15/94.

                                                        BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                   Year Ended December 31,
                                                        2003       2002       2001       2000      1999
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                      1.00       1.00       1.00       1.00     1.00
                                                     ---------  ---------  ---------  ---------  -------
Gain from investment operations:
  Net investment income                                  0.007      0.014      0.038      0.059    0.047
Dividends:
  Dividends from net investment income                  (0.007)    (0.014)    (0.038)    (0.059)  (0.047)
                                                     ---------  ---------  ---------  ---------  -------
Net asset value at end of year                            1.00       1.00       1.00       1.00     1.00
                                                     ---------  ---------  ---------  ---------  -------
Total return (%)                                          0.74       1.40       3.83       6.04     4.77

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                  1,892,653  2,242,856  1,813,475  1,459,923  871,287
Ratio of expenses to average net assets                   0.48       0.48       0.48       0.49     0.49
Ratio of net investment income to average net assets      0.74       1.39       3.69       5.92     4.70


BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND




INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns
(%) as of 12/31/03/1/
---------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----
4.99%  4.54%  5.82%  3.68%  1.29%  0.66%
Best quarter: Q3 '00 +1.51%  Worst quarter: Q4 '03 +0.13%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                   Average annual total returns (%) as of 12/31/03*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Premier Shares/1/    0.66     3.18      3.66



*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.25
              Other expenses                                0.14

              Total annual operating expenses               0.49



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   50     157     274     616


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------

1 Premier shares commenced operations on 4/1/97.


BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                       Year Ended December 31,
                                                             2003       2002       2001      2000     1999

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00     1.00     1.00
                                                          --------------------------------------------------
Gain from investment operations:
  Net investment income                                       0.007      0.013      0.036    0.057    0.045
Dividends:
  Dividends from net investment income                       (0.007)    (0.013)    (0.036)  (0.057)  (0.045)
                                                          --------------------------------------------------
Net asset value at end of year                                 1.00       1.00       1.00     1.00     1.00
                                                          --------------------------------------------------
Total return (%)                                               0.66       1.29       3.68     5.82     4.54

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,280,008  1,511,644  1,064,661  684,865  429,461
Ratio of expenses (after reduction) to average net assets      0.49       0.48       0.49     0.50     0.52
Ratio of expenses (before reduction) to average net
 assets                                                        0.49       0.48       0.49     0.50     0.52
Ratio of net investment income (after reduction) to
 average net assets                                            0.65       1.27       3.49     5.76     4.41




                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND




INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:


.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State and New York City personal income tax. (however, market conditions may from time to time limit the availability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.


.. may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.


The terrorist attack on the World Trade Center on September 11, 2001 disrupted a number of businesses, caused extensive property damage, and may reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York may suffer a decrease in revenue and an increase in expenditures related to the attack.


The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance essential state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE




The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance was varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns
(%) as of 12/31/03/1/
---------------------------------------------------------
                                    [CHART]

2003
----
0.49
Best quarter: Q2 '03 +0.15%  Worst quarter: Q3 '03 +0.08%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                       Average annual returns (%) as of 12/31/03*
                       ------------------------------------------

                                                        Since
                                            1 Year    Inception
                       ------------------------------------------
                       Premier Shares/1/     0.49       0.74



*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholders fees or other out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.25
              Other expenses                                0.25

              Total annual operating expenses*              0.60



* The Advisor has voluntarily agreed to reduce operating expenses of the Fund by 0.10%, resulting in net operating expenses of 0.50% based on average daily net assets. Management reserves the right to implement or discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   61     192     335     750


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions, no change in operating expenses and redemption of all shares at the end of the period indicated.

--------------------------------------------------------------------------------

1 Premier Shares commenced operations on 2/25/02.


BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                Year Ended
                                                               December 31,
 -----------------------------------------------------------------------------
                                                              2003    2002/1/

 Per-Share Data ($)
 -----------------------------------------------------------------------------
 Net asset value at beginning of year                          1.00    1.00
                                                            ------------------
 Gain from investment operations:
   Net investment income                                      0.005   0.009
 Dividends:
   Dividends from net investment income                      (0.005) (0.009)
                                                            ------------------
 Net asset value at end of year                                1.00    1.00
                                                            ------------------
 Total return (%)                                              0.49    0.88/2/

 Ratios/Supplemental Data (%)
 -----------------------------------------------------------------------------
 Net assets, end of year ($ x 1,000)                        113,005  84,368
 Ratio of expenses (after reduction) to average net assets     0.50    0.50/3/
 Ratio of expenses (before reduction) to average net assets    0.60    0.77/3/
 Ratio of net investment income to average net assets          0.48    1.01/3/


1Premier Shares commenced operations on 2/25/02.
2Not annualized.
3Annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS


The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Premier Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and the Funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Premier Shares.


Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds


Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.


The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.


WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT

Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Premier Shares of the funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.

Services Provided

ACCOUNT POLICIES


DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at 4:30 p.m eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Funds' portfolio securities could materially affect the Funds' NAV. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.

DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Premier Shares of each Fund will be determined immediately before calculation of NAV each business day. Premier Shares will begin earning dividends on the first business day their purchase is effective.



Net investment income for Premier Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:


.. choose to receive distributions in cash

.. change the way you currently receive distributions


Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


                Type of Distribution          Federal Tax Status
                ------------------------------------------------
                Dividends from net investment  ordinary income
                income
                Short-term capital gains       ordinary income


The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.



The funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax and charges against their accounts related to fines.


You should consult your tax advisor our own particular tax situation.

PURCHASING AND REDEEMING PREMIER SHARES

                         Minimum investment requirements
                         -------------------------------

                         Initial investment
                         -------------------------------
                              $500,000


Fund shares are redeemed at the next NAV per share calculated after the transfer agent or its designee receives the purchase order. The Funds do not impose any fee for direct purchase or redemption orders, but


                                                               Account Policies
broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.


Investors are entitled to purchase, exchange or redeem shares by telephone at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the transfer agent in writing if you want to disable telephone transactions.


The Funds do not issue share certificates.



Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the transfer agent or its designee before the close of business. In order for the Advisor to manage each Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $5 million.



Reserved rights: The Funds reserve the following rights:


.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges


.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund


.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.



Exchange minimums: You may exchange shares between the Funds in this prospectus and any other BNY Hamilton Fund. An exchange for Class A Shares of any other BNY Hamilton Fund or Investor Shares of a BNY Hamilton Index Fund must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.



To make an exchange for Institutional Shares of any other BNY Hamilton Fund, contact your Bank of New York representative.



From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.


Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt



Account Policies
fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



Certain accounts, however, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Funds. Further, identification of abusive traders may also be limited by operational systems and technical limitations.


INVESTMENT ADVISOR

The investment advisor of these funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets.

The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.



Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2003, the fee was paid at an annual rate, net of fee waivers, of 0.10%, 0.10% and 0.00% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively.


PORTFOLIO MANAGERS


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Richard Klingman, who is a Vice President of the Advisor and who has managed the funds since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.



BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.



                                                               Account Policies

[LOGO] BNY  HAMILTON FUNDS

FOR MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                          90 Park Avenue, 10th Floor
                              New York, NY 10016


                                                                 04/04 BNY-0088

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 27, 2004





                                    [GRAPHIC]





   MONEY FUND

   TREASURY MONEY FUND

   NEW YORK TAX-EXEMPT MONEY FUND

   CLASSIC SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                                      BNY
                                   HAMILTON
                                     FUNDS
                        ADVISED BY THE BANK OF NEW YORK

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:


    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:


    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.


The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUNDS

 6  BNY Hamilton Money Fund

 9  BNY Hamilton Treasury Money Fund

12  BNY Hamilton New York Tax-Exempt Money Fund


SERVICES PROVIDED

16  Services Provided


ACCOUNT POLICIES

17  Daily NAV Calculation

17  Distribution (12b-1) Plan

18  Opening an Account/Purchasing Shares

20  Making Exchanges/Redeeming Shares

21  Distributions and Tax Considerations

22  Abusive Trading

22  Investment Advisor

22  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS



 MONEY FUND





     CUSIP Number: Classic Shares 05561M606





 TREASURY MONEY FUND





     CUSIP Number: Classic Shares 05561M747





 NEW YORK TAX-EXEMPT MONEY FUND





     CUSIP Number: Classic Shares 05561M614

AN INTRODUCTION TO BNY HAMILTON FUNDS



BNY Hamilton Money Funds are designed for investors who seek stability of principal. They are a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. The funds take extra measures to provide for safety and liquidity, including:


.. avoiding investing in split-rated securities--securities that are rated higher by one rating agency than another

.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

BNY HAMILTON

 MONEY FUND



INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing principally in high-quality money market instruments.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in debt securities within the highest short-term credit rating categories and their unrated equivalents. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less. The Fund may invest in debt securities that meet these criteria and are issued by U.S. and foreign issuers, including:

.. corporations

.. banks

.. governments

.. U.S. agencies, states, and municipalities

The Fund may also invest in money market securities issued by multinational organizations such as the World Bank.

The Fund's investments are diversified through broad exposure to fixed- and variable-rate securities across issuers and sectors. The Fund also invests in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. Any of the money market securities held by the Fund could be downgraded in credit rating below minimum standards or go into default.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. First, the fund's weighted average maturity may not exceed 60 days. In addition--

To obtain Standard & Poor's AAA:

.. Investments must have a minimum rating of A-1.

.. Fifty percent of the fund's assets must be invested in securities with the highest short-term credit rating--A-1+.

To obtain Moody's Aaa rating:

.. Investments must have Moody's highest short-term credit rating--P-1.

BNY Hamilton Money Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns
(%) as of 12/31/03/1/
--------------------------------------------------------------
                     [CHART]

1996    1997    1998    1999    2000    2001    2002     2003
-----   -----   -----   -----   -----   -----   -----   ------
4.73%   4.80%   4.81%   4.51%   5.78%   3.57%   1.15%   0.49%


Best Quarter: Q3 '00 +1.49%    Worst Quarter: Q4 '03 +0.09%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                   Average annual total returns (%) as of 12/31/03*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Classic Shares/1/    0.49     3.08      3.73


*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Distribution (12b-1) fees                     0.25
              Servicing fee                                 0.25
              Other expenses                                0.13
              Total annual operating expenses               0.73



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   75     233     406     906

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Classic Shares commenced operations on 12/4/95.

                                                        BNY Hamilton Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                  Year Ended December 31,
                                                        2003       2002       2001      2000     1999
-------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                      1.00       1.00       1.00     1.00     1.00
                                                     ---------  ---------  ---------  -------  -------
Gain from investment operations:
  Net investment income                                  0.005      0.011      0.035    0.056    0.044
Dividends
  Dividends from net investment income                  (0.005)    (0.011)    (0.035)  (0.056)  (0.044)
                                                     ---------  ---------  ---------  -------  -------
Net asset value at end of year                            1.00       1.00       1.00     1.00     1.00
                                                     ---------  ---------  ---------  -------  -------
Total return (%)                                          0.49       1.15       3.57     5.78     4.51

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                  1,017,653  1,085,726  1,125,853  983,197  892,560
Ratio of expenses to average net assets                   0.73       0.73       0.73     0.74     0.74
Ratio of net investment income to average net assets      0.49       1.14       3.51     5.64     4.46


BNY Hamilton Money Fund

BNY HAMILTON

 TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations or repurchase agreements based on them, its yields may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating


All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

                                               BNY Hamilton Treasury Money Fund

PAST PERFORMANCE


The following chart demonstrates the risks of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns
(%) as of 12/31/03/1/
---------------------------------------------------------
                                           [CHART]


           2000      2001      2002      2003
           -----     -----     -----    ------
           5.56%     3.42%     1.03%     0.43%


Best Quarter: Q3 '00 +1.45%  Worst Quarter: Q4 '03 +0.08%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                       Average annual total returns (%) as of 12/31/03*
                       ------------------------------------------------

                                                            Since
                                              1 Year      Inception
                       ------------------------------------------------
                       Classic Shares/1/       0.43         2.84


*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since these funds are "no-load", shareholders pay no fees or out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Distribution (12b-1) fees                     0.25
              Servicing fee                                 0.25
              Other expenses                                0.14

              Total annual operating expenses*              0.74



*The Advisor has voluntarily agreed to reduce operating expenses of the Fund by 0.02%, resulting in net operating expenses of 0.72% based on average daily net assets. Management reserves the right to implement or discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   76     237     411     918


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

================================================================================
1 Classic Shares commenced operations 4/30/99.

BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                               Period Ended December 31,
                                                       2003     2002     2001     2000    1999/1/
---------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of year                    1.00     1.00     1.00     1.00     1.00
                                                     -------  -------  -------  -------  -------
Gain from investment operations:
  Net investment income                                0.004    0.010    0.034    0.054    0.029
Dividends:
  Dividends from net investment income                (0.004)  (0.010)  (0.034)  (0.054)  (0.029)
                                                     -------  -------  -------  -------  -------
Net asset value at end of year                          1.00     1.00     1.00     1.00     1.00
                                                     -------  -------  -------  -------  -------
Total return (%)                                        0.43     1.03     3.42     5.56     2.90/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                  353,307  288,290  289,014  299,631  227,117
Ratio of expenses to average net assets                 0.72     0.73     0.74     0.75     0.78/3/
Ratio of net investment income to average net assets    0.42     1.03     3.33     5.47     4.33/3/


1 Classic Shares commenced operations on 4/30/99.
2 Not annualized.
3 Annualized.

                                               BNY Hamilton Treasury Money Fund

BNY HAMILTON

 NEW YORK TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The investment objective of the BNY Hamilton New York Tax-Exempt Money Fund (the "Fund") is to provide shareholders of the Fund with liquidity and as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

PORTFOLIO MANAGEMENT STRATEGY

The Fund seeks to achieve this investment objective by investing the assets of the Fund primarily in a portfolio of short-term, high quality, tax-exempt money market instruments. The Fund seeks to maintain a stable $1 share price and invests exclusively in high quality, short-term debt securities and other instruments eligible for investment by money market funds. The maximum allowable maturity for any individual holding is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

The Fund invests primarily in high-quality commercial paper, municipal bonds, and municipal notes, including tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes, that are exempt from federal, New York State, and New York City personal income tax or the federal alternative minimum tax.

Consistent with its investment objective, the Fund:


.. will invest, as a fundamental policy, at least 80% of its Assets in New York municipal obligations that are exempt from federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the avail- ability of these obligations). These obligations are also exempt from the federal alternative minimum tax. "Assets" means net assets plus the amount of borrowings for investment purposes.



.. may invest up to 20% of its assets in obligations the interest income on which is subject to federal, New York State, and/or New York City personal income tax or the federal alternative minimum tax, but only if such securities are of comparable quality and credit risk with the municipal obligations described above.

.. may acquire stand-by commitments from banks with respect to municipal obligations purchased on behalf of the Fund. The Fund intends to acquire the stand-by commitments to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

There can be no assurance that the investment objective of the Fund will be achieved. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers. In addition, the Fund's investment policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio, which may give rise to taxable gains and reduce investment returns.

BNY Hamilton New York Tax-Exempt Money Fund

Because the Fund will concentrate its investments in New York and may concentrate a significant portion of its assets in the securities of a single issuer or sector, investment in the Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the value of the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York municipal obligations have experienced periods of financial difficulty. Because a significant share of New York State's economy depends on financial and business services, any change in market conditions or other event that adversely affects these industries could affect the ability of New York and its localities to meet their financial obligations. The financial stability of New York State is closely related to the financial stability of its localities, particularly New York City, which has required and continues to require significant financial assistance from New York State. To the extent that New York City and other New York localities require the State's assistance, the ability of the State to meet its own obligations as they come due or to obtain additional financing could be adversely affected. If this occurs, you could lose money on your investment.


The terrorist attack on the World Trade Center on September 11, 2001 disrupted a number of businesses, caused extensive property damage, and may reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York may suffer a decrease in revenue and an increase in expenditures related to the attack.


The Fund may invest to a limited degree in stand-by commitments. Stand-by commitments are also subject to certain risks, which include the ability of the issuer to pay when the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying obligation generally differs from that of the commitment.

While the interest on bonds issued to finance state and local government operations is generally exempt from federal income tax, dividends attributable to interest on certain municipal bonds may be treated as a tax preference item for purposes of the alternative minimum tax. Such dividends may result in (or may increase) shareholder liability for the alternative minimum tax.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


                                    BNY Hamilton New York Tax-Exempt Money Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year to year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns
(%) as of 12/31/03/1/
-----------------------------------------------------------
                                    [CHART]


   2003
  ------
  0.29%


Best Quarter: Q2 '03 +0.09%    Worst Quarter: Q3 '03 +0.06%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                 Average annual total returns
                 (%) as of 12/31/03(%)*
                 ---------------------------------------------

                                                       Since
                                              1 Year Inception
                 ---------------------------------------------
                      Classic Shares/1/        0.29    0.50



* Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return. Since the Fund is "no-load", you pay no shareholder fees or other out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Classic
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Distribution (12b-1 fees)                     0.25
              Servicing fee                                 0.25
              Other expenses                                0.19

              Total annual operating expenses*              0.79



*The Advisor has voluntarily agreed to reduce operating expenses of the Fund by 0.10%, resulting in net operating expenses of 0.69% based on average daily net assets. Management reserves the right to implement or discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment*($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Classic Shares   87     271     471    1,049


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions, no change in operating expenses and redemption of all shares at the end of the period indicated.

--------------------------------------------------------------------------------

1 Classic Shares commenced operations on 4/1/02.


BNY Hamilton New York Tax-Exempt Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                          Year Ended
                                                                         December 31,
                                                                        2003   2002/1/
---------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------
Net asset value at beginning of year                                     1.00     1.00
                                                                       ------  -------
Gain from investment operations:
  Net investment income                                                 0.003    0.006
Dividends:
  Dividends from net investment income                                 (0.003)  (0.006)
                                                                       ------  -------
Net asset value at end of year                                           1.00     1.00
                                                                       ------  -------
Total return (%)                                                         0.29  0.59/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                     4,421    5,330
Ratio of expenses (after reduction) to average net assets                0.69  0.75/3/
Ratio of expenses (before reduction) to average net assets               0.79  0.96/3/
Ratio of net investment income (after reduction) to average net assets   0.29  0.68/3/



1Classic Shares commenced operations on 4/1/02.

2Not annualized.
3Annualized.

                                    BNY Hamilton New York Tax-Exempt Money Fund

 SERVICES PROVIDED

SHAREHOLDER SERVICING PLANS


The Advisor has entered into servicing agreements with certain institutions (shareholder organizations) that invest in Classic Shares of these Funds for their customers. Under these agreements, the institutions provide support services to their customers, and the funds, in turn, pay the institutions 0.25% (annualized) of the average daily NAV of their customers' Classic Shares.


Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' other investment accounts in Classic Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the funds


Some shareholder organizations may charge their customers additional fees for their services connected with investments in these Funds. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.


The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.



Fee waivers The Funds' service providers normally pay all expenses in connection with the performance of their services, while each Fund pays its own operating expenses. During the course of the Funds' fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Funds before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.


WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

MONTHLY STATEMENTS

Shareholders receive monthly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

SWEEP FACILITY FOR AUTOMATIC REINVESTMENT


Accounts are automatically "swept" each day, and amounts above a pre-arranged minimum balance are invested in Classic Shares of the Funds. Further information on the sweep facility is available from the Advisor or from your shareholder organization.


Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION


Each Fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though they may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Funds' portfolio securities could materially affect the Funds' NAV. The Funds use the amortized cost method to value their securities. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.


Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time (for the Money Fund and Treasury Money Fund) or 12 noon eastern time (for the New York Tax-Exempt Money Fund) will be executed at the offering price calculated at that day's close.


The BNY Hamilton Money Fund may invest in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in this Fund may change on days when you will be unable to purchase or redeem shares.


DISTRIBUTION (12B-1) PLAN


The directors have adopted 12b-1 distribution plans with respect to the Classic Shares of each of the Funds in this prospectus. The plans permit the Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% of the annual average daily net assets of Classic Shares.


These fees are paid out of fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

               Minimum investment requirements
               --------------------------------------------------

                                Minimum       Minimum
                                initial     continuing    Minimum
               Account Type    investment   investments   balance
               --------------------------------------------------
               IRA               $  250        $ 25         N/A
               Regular Account   $2,000        $100        $500
               Automatic
                Investment
                Program          $  500        $ 50         N/A
               Government
                Direct Deposit             minimum $100;
                Program*         $  250   maximum $50,000

 Note: Employees and retirees of The Bank of the New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.
*For federal employees and investors who receive Social Security or certain other payments from the federal government.

                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES


Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc.
check payable directly to each fund you want to    to:
invest in.
BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363.     If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Phone
----------------------------------------------------------------------------------------------------------------
                                                   Call 1-800-426-9363.
                                                   You must provide the required information about your bank
                                                   on your new account application, or in a signature guaranteed letter. Your bank must be a member of the ACH (Automated
                                                   Clearing House) system.

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.


Account Policies

Open an account                                                    Add to your investment
------------------------------------------------------------------------------------------------------------------------------

Automatic Investment Program
------------------------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by whatever            Once you specify a dollar amount (minimum $50),
method you choose. Be sure to fill in the information required     investments are automatic.
in section 3e of your new account application.
Your bank must be a member of the ACH (Automated                   You can modify or terminate this service at any time by
Clearing House) system.                                            mailing a notice to:
                                                                   BNY Hamilton Funds, Inc.
                                                                   P.O. Box 182785
                                                                   Columbus, OH 43218-2785

Government Direct Deposit Program
------------------------------------------------------------------------------------------------------------------------------
For federal employees and investors who receive social security or certain other payments from the federal government.
Call 1-800-426-9363 for instructions on how to enroll.             Once you are enrolled, investments are automatic.
                                                                   You can terminate the service at any time by contacting the appropriate federal agency.


Purchases by personal check Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.


Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds (minimum   To redeem shares
$500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to exchange.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.


Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund may give you 60 days to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.



Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss


Account Policies
when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.



Checkwriting privileges Checkwriting privileges are available by request to shareholders of these Funds. The minimum check amount is $500. There is no fee for writing checks, but the Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.



The Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.


Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


Reserved rights The Funds reserve the following rights:



.. To suspend sale of shares to the public



.. To reject any exchange request and to modify or terminate exchange privileges



.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund



.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.



Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.


DISTRIBUTIONS AND TAX CONSIDERATIONS


Net investment income for Classic Shares of each Fund will be determined immediately before calculation of NAV each business day. Classic Shares will begin earning dividends on the first business day their purchase is effective.



Net investment income for Classic Shares of each Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. Each Fund automatically pays distributions in the form of additional Fund shares. Notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions


Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in your Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.


                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income



                                                               Account Policies

The Funds do not expect to realize long-term capital gains or losses. Distributions from the Funds are expected to be primarily ordinary income from dividends.



The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the funds may be subject to federal backup withholding tax and charges against their accounts related to fines.


You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



Certain accounts, however, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Funds.


Further, identification of abusive traders may also be limited by operational systems and technical limitations.


INVESTMENT ADVISOR


The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.



Advisor compensation The Advisor is responsible for all business activities and investment decisions for the funds. Each Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly. During the fiscal year 2003, the fee was paid at an annual rate, net of fee waivers of 0.10%, 0.08% and 0.00% of average daily net assets of BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund, respectively.


PORTFOLIO MANAGERS


BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund are managed by Richard Klingman, who is a Vice President of the Advisor and who has managed the Funds since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.



BNY Hamilton New York Tax-Exempt Money Fund is managed by Frank Monasterio, who is a Senior Portfolio Manager within the Short-Term Money Management Department of the Advisor. He began his career at the Bank in 1976 and has been managing short-term portfolios since 1988. He is a specialist in tax-exempt securities.



Account Policies

[LOGO]

                             PAGE DEFINITION PAGE
                Insert your description of this page type here.


For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                          90 Park Avenue, 10th Floor
                              New York, NY 10016


                                                                04/04  BNY-0089

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 27, 2004



                                    [GRAPHIC]





   BNY HAMILTON
   LARGE CAP GROWTH
   CRT FUND

   BNY HAMILTON
   SMALL CAP GROWTH
   CRT FUND

   BNY HAMILTON
   INTERNATIONAL
   EQUITY CRT FUND

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:


    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION


We protect customer information by requiring service providers to BNY Hamilton
Funds:



    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.


The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUNDS

 6  BNY Hamilton Large Cap Growth CRT Fund

10  BNY Hamilton Small Cap Growth CRT Fund

14  BNY Hamilton International Equity CRT Fund


ACCOUNT POLICIES

18  Daily NAV Calculation

18  Opening an Account/Purchasing Shares

21  Making Exchanges/Redeeming Shares

23  Distributions and Tax Considerations

23  Abusive Trading

23  Investment Advisor

24  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS





 LARGE CAP GROWTH CRT FUND



     CUSIP Number:


     Institutional Shares 05561M739





 SMALL CAP GROWTH CRT FUND



     CUSIP Number:


     Institutional Shares 05561M721





 INTERNATIONAL EQUITY CRT FUND



     CUSIP Number:


     Institutional Shares 05561M713

AN INTRODUCTION TO BNY HAMILTON EQUITY CRT FUNDS

BNY Hamilton Equity CRT Funds are intended to serve as investment vehicles for charitable remainder trusts, or "CRTs" (these trusts are defined in section 664 of the Internal Revenue Code). The Funds are actively managed and aim for high investment returns with consistent performance over many market cycles, while taking into account the tax treatment of a CRT's distributions to the income beneficiary of the CRT.


To further the tax objectives of CRTs, the Funds will seek to minimize ordinary income and establish and maintain a long-term capital gains position wherever practicable. The Funds may also employ other tax management strategies for this purpose, such as "lot-specific" sales, redemptions in-kind, and balancing losses with short-term gains. By being managed specifically to accommodate the tax consequences to CRTs, the Funds seek to assist the trustee of a CRT in meeting its fiduciary obligations to the trust.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

BNY HAMILTON

 LARGE CAP GROWTH CRT FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks ("equity securities") of domestic and foreign companies; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)


Companies that meet these criteria have tended to cluster in a few sectors -- healthcare, technology, telecommunications, financial services, and consumer staples. The Fund's portfolio generally includes large-capitalization stocks of 40 to 60 companies whose market capitalizations are $5 billion or more.



Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures) which are investments whose value is determined by underlying securities or indices.



Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with

BNY Hamilton Large Cap Growth CRT Fund
investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies


The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns.


                                         BNY Hamilton Large Cap Growth CRT Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.



CRT Shares annual total returns/1/
(%) as of 12/31/03
--------------------------------------------------------------
                                    [CHART]

 2000      2001       2002        2003
------   -------     -------    -------
 0.87    -24.38      -22.85      23.42


Best quarter: Q1 '00  +14.53%    Worst quarter: Q1 '01 -20.39%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



             Average annual total returns (%) as of 12/31/03*
             -----------------------------------------------------

                                                            Since
             CRT Shares/1/                           1 Year 1/3/00
             -----------------------------------------------------
             Return Before Taxes                     23.42  -7.73
             Return After Taxes on Distributions     22.90  -7.99
             Return After Taxes on Distributions and
              Sale of Fund Shares                    15.09  -6.59
             S&P 500(R) Index (reflects no deduction
              for fees, expenses or taxes)/2/        28.69  -5.34


*Assumptions: All dividends and distributions reinvested.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.



             Fee table (% of average net assets)
             -----------------------------------------------------

                                                  Large Cap Growth
                                                     CRT Shares
             -----------------------------------------------------
             Shareholder Fees                           None

             Annual Operating Expenses (expenses
              that are deducted from fund assets)
             -----------------------------------------------------
             Management fee                             0.60
             Distribution (12b-1) fees                  None
             Other Expenses                             0.87
             * Total annual operating expenses          1.47


*The Advisor has voluntarily agreed to limit expenses of the Fund to .80% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than .80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------
                              1 Year 3 Years 5 Years 10 Years

                   CRT Shares  150     465     803    1,757


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.

--------------------------------------------------------------------------------

1 CRT Shares commenced operations on 1/3/00.

2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001 and 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                            Year Ended December 31,
CRT Shares                                                              2003    2002    2001    2000/1/
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     5.75    7.54   10.03   10.00
                                                                       ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                                  0.06    0.05    0.05    0.06
  Net realized and unrealized gain (loss) on investments                 1.28   (1.79)  (2.50)   0.03
                                                                       ------  ------  ------  ------
  Total gain (loss) from investment operations                           1.34   (1.74)  (2.45)   0.09
Dividends and distributions:
  Dividends from net investment income                                  (0.05)  (0.05)  (0.04)  (0.05)
  Distributions from capital gains                                         --      --      --   (0.01)
                                                                       ------  ------  ------  ------
  Total dividends and distributions                                     (0.05)  (0.05)  (0.04)  (0.06)
                                                                       ------  ------  ------  ------
Net asset value at end of year                                           7.04    5.75    7.54   10.03
                                                                       ------  ------  ------  ------
Total return (%)                                                        23.42  (22.85) (24.38)   0.87/2/

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    14,027  15,333  17,514  14,920
Ratio of expenses (after reduction) to average net assets                0.80    0.80    0.80    0.80/3/
Ratio of expenses (before reduction) to average net assets               1.47    1.71    2.11    1.76/3/
Ratio of net investment income (after reduction) to average net assets   0.88    0.84    0.58    0.52/3/
Portfolio turnover rate                                                    24      21      16       5/2/



1CRT Shares commenced operations on 1/3/00.

2Not annualized.
3Annualized.

                                         BNY Hamilton Large Cap Growth CRT Fund

BNY HAMILTON

 SMALL CAP GROWTH CRT FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion and companies that are in the Russell 2000 Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. At March 31, 2004, the Russell 2000 Index included companies with market capitalizations of approximately $16 million to $2.8 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:


.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.


Although the Fund intends to invest primarily in equity securities of U.S. issuers, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth.

BNY Hamilton Small Cap Growth CRT Fund

Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
More Information about Risks of Investing in Small-Cap Companies and Growth Investing


Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                         BNY Hamilton Small Cap Growth CRT Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.



CRT Shares annual total returns/1/
(%) as of 12/31/03
--------------------------------------------------------------
                                    [CHART]

 2000    2001     2002     2003
------  ------  -------   ------
 9.53   -9.95   -22.72     38.01

Best quarter: Q1 '00 +24.40%     Worst quarter: Q3 '01 -19.12%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



            Average annual total returns (%) as of 12/31/03*
            --------------------------------------------------------

                                                              Since
            CRT Shares/1/                              1 Year 1/3/00
            --------------------------------------------------------
            Return Before Taxes                        38.01   1.27
            Return After Taxes on Distributions        38.01   1.18
            Return After Taxes on Distributions and
             Sale of Fund Shares                       24.72   1.03
            Russell 2000(R) Index (reflects no
             deduction for fees, expenses or taxes)/2/ 47.25   3.86


*Assumptions: All dividends and distributions reinvested.


FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Shareholders pay no sales charge
(load) or out-of-pocket expenses.



             Fee table (% of average net assets)
             -----------------------------------------------------

                                                  Small Cap Growth
                                                     CRT Shares
             -----------------------------------------------------
             Shareholder Fees                           None

             Annual Operating Expenses (expenses
              that are deducted from fund assets)
             -----------------------------------------------------
             Management fee                             0.75
             Distribution (12b-1) fees                  None
             Other expenses                             1.45
             * Total annual operating expenses          2.20


*The Advisor has voluntarily agreed to limit expenses of the Fund to 0.96% of its average daily net assets. The Advisor will waive management fees and, if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than 0.96% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 Years 5 Years 10 Years
                   ------------------------------------------

                   CRT Shares  223     688    1,180   2,534


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.

--------------------------------------------------------------------------------

1 CRT Shares commenced operations on 1/3/00.

2 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.

BNY Hamilton Small Cap Growth CRT Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001 and 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                         Year Ended December 31,
CRT Shares                                                            2003    2002    2001   2000/1/
-----------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   7.55    9.77  10.85  10.00
                                                                     ------  ------  -----  ------
Gain (loss) from investment operations:
  Net investment loss                                                 (0.04)  (0.04) (0.02) (0.01)
  Net realized and unrealized gain (loss) on investments               2.91   (2.18) (1.06)  0.96
                                                                     ------  ------  -----  ------
  Total gain (loss) from investment operations                         2.87   (2.22) (1.08)  0.95
Distributions:
  Distributions from capital gains                                       --      --     --  (0.10)
                                                                     ------  ------  -----  ------
  Total distributions                                                    --      --     --  (0.10)
                                                                     ------  ------  -----  ------
Net asset value at end of year                                        10.42    7.55   9.77  10.85
                                                                     ------  ------  -----  ------
Total return (%)                                                      38.01  (22.72) (9.95)  9.53/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                  10,204   8,139  8,823  6,394
Ratio of expenses (after reduction) to average net assets              0.96    0.96   0.96   0.96/3/
Ratio of expenses (before reduction) to average net assets             2.20    2.63   3.24   3.03/3/
Ratio of net investment loss (after reduction) to average net assets  (0.44)  (0.46) (0.22) (0.11)/3/
Portfolio turnover rate                                                  45      27     47     35/2/





1 CRT shares commenced operations 1/3/00.

2 Not annualized.
3 Annualized.

                                         BNY Hamilton Small Cap Growth CRT Fund

BNY HAMILTON

 INTERNATIONAL EQUITY CRT FUND




INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2004, the MSCI EAFE Index included companies with market capitalizations of approximately $100 million to $185 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

BNY Hamilton International Equity CRT Fund

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. To the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

                                     BNY Hamilton International Equity CRT Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.



CRT Shares annual total returns/1/
(%) as of 12/31/03
--------------------------------------------------------------
                                    [CHART]

  2000        2001     2002       2003
-------     -------   -------    ------
-17.80      -24.04    -16.68     36.62


Best quarter: Q2 '03  +17.86%    Worst quarter: Q3 '02 -18.21%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



             Average annual total returns (%) as of 12/31/03*
             -----------------------------------------------------

                                                            Since
             CRT Shares/1/                           1 Year 1/3/00
             -----------------------------------------------------
             Return Before Taxes                     36.62  -8.19
             Return After Taxes on Distributions     36.11  -8.34
             Return After Taxes on Distributions and
              Sale of Fund Shares                    23.79  -6.90
             MSCI EAFE Index (reflects no deduction
              for fees, expenses or taxes)/2/        39.17  -5.55


*Assumptions: All dividends and distributions reinvested.
FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. ''Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return.



           Fee table (% of average net assets)
           ----------------------------------------------------------

                                                 International Equity
                                                      CRT Shares
           ----------------------------------------------------------
           Shareholder Fees (fees paid directly
            from your investment)                        None
           Redemption Fee on shares held 60 days
            or fewer (as a % of amount
            redeemed)*                                   2.00

           Annual Operating Expenses (expenses
            that are deducted from fund assets)
           ----------------------------------------------------------
           Management fee                                0.75
           Distribution (12b-1) fees                     None
           Other expenses                                3.19

           Total annual operating expenses**             3.94



*The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. Shares held for more than 60 calendar days are not subject to the redemption fee.


**The Advisor has voluntarily agreed to limit expenses of the Fund to 1.22% of its average daily net assets. The Advisor will waive management fees and if necessary, reimburse expenses of the Fund, to the extent, total annual operating expenses are greater than 1.22% of its average daily net assets. Management reserves the right to implement and discontinue expenses limitations at any time.





The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                   Expenses on a $10,000 investment* ($)
                   ------------------------------------------

                              1 Year 3 years 5 Years 10 Years
                   ------------------------------------------
                   CRT Shares  396    1,201   2,023   4,155


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.

--------------------------------------------------------------------------------

1 CRT Shares commenced operations on 1/3/00.

2 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

BNY Hamilton International Equity CRT Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001 and 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                            Year Ended December 31,
CRT Shares                                                              2003   2002    2001    2000/1/
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    5.15    6.22    8.22   10.00
                                                                       -----  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                                 0.06    0.04    0.02      --
  Net realized and unrealized gain (loss) on investments                1.82   (1.08)  (2.00)  (1.78)
                                                                       -----  ------  ------  ------
  Total gain (loss) from investment operations                          1.88   (1.04)  (1.98)  (1.78)
Dividends:
  Dividends from net investment income                                 (0.07)  (0.03)  (0.02)     --
                                                                       -----  ------  ------  ------
Net asset value at end of year                                          6.96    5.15    6.22    8.22
                                                                       -----  ------  ------  ------
Total return (%)                                                       36.62  (16.68) (24.04) (17.80)/2/

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    6,501   6,675   7,186   5,263
Ratio of expenses (after reduction) to average net assets               1.22    1.22    1.22    1.22/3/
Ratio of expenses (before reduction) to average net assets              3.94    3.66    4.38    4.55/3/
Ratio of net investment income (after reduction) to average net assets  1.07    0.63    0.29    0.03/3/
Portfolio turnover rate                                                   90      37      48      10/2/



1CRT shares commenced operations 1/3/00.

2Not annualized.
3Annualized.

                                     BNY Hamilton International Equity CRT Fund

BNY HAMILTON

 ACCOUNT POLICIES

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange each day that the exchange is open. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Purchase orders received by the transfer agent or its designee before the close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Funds invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in the Funds may change on days when you will be unable to purchase or redeem shares.

OPENING AN ACCOUNT/ PURCHASING SHARES

                  Minimum investment requirements
                  -------------------------------------------

                                  Minimum   Minimum
                                  initial  continuing Minimum
                  Account Type    Investor   Shares   balance
                  -------------------------------------------
                  Regular Account $10,000    $1,000   $1,000


 Call 1-800-426-9363 for details.


Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES


Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to BNY Hamilton Funds, Inc. to:
check payable directly to each fund you want to
invest in to:                                      BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785                            If possible, include a tear-off payment stub from one of your
For all enrollment forms, call 1-800-426-9363.     transaction confirmation or account statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-952-6276 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.


The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.


Purchases by personal check: Checks should be in U.S. dollars and payable to the specific fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.


Wire transactions: The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Tax Deductions and Consequences: The four-tier tax system applied to the payout of a CRT to the income beneficiary has been referred to as a worst in/first out system. That is, to the extent that tier one items (dividends, taxable bond interest, and short-term gains) are received by the trust, that is considered the tax status of that portion of the payout. To the extent that the payout exceeds the amount of tier one items received by the trust, the next portion of the payout is taxed at tier two levels (long-term capital gains rates) to the extent that the trust has realized long-term

                                                               Account Policies
gains. Since CRTs retain the cost basis and holding period of the funding assets and many CRTs are funded with appreciated assets, there is frequently a reservoir of long-term gains inside trusts. On an accounting basis, income beneficiaries may find it desirable to have as much of their payout taxed as long- term gain rather than ordinary income. In cases where the payout exceeds the accumulated tier one and tier two distributions, distributions that are tier three (i.e. tax-exempt interest) would be next. It is not anticipated that the Funds will generate any tax-exempt interest. Finally, in cases where the payout exceeds the amount of the top three tiers, the remainder of the payout is deemed return of principal.


Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds (minimum   To redeem shares
$500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request, or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares of       .names of the funds and number of shares of dollar amount
  dollar amount you want to exchange.               you want to exchange.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send proceeds to a different address
                                                   .you have changed your account address within the last
                                                    10 days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .percentage of your fixed account
                                                   Call 1-800-426-9363 for details.

MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

The BNY Hamilton Equity CRT Funds are available only to direct investments over $10,000 or to investors who have specific asset management relationships with the Advisor. Please contact your Bank of New York representative for detailed instructions and additional policies.

The Funds do not issue share certificates.

Reserved rights: The Funds reserve the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon

                                                               Account Policies
redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


Customer Identification Program: The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.



Exchange minimums: You may exchange shares between BNY Hamilton Equity CRT Funds, BNY Hamilton Money Fund--Premier Shares, BNY Hamilton Treasury Money Fund--Premier Shares, and the Institutional class of the Taxable and Tax-Exempt Fixed Income Funds provided you meet the minimum account balance requirement. Shares to be exchanged must have a value of at least $10,000. If you will be investing in a new Fund, you must exchange enough shares to meet the minimum balance requirement.


To make an exchange, contact your Bank of New York representative.

From the perspective of tax liability, an exchange is the same as a redemption from one fund and a purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange.

Signature guarantees: You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemptions that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.


Redemption Fee: The International Equity CRT Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading". Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the International Equity CRT Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans or redemptions under a certain dollar amount. The fee may also not apply to redemptions that do not indicate abusive trading strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the International Equity CRT Fund.



Account Policies

DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. Distributions are automatically paid in cash. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in additional fund shares

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Federal Tax Status
            -------------------------------------------------------
            Dividends from net           ordinary income   (Tier 1)
            investment income
            Short-term capital gains     ordinary income   (Tier 1)
            Long-term capital gains      capital gains     (Tier 2)
            Dividends from net           not taxed         (Tier 3)
            investment income from tax-
            exempt source
            Return of Principal          not taxed         (Tier 4)

Distributions from the Funds are expected to be primarily capital gains. Capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

Income paid out by the Funds includes all dividend and interest income, which is fully taxable as income to the beneficiaries. Income will vary depending upon the investment performance and yield of the Funds.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in the BNY Hamilton Funds. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



Certain accounts, however, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Funds. Further, identification of abusive traders may also be limited by operational systems and technical limitations.


INVESTMENT ADVISOR


The Bank of New York, located at One Wall Street, New York, NY 10286, is the advisor of the Funds. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.



                                                               Account Policies

Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2003.



              Fund                                        Fee
                                                       as a % of
                                                     average daily
                                                      net assets
                                                      (net of fee
                                                       waivers)
              ----------------------------------------------------
              BNY Hamilton Large Cap Growth CRT Fund     0.00
              BNY Hamilton Small Cap Growth CRT Fund     0.00
              BNY Hamilton International Equity CRT
               Fund                                      0.00


PORTFOLIO MANAGERS

Day-to-day management of the Funds is handled by a team of investment professionals, under the leadership of a portfolio manager, described below.


BNY Hamilton Large Cap Growth CRT Fund is managed by Charles Goodfellow and DeAnne Steele, CFA. Mr. Goodfellow is senior portfolio manager of the Fund and a Managing Director of the Advisor. He has managed the Fund since its inception in 2000 and has been managing common trust funds since he joined the Advisor in 1989. Ms. Steele, a Vice President, joined the Advisor in 1999 as a portfolio manager and has managed the Fund since 2000. Prior to joining the Advisor, she was a Portfolio Manager at The Northern Trust Company.


BNY Hamilton Small Cap Growth CRT Fund is managed by John C. Lui. Mr. Lui is a Vice President of the Advisor and has managed the BNY Hamilton Small Cap Growth CRT Fund since its inception in 2000. He joined the Advisor in 1994 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.

BNY Hamilton International Equity CRT Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe-Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe-Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe-Houghton. He joined Axe-Houghton in March 1984.


Account Policies

[LOGO]

                             PAGE DEFINITION PAGE
                Insert your description of this page type here.


For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the fund managers on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the funds' securities and a report from the funds' auditor.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                          90 Park Avenue, 10th Floor
                              New York, NY 10016


                                                                04/04  BNY-0121

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------


                                                                 April 27, 2004


================================================================================


                                                                         Equity

                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------


                                              Class A Shares and Class C Shares


                                                             Equity Income Fund


                                                           Large Cap Value Fund


                                                          Large Cap Growth Fund


                                                          Multi-Cap Equity Fund


                                                          Small Cap Growth Fund


                                                      International Equity Fund



                                                                Investor Shares


                                                             S&P 500 Index Fund


             As with all mutual funds, the Securities and
             Exchange Commission has not approved or
             disapproved these securities or said whether
             the information in this prospectus is
             adequate and accurate. Anyone who indicates
             otherwise is committing a crime.              [LOGO]

                    NOTICE OF PRIVACY POLICY AND PRACTICES


BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.


COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and


    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.


DISCLOSURE OF CUSTOMER INFORMATION


We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:



    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION


We protect customer information by requiring service providers to BNY Hamilton
Funds:



    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.



The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUNDS

 6  BNY Hamilton Equity Income Fund

11  BNY Hamilton Large Cap Value Fund

16  BNY Hamilton Large Cap Growth Fund

21  BNY Hamilton Multi-Cap Equity Fund

27  BNY Hamilton Small Cap Growth Fund

32  BNY Hamilton International Equity Fund

37  BNY Hamilton S&P 500 Index Fund


ACCOUNT POLICIES

41  Daily NAV Calculation

41  Selecting a Class

41  Distribution Arrangements/Sales Charges

45  Opening an Account/Purchasing Shares

46  Making Exchanges/Redeeming Shares

48  Distributions and Tax Considerations

48  Abusive Trading

49  Investment Advisor

49  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 EQUITY INCOME FUND

     CUSIP Numbers:
     Class A Shares 05561M408
     Class C Shares 05561M531

 LARGE CAP VALUE FUND

     CUSIP Numbers:
     Class A Shares 05561M697
     Class C Shares 05561M523

 LARGE CAP GROWTH FUND

     CUSIP Numbers:
     Class A Shares 05561M879
     Class C Shares 05561M515


 MULTI-CAP EQUITY FUND


     CUSIP Numbers:
     Class A Shares 05561M564

     Class C Shares 05561M499


 SMALL CAP GROWTH FUND

     CUSIP Numbers:
     Class A Shares 05561M853
     Class C Shares 05561M481


 INTERNATIONAL EQUITY FUND



     CUSIP Numbers:


     Class A Shares 05561M838


     Class C Shares 05561M473



 S&P 500 INDEX FUND



     CUSIP Number:


     Investor Shares 05561M655

AN INTRODUCTION TO BNY HAMILTON FUNDS


The equity funds are presented in order from most conservative to most aggressive and invest primarily in common stocks of companies. BNY Hamilton International Equity Fund invests primarily in companies outside of the United States. These funds are best suited for long-term investments.



BNY Hamilton Funds also offer fixed-income, tax-exempt and money market funds, which are described in separate prospectuses. The fixed-income funds seek to provide current income and stability of principal to varying degrees. The tax-exempt funds further aim to generate income that is free from federal and/or state income tax. The money market funds are designed for investors who seek stability of principal.



BNY Hamilton Funds also offer index funds which provide broad market exposure in passively managed portfolios. The S&P 500 Index Fund is described in this prospectus and the U.S. Bond Market Index Fund is described in a separate prospectus.


Each of the Funds described in this prospectus, except the S&P 500 Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The S&P 500 Index Fund offers two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. The Investor Shares of the S&P 500 Index Fund, and Class A and Class C Shares of the equity Funds are described in this prospectus. The Institutional Shares offered by the Funds are described in a separate prospectus.

The above Funds are valuable components in most investors' overall portfolios. The percentage of your portfolio you allocate to each would depend on your time horizon, tax bracket, investment goals and tolerance for risk, among other factors.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

BNY HAMILTON

 EQUITY INCOME FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500(R) Index.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in the common stock, and securities convertible into common stock, of U.S. and foreign companies. At least 80% of the Fund's Assets will normally be invested in equity securities that provide income. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. The portfolio is diversified broadly across market sectors, while focusing on interest rate-sensitive industries, such as financial services, utilities and real estate investment trusts (REITs). The Fund may emphasize different sectors in the future.

The portfolio manager evaluates current economic conditions and the relative merits of growth and yield in deciding how to allocate the Fund's investments between common stock and convertible securities. Convertible securities can temper losses in a declining stock market by providing steady income while still offering opportunities for capital growth.

Fundamental financial analysis is used to identify companies with reasonable valuations that pay above-average dividends and have a history of consistent growth with stable, predictable cash flows. While such companies are generally large (i.e., market capitalization over $3 billion), the Fund may invest in companies of any size. Once these companies have been identified, the Fund may invest in their common stocks or convertible securities based on their relative attractiveness. The Fund's portfolio generally includes holdings of 80 to 100 companies.


Under normal circumstances, the Fund intends to be fully invested in common stock and convertible securities, although it is permitted to invest in virtually any type of security. Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

In a strong market, convertible securities that pay above-average dividends generally lag other types of equity securities. If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

BNY Hamilton Equity Income Fund

The value of debt securities, including convertible securities, is most affected by interest rates. When interest rates rise, bond prices and convertibles prices generally fall in proportion to their maturity. Any debt securities held by the Fund could be downgraded in credit rating or go into default.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Equity Investing and Convertibles

Convertibles are fixed-income corporate securities that pay regular interest and may be converted into shares of a company's common stock. The number of shares a convertible will turn into, its conversion ratio, is established when the security is issued. Thus, a convertible security's value can rise along with the company's common stock while providing the current income and lower volatility of a bond investment.

At the same time, convertible securities are subject to many of the risks of both stock and bond investing. Their value is influenced primarily by stock market movements but also by changes in interest rates.

Convertibles are usually callable, meaning that the company can prepay its obligation, and the call terms can affect the security's value significantly.

                                                BNY Hamilton Equity Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/03/1/
-------------------------------------------------------------------------------
                               [CHART]

 1994    1995    1996    1997    1998    1999   2000    2001     2002     2003
------  ------  ------  ------  ------  ------  -----  -------  -------  ------
-2.58%  25.78%  19.58%  25.85%  12.82%  14.27%  6.26%  -15.01%  -18.25%  21.82%


Best Quarter: Q4 '99 +13.70%  Worst Quarter: Q3 '02 -13.05%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After- tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/03*/2/
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Class A Shares Return Before
              Taxes/1/                     15.42   -0.53    7.31
             Class A Shares Return After
              Taxes on Distributions/1/    14.68   -2.10    5.32
             Class A Shares Return After
              Taxes on Distributions
              and Sale of Fund Shares/1/    9.97   -1.03    5.42
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/3/        28.69   -0.57   11.07

*Assumptions: All dividends and distributions reinvested.

BNY Hamilton Equity Income Fund

--------------------------------------------------------------------------------

1 As of 1/26/04, Investor Shares have been reclassified as Class A Shares.
  Accordingly, the performance of Class A Shares shown for the Fund represents the performance of the Investor Shares.


2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.31       0.31

          Total annual operating expenses        1.16       1.91


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  637     874    1,130   1,860
                 Class C Shares
                  (assuming
                  redemption)    293     597    1,026   2,222
                 Class C Shares
                  (assuming no
                  redemption)    193     597    1,026   2,222


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                                BNY Hamilton Equity Income Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                  Year Ended December 31,
Class A Shares                                             2003    2002    2001    2000    1999
-------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year                       10.31   12.90   15.73   16.47   16.53
                                                          ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                     0.23    0.25    0.26    0.26    0.24
  Net realized and unrealized gain (loss) on investments    1.99   (2.58)  (2.60)   0.74    2.01
                                                          ------  ------  ------  ------  ------
  Total gain (loss) from investment operations              2.22   (2.33)  (2.34)   1.00    2.25
Dividends and distributions:
  Dividends from net investment income                     (0.20)  (0.23)  (0.25)  (0.25)  (0.24)
  Distributions from capital gains                            --   (0.03)  (0.24)  (1.49)  (2.07)
                                                          ------  ------  ------  ------  ------
  Total dividends and distributions                        (0.20)  (0.26)  (0.49)  (1.74)  (2.31)
                                                          ------  ------  ------  ------  ------
Net asset value at end of year                             12.33   10.31   12.90   15.73   16.47
                                                          ------  ------  ------  ------  ------
Total return (%)                                           21.82  (18.25) (15.01)   6.26   14.27

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       33,501  29,462  27,363  35,129  37,994
Ratio of expenses to average net assets                     1.16    1.15    1.12    1.10    1.12
Ratio of net investment income to average net assets        2.12    2.16    1.90    1.56    1.38
Portfolio turnover rate                                       24      29      41      35      53



1Because Class C Shares were first offered as of the 1/26/04, there are no financial highlights for these Shares.




BNY Hamilton Equity Income Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY


The Fund's Advisor's strategy is to use a top-down value-oriented approach to choosing stocks. The Advisor identifies large capitalization stocks that are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Advisor uses when analyzing individual issuers include:


.. relative earnings growth

.. profitability trends

.. relatively low price-to-earnings and price-to-book ratios

.. issuers' financial strength

.. valuation analysis and strength of management

.. risk-adjusted growth combined with dividend yield

The Advisor uses this selection analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Advisor in selecting securities include:


.. near-term catalysts, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management


.. a management team committed to its shareholders' interests

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the

                                              BNY Hamilton Large Cap Value Fund
market, particularly in comparison with small- or medium-capitalization stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Investors are often attracted to small companies for their specialization and innovation.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns. The dividends they pay can also cushion the effects of market volatility, since their stocks generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/03/1/
----------------------------------------------------------
                                    [CHART]

     2003
    ------
    28.43%

Best Quarter: Q4 '03 +13.37%  Worst Quarter: Q3 '03 -1.59%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



             Average annual total returns (%) as of 12/31/03*/,1,2/
             ------------------------------------------------------

                                                            Since
                                                   1 Year Inception
             ------------------------------------------------------
             Class A Shares Return Before Taxes/1/ 21.69    3.67
             Class A Shares Return After Taxes on
              Distributions/1/                     21.31    3.37
             Class A Shares Return After Taxes on
              Distributions and Sale of Fund
              Shares/1/                            14.07    2.93
             S&P 500(R) Index (reflects no
              deduction for fees, expenses or
              taxes)/3/                            28.69    4.49


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Investor shares were first offered on 5/21/02. As of 1/26/04, Investor Shares have been reclassified as Class A Shares. Accordingly, the performance of Class A Shares shown for the Fund represents the performance of the Investor Shares.


2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                              BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.49       0.49

          Total annual operating expenses*       1.34       2.09

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.05% and 1.80%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  654     927    1,221   2,053
                 Class C Shares
                  (assuming
                  redemption)    312     655    1,124   2,421
                 Class C Shares
                  (assuming no
                  redemption)    212     655    1,124   2,421

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                       Year Ended December 31,
Class A Shares                                                          2003      2002/2/
----------------------------------------------------------------------------------------------

Per Share Data ($)
----------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    7.88       9.09
                                                                       --------  ---------
Gain (loss) from investment operations:
  Net investment income                                                 0.09       0.04
  Net realized and unrealized gain (loss) on investments                2.14      (1.22)
                                                                       --------  ---------
  Total gain (loss) from investment operations                          2.23      (1.18)
Dividends:
  Dividends from net investment income                                 (0.08)     (0.03)
                                                                       --------  ---------
Net asset value at end of year                                         10.03       7.88
                                                                       --------  ---------
Total return (%)                                                       28.43     (12.98)/3/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------
Net asset, end of year ($ x 1,000)                                       667        161
Ratio of expenses (after reduction) to average net assets               1.05       1.05/4/
Ratio of expenses (before reduction) to average net assets              1.34       1.50/4/
Ratio of net investment income (after reduction) to average net assets  0.99       0.82/4/
Portfolio turnover rate                                                   12         10/3/





1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2Class A Shares were first offered on 5/21/02.
3Not annualized.
4Annualized.

                                              BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)

Companies that meet these criteria have tended to cluster in a few sectors--healthcare, technology, telecommunications, financial services, and consumer staples. The Fund's portfolio generally includes large-capitalization stocks of 40 to 60 companies whose market capitalizations are $5 billion or more.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in large-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

BNY Hamilton Large Cap Growth Fund

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns. The dividends they pay can also cushion the effects of market volatility, since their stocks generate steady income even while their price may be depressed.

                                             BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/03/1/
------------------------------------------------------------------------------
                                     [CHART]

  1994   1995    1996    1997    1998    1999    2000    2001    2002    2003
 ------ ------  ------  ------  ------  ------  ------  ------  ------  ------
 -1.97% 31.70%  24.17%  31.01%  23.36%  36.83%  -2.14%  -24.63% -23.45% 22.72%

Best Quarter: Q4 '99 +24.37%  Worst Quarter: Q1 '01 -19.89%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/03*/2/
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Class A Shares Return Before
              Taxes/1/                     16.28   -2.12    8.81
             Class A Shares Return After
              Taxes on Distributions/1/    16.09   -3.16    7.67
             Class A Shares Return After
              Taxes on Distributions
              and Sale of Fund Shares/1/   10.56   -1.96    7.49
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/3/        28.69   -0.57   11.07

*Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares. The performance of Investor Shares after 4/30/97 is shown under their new designation, Class A Shares.

2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.30       0.30

          Total annual operating expenses        1.15       1.90


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.




The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  636     871    1,125   1,849
                 Class C Shares
                  (assuming
                  redemption)    293     597    1,026   2,222
                 Class C Shares
                  (assuming no
                  redemption)    193     597    1,026   2,222

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                             BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                           Year Ended December 31,
Class A Shares                                                       2003    2002    2001    2000    1999
-----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                 7.72    10.13   13.78   16.05   12.65
                                                                   ------   ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)                                       0.04     0.04    0.03   (0.01)   0.01
  Net realized and unrealized gain (loss) on investments             1.71    (2.41)  (3.41)  (0.35)   4.57
                                                                   ------   ------  ------  ------  ------
  Total gain (loss) from investment operations                       1.75    (2.37)  (3.38)  (0.36)   4.58
                                                                   ------   ------  ------  ------  ------
Dividends and distributions:
  Dividends from net investment income                              (0.04)   (0.04)  (0.03)  (0.02)  (0.03)
  Distributions from capital gains                                     --       --   (0.24)  (1.89)  (1.15)
                                                                   ------   ------  ------  ------  ------
  Total dividends and distributions                                 (0.04)   (0.04)  (0.27)  (1.91)  (1.18)
                                                                   ------   ------  ------  ------  ------
Net asset value at end of year                                       9.43     7.72   10.13   13.78   16.05
                                                                   ------   ------  ------  ------  ------
Total return (%)                                                    22.72// (23.45) (24.63)  (2.14)  36.83

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                17,988   16,473  17,576  24,744  18,642
Ratio of expenses (after reduction) to average net assets            1.15     1.15    1.13    1.11    1.11
Ratio of expenses (before reduction) to average net assets           1.15     1.15    1.13    1.11    1.14
Ratio of net investment income (loss) (after reduction) to average
 net assets                                                          0.51     0.47    0.24   (0.07)   0.10
Portfolio turnover rate                                                20       18      14      16      18

--------------------------------------------------------------------------------


1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.




BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500(R) Index ("S&P 500(R) Index").

In addition to seeking capital growth, the Fund seeks to achieve growth of income by investing in securities currently paying dividends. The Fund may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500(R) Index will be represented in the Fund's portfolio. The portfolio manager will consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.


                                             BNY Hamilton Multi-Cap Equity Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small- and medium-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small- and medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Fund invests in small- and medium-capitalization stocks, it will be exposed to these risks.

While the emphasis of the Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods on and after December 10, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The GW&K Equity Fund and the Partnership were managed by GW&K with investment objectives, policies and strategies materially equivalent to those employed by GW&K in managing the Fund. The Fund succeeded to the prior performance of the GW&K Equity Fund on October 7, 2002, when the reorganization of the GW&K Equity Fund into the Fund was consummated.

While, as sub-advisor to the Fund, GW&K employs investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the GW&K Equity Fund and the Partnership, in managing the Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Fund (and were incurred by the GW&K Equity Fund) that were not incurred by the Partnership.

With respect to periods prior to December 10, 1996, the following performance data represents the prior performance data of the Partnership and not the prior performance of the GW&K Equity Fund or the Fund. This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and patterns of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarter suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/03/1/
------------------------------------------------------------------------------
                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------- ------- ------
-4.06%  40.19%  15.96%  25.51%  17.68%  31.29%  12.83%  -19.62% -27.55% 31.50%

Best Quarter: 04 '99 +24.53%    Worst Quarter: 03 '02 -21.54%
--------------------------------------------------------------------------------

1 As of 1/26/04, Investor Shares have been reclassified as Class A Shares.
  Accordingly, the performance of Class A Shares shown for the Fund represents the performance of the Investor Shares.



                                             BNY Hamilton Multi-Cap Equity Fund

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index. Average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not an indication of future performance.


            Average annual total returns
            for periods ended 12/31/03(%)*/2/
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Class A Shares Return Before
             Taxes/1/                       24.59    1.45    9.48
            Class A Shares Return After
             Taxes on Distributions/1/      24.47    0.81    8.87
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares/1/     15.98    1.15    8.27
            S&P 500(R) Index (reflects no
             deduction for fees,
             expenses or taxes)/3/          28.69   -0.57   11.07
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/4/          47.25    7.13    9.47

*Assumptions: All dividends and distributions are reinvested.

--------------------------------------------------------------------------------

1 As of 1/26/04, Investor Shares have been reclassified as Class A Shares.
  Accordingly, the performance of Class A Shares shown for the Fund represents the performance of the Investor Shares.


2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies. 4 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.


BNY Hamilton Multi-Cap Equity Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses                         0.55       0.55

          Total annual operating expenses*       1.55       2.30

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.25% and 2.00%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.




The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  674     989    1,325   2,274
                 Class C Shares
                  (assuming
                  redemption)    333     718    1,230   2,636
                 Class C Shares
                  (assuming no
                  redemption)    233     718    1,230   2,636

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                             BNY Hamilton Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Prior to October 7, 2002, the Fund's predecessor operated as a series of a different investment company. The information for the year ended December 31, 2003, the period ended December 31, 2002 and the year ended September 30, 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement is included in the annual report, which is available upon request. The information for the years ended September 30, 2001, 2000 and 1999 was audited by other auditors whose report was unqualified.



                                                                Period
                                                              October 7,
                                                                 2002
                                                 Year Ended    Through       Year Ended September 30,*
                                                December 31, December 31,
Class A Shares/2/                                   2003         2002      2002    2001    2000    1999
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               9.77          8.59    12.29   21.22   13.99   10.90
                                                ------------ ------------ ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)                       0.04            --    (0.01)  (0.01)  (0.02)  (0.01)
  Net realized and unrealized gain (loss) on
   investments                                       3.04          1.18     3.32   (6.65)   7.64    3.13
                                                ------------ ------------ ------  ------  ------  ------
  Total gain (loss) from investment operations       3.08          1.18    (3.33)  (6.66)   7.62    3.12
Dividends and distributions:
  Dividends from net investment income              (0.04)           --       --      --      --   (0.02)
  Distributions from net realized gains                --            --       --   (2.27)  (0.39)  (0.01)
                                                ------------ ------------ ------  ------  ------  ------
  Total dividends and distributions                 (0.04)           --       --   (2.27)  (0.39)  (0.03)
                                                ------------ ------------ ------  ------  ------  ------
Net asset value at end of period                    12.81          9.77     8.96   12.29   21.22   13.99
                                                ------------ ------------ ------  ------  ------  ------
Total return                                        31.50      13.78/3/   (27.10) (33.91)  55.53   28.62

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets at end of period ($ x 1,000)            54,933        46,978   45,178  75,309  99,919  61,441
Ratio of net expenses to average net assets          1.25       1.25/4/     1.25    1.25    1.25    1.25
Ratio of expenses (before reduction) to average
 net assets                                          1.55       1.50/4/     1.64    1.39    1.33    1.36
Ratio of net investment income (loss) to
 average net assets                                  0.32       0.09/4/     0.04   (0.04)  (0.09)  (0.08)
Portfolio turnover rate                                24             9       29      25      38      28





1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2Class A shares (formerly, Investor Shares) were first offered on 10/7/02.
3Not annualized.
4Annualized.
*Effective October 7, 2002, the Fund changed its fiscal year end from September
 30 to December 31.

BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2004, the Russell 2000(R) Index included companies with market capitalizations of approximately $16 million to $2.8 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:


.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

                                             BNY Hamilton Small Cap Growth Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
More Information about Risks of Investing in Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/03/1/
------------------------------------------------------------------------------
                                    [CHART]

 1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
-0.33%  20.92%  29.97%  9.47%    7.64%  96.65%  -1.61%  -11.90% -21.90% 37.46%

Best Quarter: Q4 '99 +54.71%  Worst Quarter: Q3 '01 -20.81%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/03*/2/
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Class A Shares Return Before
             Taxes/1/                       30.16   11.62   12.33
            Class A Shares Return After
             Taxes on Distributions/1/      29.25    9.68   11.05
            Class A Shares Return After
             Taxes on Distributions
             and Sale of Fund Shares/1/     20.74    9.40   10.50
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/3/          47.25    7.13    9.47

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------


1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares. The performance of Investor Shares after 4/30/97 is shown under their new designation, Class A Shares.

2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The Russell 2000(R) is an unmanaged index of small U.S. companies.

                                             BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.31       0.31

          Total annual operating expenses        1.31       2.06


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.




The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment * ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  651     918    1,205   2,021
                 Class C Shares
                  (assuming
                  redemption)    309     646    1,108   2,390
                 Class C Shares
                  (assuming no
                  redemption)    209     646    1,108   2,390

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                             Year Ended December 31,
Class A Shares                                                        2003    2002    2001    2000    1999
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                  11.79   15.36   17.68   22.67   12.44
                                                                     ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment loss/2/                                              (0.12)  (0.11)  (0.11)  (0.17)  (0.13)
  Net realized and unrealized gain (loss) on investments               4.51   (3.26)  (1.99)  (0.37)  12.01
                                                                     ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                         4.39   (3.37)  (2.10)  (0.54)  11.88
Distributions:
  Distributions from capital gains                                    (0.72)  (0.20)  (0.22)  (4.45)  (1.65)
                                                                     ------  ------  ------  ------  ------
Net asset value at end of year                                        15.46   11.79   15.36   17.68   22.67
                                                                     ------  ------  ------  ------  ------
Total return (%)                                                      37.46  (21.90) (11.90)  (1.61)  96.65

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                  54,456  17,811  14,132  15,925  15,062
Ratio of expenses (after reduction) to average net assets              1.31    1.32    1.30    1.28    1.33
Ratio of expenses (before reduction) to average net assets             1.31    1.32    1.30    1.28    1.37
Ratio of net investment loss (after reduction) to average net assets  (0.82)  (0.82)  (0.67)  (0.76)  (0.96)
Portfolio turnover rate                                                  42      31      53      47      86



1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2Based on average shares outstanding.




                                             BNY Hamilton Small Cap Growth Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND




INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2004, the MSCI EAFE Index included companies with market capitalizations of approximately $100 million to $185 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

Investments in smaller companies, on the other hand, have historically been more volatile than those of

BNY Hamilton International Equity Fund
larger companies. And to the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

                                         BNY Hamilton International Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/03/1/
-----------------------------------------------------------
                                    [CHART]

         1998     1999     2000     2001     2002     2003
        ------   ------  -------  -------  -------  -------
        20.61%   43.00%  -24.19%  -25.12%  -21.36%   34.85%

Best Quarter: Q4 '99 +29.49%  Worst Quarter: Q3 '02 -18.91%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*/2/
              ----------------------------------------------------

                                                           Since
                                          1 Year 5 Years Inception
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/            27.77   -3.99    0.71
              Class A Shares Return After
               Taxes on Distribution/1/   27.50   -4.50    0.32
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/ 18.05   -3.41    0.56
              MSCI EAFE Index (reflects
               no deduction for fees,
               expenses or taxes)/3/      39.17    0.26    3.58

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Class A Shares (formerly, Investor Shares) were first offered on 5/1/97. From
  4/1/97 through 4/30/97, performance is based on the Fund's Institutional
  Shares.

2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

BNY Hamilton International Equity Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       5.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None
          Redemption Fee on shares held 60 days
           or fewer (as a % of amount
           redeemed)*                            2.00       2.00

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.75       0.75
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.56       0.56

          Total annual operating expenses        1.56       2.31


(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.
* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. Shares held for more than 60 calendar days are not subject to the redemption fee.




The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  675     992    1,330   2,284
                 Class C Shares
                  (assuming
                  redemption)    334     721    1,235   2,646
                 Class C Shares
                  (assuming no
                  redemption)    234     721    1,235   2,646

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                         BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                              Year Ended December 31,
Class A Shares                                                          2003   2002    2001    2000    1999
-------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    7.29    9.27   12.38   17.59   12.84
                                                                       -----  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income (loss)                                          0.08    0.03   (0.01)  (0.03)  (0.04)
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                                2.46   (2.01)  (3.10)  (4.21)   5.51
                                                                       -----  ------  ------  ------  ------
  Total gain (loss) from investment operations                          2.54   (1.98)  (3.11)  (4.24)   5.47
Dividends and distributions:
  Dividends from net investment income                                 (0.06)     --      --   (0.01)     --
  Distributions from capital gains                                        --      --      --   (0.96)  (0.72)
                                                                       -----  ------  ------  ------  ------
  Total dividends and distributions                                    (0.06)     --      --   (0.97)  (0.72)
                                                                       -----  ------  ------  ------  ------
Net asset value at end of year                                          9.77    7.29    9.27   12.38   17.59
                                                                       -----  ------  ------  ------  ------
Total return (%)                                                       34.85  (21.36) (25.12) (24.19)  43.00

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    6,260   5,081   5,350   7,583  12,010
Ratio of expenses (after reduction) to average net assets               1.56    1.69    1.52    1.43    1.52
Ratio of expenses (before reduction) to average net assets              1.56    1.69    1.52    1.43    1.55
Ratio of net investment income (loss) (after reduction) to average net
 assets                                                                 1.01    0.37   (0.09)  (0.20)  (0.27)
Portfolio turnover rate                                                  101     307     169      86      84



1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.




BNY Hamilton International Equity Fund

BNY HAMILTON

 S&P 500 INDEX FUND


INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)").

MANAGEMENT STRATEGY


The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its assets in stocks that comprise the S&P 500(R). As of March 31, 2004, the S&P 500(R) included companies with market capitalizations of approximately $921 million to $311 billion. The Advisor uses a full replication approach, in which all stocks in the S&P 500(R) are held by the Fund in proportion to their index weights.


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.
MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks included in the S&P 500(R) could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

           Investor Shares annual total returns
           (%) as of 12/31/03
           ----------------------------------------------------------
                                               [CHART]

                2003
               ------
               27.90%


           Best Quarter: Q2 '03 +15.07%  Worst Quarter: Q1 '03 -3.18%




The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/03*
            -------------------------------------------------------

                                                            Since
                                                   1 Year Inception
            -------------------------------------------------------
            Investor Shares Return Before Taxes/1/ 27.90    22.60
            Investor Shares Return After Taxes on
             Distributions/1/                      27.47    22.11
            Investor Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares/1/                             18.10    19.01
            S&P 500(R) Index (reflects no
             deduction for fees, expenses or
             taxes)/2,3/                           28.69    18.09

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Investor Shares were first offered on 7/25/02.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 Average annual total return since commencement of Investor Shares as of 7/25/02.

BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.



             Fee table (% of average net assets)
             -----------------------------------------------------

                                                          Investor
                                                           Shares
             -----------------------------------------------------
             Shareholder Fees                               None

             Annual Operating Expenses (expenses that are
              deducted from fund assets)
             -----------------------------------------------------
             Management fee                                 0.25
             Distribution and Service (12b-1) fees          0.25
             Other expenses                                 0.52

             Total annual operating expenses*               1.02



*This year, the Advisor voluntarily reduced the Fund's operating expenses for Investor Shares by 0.42% resulting in net operating expenses of 0.60% based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                Expenses on a $10,000 Investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares  104     325     563    1,248


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.


                                                BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



BNY Hamilton S&P 500 Index Fund

40


                                                                         Year Ended
                                                                        December 31,
Investor Shares                                                         2003  2002/1/
--------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of year                                    6.00   5.76
                                                                       -----  ------
Gain from investment operations:
  Net investment income                                                 0.08   0.04
  Net realized and unrealized gain on investments and futures           1.59   0.24
                                                                       -----  ------
  Total gain from investment operations                                 1.67   0.28
Dividends:
  Dividends from net investment income                                 (0.07) (0.04)
                                                                       -----  ------
Net asset value at end of year                                          7.60   6.00
                                                                       -----  ------
Total return (%)                                                       27.90   4.82/2/

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      692     30
Ratio of expenses (after reduction) to average net assets               0.60   0.60/3/
Ratio of expenses (before reduction) to average net assets              1.02   1.14/3/
Ratio of net investment income (after reduction) to average net assets  1.17   1.34/3/
Portfolio turnover rate                                                   40     32



1Investor Shares were first offered on 7/25/02.

2Not annualized.

3Annualized.

ACCOUNT POLICIES

Each Fund in this prospectus, except for the S&P 500 Index Fund, is offered in three share classes--Class A, Class C and Institutional. The S&P 500 Index Fund is offered in two share classes--Investor and Institutional. The Institutional Shares of each of these Funds is described in a separate prospectus. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each Share class offered by this prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors.

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Growth Fund, Multi-Cap Equity Fund and International Equity Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

SELECTING A CLASS

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the Equity Income Fund and intend to hold your Shares for five years or less, purchasing Class C would be more beneficial; if you intend to hold your Shares for more than five years, purchasing Class A would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

                                                               Account Policies

            Equity Income Fund, Large Cap Value Fund,
            Large Cap Growth Fund, Multi-Cap Equity Fund,
            Small Cap Growth Fund, International Equity
            Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed on
                         5.25% as indicated  shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         applicable Fund.    applicable Fund.

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than $25,000          5.25%                 5.54%
         $25,000 but less
          than $50,000              5.00%                 5.26%
         $50,000 but less
          than $100,000             4.50%                 4.71%
         $100,000 but less
          than $250,000             3.50%                 3.63%
         $250,000 but less
          than $500,000             2.75%                 2.83%
         $500,000 but less
          than $1 million           2.00%                 2.04%
         $1 million or more         None***               None***

* As a percent of the lower of the purchase price or current market value. **The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

               S&P 500 Index Fund
                                          Investor Shares
               -------------------------------------------------
               Sales Charge (Load)  No front-end sales charge
                                    or contingent deferred sales
                                    charge (CDSC).
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund.

Sales charges (load) Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percent of the offering price of the shares. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. Certain purchases of Class A Shares may also be subject to a CDSC.

Class C Shares of the applicable Funds are not subject to a front-end sales charge, but investors may be subject to a CDSC. A CDSC, or contingent deferred sales charge, is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the applicable Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value.

CDSCs are applied to the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash) (See "Notes on Exchanges" below). CDSCs are deducted from the amount of the redemption and paid to the Distributor.


Account Policies

Sales charge waivers Shareholders who held, as of January 26, 2004, Investor Shares of a Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. In addition, sales charges may also be waived for employees of the Advisor or its affiliates and for investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.


Sales charge reductions Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances. To receive these benefits, you must notify the Transfer Agent or Distributor of any pertinent information concerning your eligibility at the time of purchase.

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or

(b)combining concurrent purchase of shares of any Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. If you sold shares in the International Equity Fund within a 60 day period of purchase and you exercise your reinstatement privilege, you will still be charged a redemption fee. (See "Making Exchanges/Redeeming Shares").

Waiver of CDSC--Class C Shares The following circumstances qualify for waivers of Class C's CDSC:

.. Distributions following the death or disability of a shareholder.

.. Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan.


                                                               Account Policies

.. Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the annual average daily net assets of Investor Shares, Class A Shares and Class C Shares, respectively. These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT

                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  initial   continuing  Minimum
                 Account Type    investment investments balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A

*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES


Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:

BNY Hamilton Funds, Inc.                           BNY Hamilton Funds, Inc.
P.O. Box 182785                                    P.O. Box 182785
Columbus, OH 43218-2785                            Columbus, OH 43218-2785
For all enrollment forms, call 1-800-426-9363      If possible, include a tear-off payment stub from one of your transaction confirmation statements.

Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785


The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers check. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance              You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   . declining balance
                                                   . fixed dollar amount
                                                   . fixed share quantity
                                                   . fixed percentage of your account
                                                   Call 1-800-426-9363 for details.


MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund may give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds, usually without paying additional sales charges or between Investor Shares of an Index Fund and Class A Shares of other Funds (See "Notes on Exchanges" below). From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain

Account Policies
or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


Reserved rights The Funds reserve the following rights:


.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.


Notes on Exchanges When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.


Redemptions In-Kind The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.



Redemption Fee The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. The fee is in addition to any CDSC that may be applicable at the time of sale. Although the International Equity



                                                               Account Policies

Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans or redemptions under a certain dollar amount. The fee may also not apply to redemptions that do not indicate abusive trading strategies, such as redemp- tions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to min- imum required distributions from retirement plans or redemptions initiated by the International Equity Fund.


DISTRIBUTIONS AND TAX CONSIDERATIONS

The Large Cap Growth Fund and the Equity Income Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates

"Qualified Dividend Income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be Qualified Dividend Income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the equity funds are expected to be primarily capital gains. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Funds.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or



Account Policies
whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.


Certain accounts, however, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Funds. Further, identification of abusive traders may also be limited by operational systems and technical limitations.


INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.


Estabrook Capital Management, LLC ("Estabrook"), located at 1633 Broadway, New York, NY 10019, has been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook Capital Management, LLC, and predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $2 billion.


Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley St., Boston, MA 02116, is the sub-advisor for the Multi-Cap Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $5.5 billion, as of December 31, 2003.


Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2003.



              Fund                                        Fee
                                                       as a % of
                                                     average daily
                                                      net assets
                                                      (net of fee
                                                       waivers)
              ----------------------------------------------------
              BNY Hamilton Equity Income Fund            0.60
              BNY Hamilton Large Cap Value Fund          0.30
              BNY Hamilton Large Cap Growth Fund         0.60
              BNY Hamilton Multi-Cap Equity Fund         0.45
              BNY Hamilton Small Cap Growth Fund         0.75
              BNY Hamilton International Equity Fund     0.75
              BNY Hamilton S&P 500 Index Fund            0.00


PORTFOLIO MANAGERS

The day-to-day management of the Funds is handled by teams of investment professionals under the leadership of the portfolio managers, who are described below.


BNY Hamilton Equity Income Fund is managed by Irene D. O'Neill, CFA, who is a Vice President of the Advisor and who has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning 1981, where she served as a securities analyst and portfolio manager.



BNY Hamilton Large Cap Value Fund is managed by William C. McLean III and George D. Baker. Mr. McClean is a Portfolio Manager at Estabrook and has been Estabrook's President and a manager of the



                                                               Account Policies

Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist.



BNY Hamilton Large Cap Growth Fund is managed by Charles Goodfellow and DeAnne Steele, CFA. Mr. Goodfellow is Senior Portfolio Manager of the Fund and a Managing Director of the Advisor. He has managed the Fund since its inception in 1997 and has been managing common trust funds since he joined the Advisor in 1989. Ms. Steele, who is a Vice President, joined the Advisor in 1999 as a portfolio manager and has managed the Fund since 2000. Prior to joining the Advisor, she was a Portfolio Manager at The Northern Trust Company.


BNY Hamilton Multi-Cap Equity Fund The Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program.




BNY Hamilton Small Cap Growth Fund is managed by John C. Lui, who is a Vice President of the Advisor and who has managed the Fund since its inception in

1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.


BNY Hamilton International Equity Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe Houghton. He joined Axe Houghton in March 1984.



BNY Hamilton S&P 500 Index Fund is managed by Kurt Zyla and Todd Rose. Mr. Zyla is a Portfolio Manager and Managing Director of the Advisor. He has managed the Passive Investment Management Group of the Advisor since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Rose is a Portfolio Manager in the Index Fund Management Division of the Advisor since 2000. Prior to joining the Index Fund Management Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.



Account Policies

[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

FOR MORE INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:
1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                          90 Park Avenue, 10th Floor,
                              New York, NY 10016

                                                                 PU-AC-EQ-04/04

[LOGO] NEW
COVENANT
FUNDS/SM/


                             NEW COVENANT TREASURY
                               MONEY MARKET FUND
                                  PROSPECTUS

                                PREMIER SHARES


                        ADVISED BY THE BANK OF NEW YORK


                                April 27, 2004









   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:


    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:


    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.


The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUND

 6  BNY Hamilton Treasury Money Fund


SERVICES PROVIDED

 9  Services Provided


ACCOUNT POLICIES

10  Daily NAV Calculation

10  Distributions and Tax Considerations

11  Purchasing and Redeeming Premier Shares

12  Investment Advisor

12  Portfolio Manager


 FOR MORE INFORMATION

Back Cover

 FUND CUSIP NUMBERS



 TREASURY MONEY FUND



     CUSIP Number: Premier Shares 05561M804


     Ticker Symbol: BHTXX

AN INTRODUCTION TO BNY HAMILTON FUNDS

You may invest in BNY Hamilton Treasury Money Fund in accounts held through the New Covenant Funds. BNY Hamilton Treasury Money Market Fund is designed for investors who seek stability of principal. It is a valuable component of most portfolios and well-suited for investing money that may be needed in the near future. BNY Hamilton Treasury Money Market Fund takes extra measures to provide for safety and liquidity, including:


.. by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.
.. limiting the average dollar-weighted maturity of their portfolios to 60 days rather than the 90 days permitted.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

BNY HAMILTON

 TREASURY MONEY FUND


INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury and repurchase agreements fully collateralized by obligations of the U.S. Treasury.

MANAGEMENT STRATEGY

The Fund seeks to maintain a stable $1 share price and invests exclusively in securities backed by the full faith and credit of the U.S. government. These securities include:

.. Treasury bills

.. Treasury notes

.. Treasury bonds

.. repurchase agreements fully collateralized by U.S. Treasury obligations

The maximum allowable maturity for any individual security is 397 days, and the Fund maintains an average dollar-weighted maturity of 90 days or less.

In investing the Fund's assets, the portfolio manager seeks to take advantage of the dynamics of short-term interest rates by actively managing the Fund's average weighted maturity. The Fund may invest in repurchase agreements, which are contracts to sell and buy back a given security at a specific time and price, to enhance yields.

MAIN INVESTMENT RISKS

The value of money market securities is most affected by short-term interest rates. An extreme rise in short-term interest rates could substantially decrease the value of the Fund's investments and jeopardize its $1 share price.

Since the Fund invests only in U.S. Treasury obligations and repurchase agreements based on them, its yield may lag other money market funds that invest in higher-yielding securities with some credit risk. The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------
Money Funds and the AAA/Aaa Rating
All money market funds that utilize amortized costs must comply with the SEC's Rule 2a-7, which covers diversification standards, credit quality restrictions, and maturity limits for individual securities and the portfolio as a whole.

In order to obtain the AAA/Aaa rating from Standard & Poor's and Moody's, money market funds observe additional, more conservative investment guidelines. U.S. Treasury obligations automatically meet the most stringent credit quality requirements. In addition, the fund's weighted average maturity may not exceed 60 days.

BNY Hamilton Treasury Money Fund

PAST PERFORMANCE


The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance does not guarantee future performance. To obtain current yield information, please call 1-800-426-9363 or visit www.bnyhamiltonfunds.com.



Annual total returns
(%) as of 12/31/03/1/
-----------------------------------------------------------
                                    [CHART]


1998   1999   2000   2001   2002   2003
-----  -----  -----  -----  -----  -----
4.99%  4.54%  5.82%  3.68%  1.29%  0.66%

Best quarter: Q3 '00 +1.51     Worst quarter: Q4 '03 +0.13

Best Quarter: Q3 '00 +1.51%    Worst Quarter: Q4 '03 +0.13%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods.



                   Average annual total returns (%) as of 12/31/03*
                   ------------------------------------------------

                                                           Since
                                       1 Year   5 Year   Inception
                   ------------------------------------------------
                   Premier Shares/1/    0.66     3.18      3.66


FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of fund assets, and are reflected in the total return. Since this fund is "no-load," shareholders pay no fees or out of pocket expenses.



              Fee table (% of average net assets)
              ----------------------------------------------------

                                                           Premier
                                                           Shares
              ----------------------------------------------------
              Shareholder Fees                              None

              Annual Operating Expenses (expenses that are
               deducted from fund assets)
              ----------------------------------------------------
              Management fee                                0.10
              Servicing fee                                 0.25
              Other expenses                                0.14
              Total annual operating expenses               0.49



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Premier Shares   50     157     274     616


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.

--------------------------------------------------------------------------------
1 Premier Shares commenced operations on 4/1/97.

                                               BNY Hamilton Treasury Money Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                       Year Ended December 31,
                                                             2003       2002       2001      2000     1999
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           1.00       1.00       1.00     1.00     1.00
                                                          ---------  ---------  ---------  -------  -------
Gain from investment operations:
  Net investment income                                       0.007      0.013      0.036    0.057    0.045
Dividends:
  Dividends from net investment income                       (0.007)    (0.013)    (0.036)  (0.057)  (0.045)
                                                          ---------  ---------  ---------  -------  -------
Net asset value at end of year                                 1.00       1.00       1.00     1.00     1.00
                                                          ---------  ---------  ---------  -------  -------
Total return (%)                                               0.66       1.29       3.68     5.82     4.54

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       1,280,008  1,511,644  1,064,661  684,865  429,461
Ratio of expenses (after reduction) to average net assets      0.49       0.48       0.49     0.50     0.52
Ratio of expenses (before reduction) to average net
 assets                                                        0.49       0.48       0.49     0.50     0.52
Ratio of net investment income (after reduction) to
 average net assets                                            0.65       1.27       3.49     5.76     4.41


BNY Hamilton Treasury Money Fund

SERVICES PROVIDED


SHAREHOLDER SERVICING PLANS

The Advisor (The Bank of New York) has entered into servicing agreements with certain institutions (shareholder organizations), including the New Covenant Funds, that invest in Premier Shares of the Fund for their customers. Under these agreements, the institutions provide support services to their customers, and the Fund, in turn, pays the institutions 0.25% (annualized) of the average daily NAV of its customers' Premier Shares.

Services that the shareholder organizations are responsible for providing to their customers include the following:

.. aggregating and processing customer purchase and redemption orders, then placing net purchase and redemption orders with the distributor

.. providing automatic reinvestment of customers' cash balances in other investment accounts in Premier Shares, if requested

.. processing customers' dividend payments

.. providing periodic statements to their customers

.. arranging for bank wires

.. providing adequate customer support facilities

.. performing all necessary sub-accounting

.. forwarding shareholder communications from the Fund

Some shareholder organizations may charge their customers additional fees for their services connected with investments in the Fund. If so, they are required to disclose them. Their customers should read this prospectus along with the terms governing their accounts.

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.

Fee waivers The Fund's service providers normally pay all expenses in connection with the performance of their services, while the Fund pays its own operating expenses. During the course of the Fund's fiscal year, the administrator and/or Advisor may voluntarily reduce their fees or pay certain Fund expenses. This will have the effect of increasing investors' yields. But the Advisor and/or administrator may still be reimbursed by the Fund before the end of the fiscal year. If so, investors' yields will then decrease correspondingly.

WIRE ORDER PROCESSING

Wire order processing services for direct investors will be provided by the transfer agent. Shareholder organizations will provide similar services for their customers.

QUARTERLY STATEMENTS

Shareholders receive quarterly statements, reflecting all account activity, including dividends reinvested in additional shares or credited as cash. Shareholders will also receive confirmations of each purchase, exchange or redemption.

                                                              Services Provided

ACCOUNT POLICIES

DAILY NAV CALCULATION

The Fund calculates its net asset value per share (NAV) at 4:30 p.m. eastern time each business day (Monday through Friday), though it may not do so on a day when no purchase or redemption orders are received. A business day is a day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open and any other day during which trading in the Fund's portfolio securities could materially affect the Fund's NAV. The Fund uses the amortized cost method to value its securities. When market prices are not available, the Fund will use fair value prices as determined by the Board of Directors. Dividends and expenses accrue daily.

Purchase orders received by the transfer agent or its designee before 4:30 p.m. eastern time will be executed at the offering price calculated at that day's close.

DISTRIBUTIONS AND TAX CONSIDERATIONS

Net investment income for Premier Shares of the Fund will be determined immediately before calculation of NAV each business day. Premier Shares will begin earning dividends on the first business day their purchase is effective.

Net investment income for Premier Shares of the Fund will be declared as dividends daily and paid monthly within five business days after the end of the month. Dividends and distributions will be payable to shareholders of record at the time of declaration. The Fund automatically pays distributions in the form of additional Fund shares. Notify the New Covenant Funds in writing to:

.. choose to receive distributions in cash

.. change the way you currently receive distributions

Your taxable income is the same either way. If you choose to receive distributions in cash, and the checks are either returned as undeliverable or left uncashed for six months, your future distributions will be reinvested in the Fund, and uncashed checks will be cancelled and reinvested at the Fund's share price as of the day of cancellation.

                  Type of Distribution     Federal Tax Status
                  -------------------------------------------
                  Dividends from net        ordinary income
                  investment income
                  Short-term capital gains  ordinary income

The Fund does not expect to realize long-term capital gains or losses. Distributions from the Fund are expected to be primarily ordinary income from dividends.

The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investors who do not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax and charges against their accounts related to fines.

You should consult your tax advisor regarding your own particular tax situation.

Account Policies

PURCHASING AND REDEEMING
PREMIER SHARES

Minimum investment requirements


                               Initial investment
                               ------------------
                                   $500,000*

*Customers of the New Covenant Funds (one of the Fund's shareholder organizations) are subject to a $500 initial investment minimum for their accounts held through the New Covenant Funds.

Effective March 8, 2004, investors holding Fund shares in accounts through the New Covenant Funds who wish to transmit requests to open an account, add to an existing account or sell shares of the Fund by mail or to make an investment by wire should follow the instructions set forth below:

  - Mail your request
   By U.S. Mail to:
   New Covenant Funds
   Attn: Shareholder Services
   PO Box 182959
   Columbus, Ohio 43218-2959

   By Overnight Courier to:
   New Covenant Funds
   Attn: Shareholder Services
   3435 Stelzer Road
   Columbus, Ohio 43219

  - By Wire:
   To make an investment in the Fund or to add to an existing account by wire, call 877-835-4531 for instructions.


Fund shares are redeemed at the next NAV per share calculated after the New Covenant Funds receives the purchase order. The Fund does not impose any fee for direct purchase or redemption orders, but broker-dealers may charge a fee for these services. Checks should be in U.S. dollars and payable to the Fund. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until the purchase check clears, which may take up to ten business days.


Investors are entitled to purchase, exchange or redeem shares by telephone at 877-835-4531 at no charge. Telephone privileges are not available for ten days following a change of address. You must notify the New Covenant Funds in writing if you want to disable telephone transactions.

Once an account through the New Covenant Funds has been opened with a minimum investment of $500, you can make additional purchases of shares with the automatic withdrawal of monies from your bank account.

The Fund does not issue share certificates.

Redemption proceeds are normally wired to the redeeming shareholder on the same business day, if the order is received by the New Covenant Funds before the close of business. In order for the Advisor to manage the Fund most effectively, investors are urged to initiate redemptions early in the day, if possible, and to notify the transfer agent at least one day in advance for redemptions of more than $3 million.

Reserved rights: The Fund reserves the following rights:

.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

                                                               Account Policies

Customer Identification Program The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.


Checkwriting privileges Checkwriting privileges are available by request to investors holding Fund shares in accounts held through the New Covenant Funds. The minimum check amount is $100 with a maximum amount of $5,000,000. There is no fee for writing checks, but the New Covenant Funds will charge for stop payments or overdrafts. You cannot close your account by writing a check.

The New Covenant Funds reserve the right to impose a fee or terminate this service upon notice to shareholders.



INVESTMENT ADVISOR


The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.


Advisor compensation: The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee. The Advisor's fee accrues daily and is payable monthly at an annual rate of 0.10% of average daily net assets.

PORTFOLIO MANAGER

Richard Klingman is a vice president of the Advisor and has managed the Fund since 1997. He joined the Advisor in 1996 and has been managing assets since 1990.


Account Policies

[LOGO] NEW
COVENANT
FUNDS/SM/

FOR MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed disclosure on features and policies of the fund. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THE SAI FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUND BY CONTACTING YOUR DEALER OR:

New Covenant Funds Distributor, Inc.
P.O. Box 182959
Columbus, OH 43218-2959
877-835-4531

INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654

[LOGO] NEW
COVENANT
FUNDS/SM/

                             NEW COVENANT TREASURY
                               MONEY MARKET FUND

                                PREMIER SHARES


                        ADVISED BY THE BANK OF NEW YORK

                               3435 Stelzer Road
                              Columbus, OH 43219


                                                                    FDN12-04-16

                                    [GRAPHIC]


                                                  BNY Hamilton Funds Prospectus

--------------------------------------------------------------------------------


                                                                 April 27, 2004


================================================================================

                                                                   Fixed Income
                                                                          Funds
                                                                     Prospectus

--------------------------------------------------------------------------------

                                              Class A Shares and Class C Shares
                                                           Enhanced Income Fund
                                                   Intermediate Government Fund
                                             Intermediate Investment Grade Fund
                                                   Intermediate Tax-Exempt Fund
                                          Intermediate New York Tax-Exempt Fund
                                                                High Yield Fund

                                                                Investor Shares
                                                    U.S. Bond Market Index Fund

             As with all mutual funds, the Securities and
             Exchange Commission has not approved or
             disapproved these securities or said whether
             the information in this prospectus is
             adequate and accurate. Anyone who indicates
             otherwise is committing a crime.              [LOGO]

                    NOTICE OF PRIVACY POLICY AND PRACTICES


BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.


COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and


    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.


DISCLOSURE OF CUSTOMER INFORMATION


We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:



    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION


We protect customer information by requiring service providers to BNY Hamilton
Funds:



    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.



The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUNDS

 6  BNY Hamilton Enhanced Income Fund

12  BNY Hamilton Intermediate Government Fund

17  BNY Hamilton Intermediate Investment Grade Fund

22  BNY Hamilton Intermediate Tax-Exempt Fund

27  BNY Hamilton Intermediate New York Tax-Exempt Fund

32  BNY Hamilton High Yield Fund

36  BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

40  Daily NAV Calculation

40  Selecting a Class

41  Distribution Arrangements/Sales Charges

44  Opening an Account/Purchasing Shares

45  Making Exchanges/Redeeming Shares

47  Distributions and Tax Considerations

47  Abusive Trading

48  Investment Advisor

48  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS



 ENHANCED INCOME FUND





     CUSIP Numbers:


     Class A Shares 05561M580


     Class C Shares 05561M424



 INTERMEDIATE GOVERNMENT FUND





     CUSIP Numbers:


     Class A Shares 05561M200


     Class C Shares 05561M465



 INTERMEDIATE INVESTMENT GRADE FUND





     CUSIP Numbers:


     Class A Shares 05561M788


     Class C Shares 05561M457



 INTERMEDIATE TAX-EXEMPT FUND





     CUSIP Numbers:


     Class A Shares 05561M812


     Class C Shares 05561M416



 INTERMEDIATE NEW YORK TAX-EXEMPT FUND





     CUSIP Numbers:


     Class A Shares 05561M309


     Class C Shares 05561M432



 HIGH YIELD FUND



     CUSIP Numbers:


     Class A Shares 05561M549


     Class C Shares 05561M440



 U. S. BOND MARKET INDEX FUND



     CUSIP Number:


     Investor Shares 05561M671

AN INTRODUCTION TO BNY HAMILTON FUNDS

The fixed-income funds are presented in order from most conservative to most aggressive and seek to provide current income and stability of principal to varying degrees. The tax-exempt funds further aim to generate income that is free from federal and/or state income tax.


BNY Hamilton Funds also offer equity and money market funds, which are described in separate prospectuses. The equity funds invest primarily in common stocks of companies. BNY Hamilton International Equity Fund invests primarily in companies outside of the United States. These funds are best suited for long-term investments. The money market funds are designed for investors who seek stability of principal.



BNY Hamilton Funds also offer index funds which provide broad market exposure in passively managed portfolios. The U.S. Bond Market Index Fund is described in this prospectus and the S&P 500 Index Fund is described in a separate prospectus.


Each of the Funds described in this prospectus, except the U.S. Bond Market Index Fund, offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. The U.S. Bond Market Index Fund offers two classes of shares: Investor Shares and Institutional Shares. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. The Investor Shares of the U.S. Bond Market Index Fund, and Class A and Class C Shares of the fixed-income and tax-exempt Funds are described in this prospectus. The Institutional Shares offered by the Funds are described in a separate prospectus.

The above Funds are valuable components in most investors' overall portfolios. The percentage of your portfolio you allocate to each would depend on your time horizon, tax bracket, investment goals and tolerance for risk, among other factors.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

BNY HAMILTON

 ENHANCED INCOME FUND

INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (securities rated Baa/BBB and above) fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund's investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.


The Fund will pursue its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short") duration. The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). In addition, the Fund may enter into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of stabilizing the Fund's net asset value per share by offsetting fluctuations in the value of the Fund's portfolio securities. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio securities and in order to maintain the Fund's ultra


BNY Hamilton Enhanced Income Fund
short duration. The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset- backed securities, the weighted average life will be used to determine the security's maturity.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. The risk is magnified with lower-rated bonds.

When interest rates drop, holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk.

The Fund is subject to risks associated with its use of wrap contracts (a contract between the Fund and a financial institution such as a bank, insurance company or other financial institution, under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events) and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be subject to increased fluctuation.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect

--------------------------------------------------------------------------------
Weighted Average Life

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor

The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

                                              BNY Hamilton Enhanced Income Fund
performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/03/1/
---------------------------------------------------------
                                    [CHART]

2003
----
1.60
Best Quarter: Q1 '03 +0.97%  Worst Quarter: Q3 '03 -0.14%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/03*/2/
             ------------------------------------------------------

                                                            Since
                                                   1 Year Inception
             ------------------------------------------------------
             Class A Shares Return Before Taxes/1/  0.08    0.90
             Class A Shares Return After Taxes on
              Distributions/1/                     -0.48    0.24
             Class A Shares Return After Taxes on
              Distributions and Sale of Fund
              Shares/1/                             0.05    0.37
             Lehman Brothers 9-12 Month
              Treasury Note Index (reflects no
              deduction for fees, expenses or
              taxes)/3,4/                           1.43    2.16
             Merrill Lynch US Dollar LIBOR
              3-Month Constant Maturity Index
              (reflects no deduction for fees,
              expenses or taxes)/4,5/               1.29    1.56

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Class A Shares (formerly, Investor Shares) were first offered on 5/2/02.

2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.
4 Average annual total return since inception 5/01/02.
5 The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.

                                              BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES


The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       1.50       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.10       0.10
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses                         0.19       0.19

          Total annual operating expenses*       0.54       1.29

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 0.50% and 1.25% respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  204     321     447      817
                 Class C Shares
                  (assuming
                  redemption)    231     409     708    1,556
                 Class C Shares
                  (assuming no
                  redemption)    131     409     708    1,556

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                         Year Ended
Class A Shares                                                          December 31,
                                                                        2003  2002/2/
--------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of year                                    2.00   2.00
                                                                       -----  ------
Gain from investment operations:
  Net investment income                                                 0.03   0.02
  Net realized and unrealized gain on investments                         --   0.01
                                                                       -----  ------
  Total gain from investment operations                                 0.03   0.03
Dividends:
  Dividends from net investment income                                 (0.03) (0.03)
                                                                       -----  ------
Net asset value at end of year                                          2.00   2.00
                                                                       -----  ------
Total return (%)                                                        1.60   1.43/3/

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    3,332  5,505
Ratio of expenses (after reduction) to average net assets               0.50   0.50/4/
Ratio of expenses (before reduction) to average net assets              0.54   0.60/4/
Ratio of net investment income (after reduction) to average net assets  1.37   1.72/4/
Portfolio turnover rate                                                   87     40





1 Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2 Class A Shares (formerly, Investor Shares) were first offered on 5/2/02. 3 Not annualized.
4 Annualized.

                                              BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. The Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.


Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

BNY Hamilton Intermediate Government Fund

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Fund has low exposure to credit risk because most of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value. Further, indebtedness of certain of these agencies, including the well-known Federal National Mortgage Associa- tion (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are not entitled to the full faith and credit of the United States and are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.

Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and Ginnie Mae (GNMA), though they may be issued by private firms.


                                      BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/03/1/
-----------------------------------------------------------------------------
                                    [CHART]

 1994    1995    1996   1997    1998     1999    2000   2001     2002    2003
 ----    ----    ----   ----    ----     ----    ----   ----     ----    ----
-5.17   15.40    3.16   7.54    7.33    -0.98   10.76   6.62    10.22    1.50

Best Quarter: Q2 '95 + 5.48%  Worst Quarter: Q1 '95 -3.54%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*/2/
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes/1/                    -2.81   4.61     5.02
              Class A Shares Return After
               Taxes on Distributions/1/   -4.10   2.64     2.92
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  -1.83   2.69     2.93
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/3/  2.30   6.19     6.32

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 As of 1/26/04, Investor Shares have been reclassified as Class A Shares.
  Accordingly, the performance of Class A Shares shown for the Fund represents the performance of the Investor Shares.


2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.

BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.39       0.39

          Total annual operating expenses*       1.14       1.89

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.04% and 1.79%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.


The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  536     772    1,026   1,752
                 Class C Shares
                  (assuming
                  redemption)    292     594    1,021   2,212
                 Class C Shares
                  (assuming no
                  redemption)    192     594    1,021   2,212

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                      BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                  Year Ended December 31,
Class A Shares                                             2003    2002   2001/2/  2000    1999
-------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of year                       10.51    9.98    9.85    9.41   10.04
                                                          ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                     0.33    0.43    0.49    0.53    0.53
  Net realized and unrealized gain (loss) on investments   (0.17)   0.57    0.15    0.45   (0.63)
                                                          ------  ------  ------  ------  ------
  Total gain (loss) from investment operations              0.16    1.00    0.64    0.98   (0.10)
Dividends:
  Dividends from net investment income                     (0.40)  (0.47)  (0.51)  (0.54)  (0.53)
                                                          ------  ------  ------  ------  ------
Net asset value at end of year                             10.27   10.51    9.98    9.85    9.41
                                                          ------  ------  ------  ------  ------
Total return (%)                                            1.50   10.22    6.62   10.76   (0.98)

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       14,896  16,196  13,278  12,168  12,507
Ratio of expenses (after reduction) to average
 net assets                                                 1.04    1.04    1.04    1.04    1.07
Ratio of expenses (before reduction) to average
 net assets                                                 1.14    1.14    1.18    1.18    1.20
Ratio of net investment income (after
 reduction) to average net assets                           3.13    4.20    4.89    5.67    5.50
Portfolio turnover rate                                       87      41      44      10      16



1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.09% to 4.89%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE INVESTMENT GRADE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:

.. U.S. and foreign corporations

.. the U.S. government or its agencies

Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends--including rate projections, inflation trends, and corporate profit outlook--is used to determine how the Fund should allocate its investments among the sectors above. The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields.


The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in non-investment grade debt obligations.


As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on

                                BNY Hamilton Intermediate Investment Grade Fund
their payments. This risk is magnified with lower-rated bonds.

The value of debt securities is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.


Investments in non-investment grade bonds involve additional risks. High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.


The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




--------------------------------------------------------------------------------
Understanding Intermediate-Term Bonds

The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve. The risk curve for bonds typically has a pos itive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

BNY Hamilton Intermediate Investment Grade Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/03/1/
----------------------------------------------------------------------------
                                     [CHART]

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-5.06   18.69   1.82    8.00    8.22    -1.73   9.10    6.95    7.92    3.29

Best Quarter: Q2 '95 +6.28%  Worst Quarter: Q1 '94 -3.82%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*/2/
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes/1/                    -1.23   4.10     5.07
              Class A Shares Return After
               Taxes on Distributions/1/   -2.78   1.98     3.56
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/  -0.58   2.18     3.43
              Lehman Intermediate Gov't/
               Credit Index (reflects no
               deduction for fees,
               expenses or taxes)/3/        4.30   6.65     6.62

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares. The performance of Investor Shares after 4/30/97 is shown under their new designation, Class A Shares.

2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.


                                BNY Hamilton Intermediate Investment Grade Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.29       0.29

          Total annual operating expenses*       1.04       1.79

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.04% and 1.79%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  527     742     975    1,642
                 Class C Shares
                  (assuming
                  redemption)    282     563     970    2,105
                 Class C Shares
                  (assuming no
                  redemption)    182     563     970    2,105

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton Intermediate Investment Grade Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an invest ment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                            Year Ended December 31,
Class A Shares                                                          2003   2002  2001/2/  2000   1999
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.51  10.24  10.12    9.84  10.61
                                                                       -----  -----  ------  -----  -----
Gain (loss) from investment operations:
  Net investment income                                                 0.35   0.49   0.56    0.58   0.57
  Net realized and unrealized gain (loss) on investments               (0.01)  0.29   0.13    0.28  (0.76)
                                                                       -----  -----  ------  -----  -----
  Total gain (loss) from investment operations                          0.34   0.78   0.69    0.86  (0.19)
Dividends and distributions:
  Dividends from net investment income                                 (0.43) (0.51) (0.57)  (0.58) (0.56)
  Distributions from capital gains                                     (0.12)    --     --      --  (0.02)
                                                                       -----  -----  ------  -----  -----
  Total dividends and distributions                                    (0.55) (0.51) (0.57)  (0.58) (0.58)
                                                                       -----  -----  ------  -----  -----
Net asset value at end of year                                         10.30  10.51  10.24   10.12   9.84
                                                                       -----  -----  ------  -----  -----
Total return (%)                                                        3.29   7.82   6.95    9.10  (1.73)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    7,733  9,429  6,002   4,912  4,607
Ratio of expenses (after reduction) to average net assets               1.04   1.04   1.03    1.03   1.05
Ratio of expenses (before reduction) to average net assets              1.04   1.05   1.04    1.04   1.09
Ratio of net investment income (after reduction) to average net assets  3.32   4.77   5.43    5.93   5.62
Portfolio turnover rate                                                  110     98    106      76     57



1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain
 (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.43%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                BNY Hamilton Intermediate Investment Grade Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. These obligations are also exempt from the federal alternative minimum tax. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations issued by U.S. states, territories and municipalities. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underper-

BNY Hamilton Intermediate Tax-Exempt Fund form its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Securities

The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt. Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Class A Shares annual total returns
(%) as of 12/31/03/1/
----------------------------------------------------------------------------
                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-3.62   11.45   3.69    5.96    4.95    -2.22   9.03    4.32    9.28    3.19

Best Quarter: Q1 '95 +4.64%  Worst Quarter: Q1 '94 -3.78%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

              Average annual total returns (%) as of 12/31/03*/ 2/
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return
               Before Taxes/1/             -1.20   3.73     4.05
              Class A Shares Return After
               Taxes on Distributions/1/   -1.43   3.58     3.92
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/   0.63   3.66     3.82
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/3/  4.19   5.47     5.42

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Class A Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund. From 4/1/97 through 4/30/97, performance figures for Class A Shares are based on the performance of the Fund's Institutional Shares. The performance of Investor Shares after 4/30/97 is shown under their new designation, Class A Shares.

2 Class C Shares were first offered as of 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.

3 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.29       0.29

          Total annual operating expenses*       1.04       1.79

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.04% and 1.79%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  527     742     975    1,642
                 Class C Shares
                  (assuming
                  redemption)    282     563     970    2,105
                 Class C Shares
                  (assuming no
                  redemption)    182     563     970    2,105

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernest & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                            Year Ended December 31,
Class A Shares                                                          2003   2002  2001/2/  2000   1999
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.49  10.03  10.02    9.55  10.19
                                                                       -----  -----  ------  -----  -----
Gain (loss) from investment operations:
  Net investment income                                                 0.31   0.32   0.38    0.37   0.23
  Net realized and unrealized gain (loss) on investments                0.02   0.59   0.05    0.47  (0.45)
                                                                       -----  -----  ------  -----  -----
  Total gain (loss) from investment operations                          0.33   0.91   0.43    0.84  (0.22)
Dividends and distributions:
  Dividends from net investment income                                 (0.32) (0.35) (0.37)  (0.37) (0.37)
  Distributions from capital gains                                     (0.20) (0.10) (0.05)     --  (0.05)
                                                                       -----  -----  ------  -----  -----
  Total dividends and distributions                                    (0.52) (0.45) (0.42)  (0.37) (0.42)
                                                                       -----  -----  ------  -----  -----
Net asset value at end of year                                         10.30  10.49  10.03   10.02   9.55
                                                                       -----  -----  ------  -----  -----
Total return (%)                                                        3.19   9.28   4.32    9.03  (2.22)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    2,847  2,897    533     606    441
Ratio of expenses (after reduction) to average net assets               1.04   1.04   1.04    1.03   1.07
Ratio of expenses (before reduction) to average net assets              1.04   1.05   1.06    1.04   1.07
Ratio of net investment income (after reduction) to average net assets  2.97   3.44   3.68    3.85   2.31
Portfolio turnover rate                                                   36     34     24      19     34



1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01, and increase the ratio of net investment income to average net assets from 3.64% to 3.68%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. "Assets" means net assets plus the amount of borrowings for investment purposes. These bonds and notes are also exempt from the federal alternative minimum tax. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations which are securities rated Baa/BBB and above, as well as their unrated equivalents. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced

                             BNY Hamilton Intermediate New York Tax-Exempt Fund
by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.


The terrorist attack on the World Trade Center on September 11, 2001 disrupted a number of businesses, caused extensive property damage, and may reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York may suffer a decrease in revenue and an increase in expenditures related to the attack.


Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the per- formance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. The performance figures in the bar chart do not reflect any deduction for the front-end sales load that is assessed on Class A Shares. If the load were reflected, the performance figures would be lower. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Class A Shares annual total returns
(%) as of 12/31/03/1/
-------------------------------------------------------------------
                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----   ----   ----   ----   ----   ----   ----   ----   ----   ----
-3.81  12.08  3.47   6.19   5.04   -1.60  8.49   4.51   8.42   3.57

Best Quarter: Q1'95 +5.00%  Worst Quarter: Q1 '94 -3.24%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. The performance of the Class A Shares (formerly Investor Shares) reflects the deduction of the maximum front-end sales load that is currently assessed on Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will vary due to differing fees and expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*/2/
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Class A Shares Return Before
               Taxes/1/                    -0.86   3.70     4.08
              Class A Shares Return After
               Taxes on Distributions/1/   -0.92   3.63     4.05
              Class A Shares Return After
               Taxes on Distributions
               and Sale of Fund Shares/1/   0.59   3.64     4.00
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/3/  4.19   5.47     5.42

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 As of 1/26/04, Investor Shares have been reclassified as Class A Shares.
  Accordingly, the performance of Class A Shares shown for the Fund represents the performance of the Investor Shares.


2 Class C Shares were first offered as 1/26/04. Accordingly, performance figures as of 12/31/03 for Class C Shares are not available.


3 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of Intermediate-term general obligation municipal bonds.


                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.50       0.50
          Distribution and Service (12b-1) fees  0.25       1.00
          Other expenses                         0.42       0.42

          Total annual operating expenses*       1.17       1.92

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.04% and 1.79%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  539     781    1,041   1,785
                 Class C Shares
                  (assuming
                  redemption)    295     603    1,037   2,243
                 Class C Shares
                  (assuming no
                  redemption)    195     603    1,037   2,243

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                             Year Ended December 31,
Class A Shares                                                          2003    2002   2001/2/  2000   1999
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                    11.02   10.56  10.55   10.10  10.65
                                                                       ------  ------  ------  -----  -----
Gain (loss) from investment operations:
  Net investment income                                                  0.35    0.36   0.38    0.39   0.38
  Net realized and unrealized gain (loss) on investments                 0.04    0.51   0.09    0.45  (0.55)
                                                                       ------  ------  ------  -----  -----
  Total gain (loss) from investment operations                           0.39    0.87   0.47    0.84  (0.17)
Dividends and distributions:
  Dividends from net investment income                                  (0.35)  (0.37) (0.38)  (0.39) (0.38)
  Distributions from capital gains                                      (0.05)  (0.04) (0.08)     --     --
                                                                       ------  ------  ------  -----  -----
  Total dividends and distributions                                     (0.40)  (0.41) (0.46)  (0.39) (0.38)
                                                                       ------  ------  ------  -----  -----
Net asset value at end of year                                          11.01   11.02  10.56   10.55  10.10
                                                                       ------  ------  ------  -----  -----
Total return (%)                                                         3.57    8.42   4.51    8.49  (1.60)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    26,354  29,758  7,099   8,021  8,032
Ratio of expenses (after reduction) to average net assets                1.04    1.04   1.04    1.03   1.07
Ratio of expenses (before reduction) to average net assets               1.17    1.22   1.34    1.31   1.30
Ratio of net investment income (after reduction) to average net assets   3.15    3.33   3.59    3.81   3.65
Portfolio turnover rate                                                    10      13     17      16     32



1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was also an increase to the ratio of net investment income to average net assets from 3.56% to 3.59%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 HIGH YIELD FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's").

Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The Fund generally will focus on investments that have the following characteristics:

.. industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity.

The Fund may invest up to 20% of its assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The Fund's investments include U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risks, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher yielding premium mortgage securities because of their lower prepayment risks.

BNY Hamilton High Yield Fund

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. Debt securities are subject to credit risk. The risk is magnified with lower rated bonds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Further, high yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

When interest rates drop, issuers of high yield bonds and holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, issuers of high yield bonds and mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


                                                   BNY Hamilton High Yield Fund

PAST PERFORMANCE

No performance information is provided because the Fund commenced operations on or about May 1, 2003.

FEES AND EXPENSES


The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets and are reflected in the total return.


          Fee table (% of average net assets)
          -----------------------------------------------------------

                                                 Class A    Class C
                                                 Shares     Shares
          -----------------------------------------------------------

          Shareholder Fees (fees paid directly
           from your investment)
          -----------------------------------------------------------
          Maximum sales charge (load) on
           purchases (as a percentage of the
           offering price)                       4.25       None
          Maximum deferred sales charge (load)
           (as a percentage of the lower of the
           purchase price or current market
           value)                                1.00/(a)/  1.00/(b)/
          Maximum sales charge (load) imposed
           on reinvested dividends               None       None

          Annual Operating Expenses (expenses
           that are deducted from fund assets)
          -----------------------------------------------------------
          Management fee                         0.60       0.60
          Distribution (12b-1 fees)              0.25       1.00
          Other expenses                         0.64       0.64

          Total annual operating expenses*       1.49       2.24

(a)For purchases of $1 million or more of Class A Shares, a 1% CDSC may apply. See "Account Policies--Distributions Arrangements/Sales Charges."
(b)The CDSC for Class C Shares applies only to shares redeemed within 12 months.

* The Advisor has voluntarily agreed to limit the operating expenses of Class A Shares and Class C Shares of the Fund to 1.14% and 1.89%, respectively, of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



                 Expenses on a $10,000 investment* ($)
                 ----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                 ----------------------------------------------
                 Class A Shares  570     876    1,204   2,129
                 Class C Shares
                  (assuming
                  redemption)    327     700    1,200   2,575
                 Class C Shares
                  (assuming no
                  redemption)    227     700    1,200   2,575


*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses and redemption of all shares at the end of the period indicated. For Class A Shares, this Example reflects the deduction of the maximum front-end sales load.


BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on May 1, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2003 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                       For the Period
                                                                        May 1, 2003
                                                                          through
                                                                        December 31,
Class A Shares                                                              2003
-------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------
Net asset value at beginning of period                                     10.00
                                                                       --------------
Gain from investment operations:
  Net investment income                                                     0.33
  Net realized and unrealized gain on investments                           0.27
                                                                       --------------
  Total gain from investment operations                                     0.60
Dividends:
  Dividends from net investment income                                     (0.37)
                                                                       --------------
Net asset value at end of period                                           10.23
                                                                       --------------
Total return (%)                                                            6.30/3/

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                      1,465
Ratio of expenses (after reduction) to average net assets                   1.14/4/
Ratio of expenses (before reduction) to average net assets                  1.49/4/
Ratio of net investment income (after reduction) to average net assets      5.60/4/
Portfolio turnover rate                                                       42



1Because Class C Shares were first offered as of 1/26/04, there are no financial highlights for these Shares.

2Class A Shares were first offered on 5/1/03.
3Not annualized.
4Annualized.

                                                   BNY Hamilton High Yield Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

MANAGEMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to match the performance of the Lehman Bond Index as closely as possible before the deduction of Fund expenses. The Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally-recognized statistical rating organization ("rating agency"). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with this Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The Fund's investment is also subject to interest rate and credit risks. Interest rate risk is the risk that when interest rates rise, the value of debt instruments generally falls. In general, changes in interest rates cause greater fluctuations in the market value of longer-term securities than of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Many debt securities are subject to prepayment risk, i.e., the risk that an issuer of a security can repay principal prior to the security's maturity. Such securities generally offer less potential for gains during a declining interest rate environment and similar potential for loss in a rising interest rate environment.

BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Investor Shares annual total returns
(%) as of 12/31/03
---------------------------------------------------------
                                    [CHART]

2003
----
3.46
Best Quarter: Q2 '03 +2.40%  Worst Quarter: Q3 '03 -0.32%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/03*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Investor Shares Before Taxes/1/          3.46    4.35
            Investor Shares Return After Taxes on
             Distributions/1/                        1.83    2.66
            Investor Shares Return After Taxes on
             Distributions and Sale of Fund
             Shares/1/                               2.26    2.73
            Lehman Brothers Aggregate Bond
             Index (reflects no deduction for fees,
             expenses or taxes)/2,3/                 4.11    4.56

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------

1 Investor Shares were first offered on 9/27/02.


2 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.


3 Average annual return since commencement of Investor Shares as of 9/27/02.


                                       BNY Hamilton U.S. Bond Market Index Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.


                 Fee table (% of average net assets)
                 ----------------------------------------------

                                                       Investor
                                                        Shares
                 ----------------------------------------------
                 Shareholder Fees                        None

                 Annual Operating Expenses (expenses
                  that are deducted from fund assets)
                 ----------------------------------------------
                 Management fee                          0.25
                 Distribution and Service (12b-1) fees   0.25
                 Other expenses                          0.34

                 Total annual operating expenses*        0.84


* The Advisor has voluntarily agreed to limit the operating expenses of the Fund to 0.60% for the Investor Shares of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


                Expenses on a $10,000 investment* ($)
                -----------------------------------------------

                                1 Year 3 Years 5 Years 10 Years
                -----------------------------------------------
                Investor Shares   86     268     466    1,037

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.


BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund


(assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                       Year Ended December 31,
Investor Shares                                                         2003      2002/1/
----------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------
Net asset value at beginning of year                                   10.86      10.78
                                                                       ---------  ----------
Gain from investment operations:
  Net investment income                                                 0.36       0.11
  Net realized and unrealized gain on investments                       0.01       0.09
                                                                       ---------  ----------
  Total gain from investment operations                                 0.37       0.20
Dividends and distributions:
  Dividends from net investment income                                 (0.49)     (0.11)
  Distributions from capital gains                                     (0.01)     (0.01)
                                                                       ---------  ----------
  Total dividends and distributions                                    (0.50)     (0.12)
                                                                       ---------  ----------
Net asset value at end of year                                         10.73      10.86
                                                                       ---------  ----------
Total return (%)                                                        3.46       2.00/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                      108         19
Ratio of expenses (after reduction) to average net assets               0.60       0.58/3/
Ratio of expenses (before reduction) to average net assets              0.84       0.91/3/
Ratio of net investment income (after reduction) to average net assets  3.38       4.05/3/
Portfolio turnover rate                                                  131        149/2/


1Investor Shares were first offered on 9/27/02.
2Not annualized.
3Annualized.



                                       BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES

Each Fund in this prospectus, except for the U.S. Bond Market Index Fund, is offered in three share classes--Class A, Class C and Institutional. The U.S. Bond Market Index Fund is offered in two share classes--Investor and Institutional. The Institutional Shares of each of these Funds is described in a separate prospectus. Institutional Shares are generally available only to institutions that invest over $1,000,000 or to investors who have specific asset management relationships with the Advisor. Information on the Institutional Shares of the Funds can be found in the BNY Hamilton Funds' Institutional Shares Prospectus.

The information below applies to each Share class offered by this prospectus.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open (except that the Enhanced Income Fund will not calculate its NAV on days that the exchange is open but the Federal Reserve Bank of New York is closed for business). When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors.

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Intermediate Investment Grade Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

SELECTING A CLASS

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the High Yield Fund and intend to hold your Shares for four years or less, purchasing Class C would be more beneficial; if you intend to hold your Shares for more than four years, purchasing Class A would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

Account Policies

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees that you will pay as an investor in different share classes offered by the applicable Funds.

            Intermediate Government Fund, Intermediate
            Investment Grade Fund, High Yield Fund,
            Intermediate Tax-Exempt Fund, Intermediate
            New York Tax-Exempt Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed on
                         4.25% as indicated  shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         applicable Fund.    applicable Fund.

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than $50,000          4.25%                 4.44%
         $50,000 but less
          than $100,000             3.75%                 3.90%
         $100,000 but less
          than $250,000             3.25%                 3.36%
         $250,000 but less
          than $500,000             2.25%                 2.30%
         $500,000 but less
          than $1 million           1.50%                 1.52%
         $1 million or more         None***               None***

* As a percent of the lower of the purchase price or current market value. **The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A Shares, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

            Enhanced Income Fund
                           Class A Shares        Class C Shares
            --------------------------------------------------------
            Sales Charge A front-end sales   No front-end sales
             (Load)      charge will be      charge. A 1%*
                         imposed on shares   contingent deferred
                         purchased,          sales charge (CDSC)
                         declining from      may be imposed
                         1.50% as indicated  on shares redeemed
                         below.              within 12 months
                                             after purchase.
            Distribution Subject to Annual   Subject to Annual
             (12b-1)     Distribution fee of Distribution and
                         up to 0.25% of the  Service fee of up to
                         average daily net   1.00% of the average
                         assets of the       daily net assets of the
                         Enhanced Income     Enhanced Income
                         Fund.               Fund.

         Reducing Class A's Initial Sales Charge:
         -------------------------------------------------------------

         Amount of             Sales Charge as      Sales Charge as
         Purchase           % of Offering Price** % of Amount Invested
         -------------------------------------------------------------
         Less than
          $500,000                  1.50%                 1.52%
         $500,000 but less
          than $1 million           1.00%                 1.01%
         $1 million or more         None***               None***

* As a percent of the lower of the purchase price or current market value. **The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
***You pay no initial sales charge on purchases of $1 million or more of Class
   A Shares, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

               U.S. Bond Market Index Fund
                                          Investor Shares
               -------------------------------------------------
               Sales Charge (Load)  No front-end sales charge
                                    or contingent deferred sales
                                    charge (CDSC).
               Distribution (12b-1) Subject to Annual
                                    Distribution fee of up to
                                    0.25% of the average daily
                                    net assets of the applicable
                                    Fund.


                                                               Account Policies

SALES CHARGES (LOAD)

Purchases of Class A Shares of the applicable Funds are subject to a front-end sales charge as a percent of the offering price of the shares. The offering price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. Certain purchases of Class A Shares may also be subject to a CDSC.

Class C Shares of the applicable Funds are not subject to a front-end sales charge, but investors may be subject to a CDSC. A CDSC, or contingent deferred sales charge, is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the applicable Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value.

CDSCs are applied to the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the Fund shares originally purchased for cash) (See "Notes on Exchanges" below). CDSCs are deducted from the amount of the redemption and paid to the Distributor.

SALES CHARGE WAIVERS


Shareholders who held, as of January 26, 2004, Investor Shares of a Fund whose Investor Shares have been re-designated as Class A Shares will be grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. In addition, sales charges may also be waived for employees of the Advisor or its affiliates and for investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans. Further information on the categories of persons for whom sales charges may be waived can be found in the Statement of Additional Information. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.


SALES CHARGE REDUCTIONS

Reduced sales charges are available to shareholders making larger purchases. (See "Distribution Arrangements/Sales Charges" above). In addition, you may qualify for reduced sales charges under the following circumstances. To receive these benefits, you must notify the Transfer Agent or Distributor of any pertinent information concerning your eligibility at the time of purchase.

.. Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

.. Right of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

.. Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) and businesses owned by you as sole proprietorship to achieve reduced sales charges.

.. Concurrent Purchases. For purposes of qualifying for a reduced sales charge, investors have the privilege of:

(a)combining concurrent purchases of, and holdings in, shares of any of the BNY Hamilton Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Eligible Shares"); or


Account Policies

(b)combining concurrent purchase of shares of any Funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares.

   Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares.

.. Reinstatement Privilege. If you have sold shares and decide to reinvest in a Fund within a 90 day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed. A shareholder may exercise this privilege one time during any 12-month period. (See "Making Exchanges/Redeeming Shares").

WAIVER OF CDSC--CLASS C SHARES

The following circumstances qualify for waivers of Class C's CDSC:

.. Distributions following the death or disability of a shareholder.

.. Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan.

.. Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

DISTRIBUTION (12b-1) PLAN

The Directors have adopted a 12b-1 distribution plan with respect to the Investor Shares, Class A Shares and Class C Shares of each of the applicable Funds. The plan permits the Funds to reimburse the Distributor for distribution and/or shareholder servicing expenses in an amount up to 0.25%, 0.25% and 1.00% of the annual average daily net assets of Investor Shares, Class A Shares and Class C Shares, respectively. These fees are paid out of Fund assets on an ongoing basis, and over time, they could cost you more than paying other types of sales charges.

OPENING AN ACCOUNT


                 Minimum investment requirements
                 ----------------------------------------------

                                  Minimum     Minimum
                                  initial   continuing  Minimum
                 Account Type    investment investments balance
                 ----------------------------------------------
                 IRA               $  250      $ 25       N/A
                 Regular Account   $2,000*     $100*     $500
                 Automatic
                  Investment
                  Program          $  500      $ 50       N/A


*Employees and retirees of The Bank of New York and its affiliates, and employees of the administrator, distributor and their affiliates may open a regular account with $100 and make continuing investments of $25. Employees and retirees of The Bank of New York and its affiliates may also invest through payroll deduction. Call 800-426-9363 for details.


                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES


Open an account                                    Add to your investment
----------------------------------------------------------------------------------------------------------------

Mail
----------------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:                                           BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785                            If possible, include a tear-off payment stub from one of your
For all enrollment forms, call 1-800-426-9363      transaction confirmation statements.
Wire
----------------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

Dealer
----------------------------------------------------------------------------------------------------------------
Note: a broker-dealer may charge a fee.
Contact your broker-dealer.                        Contact your broker-dealer.

Automatic Investment Program
----------------------------------------------------------------------------------------------------------------
Automatic investments are withdrawn from your
bank account on a monthly or biweekly basis.
Make an initial investment of at least $500 by     Once you specify a dollar amount (minimum $50),
whatever method you choose. Be sure to fill in     investments are automatic.
the information required. in section 3e of your
new account application.
Your bank must be a member of the ACH (Automated   You can modify or terminate this service at any time by
Clearing House) system.                            mailing a notice to:
                                                   BNY Hamilton Funds
                                                   P.O. Box 182785
                                                   Columbus, OH 43218-2785

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check or through the Automatic Investment Program, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds            To redeem shares
(minimum $500)
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.
                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.

Systematic Withdrawal
-----------------------------------------------------------------------------------------------------------------
Requires $10,000 minimum fund balance
                                                   You can choose from several options for monthly, quarterly, semi-annual or annual withdrawals:
                                                   .declining balance
                                                   .fixed dollar amount
                                                   .fixed share quantity
                                                   .fixed percentage of your account
                                                   Call 1-800-426-9363 for details.


                                                               Account Policies

MAKING EXCHANGES/
 REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund may give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds, usually without paying additional sales charges or between Investor Shares of an Index Fund and Class A Shares of other Funds (See "Notes on Exchanges" below). From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. Shares to be exchanged must have a value of at least $500. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


Reserved rights The Funds reserve the following rights:


.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.


Notes on Exchanges When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference.

If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.


Account Policies

Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.


DISTRIBUTIONS AND TAX CONSIDERATIONS

Each Fund pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The fixed income funds declare dividends of net investment income daily. Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates
            Tax-free dividends             Tax-free

None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.

"Qualified Dividend Income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be Qualified Dividend Income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends. Distributions from the tax-exempt funds are expected to be primarily tax-exempt interest income. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold. Not all fixed income fund dividends will be qualified dividend income as defined above.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Funds.


Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies


                                                               Account Policies
and hurt fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



Certain accounts, however, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Funds. Further, identification of abusive traders may also be limited by operational systems and technical limitations.


INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.


Seix Investment Advisors Inc. ("Seix"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, is the sub-advisor for the High Yield Fund. Seix, which was established in 1992, manages over $16 billion in assets as of December 31, 2003. On April 13, 2004, SunTrust Banks, Inc. announced that its subsidiary, Trusco Capital Management Inc., had entered an agreement to acquire Seix. An acquisition of Seix would constitute an assignment of Seix's investment sub-advisory contract with the High Yield Fund that would result in the automatic termination of that contract. In order for Seix to continue as the Fund's sub-advisor following Seix's acquisition, the Fund and Seix would need to enter into a new investment subadvisory contract that was approved by the Board of Directors and the shareholders of the Fund.



Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2003.



               Fund                                      Fee
                                                      as a % of
                                                    average daily
                                                     net assets
                                                     (net of fee
                                                      waivers)
               --------------------------------------------------
               BNY Hamilton Enhanced Income Fund        0.06
               BNY Hamilton Intermediate Government
                Fund                                    0.40
               BNY Hamilton Intermediate Investment
                Grade Fund                              0.50
               BNY Hamilton Intermediate Tax-Exempt
                Fund                                    0.50
               BNY Hamilton Intermediate New York
                Tax-Exempt Fund                         0.36
               BNY Hamilton High Yield Fund             0.25
               BNY Hamilton U.S. Bond Market Index
                Fund                                    0.03


PORTFOLIO MANAGERS

The day-to-day management of the Funds is handled by teams of investment professionals under the leadership of the portfolio managers, who are described below.


BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who is a Vice President of the Advisor and has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 16 years of investment and



Account Policies
pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.


BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who is a Vice President of the Advisor, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.



BNY Hamilton Intermediate Investment Grade Fund is managed by Patrick K. Byrne, who is a Vice President of the Advisor and who has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.



BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He has managed other tax- exempt portfolios for the Advisor's tax-exempt bond management division since 1987.



BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who is a Vice President of the Advisor and group head of the tax- exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.



BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. Prior to joining Seix, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.



BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird.



                                                               Account Policies

SEIX HIGH YIELD FUND PERFORMANCE

Seix Investment Advisors Inc. ("Seix"), the investment sub-advisor for the BNY Hamilton High Yield Fund (the "Fund"), serves as the investment advisor for the Seix High Yield Fund (the "Seix Fund"), a series of Seix Funds, Inc., which is an open-end registered investment company. The Seix Fund and the Fund have substantially similar investment objectives, policies and strategies, and both funds have the same portfolio management personnel.

The following shows the performance of the Class I shares of the Seix Fund (which is the only class of shares of the Seix Fund with operations for more than one full fiscal year).


The total return presented in the following table would have been lower had certain expenses not been waived or reimbursed. The performance of the Fund would have been lower than that of the Seix Fund because both Class A Shares (formerly, Investor Shares) and Class C Shares of the Fund charge front-end and deferred sales charges, respectively, and have higher expense ratios than that of Class I shares of the Seix Fund.


The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. Past performance (before and after taxes) is not an indication of future performance.

For the Calendar Years Ended December 31
-------------------------------------------
                                    [CHART]

 2001    2002    2003
 ----    ----    ----
11.33    6.34    15.56


              Average Annual Total Returns* (for the periods
              ended December 31, 2003)
              ----------------------------------------------------

                                                           Since
                                                  1 Year Inception
              ----------------------------------------------------
              Seix High Yield Fund**--Class I
               Shares
              Return Before Taxes                 15.56%   10.98%
              Return After Taxes on Distributions 13.01%    8.30%
              Return After Taxes on Distributions
               and Sale of Fund Shares            10.02%    7.72%

*After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown.
**Date of Inception: 12/29/00. On August 22, 2001, the Board of Directors changed the name of the registered investment company from SAMCO Funds, Inc. to Seix Funds, Inc., the name of the SAMCO High Yield Fund to the Seix High Yield Fund and the name of the Class A shares and the Class B shares to the Class I shares and the Class P shares, respectively.



Account Policies

[LOGO] BNY
HAMILTON
FUNDS
ADVISED BY THE BANK OF NEW YORK

For More Information

Annual and Semi-Annual Reports
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor.

Statement of Additional Information (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

You can obtain these documents free of charge, make inquiries or request other information about the Funds by contacting your dealer or:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363

Information is also available from the SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

For information on the operation of the SEC's public reference room where documents may be viewed and copied, call: 1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]


               90 Park Avenue, 10th Floor, New York, NY 10016    PU-AC-FI-04/04

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 27, 2004



                                    [GRAPHIC]










   SMALL CAP GROWTH FUND



   INSTITUTIONAL SHARES



   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:

    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for the BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and

    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We protect customer information by requiring service providers to the BNY Hamilton Funds:

    . to maintain policies and procedures designed to limit access to and use of information about customers of the BNY Hamilton Funds to those persons who need to know such information to provide services to us; and

    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of the BNY Hamilton Funds.

The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUND

 4  BNY Hamilton Small Cap Growth Fund

    CUSIP Number:
    Institutional Shares 05561M861

ACCOUNT POLICIES

 9  Daily NAV Calculation

10  Opening an Account/Purchasing Shares

11  Making Exchanges/Redeeming Shares

12  Distributions and Tax Considerations

13  Abusive Trading

13  Investment Advisor

13  Portfolio Manager


 FOR MORE INFORMATION

 Back Cover

BNY HAMILTON

 SMALL CAP GROWTH FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2004, the Russell 2000(R) Index included companies with market capitalizations of approximately $16 million to $2.8 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:


.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these stocks can also be hard to sell at a price that is beneficial to the Fund.

BNY Hamilton Small Cap Growth Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
More Information about Risks of Investing in Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
-----------------------------------------------------------------------------
                             [CHART]

 1994    1995    1996    1997  1998    1999    2000    2001    2002     2003
------  ------  ------  -----  -----  ------  ------  ------  -------  ------
-0.33   20.92   29.97   9.39   7.89   97.22   -1.41   -11.69  -22.12   37.73

Best quarter: Q4 '99 +54.82%  Worst quarter: Q3 '01 -20.79%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/03*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                37.73   12.99   13.04
            Institutional Shares Return
             After Taxes on
             Distributions/1/               36.78   11.04   11.76
            Institutional Shares Return
             After Taxes on
             Distributions and Sale of
             Fund Shares/1/                 25.71   10.62   11.16
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/2/          47.25    7.13    9.47

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Russell 2000(R) is an unmanaged index of small U.S. companies.

BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES




The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.75
             Distribution (12b-1) fees                    None
             Other expenses                               0.31

             Total annual operating expenses              1.06





The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  108     337     585    1,294

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.



                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                        Year Ended December 31,
Institutional Shares                                            2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            11.89    15.53    17.83    22.78    12.46
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss/1/                                        (0.07)   (0.08)   (0.07)   (0.12)   (0.11)
  Net realized and unrealized gain (loss) on investments         4.53    (3.36)   (2.01)   (0.38)   12.08
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   4.46    (3.44)   (2.08)   (0.50)   11.97
Distributions:
  Distributions from capital gains                              (0.72)   (0.20)   (0.22)   (4.45)   (1.65)
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                  15.63    11.89    15.53    17.83    22.78
                                                              -------  -------  -------  -------  -------
Total return (%)                                                37.73   (22.12)  (11.69)   (1.41)   97.22

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           456,239  283,668  348,753  404,735  389,553
Ratio of expenses (after reduction) to average net assets        1.06     1.06     1.05     1.04     1.04
Ratio of expenses (before reduction) to average net assets       1.06     1.06     1.05     1.04     1.06
Ratio of net investment loss (after reduction) to average net
 assets                                                         (0.55)   (0.58)   (0.42)   (0.51)   (0.73)
Portfolio turnover rate                                            42       31       53       47       86

--------------------------------------------------------------------------------

1Based on average shares outstanding.



BNY Hamilton Small Cap Growth Fund

ACCOUNT POLICIES


This prospectus describes the Institutional Shares for BNY Hamilton Small Cap Growth Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Fund, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., which client invests $1,000,000 or more in the aggregate in Institutional Shares, is also eligible to invest in Institutional Shares through the Advisor. In addition, shareholders who hold, as of January 26, 2004, Institutional Shares of a Fund will be grandfathered for so long as they continue to hold Institutional Shares of a Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of the Fund.



All other investors may purchase Class A Shares or Class C Shares of the Fund. Please see the Class A Shares and Class C Shares prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.


DAILY NAV CALCULATION


The Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open. When market prices are not available, the Fund will use fair value prices as determined by the Board of Directors.


Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.


The Fund, invests, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment may change on days when you will be unable to purchase or redeem shares.


                                                               Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES


Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:
                                                   BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]


The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of the Fund's average net assets attributable to customers of those shareholder servicing agents.



Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund. The Fund does not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.



Wire transactions The Fund does not charge a fee for wire transfers from your bank to the Fund. However, your bank may charge a service fee for wiring funds.


Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. name of the fund and number of shares or dollar  .name of the fund and number of shares or dollar amount
  amount you want to exchange.                      you want to redeem.

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.


MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund may give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


Reserved Rights: The Fund reserves the following rights:


.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges


.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect the Fund


.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon redemption as follows: (i) during periods when the

                                                               Account Policies

New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.




Customer Identification Program The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Fund, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such action as they deem reasonable or required by law.


DISTRIBUTIONS AND TAX CONSIDERATIONS


BNY Hamilton Small Cap Growth Fund declares and pays dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.



Dividends and distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:


.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates





"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be qualified dividend income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.


Distributions from the Fund are expected to be primarily capital gains. To the extent that the Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold.



The Fund issues detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Fund may be subject to federal backup withholding tax.


Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.


If you invest in the Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.


You should consult your tax advisor about your own particular tax situation.


Account Policies

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Small Cap Growth Fund.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to the Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.


INVESTMENT ADVISOR


The investment advisor of the Fund is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.



Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Fund. In return for these services, the Fund pays the Advisor an annual fee of 0.75% of Average daily net assets.





PORTFOLIO MANAGER





The Fund is managed by John C. Lui, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.






                                                               Account Policies

[LOGO]

                             PAGE DEFINITION PAGE
                Insert your description of this page type here.


For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                          90 Park Avenue, 10th Floor
                              New York, NY 10016


                                                               BYPUSCAPG  04/04

[LOGO] BNY
HAMILTON

                                  PROSPECTUS



                                APRIL 27, 2004



                                    [GRAPHIC]





   EQUITY INCOME FUND

   LARGE CAP VALUE FUND

   LARGE CAP GROWTH FUND

   MULTI-CAP EQUITY FUND

   SMALL CAP GROWTH FUND

   INTERNATIONAL EQUITY FUND

   ENHANCED INCOME FUND

   INTERMEDIATE GOVERNMENT FUND

   INTERMEDIATE INVESTMENT GRADE FUND

   INTERMEDIATE TAX-EXEMPT FUND

   INTERMEDIATE NEW YORK TAX-EXEMPT FUND

   HIGH YIELD FUND

   S&P 500 INDEX FUND

   U.S. BOND MARKET INDEX FUND

   INSTITUTIONAL SHARES


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or said whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a crime.

                    NOTICE OF PRIVACY POLICY AND PRACTICES

BNY Hamilton Funds recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kind of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with BNY Hamilton Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

    . account applications and other forms, which may include a customer's name, address, Social Security number and information about a customer's investment goals and risk tolerance;

    . account history, including information about the transactions and balances in a customer's accounts; and

    . correspondence (written, telephonic or electronic) between a customer or a customer's representative and BNY Hamilton Funds or service providers to BNY Hamilton Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose any of the customer information we collect to third parties who are not affiliated with BNY Hamilton Funds:


    . as permitted by law--for example, with service providers who maintain or service shareholder accounts for BNY Hamilton Funds or to a shareholder's broker or agent, to resolve or to protect against customer fraud; and


    . to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION


We protect customer information by requiring service providers to BNY Hamilton
Funds:



    . to maintain policies and procedures designed to limit access to and use of information about customers of BNY Hamilton Funds to those persons who need to know such information to provide services to us; and



    . to maintain physical, electronic and procedural safeguards to protect nonpublic personal information of customers of BNY Hamilton Funds.



The policies and practices described in this notice apply to both current and former customers of BNY Hamilton Funds. If we change these policies and practices in a manner that affects the accuracy of this notice, we will notify our customers.


ABOUT THE FUNDS

 7  BNY Hamilton Equity Income Fund

12  BNY Hamilton Large Cap Value Fund

17  BNY Hamilton Large Cap Growth Fund

22  BNY Hamilton Multi-Cap Equity Fund

26  BNY Hamilton Small Cap Growth Fund

31  BNY Hamilton International Equity Fund

36  BNY Hamilton Enhanced Income Fund

42  BNY Hamilton Intermediate Government Fund

47  BNY Hamilton Intermediate Investment Grade Fund

52  BNY Hamilton Intermediate Tax-Exempt Fund

57  BNY Hamilton Intermediate New York Tax-Exempt Fund

62  BNY Hamilton High Yield Fund

66  BNY Hamilton S&P 500 Index Fund

70  BNY Hamilton U.S. Bond Market Index Fund


ACCOUNT POLICIES

74  Daily NAV Calculation

75  Opening an Account/Purchasing Shares

76  Making Exchanges/Redeeming Shares

77  Distributions and Tax Considerations

78  Abusive Trading

79  Investment Advisor

79  Portfolio Managers


 FOR MORE INFORMATION

 Back Cover

 FUND CUSIP NUMBERS


 EQUITY INCOME FUND


     CUSIP Number: 05561M770




 LARGE CAP VALUE FUND


     CUSIP Number: 05561M689




 LARGE CAP GROWTH FUND


     CUSIP Number: 05561M887




 MULTI-CAP EQUITY FUND


     CUSIP Number: 05561M572




 SMALL CAP GROWTH FUND


     CUSIP Number: 05561M861





 INTERNATIONAL EQUITY FUND



     CUSIP Number: 05561M846





 ENHANCED INCOME FUND



     CUSIP Number: 05561M598





 INTERMEDIATE GOVERNMENT FUND



     CUSIP Number: 05561M762

 FUND CUSIP NUMBERS



 INTERMEDIATE INVESTMENT GRADE FUND



     CUSIP Number: 05561M796





 INTERMEDIATE TAX-EXEMPT FUND



     CUSIP Number: 05561M820





 INTERMEDIATE NEW YORK TAX-EXEMPT FUND



     CUSIP Number: 05561M754





 HIGH YIELD FUND



     CUSIP Number: 05561M556





 S&P 500 INDEX FUND



     CUSIP Number: 05561M648





 U.S. BOND MARKET INDEX FUND



     CUSIP Number: 05561M663

AN INTRODUCTION TO BNY HAMILTON FUNDS


The equity funds are presented in order from most conservative to most aggressive and invest primarily in common stocks of companies. BNY Hamilton International Equity Fund invests primarily in companies outside of The United States. These funds are best suited for long-term investments.


The fixed-income funds, also presented in order from most conservative to most aggressive, seek to provide current income and stability of principal to varying degrees. The tax-exempt funds further aim to generate income that is free from federal and/or state income tax.


BNY Hamilton Funds also offer index funds, which provide broad market exposure in passively managed portfolios.



BNY Hamilton Funds also offer money market funds, which are described in separate prospectuses. The money market funds are designed for investors who seek stability of principal.


Each of the Funds described in this prospectus, except the S&P 500 Index Fund and the U.S. Bond Market Index Fund (together, the "Index Funds"), offers three classes of shares: Class A Shares (formerly, Investor Shares), Class C Shares and Institutional Shares. Each of the Index Funds offers two classes of shares:
Investor Shares and Institutional Shares. The Institutional Shares of each Fund are described in this prospectus, and the other Shares offered by the Funds are described in separate prospectuses.

The above Funds are valuable components in most investors' overall portfolios. The percentage of your portfolio you allocate to each would depend on your time horizon, tax bracket, investment goals and tolerance for risk, among other factors.

RISKS OF MUTUAL FUND INVESTING

Investments in mutual funds are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in any of these Funds.

BNY HAMILTON

 EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500(R) Index.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in the common stock, and securities convertible into common stock, of U.S. and foreign companies. At least 80% of the Fund's Assets will normally be invested in equity securities that provide income. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. The portfolio is diversified broadly across market sectors, while focusing on interest rate-sensitive industries, such as financial services, utilities and real estate investment trusts (REITs). The Fund may emphasize different sectors in the future.

The portfolio manager evaluates current economic conditions and the relative merits of growth and yield in deciding how to allocate the Fund's investments between common stock and convertible securities. Convertible securities can temper losses in a declining stock market by providing steady income while still offering opportunities for capital growth.

Fundamental financial analysis is used to identify companies with reasonable valuations that pay above-average dividends and have a history of consistent growth with stable, predictable cash flows. While such companies are generally large (i.e., market capitalization over $3 billion), the Fund may invest in companies of any size. Once these companies have been identified, the Fund may invest in their common stocks or convertible securities based on their relative attractiveness. The Fund's portfolio generally includes holdings of 80 to 100 companies.


Under normal circumstances, the Fund intends to be fully invested in common stock and convertible securities, although it is permitted to invest in virtually any type of security. Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

In a strong market, convertible securities that pay above-average dividends generally lag other types of equity securities. If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

                                                BNY Hamilton Equity Income Fund

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may therefore, lose money.

The value of debt securities, including convertible securities, is most affected by interest rates. When interest rates rise, bond prices and convertibles prices generally fall in proportion to their maturity. Any debt securities held by the Fund could be downgraded in credit rating or go into default.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Equity Investing and Convertibles


Convertibles are fixed-income corporate securities that pay regular interest and may be converted into shares of a company's common stock. The number of shares a convertible will turn into, its conversion ratio, is established when the security is issued. Thus, a convertible security's value can rise along with the company's common stock while providing the current income and lower volatility of a bond investment.

At the same time, convertible securities are subject to many of the risks of both stock and bond investing. Their value is influenced primarily by stock market movements but also by changes in interest rates.

Convertibles are usually callable, meaning that the company can prepay its obligation, and the call terms can affect the security's value significantly.


BNY Hamilton Equity Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
------------------------------------------------------------------------------
                                    [CHART]

  1994   1995    1996    1997    1998    1999    2000    2001    2002    2003
 ------ ------  ------  ------  ------  ------  ------  ------  ------  ------
 -2.58  25.78   19.58   26.09   13.18   14.51    6.56   -14.82  -18.05   22.17

Best quarter: Q4 '99 +13.74%  Worst quarter: Q3 '02 -12.87%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/03*
             -----------------------------------------------------

                                           1 Year 5 Years 10 years
             -----------------------------------------------------
             Institutional Shares Return
              Before Taxes/1/              22.17    0.80    8.09
             Institutional Shares Return
              After Taxes on
              Distributions/1/             21.28   -0.88    6.02
             Institutional Shares Return
              After Taxes on
              Distributions and Sales of
              Fund Shares/1/               14.34    0.03    6.06
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/2/        28.69   -0.57   11.07

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly Investor Shares) of the Equity Income Fund.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                                BNY Hamilton Equity Income Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.60
             Distribution (12b-1) fees                    None
             Other expenses                               0.31

             Total annual operating expenses              0.91





The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   93     290     504    1,120

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


BNY Hamilton Equity Income Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                    Year Ended December 31,
Institutional Shares                                        2003     2002     2001     2000     1999
------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        10.34    12.94    15.78    16.51    16.57
                                                          -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                      0.26     0.28     0.30     0.30     0.28
  Net realized and unrealized gain (loss) on investments     2.00    (2.59)   (2.62)    0.75     2.02
                                                          -------  -------  -------  -------  -------
  Total gain (loss) from investment operations               2.26    (2.31)   (2.32)    1.05     2.30
Dividends and distributions:
  Dividends from net investment income                      (0.23)   (0.26)   (0.28)   (0.29)   (0.29)
  Distributions from capital gains                             --    (0.03)   (0.24)   (1.49)   (2.07)
                                                          -------  -------  -------  -------  -------
  Total dividends and distributions                         (0.23)   (0.29)   (0.52)   (1.78)   (2.36)
                                                          -------  -------  -------  -------  -------
Net asset value at end of year                              12.37    10.34    12.94    15.78    16.51
                                                          -------  -------  -------  -------  -------
Total return (%)                                            22.17   (18.05)  (14.82)    6.56    14.51

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                       347,684  330,652  424,070  529,486  547,250
Ratio of expenses to average net assets                      0.91     0.89     0.87     0.85     0.87
Ratio of net investment income to average net assets         2.36     2.43     2.16     1.81     1.63
Portfolio turnover rate                                        24       29       41       35       53




                                                BNY Hamilton Equity Income Fund

BNY HAMILTON

 LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY


The Fund's Advisor's strategy is to use a top-down value-oriented approach to choosing stocks. The Advisor identifies large capitalization stocks that are undervalued in terms of price or other financial measurements with above-average growth potential. The top-down approach looks primarily at individual issuers against the context of broader market factors. Some of the factors which the Advisor uses when analyzing individual issuers include:


.. relative earnings growth

.. profitability trends

.. relatively low price-to-earnings and price-to-book ratios

.. issuers' financial strength

.. valuation analysis and strength of management

.. risk-adjusted growth combined with dividend yield

The Advisor uses this selection analysis to identify those issuers that exhibit one or more of the following criteria: below-average valuation multiples; improving financial strength; and a catalyst which will allow the stock to reach what the Advisor believes to be the stock's intrinsic value, generally within a year.

Catalysts considered by the Advisor in selecting securities include:

.. near-term catalysts, such as product introductions, cost-cutting initiatives, a cyclical surge in profits or a change in management

.. a management team committed to its shareholders' interests

The Fund's portfolio generally includes large-capitalization stocks of companies whose market capitalization is $5 billion or more. The Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion. However, such companies will have a market capitalization of at least $100 million at the time of purchase.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted market capitalization of at least $5 billion. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

BNY Hamilton Large Cap Value Fund

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large- capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down. While the Fund's investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks.

Investors are often attracted to small companies for their specialization and innovation.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies


The largest U.S. companies, those with market capitalization over $5 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns. The dividends they pay can also cushion the effects of market volatility, since their stocks generate steady income even while their price may be depressed.

The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

                                              BNY Hamilton Large Cap Value Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
-----------------------------------------------------------
                                    [CHART]

 2001      2002      2003
------    ------    ------
-6.87    -11.31     28.72


Best quarter: Q4 '01 +14.11%  Worst quarter: Q3 '01 -16.54%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


               Average annual total returns (%) as of 12/31/03*
               -------------------------------------------------

                                                         Since
                                                1 Year Inception
               -------------------------------------------------
               Institutional Shares Return
               Before Taxes/1/                  28.72     1.17
               Institutional Shares Return
               After Taxes on Distributions/1/  28.24     0.73
               Institutional Shares Return
               After Taxes on Distributions
               and Sale of Fund Shares/1/       18.63     0.71
               S&P 500(R) Index (reflects no
                deduction for fees, expenses or
                taxes)/2 3/                     28.69    -5.61

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Institutional Shares were first offered on 4/28/00.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 Average annual total return since Fund inception as of 4/28/00.

BNY Hamilton Large Cap Value Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.60
             Distribution (12b-1) fees                    None
             Other expenses                               0.50

             Total annual operating expenses*             1.10


*The Advisor has voluntarily agreed to limit the expenses of Institutional
 Shares of the Fund to 0.80% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  112     350     606    1,340

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.


                                              BNY Hamilton Large Cap Value Fund

FINANCIAL HIGHLIGHTS/1/


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                            Year Ended December 31,
Institutional Shares                                                     2003    2002    2001    2000/1/
---------------------------------------------------------------------------------------------------------

Per-Share Data ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                      7.86    8.94    9.71  10.00
                                                                       -------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                                   0.11    0.08    0.11   0.12
  Net realized and unrealized gain (loss) on investments                  2.14   (1.09)  (0.78) (0.30)
                                                                       -------  ------  ------  ------
  Total gain (loss) from investment operations                            2.25   (1.01)  (0.67) (0.18)
Dividends:
  Dividends from investment income                                       (0.10)  (0.07)  (0.10) (0.11)
                                                                       -------  ------  ------  ------
Net asset value at end of year                                           10.01    7.86    8.94   9.71
                                                                       -------  ------  ------  ------
Total return (%)                                                         28.72  (11.31)  (6.87) (1.83)/2/

Ratios/Supplemental Data (%)
---------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    129,318  48,272  19,433  4,095
Ratio of expenses (after reduction) to average net assets                 0.80    0.80    0.80   0.80/3/
Ratio of expenses (before reduction) to average net assets                1.10    1.30    2.14   7.75/3/
Ratio of net investment income (after reduction) to average net assets    1.22    0.96    1.19   1.86/3/
Portfolio turnover rate                                                     12      10       2      2/2/


1Institutional Shares were first offered on 4/28/00.
2Not annualized.
3Annualized.

BNY Hamilton Large Cap Value Fund

BNY HAMILTON

 LARGE CAP GROWTH FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

Individual stock selection, rather than industry allocation, is the primary focus in investing the Fund's assets. Fundamental financial analysis is used to identify companies that appear to offer the following:

.. potential for above-average, accelerating earnings or revenue growth

.. dominant market positions

.. improving operating efficiency

.. increased earnings per share (EPS)

Companies that meet these criteria have tended to cluster in a few sectors--healthcare, technology, telecommunications, financial services, and consumer staples. The Fund's portfolio generally includes large- capitalization stocks of 40 to 60 companies whose market capitalizations are $5 billion or more.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in large-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks emphasized by the Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. The long-term capital appreciation of large-cap stocks has historically lagged smaller companies.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial in-

                                             BNY Hamilton Large Cap Growth Fund
formation, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Characteristics of Large-Cap Companies

The largest U.S. companies, those with market capitalizations over $5 billion, are a relatively select group that nonetheless covers all industries and geographies. These companies are typically well-established businesses with broad product lines and customers in many markets. Their diversification and usually substantial cash reserves enable them to weather economic downturns. The dividends they pay can also cushion the effects of market volatility, since their stocks generate steady income even while their price may be depressed.

BNY Hamilton Large Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
-------------------------------------------------------------------------
                               [CHART]

 1994   1995   1996   1997   1998   1999   2000   2001    2002      2003
------ ------ ------ ------ ------ ------ ------ ------- -------   ------
-1.97  31.70  24.17  31.21  23.69  37.13  -1.99  -24.49  -23.26    22.99

Best quarter: Q4 '99 +24.40%    Worst quarter: Q1 '01 -19.83%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


             Average annual total returns (%) as of 12/31/03*
             -----------------------------------------------------

                                           1 Year 5 Years 10 Years
             -----------------------------------------------------
             Institutional Shares Return
              Before Taxes/1/              22.99   -0.86    9.56
             Institutional Shares Return
              After Taxes on
              Distributions/1/             22.68   -1.96    8.38
             Institutional Shares Return
              After Taxes on
              Distributions and Sale of
              Fund Shares/1/               14.92   -0.94    8.14
             S&P 500(R) Index (reflects no
              deduction for fees,
              expenses or taxes)/2/        28.69   -0.57   11.07

* Assumptions: All dividends and distributions reinvested.


--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.

                                             BNY Hamilton Large Cap Growth Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.60
             Distribution (12b-1) fees                    None
             Other expenses                               0.30

             Total annual operating expenses              0.90





The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   92     287     498    1,108

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


BNY Hamilton Large Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                      Year Ended December 31,
Institutional Shares                                          2003     2002     2001     2000     1999
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           7.78    10.21    13.89    16.15    12.71
                                                            -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                        0.07     0.06     0.05     0.03     0.05
  Net realized and unrealized gain (loss) on investments       1.71    (2.43)   (3.43)   (0.37)    4.59
                                                            -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                 1.78    (2.37)   (3.38)   (0.34)    4.64
Dividends and distributions:
  Dividends from net investment income                        (0.06)   (0.06)   (0.06)   (0.03)   (0.05)
  Distributions from capital gains                               --       --    (0.24)   (1.89)   (1.15)
                                                            -------  -------  -------  -------  -------
  Total dividends and distributions                           (0.06)   (0.06)   (0.30)   (1.92)   (1.20)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                 9.50     7.78    10.21    13.89    16.15
                                                            -------  -------  -------  -------  -------
Total return (%)                                              22.99   (23.26)  (24.49)   (1.99)   37.13

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         348,188  287,666  403,925  549,982  589,285
Ratio of expenses (after reduction) to average net assets      0.90     0.90     0.88     0.86     0.85
Ratio of expenses (before reduction) to average net assets     0.90     0.90     0.88     0.86     0.86
Ratio of net investment income (after reduction) to average
 net assets                                                    0.77     0.70     0.49     0.18     0.36
Portfolio turnover rate                                          20       18       14       16       18




                                             BNY Hamilton Large Cap Growth Fund

BNY HAMILTON

 MULTI-CAP EQUITY FUND



Institutional Shares of this Fund are not currently open to investment.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation; current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues flexible long-term investment policies emphasizing companies with strong balance sheets and growth potential, i.e., companies which are in industries or markets which are expanding or which have business lines that demonstrate potential for growth in sales and earnings or cash flow. These companies are expected to have earnings and cash flow growth the same as, or greater than, that of comparable companies in similar industries.

The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Fund intends to invest primarily in companies which are leaders in their respective industries (i.e., leaders in sales, earnings, services provided, etc.). The Fund may invest in small, medium or large capitalization companies. The Fund will also purchase securities which the portfolio manager believes are undervalued or attractively valued. The portfolio manager assesses value using measures such as price-to-earnings and market price to book value ratios in comparison with similar measures for companies included in the Standard & Poor's 500(R) Index ("S&P 500(R) Index").

In addition to seeking capital growth, the Fund seeks to achieve growth of income by investing in securities currently paying dividends. The Fund may also buy securities that are not paying dividends but offer prospects for capital growth or future income, based upon the portfolio manager's analysis of overall market conditions and the individual companies' potential for growth or payment of dividends.

The portfolio manager intends to assemble a portfolio of securities diversified as to company and industry. The portfolio manager expects that each economic sector within the S&P 500(R) Index will be represented in the Fund's portfolio. The portfolio manager will consider increasing or reducing the Fund's investment in a particular industry in view of the Fund's goal of achieving industry diversification.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depositary receipts. As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

BNY Hamilton Multi-Cap Equity Fund

Various factors may lead the portfolio manager to consider selling a security, such as a significant change in the company's senior management or its products, a deterioration in its fundamental characteristics, or if the portfolio manager believes the security has become overvalued.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Large-capitalization stocks could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks. Small- and medium-capitalization stocks are more likely to experience higher price volatility and may have limited liquidity. Small- and medium-sized companies may have limited product lines or financial resources, or may be dependent upon a particular niche of the market or a smaller or more inexperienced management group than larger companies. To the extent the Fund invests in small and medium capitalization stocks, it will be exposed to these risks.

While the emphasis of the Fund is on growth, many holdings will represent value investments. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that stocks judged to be undervalued may actually be appropriately priced, or that their prices may go down.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                             BNY Hamilton Multi-Cap Equity Fund

PAST PERFORMANCE

The quoted performance of the Fund reflects the performance of the immediate predecessor of the Fund, the GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, for periods on or after December 10, 1996, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996, when the Partnership was reorganized as an investment company. The GW&K Equity Fund and the Partnership were managed by GW&K with investment objectives, policies and strategies materially equivalent to those employed by GW&K in managing the Fund. The Fund succeeded to the prior performance of the GW&K Equity Fund on October 7, 2002, when the reorganization of the GW&K Equity Fund into the Fund was consummated. Since October 7, 2002, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Fund.

While, as sub-advisor to the Fund, GW&K employs investment objectives and strategies that are substantially similar to those that were employed by GW&K in managing the GW&K Equity Fund and the Partnership, in managing the Fund, GW&K may be subject to certain restrictions on its investment activities to which, as investment advisor to the Partnership, it was not previously subject. The Partnership was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain restrictions that are imposed by the 1940 Act, such as limits on the percentage of assets invested in the securities of issuers in a single industry, diversification requirements and requirements regarding distributing income to shareholders. If the Partnership had been so registered, performance may have been adversely affected. Operating expenses are incurred by the Fund (and were incurred by the GW&K Equity Fund) that were not incurred by the Partnership.

With respect to periods prior to December 10, 1996, the following performance data represents the prior performance data of the Partnership and not the prior performance of the GW&K Equity Fund or the Fund. This performance data measures the percentage change in the value of an account between the beginning and end of a period and is net of all expenses incurred. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and patterns of price volatility. Returns for the Fund's single best and single worst quarter suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares/1/ annual total returns
(%) as of 12/31/03
-------------------------------------------------------------------------------
                                            [CHART]



 1994    1995    1996    1997    1998    1999    2000    2001    2002     2003
------  ------  ------  ------  ------  ------  ------  ------- -------  ------
-4.06   40.19   15.96   25.51   17.68   31.29   12.83   -19.62  -27.55   31.50


Best quarter: Q4 '99 +24.53%  Worst quarter: Q3 '02 -21.54%

--------------------------------------------------------------------------------
1 Because Institutional Shares have not been opened to investment as of the date of this prospectus, performance figures are based on the performance of the Fund's Class A Shares (formerly, Investor Shares).

BNY Hamilton Multi-Cap Equity Fund

The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index. Average annual returns for the S&P 500(R) Index and the Russell 2000(R) Index do not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not an indication of future performance.


            Average annual total returns (%) as of 12/31/03*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                31.50    2.55   10.08
            Institutional Shares Return
             After Taxes on
             Distributions/1/               31.36    1.90    9.46
            Institutional Shares Return
             After Taxes on
             Distributions and Sale of
             Fund Shares/1/                 20.47    2.09    8.82
            S&P 500(R) Index (reflects no
             deduction for fees, expenses
             or taxes)/2/                   28.69   -0.57   11.07
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/3/          47.25    7.13    9.47

* Assumptions: All dividends and distributions are reinvested.

FEES AND EXPENSES

The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.75
             Distribution (12b-1 fees)                    None
             Other expenses                               0.55

             Total annual operating expenses*             1.30


* The Advisor has voluntarily agreed to limit the operating expenses of the Institutional Shares of the Fund to 1.00% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  132     412     713    1,568

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses and redemption of all shares at the end of the period indicated.

FINANCIAL HIGHLIGHTS

Because Institutional Shares have not been opened to investment as of the date of this Prospectus, there are no financial highlights for these Shares.


--------------------------------------------------------------------------------
1 Because Institutional Shares have not been opened to investment as of the date of this prospectus, performance figures are based on the performance of the Fund's Class A Shares (formerly, Investor Shares).
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 The Russell 2000(R) Index is an unmanaged index of small U.S. companies.

                                             BNY Hamilton Multi-Cap Equity Fund

BNY HAMILTON

 SMALL CAP GROWTH FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies.

PRINCIPAL INVESTMENT STRATEGY


Individual security selection is the primary investment focus, rather than industry allocation. Within the universe of small-capitalization companies whose market capitalizations are between $100 million and $2 billion, and companies that are in the Russell 2000(R) Index (without regard to their market capitalization), the Fund targets those with above-average earnings growth that have exceeded market expectations. As of March 31, 2004, the Russell 2000(R) Index included companies with market capitalizations of approximately $16 million to $2.8 billion. The Fund emphasizes companies in this group that dominate niche markets, and thus exert more control over the pricing and supply in their markets. The Fund expects the companies in which it invests to achieve sustained growth in earnings or revenues over the next two to three years. Specific factors that may suggest growth include:


.. expanded operations

.. new products or technologies

.. new distribution channels

.. generally favorable industry conditions

.. revitalized company management

To complement these core investments, the portfolio manager seeks to take advantage of industry cycles, and thus may overweight different sectors as economic conditions change. The Fund may continue to invest in and retain in its portfolio the stocks of companies even after their market capitalizations exceed $2 billion.


Although most of the Fund's investments have been domestic, it may invest without limit in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in small-capitalization stocks. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with stock market movements. Since the prices of the small-capitalization stocks emphasized by the Fund have historically been more volatile than those of larger companies, the ups and downs of your investment in the Fund may be more extreme than the market as a whole.

As a group, small companies are usually relatively young, and their short track records make it difficult to build a case for sustainable long-term growth. Limited product lines, niche markets, and small capital reserves may not allow small companies to survive temporary setbacks. In a declining market, these

BNY Hamilton Small Cap Growth Fund
stocks can also be hard to sell at a price that is beneficial to the Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
More Information about Risks of Investing in Small-Cap Companies and Growth Investing

Small companies tend to grow or fade quickly by their nature. Their market valuations are often based more on investors' belief in their future potential than on their current balance sheets. Since market sentiment can change from one day or week to the next, small-cap stock prices have historically been more volatile than those of large-cap stocks. Growth investors are often attracted to small companies for their specialization and innovation.

Specialization: Small companies often occupy niche markets, catering to a specific geography or industry. They can grow to dominate such markets rapidly, but are also threatened by even temporary downturns.

Innovation: Bold ideas for products or services are the basis of many small companies. A company's ability to sustain its innovative culture and broaden its markets, however, is difficult to predict.

                                             BNY Hamilton Small Cap Growth Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
-----------------------------------------------------------------------------
                             [CHART]

 1994    1995    1996    1997  1998    1999    2000    2001    2002     2003
------  ------  ------  -----  -----  ------  ------  ------  -------  ------
-0.33   20.92   29.97   9.39   7.89   97.22   -1.41   -11.69  -22.12   37.73

Best quarter: Q4 '99 +54.82%  Worst quarter: Q3 '01 -20.79%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/03*
            -------------------------------------------------------

                                            1 Year 5 Years 10 Years
            -------------------------------------------------------
            Institutional Shares Return
             Before Taxes/1/                37.73   12.99   13.04
            Institutional Shares Return
             After Taxes on
             Distributions/1/               36.78   11.04   11.76
            Institutional Shares Return
             After Taxes on
             Distributions and Sale of
             Fund Shares/1/                 25.71   10.62   11.16
            Russell 2000(R) Index (reflects
             no deduction for fees,
             expenses or taxes)/2/          47.25    7.13    9.47

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Russell 2000(R) is an unmanaged index of small U.S. companies.

BNY Hamilton Small Cap Growth Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.75
             Distribution (12b-1) fees                    None
             Other expenses                               0.31

             Total annual operating expenses              1.06





The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  108     337     585    1,294

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.



                                             BNY Hamilton Small Cap Growth Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                        Year Ended December 31,
Institutional Shares                                            2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                            11.89    15.53    17.83    22.78    12.46
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment loss/1/                                        (0.07)   (0.08)   (0.07)   (0.12)   (0.11)
  Net realized and unrealized gain (loss) on investments         4.53    (3.36)   (2.01)   (0.38)   12.08
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   4.46    (3.44)   (2.08)   (0.50)   11.97
Distributions:
  Distributions from capital gains                              (0.72)   (0.20)   (0.22)   (4.45)   (1.65)
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                  15.63    11.89    15.53    17.83    22.78
                                                              -------  -------  -------  -------  -------
Total return (%)                                                37.73   (22.12)  (11.69)   (1.41)   97.22

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           456,239  283,668  348,753  404,735  389,553
Ratio of expenses (after reduction) to average net assets        1.06     1.06     1.05     1.04     1.04
Ratio of expenses (before reduction) to average net assets       1.06     1.06     1.05     1.04     1.06
Ratio of net investment loss (after reduction) to average net
 assets                                                         (0.55)   (0.58)   (0.42)   (0.51)   (0.73)
Portfolio turnover rate                                            42       31       53       47       86

--------------------------------------------------------------------------------

1Based on average shares outstanding.



BNY Hamilton Small Cap Growth Fund

BNY HAMILTON

 INTERNATIONAL EQUITY FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

PRINCIPAL INVESTMENT STRATEGY


The Fund pursues its objective by investing primarily in Depositary Receipts
(DRs) representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. The Advisor will screen the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index universe of approximately 1000 issuers, representing the developed securities markets, for the availability of issuers with a sponsored or unsponsored DR facility. Issuers with DR facilities are then analyzed by the Advisor's proprietary mathematical algorithm to reflect the characteristics of the developed markets. The risk characteristics utilized in the algorithm are country weights, sector weights and sector weights within each country. As a result of this process, the Fund is expected to hold DRs representing 150-250 foreign issuers. The Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. At March 31, 2004, the MSCI EAFE Index included companies with market capitalizations of approximately $100 million to $185 billion. Securities from developing countries, such as Russia, will not be included as they are not part of the MSCI EAFE Index.


Under normal circumstances, the Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Most securities are non-U.S. equities held as DRs. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities. As a temporary defensive measure, the Fund may invest more than 20% of its assets in U.S. cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund will generally fluctuate with stock market movements in the countries in which the Fund is invested. Since the prices of many non-U.S. stocks emphasized by the Fund have historically been more volatile than those of U.S. stocks, the ups and downs of your investment in this Fund may be more extreme.

Some non-U.S. issuers do not have established DR programs. Because the Fund will pursue its objective by investing primarily in DRs representing securities of non-U.S. issuers, the Fund will not generally pursue opportunities for investment in non-U.S. issuers that do not have DR programs but that might otherwise be attractive investments for the Fund.

As a group, the large-capitalization stocks emphasized by this Fund could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

                                         BNY Hamilton International Equity Fund

Investments in smaller companies, on the other hand, have historically been more volatile than those of larger companies. And to the extent that the Fund invests in smaller companies, the volatility of your investment may increase.

Investments in foreign securities involve additional risks. Unfavorable currency exchange rates could decrease the value of your investment in terms of U.S. dollars. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Globalization and International Investing

With more than half of the world's market opportunities outside the U.S., international funds offer investors greater diversification than a purely domestic portfolio. International markets are experiencing many of the same dynamics that drove U.S. stock growth in the 1990s:

.. corporate restructuring

.. increased emphasis on shareholder value

.. growing pool of investors through retirement and other savings plans

Meanwhile, global competition is spurring companies worldwide to increase their efficiency by cutting costs, relocating production facilities, out-sourcing non-essential processes and focusing on their core businesses.

BNY Hamilton International Equity Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
--------------------------------------------------------------
                            [CHART]

  1998       1999       2000      2001       2002        2003
 ------     ------    -------    -------    -------     ------
 20.84      43.45     -23.99     -25.20     -21.07       35.13
Best quarter: Q4 '99 +29.58%    Worst quarter: Q3 '02  -18.94%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*
              ----------------------------------------------------

                                                           Since
                                          1 Year 5 Years Inception
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/            35.13   -2.75    1.74
              Institutional Shares Return
               After Taxes on
               Distribution/1/            34.74   -3.27    1.34
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/             22.83   -2.37    1.45
              MSCI EAFE Index (reflects
               no deduction for fees,
               expenses or taxes)/2/      39.17    0.26    3.58

* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 Institutional Shares were first offered on 4/1/97.
2 The MSCI EAFE is an unmanaged index of stocks of companies in Europe, Australasia and the Far East.

                                         BNY Hamilton International Equity Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Shareholder Fees" are charged directly to your account. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



            Fee table (% of average net assets)
            -------------------------------------------------------

                                                      Institutional
                                                         Shares
            -------------------------------------------------------

            Shareholder Fees (fees paid directly from
             your investment)
            -------------------------------------------------------
            Redemption Fee on shares held 60 days or
             fewer (as a % of amount redeemed)*           2.00

            Annual Operating Expenses (expenses that
             are deducted from fund assets)
            -------------------------------------------------------
            Management fee                                0.75
            Distribution (12b-1) fees                     None
            Other expenses                                0.56

            Total annual operating expenses               1.31


* The redemption fee applies to shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. Shares held for more than 60 calendar days are not subject to the redemption fee.




The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  133     415     718    1,579

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns and no change in operating expenses.


BNY Hamilton International Equity Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                        Year Ended December 31,
Institutional Shares                                            2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             7.38     9.35    12.50    17.70    12.90
                                                              -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                          0.10     0.06     0.02    --/1/    --/1/
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                 2.49    (2.03)   (3.17)   (4.23)    5.55
                                                              -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                   2.59    (1.97)   (3.15)   (4.23)    5.55
Dividends and distributions:
  Dividends from net investment income                          (0.08)      --       --    (0.01)   (0.03)
  Distributions from capital gains                                 --       --       --    (0.96)   (0.72)
                                                              -------  -------  -------  -------  -------
  Total dividends and distributions                             (0.08)      --       --    (0.97)   (0.75)
                                                              -------  -------  -------  -------  -------
Net asset value at end of year                                   9.89     7.38     9.35    12.50    17.70
                                                              -------  -------  -------  -------  -------
Total return (%)                                                35.13   (21.07)  (25.20)  (23.99)   43.45

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                           144,908  115,773  172,417  268,147  273,597
Ratio of expenses (after reduction) to average net assets        1.31     1.44     1.27     1.22     1.24
Ratio of expenses (before reduction) to average net assets       1.31     1.44     1.27     1.22     1.24
Ratio of net investment income (after reduction) to average
 net assets                                                      1.24     0.66     0.19    --/2/     0.01
Portfolio turnover rate                                           101      307      169       86       84



1Less than $0.01 per share.


2Less than 0.01%.


                                         BNY Hamilton International Equity Fund

BNY HAMILTON

 ENHANCED INCOME FUND



INVESTMENT OBJECTIVE

Although not a money market fund, the Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in investment-grade (securities rated Baa/BBB and above) fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund's investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar-denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risks.

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.


The Fund will pursue its objective while attempting to minimize the Fund's share price fluctuation. Under normal market conditions, the Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short") duration. The Advisor may shorten the Fund's duration below three months based on its interest rate outlook or adverse market conditions (e.g., if the Advisor anticipates interest rates will increase, it will generally shorten the Fund's duration). In addition, the Fund may enter into book value maintenance agreements ("wrap contracts") with one or more highly rated financial institutions for the purpose of stabilizing the Fund's net asset value per share by offsetting fluctuations in the value of the Fund's portfolio securities. The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; protecting the value of portfolio


BNY Hamilton Enhanced Income Fund
securities and in order to maintain the Fund's ultra short duration. The maturity limit on any individual security in the Fund's portfolio will not be greater than five years. For purposes of mortgage- and asset-backed securities, the weighted average life will be used to determine the security's maturity.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. The risk is magnified with lower-rated bonds.

When interest rates drop, holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

At times, the Fund may invest in securities with longer durations, which may have more volatile prices and more interest rate risk.

The Fund is subject to risks associated with its use of wrap contracts (a contract between the Fund and a financial institution such as a bank, insurance company or other financial institution, under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events) and their providers. The Fund may be unable to cover all of its securities with wrap contracts. Alternatively, the credit standing of certain wrap contract providers may deteriorate over time, impairing the value of their contracts, and the Fund may be unable to renegotiate, replace or provide for successor contracts in a timely or economical manner. If either or both of these events were to occur, the duration of the Fund could be subject to increased fluctuation.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Although not a money market fund, the Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest price fluctuation and increased credit risk in order to achieve that goal. Because its share price will vary, the Fund is not appropriate for investors whose primary objective is absolute stability of principal.


                                              BNY Hamilton Enhanced Income Fund

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.

--------------------------------------------------------------------------------
Weighted Average Life:

If the Fund purchases a mortgage-backed or asset-backed security, the Fund will use such security's weighted-average life as a substitute for its final maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance or purchase until each dollar of principal is repaid to the investor.
The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors, the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Enhanced Income Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
----------------------------------------------------------
                                    [CHART]


 2003
 ----
 1.86


Best quarter: Q1 '03 +1.04%   Worst quarter: Q3 '03 -0.07%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*
              ----------------------------------------------------

                                                           Since
                                                  1 Year Inception
              ----------------------------------------------------
              Institutional Shares Return Before
               Taxes/1/                            1.86    2.08
              Institutional Shares Return After
               Taxes on Distributions/1/           1.20    1.32
              Institutional Shares Return After
               Taxes on Distributions and Sale of
               Fund Shares/1/                      1.20    1.32
              Lehman Brothers 9-12 Month
               Treasury Note Index (reflects no
               deduction for fees, expenses or
               taxes)/2,3/                         1.43    2.16
              Merrill Lynch US Dollar LIBOR
               3-Month Constant Maturity Index
               (reflects no deduction for fees,
               expenses or taxes)/3,4/             1.29    1.56

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Institutional Shares were first offered on 5/1/02.
2 The Lehman Brothers 9-12 Month Treasury Note Index is an unmanaged index which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips.

3 Average annual total return since Fund inception as of 5/1/02.


4 The Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index of 3-month constant maturity dollar-denominated deposits derived from interest rates on the most recently available dollar-denominated deposits.


                                              BNY Hamilton Enhanced Income Fund

FEES AND EXPENSES


The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.10
             Distribution (12b-1 fees)                    None
             Other expenses                               0.19

             Total annual operating expenses*             0.29


*This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.04%, resulting in net operating expenses of 0.25% based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   30     93      163     368

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses and redemption of all shares at the end of the period indicated.


BNY Hamilton Enhanced Income Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                       Year Ended December 31,
Institutional Shares                                                     2003      2002/1/
----------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------
Net asset value at beginning of year                                      2.00       2.00
                                                                       ---------  ---------
Gain from investment operations:
  Net investment income                                                   0.03       0.03
  Net realized and unrealized gain on investments                         0.01         --
                                                                       ---------  ---------
  Total gain from investment operations                                   0.04       0.03
Dividends:
  Dividends from net investment income                                   (0.04)     (0.03)
                                                                       ---------  ---------
Net asset value at end of year                                            2.00       2.00
                                                                       ---------  ---------
Total return (%)                                                          1.86       1.63/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    426,475    230,467
Ratio of expenses (after reduction) to average net assets                 0.25       0.25/3/
Ratio of expenses (before reduction) to average net assets                0.29       0.38/3/
Ratio of net investment income (after reduction) to average net assets    1.56       1.97/3/
Portfolio turnover rate                                                     87         40/2/


1Institutional Shares were first offered on 5/1/02.
2Not annualized.
3Annualized.

                                              BNY Hamilton Enhanced Income Fund

BNY HAMILTON

 INTERMEDIATE GOVERNMENT FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in debt obligations issued or guaranteed by the U.S. government or its agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends, particularly interest rate movements and yield spreads, is used to determine which types of securities offer the best investment opportunities. This analysis takes place on several levels. The Fund allocates broadly between direct agency debt obligations, agency mortgage-backed securities, and U.S. Treasuries.

The Fund invests in the various types of mortgage-backed securities based on an evaluation of relative yields and prepayment risk, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher-yielding premium mortgage securities because of their lower prepayment risk.

The Fund also invests in collateralized mortgage obligations, or CMOs, which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available.

In selecting individual securities, the portfolio manager uses models to evaluate probable yields over time and prepayment risk, among other factors. The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account.


Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices.


Under normal circumstances, the Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the U.S. government or its agencies. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the dura-

BNY Hamilton Intermediate Government Fund tion of a bond, the more sharply its value will rise or fall in response to an interest rate change.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

In periods of market uncertainty, some of the portfolio's securities could be difficult to sell at a price that is beneficial to the Fund.

The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

The Fund has low exposure to credit risk because most of its securities are backed by the full faith and credit of the U.S. government or guaranteed by one of its agencies. These guarantees, however, do not prevent shares of the Fund from falling in value. Further, indebtedness of certain of these agencies, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are not entitled to the full faith and credit of the United States and are thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Though not likely, it is possible that issuers of bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Mortgage-backed Securities and CMOs

Pass-through mortgage-backed securities represent a direct ownership interest in a pool of mortgage loans.

Collateralized mortgage obligations (CMOs) are backed by pools of pass-throughs or mortgage loans. CMO issuers organize the cash flow from the underlying securities into classes, or tranches, with widely different maturities and payment schedules. These securities are often fully collateralized by U.S. government agency securities such as Fannie Mae (FNMA) and Ginnie Mae (GNMA), though they may be issued by private firms.

                                      BNY Hamilton Intermediate Government Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/03
-------------------------------------------------------------------------------
                                    [CHART]

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
-------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 -5.17    15.40   3.16    7.85    7.49    -0.73   11.03   6.99    10.39   1.86
Best quarter: Q2 '95 +5.48%    Worst quarter: Q1 '94 -3.54%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              1.86   5.81     5.67
              Institutional Shares Return
               After Taxes on
               Distributions/1/             0.42   3.72     3.48
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               1.20   3.64     3.44
              Lehman Intermediate
               Government Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  2.30   6.19     6.32

* Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Intermediate Government Fund.
2 The Lehman Brothers Intermediate Government Index is an unmanaged index of intermediate-term government bonds.
BNY Hamilton Intermediate Government Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.50
             Distribution (12b-1) fees                    None
             Other expenses                               0.39

             Total annual operating expenses*             0.89


* This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.10%, resulting in net operating expenses of 0.79% based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   91     284     493    1,096

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


                                      BNY Hamilton Intermediate Government Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                                Year Ended December 31,
Institutional Shares                                                     2003     2002   2001/1/  2000    1999
----------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     10.51     9.99    9.85    9.41   10.04
                                                                       -------  -------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                                   0.35     0.46    0.51    0.56    0.56
  Net realized and unrealized gain (loss) on investments                 (0.16)    0.55    0.17    0.44   (0.64)
                                                                       -------  -------  ------  ------  ------
  Total gain (loss) from investment operations                            0.19     1.01    0.68    1.00   (0.08)
Dividends:
  Dividends from net investment income                                   (0.42)   (0.49)  (0.54)  (0.56)  (0.55)
                                                                       -------  -------  ------  ------  ------
Net asset value at end of year                                           10.28    10.51    9.99    9.85    9.41
                                                                       -------  -------  ------  ------  ------
Total return (%)                                                          1.86    10.39    6.99   11.03   (0.73)

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    112,584  116,056  86,160  75,533  68,762
Ratio of expenses (after reduction) to average net assets                 0.79     0.79    0.79    0.79    0.82
Ratio of expenses (before reduction) to average net assets                0.89     0.89    0.93    0.94    0.92
Ratio of net investment income (after reduction) to average net assets    3.39     4.45    5.15    5.92    5.76
Portfolio turnover rate                                                     87       41      44      10      16


1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.35% to 5.15%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



BNY Hamilton Intermediate Government Fund

BNY HAMILTON

 INTERMEDIATE INVESTMENT GRADE FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing primarily in investment-grade debt obligations, which are securities rated Baa/BBB and above, as well as their unrated equivalents. The Fund may invest in securities issued or guaranteed by:

.. U.S. and foreign corporations

.. the U.S. government or its agencies

Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

In investing the Fund's assets, an analysis of economic trends -- including rate projections, inflation trends, and corporate profit outlook -- is used to determine how the Fund should allocate its investments among the sectors above. The Fund has tended to emphasize corporate bonds.

In the corporate bond portion of the portfolio, the Fund is diversified across market sectors but may emphasize different sectors. In selecting individual corporate bonds, the portfolio manager considers the bond's structure, maturity and yield in light of the company's current financial health, competitive position and future prospects. The Fund may achieve its average maturity by investing primarily in intermediate-term bonds, or it may use a "barbell" strategy and invest in short-term and longer-term bonds.

In the U.S. government portion of the portfolio, the Fund allocates broadly between U.S. Treasury obligations and agency issuers based on an evaluation of relative yields.


The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in non-investment grade debt obligations.


As a temporary defensive measure, the Fund may invest more than 20% of its assets in cash or cash equivalents. Under such circumstances, the Fund would not be pursuing its investment objective.

                                BNY Hamilton Intermediate Investment Grade Fund

MAIN INVESTMENT RISKS

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. This risk is magnified with lower-rated bonds.

The value of debt securities is most affected by interest rates. When interest rates rise, bond prices generally fall in proportion to their maturity.

When interest rates drop, holders of the mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

Investments in foreign securities involve additional risks, including potentially unfavorable currency exchange rates, limited or misleading financial information, generally higher transaction costs and political and economic disturbances ranging from tax legislation to military coups. These risks are magnified in emerging markets.


Investments in non-investment grade bonds involve additional risks. High yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.


The portfolio manager's asset allocation strategy or choice of specific securities may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
Understanding Intermediate-Term Bonds:

The market value of a bond is influenced by two variables: maturity and interest rates. The relationship between these variables can be described as a risk curve. The risk curve for bonds typically has a positive slope, meaning that short maturities provide the greatest price stability and longer maturities carry increasingly higher risks of price volatility in response to interest rate changes.

The Fund invests primarily in intermediate-term bonds, which occupy a middle ground, offering moderate price stability and current income.

BNY Hamilton Intermediate Investment Grade Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
--------------------------------------------------------------------------
                              [CHART]

 1994     1995   1996   1997   1998    1999    2000   2001   2002    2003
-------  ------  -----  -----  -----  -------  -----  -----  -----  ------
-5.06    18.69   1.82   8.18   8.56   -1.47    9.37   7.21   8.08    3.43

Best quarter: Q2 '95 +6.28%  Worst quarter: Q1 '94 -3.82%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03*
              ---------------------------------------------------

                                          1 Year 5 Years 10 Years
              ---------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/             3.43   5.25     5.70
              Institutional Shares Return
               After Taxes on
               Distributions/1/            1.71   3.02     4.11
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/              2.46   3.09     3.93
              Lehman Intermediate Gov't/
               Credit Index (reflects no
               deduction for fees,
               expenses or taxes)/2/       4.30   6.65     6.62

* Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the additional restrictions imposed on mutual funds, including the Fund.
2 The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of intermediate-term U.S. government and corporate bonds.

                                BNY Hamilton Intermediate Investment Grade Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.50
             Distribution (12b-1) fees                    None
             Other expenses                               0.29

             Total annual operating expenses              0.79






The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   81     252     439     978

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


BNY Hamilton Intermediate Investment Grade Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                      Year Ended December 31,
Institutional Shares                                          2003     2002   2001/1/    2000     1999
--------------------------------------------------------------------------------------------------------

Per-Share Data ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          10.51    10.24    10.12     9.84    10.61
                                                            -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                        0.37     0.52     0.58     0.61     0.60
  Net realized and unrealized gain (loss) on investments      (0.02)    0.28     0.14     0.28    (0.76)
                                                            -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                 0.35     0.80     0.72     0.89    (0.16)
Dividends and distributions:
  Dividends from net investment income                        (0.45)   (0.53)   (0.60)   (0.61)   (0.59)
  Distributions from capital gains                            (0.12)      --       --       --    (0.02)
                                                            -------  -------  -------  -------  -------
  Total dividends and distributions                           (0.57)   (0.53)   (0.60)   (0.61)   (0.61)
                                                            -------  -------  -------  -------  -------
Net asset value at end of year                                10.29    10.51    10.24    10.12     9.84
                                                            -------  -------  -------  -------  -------
Total return (%)                                               3.43     8.08     7.21     9.37    (1.47)

Ratios/Supplemental Data (%)
--------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                         462,005  472,896  436,985  415,608  393,680
Ratio of expenses (after reduction) to average net assets      0.79     0.79     0.78     0.79     0.78
Ratio of expenses (before reduction) to average net assets     0.79     0.80     0.79     0.79     0.78
Ratio of net investment income (after reduction) to average
 net assets                                                    3.57     5.02     5.69     6.18     5.89
Portfolio turnover rate                                         110       98      106       76       57


1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) on investments per share by $.01 and decrease the ratio of net investment income to average net assets from 5.80% to 5.69%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                                BNY Hamilton Intermediate Investment Grade Fund

BNY HAMILTON

 INTERMEDIATE TAX-EXEMPT FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide income that is exempt from federal income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in debt obligations that are exempt from federal income tax. "Assets" means net assets plus the amount of borrowings for investment purposes. These obligations are also exempt from the federal alternative minimum tax. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations issued by U.S. states, territories and municipalities. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bondholders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to interest rate change.

This Fund's performance is affected by a variety of factors in the cities, states and regions in which it invests. These may include economic or policy changes, erosion of the tax base, state legislative changes, especially those regarding taxes.

BNY Hamilton Intermediate Tax-Exempt Fund

Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the bond issuer remains solvent.

The portfolio manager's investment strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell for a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
About Municipal Securities


The Fund invests in state and local governments and their agencies, which have collectively issued $1.3 trillion worth of bonds for schools, roads, hospitals, utilities and major public works such as airports. New York is the largest state issuer with approximately 10% of the outstanding debt.
Interest on municipal bonds was exempted from federal income tax when the code was first adopted in 1913.

                                      BNY Hamilton Intermediate Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/03
------------------------------------------------------------------------
                          [CHART]

 1994    1995    1996   1997   1998  1999    2000   2001   2002    2003
------  ------  -----  -----  -----  ------  -----  -----  -----  ------
-3.62   11.45   3.69   6.09   5.37   -2.06   9.30   4.58   9.24    3.65

Best quarter: Q1 '95 +4.64%    Worst quarter: Q1 '94 -3.78%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


              Average annual total returns (%) as of 12/31/03/*/
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              3.65   4.85     4.67
              Institutional Shares Return
               After Taxes on
               Distributions/1/             3.35   4.71     4.54
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               3.94   4.67     4.39
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  4.19   5.47     5.42

*Assumptions: All dividends and distributions reinvested.
--------------------------------------------------------------------------------
1 For Institutional Shares before 4/1/97 (when the Fund's Institutional Shares were first registered), performance figures are based on the performance of an unregistered Bank of New York common trust fund that had objectives and policies materially equivalent to those of the Fund. Although the figures have been adjusted to attempt to reflect expenses associated with the Fund, they are only approximations. Many other factors also reduce their reliability. For example, the common trust fund performance might have been lower if it had been subject to the extra restrictions imposed on mutual funds, including the Fund.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged-index of intermediate-term general obligation municipal bonds.

BNY Hamilton Intermediate Tax-Exempt Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.



             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.50
             Distribution (12b-1) fees                    None
             Other expenses                               0.29

             Total annual operating expenses              0.79





The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   81     252     439     978

*Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


                                      BNY Hamilton Intermediate Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernest & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                          Year Ended December 31,
Institutional Shares                                              2003     2002   2001/1/    2000     1999
------------------------------------------------------------------------------------------------------------

Per-Share Data ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                              10.45    10.02    10.01     9.54    10.19
                                                                -------  -------  -------  -------  -------
Gain (loss) from investment operations:
  Net investment income                                            0.34     0.38     0.40     0.40     0.39
  Net realized and unrealized gain (loss) on investments           0.04     0.53     0.06     0.47    (0.60)
                                                                -------  -------  -------  -------  -------
  Total gain (loss) from investment operations                     0.38     0.91     0.46     0.87    (0.21)
Dividends and distributions:
  Dividends from net investment income                            (0.35)   (0.38)   (0.40)   (0.40)   (0.39)
  Distributions from capital gains                                (0.20)   (0.10)   (0.05)      --    (0.05)
                                                                -------  -------  -------  -------  -------
  Total dividends and distributions                               (0.55)   (0.48)   (0.45)   (0.40)   (0.44)
                                                                -------  -------  -------  -------  -------
Net asset value at end of year                                    10.28    10.45    10.02    10.01     9.54
                                                                -------  -------  -------  -------  -------
Total return (%)                                                   3.65     9.24     4.58     9.30    (2.06)

Ratios/Supplemental Data (%)
------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             277,390  281,046  252,992  248,923  251,777
Ratio of expenses (after reduction) to average net assets          0.79     0.79     0.79     0.78     0.79
Ratio of expenses (before reduction) to average net assets         0.79     0.79     0.81     0.79     0.80
Ratio of net investment income (after reduction) to average net
 assets                                                            3.22     3.70     3.93     4.10     3.96
Portfolio turnover rate                                              36       34       24       19       34


1As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.89% to 3.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



BNY Hamilton Intermediate Tax-Exempt Fund

BNY HAMILTON

 INTERMEDIATE NEW YORK TAX-EXEMPT FUND



INVESTMENT OBJECTIVE
The Fund seeks to provide income that is exempt from federal, New York State and New York City income taxes while maintaining relative stability of principal.

PRINCIPAL INVESTMENT STRATEGY

In pursuing its objective, the Fund, as a fundamental policy, may not invest less than 80% of its Assets in bonds and notes that are exempt from federal, New York State and New York City income taxes. "Assets" means net assets plus the amount of borrowings for investment purposes. These bonds and notes are also exempt from the federal alternative minimum tax. The Fund may invest in securities issued by New York State and the Commonwealth of Puerto Rico, including all of their municipalities and agencies. Under normal market conditions, the Fund maintains a dollar-weighted average maturity between three years and ten years.

The Fund invests in a diversified portfolio of investment-grade municipal obligations which are securities rated Baa/BBB and above, as well as their unrated equivalents. Before any security is added to the Fund, it is thoroughly evaluated for both quality and potential return. The portfolio manager relies on internal credit research to evaluate specific municipal issuers' ability and willingness to pay principal and interest to bond holders. Bonds are chosen based on this analysis rather than on any private insurance features. The Fund invests in general obligation bonds, which are secured by their issuers' full faith and credit, and revenue bonds, which are secured by specific revenue streams such as toll collections or proceeds of a special tax.

The Fund may invest in bonds of any maturity. Within the intermediate-term range, the maturity length of the portfolio and structure of the individual bonds held are based on the Advisor's views on the direction of interest rates.


The Fund normally expects to be fully invested in tax-exempt securities, but it is permitted to invest up to 20% of its net assets in fixed-income securities that are subject to federal, state and local taxes. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities or indices. In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade short-term securities such as U.S. Treasury obligations. In these cases, the Fund would not be pursuing its investment objective.


MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the maturity of a bond, the more sharply its value is likely to rise or fall in response to an interest rate change.

Because the Fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, the legacy of the grave financial difficulties experienced by New York City and the state as a whole in the 1970s. State legislative changes, especially those regarding taxes, could also affect performance.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

The terrorist attack on the World Trade Center on September 11, 2001 disrupted a number of businesses, caused extensive property damage, and may reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York may suffer a decrease in revenue and an increase in expenditures related to the attack.


Any debt securities held by the Fund could be downgraded in credit rating or go into default. A revenue bond in the Fund's portfolio could default if its underlying revenue stream fails. This could happen even while the issuer remains solvent.

The Fund is non-diversified and may invest more than 5% of its assets in securities of a single issuer. If the Fund invests heavily in a single issuer, its overall performance could be linked more closely to the performance of that issuer than to the municipal bond market as a whole.

The portfolio manager's strategies may not work out as planned, and the Fund could underperform its peers or lose money. You may, therefore, lose money.

In periods of market uncertainty, some of the portfolio's securities could prove difficult to sell at a price that is beneficial to the Fund.

Investments in derivatives may be a surrogate to the performance of their related underlying securities. However, because derivatives may not perfectly represent the value of the related underlying securities, and because derivatives depend on the performance of other parties to the derivatives, using derivatives could limit profits or increase losses in comparison with investment in underlying securities without using derivatives.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


BNY Hamilton Intermediate New York Tax-Exempt Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/03
-------------------------------------------------------------------------------
                                    [CHART]

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 -3.81   12.08    3.47    6.39    5.30   -1.35    8.66    4.77    8.79    3.71


Best quarter: Q1 '95 +5.00%   Worst quarter: Q1 '94 -3.24%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns over various periods compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.



              Average annual total returns (%) as of 12/31/03*
              ----------------------------------------------------

                                           1 Year 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares Return
               Before Taxes/1/              3.71   4.87     4.71
              Institutional Shares Return
               After Taxes on
               Distributions/1/             3.73   4.80     4.68
              Institutional Shares Return
               After Taxes on
               Distributions and Sale of
               Fund Shares/1/               3.76   4.69     4.59
              Lehman 5 Year G.O.
               Municipal Bond Index
               (reflects no deduction for
               fees, expenses or taxes)/2/  4.19   5.47     5.42


*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Before 4/1/97, when Institutional Shares were first offered, performance figures are based on the performance of Class A Shares (formerly, Investor Shares) of the Intermediate New York Tax-Exempt Fund.
2 The Lehman Brothers 5 Year General Obligation Municipal Bond Index is an unmanaged index of intermediate-term general obligation municipal bonds.

                             BNY Hamilton Intermediate New York Tax-Exempt Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets, and are reflected in the total return.


               Fee table (% of average net assets)
               --------------------------------------------------

                                                    Institutional
                                                       Shares
               --------------------------------------------------
               Shareholder Fees                         None

               Annual Operating Expenses (expenses
                that are deducted from fund assets)
               --------------------------------------------------
               Management fee                           0.50
               Distribution (12b-1) fees                None
               Other expenses                           0.43

               Total annual operating expenses*         0.93


* This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.14%, resulting in net operating expenses of 0.79% based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   95     296     515    1,143

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses.


BNY Hamilton Intermediate New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.



                                                                        Year Ended December 31,
Institutional Shares                                             2003    2002   2001/1/  2000    1999
-------------------------------------------------------------------------------------------------------

Per-Share Data ($)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                             11.02   10.55   10.54   10.10   10.65
                                                                ------  ------  ------  ------  ------
Gain (loss) from investment operations:
  Net investment income                                           0.37    0.39    0.41    0.41    0.41
  Net realized and unrealized gain (loss) on investments          0.03    0.52    0.09    0.44   (0.55)
                                                                ------  ------  ------  ------  ------
  Total gain (loss) from investment operations                    0.40    0.91    0.50    0.85   (0.14)
Dividends and distributions:
  Dividends from net investment income                           (0.37)  (0.40)  (0.41)  (0.41)  (0.41)
  Distributions from capital gains                               (0.05)  (0.04)  (0.08)     --      --
                                                                ------  ------  ------  ------  ------
  Total dividends and distributions                              (0.42)  (0.44)  (0.49)  (0.41)  (0.41)
                                                                ------  ------  ------  ------  ------
Net asset value at end of year                                   11.00   11.02   10.55   10.54   10.10
                                                                ------  ------  ------  ------  ------
Total return (%)                                                  3.71    8.79    4.77    8.66   (1.35)

Ratios/Supplemental Data (%)
-------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                             72,127  55,992  44,164  33,202  31,446
Ratio of expenses (after reduction) to average net assets         0.79    0.79    0.79    0.79    0.82
Ratio of expenses (before reduction) to average net assets        0.93    0.97    1.10    1.06    1.07
Ratio of net investment income (after reduction) to average net
 assets                                                           3.39    3.58    3.83    4.05    3.93
Portfolio turnover rate                                             10      13      17      16      32


1 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 on net investment income per share was less than $.01. There was an increase to the ratio of net investment income to average net assets from 3.80% to 3.83%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.



                             BNY Hamilton Intermediate New York Tax-Exempt Fund

BNY HAMILTON

 HIGH YIELD FUND



INVESTMENT OBJECTIVE

The Fund seeks to provide investors with a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's").

Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the Fund.

The Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The Fund generally will focus on investments that have the following characteristics:

.. industries that have strong fundamentals;

.. companies that have good business prospects and increasing credit strength;
  and

.. companies that have stable or growing cash flows and effective management.

The Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity.

The Fund may invest up to 20% of its assets in non-high yield securities, such as investment-grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The Fund's investments include U.S. dollar denominated debt securities and securities with debt-like characteristics of domestic and foreign issuers, including corporations, partnerships, trusts or similar entities, and sovereign or supranational entities (international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies). The Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only. The debt securities in which the Fund invests pay interest on either a fixed-rate or a variable-rate basis. The Fund also invests in mortgage-related securities, including collateralized mortgage obligations (CMOs), which are backed by pools of mortgages and are organized so that different classes of securities with different maturities and coupons are available, real estate mortgage investment conduits (REMICs) and asset-backed securities.

The Fund invests in the various types of mortgage-backed and asset-backed securities based on an evaluation of relative yields and prepayment risks, among other factors. In a period of declining interest rates, for example, the Fund might favor discount mortgage securities over higher yielding premium mortgage securities because of their lower prepayment risks.

BNY Hamilton High Yield Fund

The Fund may also invest in guaranteed investment contracts (GICs) issued by U.S. and Canadian insurance companies. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

The value of your investment in the Fund generally will fluctuate with interest rate movements. As interest rates rise, bond prices go down. The longer the duration of a bond, the more sharply its value will rise or fall in response to an interest rate change.

Issuers of corporate bonds in the Fund's portfolio could be downgraded in credit rating or default on their payments. Debt securities are subject to credit risk. The risk is magnified with lower rated bonds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

Further, high yield bonds or "junk bonds" are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay in accordance with the terms of the obligations. Accordingly, these types of bonds present considerable risk of default, particularly when adverse economic conditions exist. High yield bonds may also be subject to substantial market fluctuations and may be less liquid than higher rated securities. As a result, valuation of high yield bonds may involve greater exercise of judgment, and subject the Fund to higher management risk, than is generally the case with higher rated securities. Because high yield bonds may be less liquid than higher quality investments, the Fund could lose money if it cannot sell a bond at the time and price that would be most beneficial to the Fund. A bond whose credit rating has been lowered may be particularly difficult to sell.

When interest rates drop, issuers of high yield bonds and holders of mortgages represented by CMOs and other mortgage-backed securities are more likely to refinance, thus forcing the Fund to find new investments, which could have lower yields.

When interest rates rise, on the other hand, issuers of high yield bonds and mortgage holders tend not to prepay, and then the Fund can miss opportunities to reinvest in more profitable securities.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the advisors' incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

Investments in foreign securities involve additional risks. Transaction expenses are generally higher on foreign exchanges than in the U.S., which could affect performance. Furthermore, foreign taxes could also detract from performance. Some foreign companies do not adhere to uniform accounting principles, so publicly available financial information may be limited or misleading. Political and social unrest could also affect the performance of this Fund.

The portfolio manager's investment strategies may not work out as planned, and the Fund's performance could suffer.

Investments in the Fund are not bank deposits, nor are they guaranteed by the Federal Deposit Insurance Corporation or any other agency. It is important to read all the disclosure information provided and to understand that you could lose money by investing in the Fund.


                                                   BNY Hamilton High Yield Fund

PAST PERFORMANCE

No performance information is provided because the Fund commenced operations on or about May 1, 2003.

FEES AND EXPENSES


The following table outlines the estimated fees and expenses you could expect as an investor in the Fund. "Annual Operating Expenses" come out of Fund assets and are reflected in the total return.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.60
             Distribution (12b-1 fees)                    None
             Other expenses                               0.62

             Total annual operating expenses*             1.22


* The Advisor has voluntarily agreed to limit the operating expenses of the Institutional Shares of the Fund to 0.89% of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over various periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.



              Expenses on a $10,000 investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares  124     387     670    1,477


* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reductions and no change in operating expenses and redemption of all shares at the end of the period indicated.



BNY Hamilton High Yield Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception on May 1, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2003 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                         For the
                                                                          Period
                                                                       May 1, 2003
                                                                         through
                                                                       December 31,
Institutional Shares                                                     2003/1/
-----------------------------------------------------------------------------------

Per-Share Data ($)
-----------------------------------------------------------------------------------
Net asset value at beginning of period                                     10.00
                                                                       ------------
Gain from investment operations:
  Net investment income                                                     0.36
  Net realized and unrealized gain on investments                           0.25
                                                                       ------------
  Total gain from investment operations                                     0.61
                                                                       ------------
Dividends:
  Dividends from net investment income                                     (0.38)
                                                                       ------------
Net asset value at end of period                                           10.23
                                                                       ------------
Total return (%)                                                            6.47/2/

Ratios/Supplemental Data (%)
-----------------------------------------------------------------------------------
Net assets, end of period ($ x 1,000)                                    102,701
Ratio of expenses (after reduction) to average net assets                   0.89/3/
Ratio of expenses (before reduction) to average net assets                  1.22/3/
Ratio of net investment income (after reduction) to average net assets      5.69/3/
Portfolio turnover rate                                                       42/2/


1Institutional Shares were first offered on 5/1/03.
2Not annualized.
3Annualized.

                                                   BNY Hamilton High Yield Fund

BNY HAMILTON

 S&P 500 INDEX FUND



INVESTMENT OBJECTIVE

The Fund seeks to match the performance of the Standard & Poor's 500(R) Composite Stock Index (the "S&P 500(R)").

MANAGEMENT STRATEGY


The Fund pursues its objective by employing a passive management strategy designed to track the performance of the S&P 500(R). The Fund invests substantially all of its assets in stocks that comprise the S&P 500(R). As of March 31, 2004, the S&P 500(R) included companies with market capitalizations of approximately $921 million to $311 billion. The Advisor uses a full replication approach, in which all stocks in the S&P 500(R) are held by the Fund in proportion to their index weights.


The S&P 500(R) is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

The Fund may use futures, options and swaps for the following purposes: managing its exposure to changes in securities prices; as an efficient means of adjusting its overall exposure to certain markets; attempting to enhance income; as a cash management tool; and for protecting the value of portfolio securities.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The value of your investment in the Fund generally will fluctuate with stock market movements. As a group, the large-capitalization stocks included in the S&P 500(R) could fall out of favor with the market, particularly in comparison with small- or medium-capitalization stocks.

If stocks in the portfolio reduce or eliminate their dividend payments, the Fund will generate less income.

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BNY Hamilton S&P 500 Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.


Institutional Shares annual total returns/1/
(%) as of 12/31/03
-----------------------------------------------------------
     [CHART]

  2001     2002     2003
-------  -------   ------
-12.44   -22.43    28.17
Best quarter: Q2 '03 +15.30%  Worst quarter: Q3 '02 -17.35%



The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/03*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Institutional Shares Return Before
             Taxes/1/                               28.17    -6.06
            Institutional Shares Return After Taxes
             on Distributions/1/                    27.58    -6.50
            Institutional Shares Return After Taxes
             on Distributions and Sale of Fund
             Shares/1/                              18.27    -5.35
            S&P 500(R) Index (reflects no
             deduction for fees, expenses or
             taxes)/2,3/                            28.69    -5.61

*Assumptions: All dividends and distributions reinvested.

--------------------------------------------------------------------------------
1 Institutional Shares were first offered on 4/28/00.
2 The S&P 500(R) Index is an unmanaged index of 500 large U.S. companies.
3 Average annual total return since Fund inception as of 4/28/00.

                                                BNY Hamilton S&P 500 Index Fund

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets, and are reflected in the total return. Since the Fund is "no-load", shareholders pay no fees or out-of-pocket expenses.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.25
             Distribution (12b-1) fees                    None
             Other expenses                               0.52

             Total annual operating expenses*             0.77


* This year, the Advisor voluntarily reduced the Fund's operating expenses for Institutional Shares by 0.42%, resulting in net operating expenses of 0.35% based on average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   79     246     428     954

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.


BNY Hamilton S&P 500 Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002 and 2001 and the period ended December 31, 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                             Year Ended December 31,
Institutional Shares                                                    2003    2002    2001     2000/1/
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     6.00    7.83    9.07    10.00
                                                                       ------  ------  ------  -------
Gain (loss) from investment operations:
  Net investment income                                                  0.10    0.09    0.09     0.07
  Net realized and unrealized gain (loss) on investments                 1.58   (1.84)  (1.21)   (0.94)
                                                                       ------  ------  ------  -------
  Total gain (loss) from investment operations                           1.68   (1.75)  (1.12)   (0.87)
Dividends and distributions:
  Dividends from net investment income                                  (0.09)  (0.08)  (0.09)   (0.06)
  Distribution from capital gains                                          --      --   (0.03)      --
                                                                       ------  ------  ------  -------
  Total dividends and distributions                                     (0.09)  (0.08)  (0.12)   (0.06)
                                                                       ------  ------  ------  -------
Net asset value at end of year                                           7.59    6.00    7.83     9.07
                                                                       ------  ------  ------  -------
Total return (%)                                                        28.17  (22.43) (12.44)   (8.72)/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    92,237  57,266  27,380   17,718
Ratio of expenses (after reduction) to average net assets                0.35    0.35    0.35  0.35/3/
Ratio of expenses (before reduction) to average net assets               0.77    0.96    1.59  1.91/3/
Ratio of net investment income (after reduction) to average net assets   1.44    1.34    1.09  1.00/3/
Portfolio turnover rate                                                    40      32      94    33/2/


1 Institutional Shares were first offered on 4/28/00.
2 Not annualized.
3 Annualized.

                                                BNY Hamilton S&P 500 Index Fund

BNY HAMILTON

 U.S. BOND MARKET INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index").

MANAGEMENT STRATEGY

The Fund pursues its objective by employing a passive management strategy designed to match the performance of the Lehman Bond Index as closely as possible before the deduction of Fund expenses. The Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

The Lehman Bond Index is a broad-based, unmanaged index that covers the U.S. investment grade fixed-rate bond market and is comprised of investment-grade government, corporate and mortgage- and asset-backed bonds that are denominated in U.S. dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally-recognized statistical rating organization ("rating agency"). Bonds are represented in the Lehman Bond Index in proportion to their market value. Lehman Brothers is not affiliated with this Fund and it does not sell or endorse the Fund, nor does it guarantee the performance of the Fund or the Lehman Bond Index.

MAIN INVESTMENT RISKS

Because the Fund uses an indexing strategy, it does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor performance. You may, therefore, lose money.

The Fund's investment is also subject to interest rate and credit risks. Interest rate risk is the risk that when interest rates rise, the value of debt instruments generally falls. In general, changes in interest rates cause greater fluctuations in the market value of longer-term securities than of shorter-term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Many debt securities are subject to prepayment risk, i.e., the risk that an issuer of a security can repay principal prior to the security's maturity. Such securities generally offer less potential for gains during a declining interest rate environment and similar potential for loss in a rising interest rate environment.

BNY Hamilton U.S. Bond Market Index Fund

PAST PERFORMANCE

The following chart demonstrates the risk of investing in the Fund by showing the year-to-year returns and pattern of price volatility. Returns for the Fund's single best and single worst quarters suggest how widely performance has varied over the short term. Past performance is not necessarily an indication of how the Fund will perform in the future.

Institutional Shares annual total returns/1/
(%) as of 12/31/03
------------------------------------------------------------
   [CHART]

 2001   2002    2003
 -----  -----  ------
 8.07   9.95    3.69
 Best quarter: Q3 '02 +4.73%   Worst quarter: Q3 '03 -0.26%


The following table demonstrates the risk of investing in the Fund by showing the Fund's average annual returns since inception compared with a widely recognized index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


            Average annual total returns (%) as of 12/31/03*
            --------------------------------------------------------

                                                             Since
                                                    1 Year Inception
            --------------------------------------------------------
            Institutional Shares Return Before
             Taxes/1/                                3.69    8.44
            Institutional Shares Return After Taxes
             on Distributions/1/                     1.98    5.99
            Institutional Shares Return After Taxes
             on Distributions and Sale of Fund
             Shares/1/                               2.40    5.72
            Lehman Brothers Aggregate Bond
             Index (reflects no deduction for fees,
             expenses or taxes)/2,3/                 4.11    8.82

* Assumptions: All dividends and distributions reinvested.

                                       BNY Hamilton U.S. Bond Market Index Fund

--------------------------------------------------------------------------------
1 Institutional Shares were first offered on 4/28/00.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed-income securities.
3 Average annual total return since Fund inception as of 4/28/00.

FEES AND EXPENSES


The following table outlines the fees and expenses you could expect to pay as an investor in the Fund. "Annual Operating Expenses" are deducted from Fund assets and are reflected in the total return. Since the Fund is "no-load," shareholders pay no fees or out-of-pocket expenses.


             Fee table (% of average net assets)
             ------------------------------------------------------

                                                      Institutional
                                                         Shares
             ------------------------------------------------------
             Shareholder Fees                             None

             Annual Operating Expenses (expenses that
              are deducted from fund assets)
             ------------------------------------------------------
             Management fee                               0.25
             Distribution (12b-1) fees                    None
             Other expenses                               0.32

             Total annual operating expenses*             0.57


* The Advisor has voluntarily agreed to limit the expenses of the Fund to 0.35% for the Institutional Shares of its average daily net assets. Management reserves the right to implement and discontinue expense limitations at any time.



The following table shows the anticipated expenses on a $10,000 investment in the Fund over the indicated periods. All mutual funds present this information so that you can make comparisons. Your actual costs could be higher or lower than this example.


              Expenses on a $10,000 Investment* ($)
              ----------------------------------------------------

                                   1 Year 3 Years 5 Years 10 Years
              ----------------------------------------------------
              Institutional Shares   58     183     318     714

* Assumptions: $10,000 original investment, all dividends and distributions reinvested, 5% annual returns, no voluntary expense reduction and no change in operating expenses.


BNY Hamilton U.S. Bond Market Index Fund

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance over the past five years (or since inception). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2003, 2002 and 2001 and the period ended December 31, 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request.


                                                                             Year Ended December 31,
Institutional Shares                                                     2003     2002   2001/4/  2000/1/
----------------------------------------------------------------------------------------------------------

Per-Share Data ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                                     10.87    10.42   10.44   10.00
                                                                       -------  -------  ------  ------
Gain from investment operations:
  Net investment income                                                   0.38     0.46    0.63    0.47
  Net realized and unrealized gain on investments                         0.01     0.54    0.19    0.43
                                                                       -------  -------  ------  ------
  Total gain from investment operations                                   0.39     1.00    0.82    0.90
Dividends and distributions:
  Dividends from net investment income                                   (0.51)   (0.54)  (0.65)  (0.43)
  Distributions from capital gains                                       (0.01)   (0.01)  (0.19)  (0.03)
                                                                       -------  -------  ------  ------
  Total dividends and distributions                                      (0.52)   (0.55)  (0.84)  (0.46)
                                                                       -------  -------  ------  ------
Net asset value at end of year                                           10.74    10.87   10.42   10.44
                                                                       -------  -------  ------  ------
Total return (%)                                                          3.69     9.95    8.07    9.21/2/

Ratios/Supplemental Data (%)
----------------------------------------------------------------------------------------------------------
Net assets, end of year ($ x 1,000)                                    149,107  128,173  23,585  19,653
Ratio of expenses (after reduction) to average net assets                 0.35     0.35    0.35    0.35/3/
Ratio of expenses (before reduction) to average net assets                0.57     0.71    1.24    1.35/3/
Ratio of net investment income (after reduction) to average net assets    3.53     4.45    5.93    6.61/3/
Portfolio turnover rate                                                    131      149     103     101/2/




1 Institutional Shares were first offered on 4/28/00.
2 Not annualized.
3 Annualized.
4 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 6.11% to 5.93%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                       BNY Hamilton U.S. Bond Market Index Fund

ACCOUNT POLICIES


This prospectus describes the Institutional Shares for each Fund. Institutional Shares do not have 12b-1 fees and have generally lower operating expenses than other share classes of the Funds, which improves investment performance. Institutional Shares are available only to (1) institutions that invest over $1,000,000 or (2) investors who have specific asset management relationships with the Advisor. Any institution (including the Advisor and its affiliates) acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution is eligible to invest in Institutional Shares. Institutional Shares may not be purchased by individual investors, either directly or through brokerage accounts. Notwithstanding the preceding restriction, any client of a registered investment advisor that has a selling arrangement with BNY Hamilton Distributors, Inc., which client invests $1,000,000 or more in the aggregate in Institutional Shares, is also eligible to invest in Institutional Shares through the Advisor. In addition, shareholders who held, as of January 26, 2004, Institutional Shares of a Fund will be grandfathered for so long as they continue to hold Institutional Shares of a Fund and thus will not be required to meet these eligibility requirements in respect of future purchases of Institutional Shares of any Fund.


All other investors may purchase Investor Shares of the Index Funds, or Class A Shares or Class C Shares of the other Funds. Please see the Investor Shares, Class A Shares and Class C Shares prospectuses for more information. If you want to purchase, exchange or redeem Institutional Shares, contact your Bank of New York representative.

DAILY NAV CALCULATION

Each Fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day that the exchange is open (except that the Enhanced Income Fund will not calculate its NAV on days that the exchange is open but the Federal Reserve Bank of New York is closed for business). When market prices are not available, the Funds will use fair value prices as determined by the Board of Directors.

Purchase orders received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the NAV calculated at that day's close.

The Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Growth Fund, Multi-Cap Equity Fund, International Equity Fund, Intermediate Investment Grade Fund, High Yield Fund and Enhanced Income Fund invest, or may invest, in securities that are traded on foreign exchanges, which may be open when the New York Stock Exchange is closed. The value of your investment in these Funds may change on days when you will be unable to purchase or redeem shares.

Account Policies

OPENING AN ACCOUNT/PURCHASING SHARES


Open an account                                    Add to your investment
-----------------------------------------------------------------------------------------------------------

Mail
-----------------------------------------------------------------------------------------------------------
Send completed new account application and a       Send a check payable directly to the BNY Hamilton Funds,
check payable directly to the BNY Hamilton Funds,  Inc. to:
Inc. to:
                                                   BNY Hamilton Funds, Inc.
BNY Hamilton Funds, Inc.                           P.O. Box 182785
P.O. Box 182785                                    Columbus, OH 43218-2785
Columbus, OH 43218-2785

For all enrollment forms, call 1-800-426-9363

Wire
-----------------------------------------------------------------------------------------------------------
The funds do not charge a fee for wire
transactions, but your bank may.
Mail your completed new account application to
the Ohio address above. Call the transfer agent
at 1-800-426-9363 for an account number.
Instruct your bank to wire funds to a new account  Instruct your bank to wire funds to:
at:
The Bank of New York                               The Bank of New York
New York, NY 10286                                 New York, NY 10286
ABA: 021000018                                     ABA: 021000018
BNY Hamilton Funds                                 BNY Hamilton Funds
DDA 8900275847                                     DDA 8900275847
Attn: [your fund]                                  Attn: [your fund]
Ref: [your name, account number and taxpayer ID]   Ref: [your name, account number and taxpayer ID]

The Advisor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount paid will be a percentage of a Fund's average net assets attributable to customers of those shareholder servicing agents.

Purchases by personal check Checks should be in U.S. dollars and payable to the specific Fund you wish to invest in. The Funds do not accept third-party checks, money orders, credit card convenience checks or travelers checks. In addition, if you redeem shares purchased by check, you will not receive proceeds from such redemption until your purchase check clears, which may take up to ten business days.

Wire transactions The Funds do not charge a fee for wire transfers from your bank to the Funds. However, your bank may charge a service fee for wiring funds.

                                                               Account Policies

MAKING EXCHANGES/REDEEMING SHARES


To exchange shares between mutual funds            To redeem shares
-----------------------------------------------------------------------------------------------------------------

Phone
-----------------------------------------------------------------------------------------------------------------
Call 1-800-426-9363.                               Call 1-800-426-9363.
                                                   The proceeds can be wired to your bank account two business days after your redemption request or a check can be mailed to you at the address of record on the following business day.

Mail
-----------------------------------------------------------------------------------------------------------------
Your instructions should include:                  Your instructions should include:
.. your account number                              .your account number
.. names of the funds and number of shares or       .names of the funds and number of shares or dollar amount
  dollar amount you want to exchange.               you want to redeem.

                                                   A signature guarantee is required whenever:
                                                   .you redeem more than $50,000
                                                   .you want to send the proceeds to a different address
                                                   .you have changed your account address within the last 10
                                                    days

Dealer
-----------------------------------------------------------------------------------------------------------------
Contact your broker-dealer.                        Contact your broker-dealer.


MAKING EXCHANGES/REDEEMING SHARES

As with purchase orders, redemption requests received by the transfer agent or its designee before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's close.

Minimum account balances If your account balance falls below $500 due to redemptions, rather than market movements, the Fund may give you 60 days, to bring the balance back up. If you do not increase your balance, the Fund may close your account and send you the proceeds.

Exchange minimums You may exchange shares of the same class between Funds. From the perspective of tax liability, an exchange is the same as a redemption from one Fund and purchase of another, meaning that you are likely to generate a capital gain or loss when you make an exchange. If you will be investing in a new Fund, you must also exchange enough shares to meet the minimum balance requirement.

Signature guarantees You can get a signature guarantee from many brokers and from some banks, savings institutions and credit unions. A notary public cannot provide a signature guarantee.


Reserved rights The Funds reserve the following rights:


.. To suspend sale of shares to the public

.. To reject any exchange request and to modify or terminate exchange privileges

.. To delay wiring redemption proceeds for up to seven days, if the Advisor believes an earlier payment could adversely affect a Fund

.. To suspend the right of redemption and to postpone for more than seven days the date of payment upon

Account Policies
redemption as follows: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.


Customer Identification Program The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law.



Redemptions In-Kind: The Funds reserve the right to make payment in securities rather than cash. This could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund's operations (for example, more than 1% of the Fund's net assets). If a Fund deems it advisable for the benefit of all shareholders, redemption in-kind will consist of securities equal in market value to your shares. When the shareholder converts these securities to cash, they will pay brokerage charges.



Redemption Fee The International Equity Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another Fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See "Abusive Trading" below. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. For purposes of determining whether the fee applies, the shares that were held the longest will be redeemed first. Although the International Equity Fund has a goal of assessing this fee on applicable redemptions, the fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans or redemptions under a certain dollar amount. The fee may also not apply to redemptions that do not indicate abusive trading strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the International Equity Fund.


DISTRIBUTIONS AND TAX CONSIDERATIONS

The Large Cap Growth Fund and the Equity Income Fund declare and pay dividends monthly. The Large Cap Value Fund and S&P 500 Index Fund declare and pay dividends quarterly. The Small Cap Growth Fund, Multi-Cap Equity Fund, and the International Equity Fund declare and pay dividends annually, provided that there is net investment income at the end of the fiscal year. Capital gain distributions, if any, are made annually.

Each of the fixed income funds pays dividends of net investment income, if any, approximately 10 calendar days before month end. Capital gains distributions, if any, are paid annually. The fixed income funds declare dividends of net investment income daily.

Distributions are automatically paid in the form of additional fund shares. Notify the transfer agent in writing to:

.. choose to receive dividends or distributions (or both) in cash

.. change the way you currently receive distributions


                                                               Account Policies

Your taxable income is the same regardless of which option you choose.

            Type of Distribution        Applicable Federal Tax Rates
            --------------------------------------------------------
            "Qualified dividend income"    Capital gains rates
            from net investment income
            Other dividends from net       Ordinary income rates
            investment income
            Short-term capital gains       Ordinary income rates
            Long-term capital gains        Capital gains rates
            Tax-free dividends             Tax-free

None of the tax-exempt funds in this prospectus intends to invest in securities whose income is subject to the alternative minimum tax. These dividends may, however, be subject to state or local income taxes.

"Qualified dividend income" is income eligible for reduced rates of federal income tax as a result of recent changes to the tax law. The portion of net investment income that will be qualified dividend income may vary from fund to fund and also from year to year. There are also minimum holding periods for fund shares before investors are eligible for the reduced rates.

Distributions from the fixed-income funds are expected to be primarily ordinary income from dividends, while distributions from the equity funds are expected to be primarily capital gains. Distributions from the tax-exempt funds are expected to be primarily tax-exempt interest income. To the extent that a Fund makes distributions that are taxed as capital gains, such capital gains may be short- or long-term depending on how long the Fund held the asset being sold. Not all fixed income fund dividends will be qualified dividend income as defined above.

The Funds issue detailed annual tax information statements for each investor, recording all distributions and redemptions for the preceding year. Any investor who does not provide a valid Social Security or taxpayer identification number to the Funds may be subject to federal backup withholding tax.

Whenever you redeem or exchange shares, you are likely to generate a capital gain or loss, which will be short- or long-term depending on how long you held the shares.

If you invest in a Fund shortly before an expected taxable dividend or capital gain distribution, you may end up getting part of your investment back right away in the form of taxable income, and that dividend may not be eligible for the qualified dividend income rate.

You should consult your tax advisor about your own particular tax situation.

ABUSIVE TRADING


We do not permit market timing or other abusive trading practices in BNY Hamilton Funds.



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject, in our sole discretion, any purchase order (including an exchange from another Fund) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a BNY Hamilton Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.



Certain accounts, however, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated would not be known by the Fund. Therefore, it becomes more difficult for us to identify market timing or other abusive trading activities in these accounts, and we may be unable to eliminate abusive traders in these accounts from the Funds. Further, identification of abusive traders may also be limited by operational systems and technical limitations.



Account Policies

INVESTMENT ADVISOR

The investment advisor of these Funds is The Bank of New York, located at One Wall Street, New York, NY 10286. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets. The Bank of New York began offering investment services in the 1830s and today manages more than $88 billion in investments for institutions and individuals.


Estabrook Capital Management, LLC, located at 1633 Broadway, New York, NY ("Estabrook") 10019, has been a wholly-owned subsidiary of The Bank of New York since 1999. Estabrook Capital Management, LLC, and predecessor companies have been managing individual portfolios for more than 60 years and currently has assets under management exceeding $2 billion.


Gannett Welsh & Kotler, LLC ("GW&K"), located at 222 Berkeley St., Boston, MA 02116, is the sub-advisor for the Multi-Cap Equity Fund. GW&K, a wholly-owned subsidiary of The Bank of New York since May 2002, has advised individual and institutional clients since 1974 and has assets under management in excess of $5.5 billion, as of December 31, 2003.


Seix Investment Advisors Inc. ("Seix"), located at 300 Tice Boulevard, Woodcliff Lake, NJ 07677, is the Sub-Advisor for the High Yield Fund. Seix, which was established in 1992, manages more than $16 billion in assets as of December 31, 2003. On April 13, 2004, SunTrust Banks, Inc. announced that its subsidiary, Trusco Capital Management Inc., had entered an agreement to acquire Seix. An acquisition of Seix would constitute an assignment of Seix's investment subadvisory contract with the High Yield Fund that would result in the automatic termination of that contract. In order for Seix to continue as the Fund's subadvisor following Seix's acquisition, the Fund and Seix would need to enter into a new investment subadvisory contract that was approved by the Board of Directors and the shareholders of the Fund.



Advisor compensation The Advisor is responsible for all business activities and investment decisions for the Funds. In return for these services, each Fund pays the Advisor an annual fee. The following table shows the advisory fee rate paid for the fiscal year 2003.



            Fund                                           Fee
                                                        as a % of
                                                      average daily
                                                       net assets
                                                       (net of fee
                                                        waivers)
            -------------------------------------------------------
            BNY Hamilton Equity Income Fund               0.60
            BNY Hamilton Large Cap Value Fund             0.30
            BNY Hamilton Large Cap Growth Fund            0.60
            BNY Hamilton Multi-Cap Equity Fund            0.45
            BNY Hamilton Small Cap Growth Fund            0.75
            BNY Hamilton International Equity Fund        0.75
            BNY Hamilton Enhanced Income Fund             0.06
            BNY Hamilton Intermediate Government Fund     0.40
            BNY Hamilton Intermediate Investment
             Grade Fund                                   0.50
            BNY Hamilton Intermediate Tax-Exempt Fund     0.50
            BNY Hamilton Intermediate New York
            Tax-Exempt Fund                               0.36
            BNY Hamilton High Yield Fund                  0.25
            BNY Hamilton S&P 500 Index Fund               0.00
            BNY Hamilton U.S. Bond Market Index Fund      0.03


PORTFOLIO MANAGERS

The day-to-day management of the Funds is handled by teams of investment professionals under the leadership of the portfolio managers, who are described below.


BNY Hamilton Equity Income Fund is managed by Irene D. O'Neill, CFA, who is a Vice President of the Advisor and who has managed the Fund since October 2003. She joined the Advisor in 2002 as a portfolio manager. Prior to joining the Advisor, Ms. O'Neill was a Senior Vice President and Portfolio Manager of the Evergreen Equity Income Fund. She



                                                               Account Policies
was employed by Evergreen Investment Management, a subsidiary of Wachovia Corporation, beginning in 1981, where she served as a securities analyst and portfolio manager.


BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and George D. Baker. Mr. McClean is a Portfolio Manager at Estabrook and has been Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Baker has been a Portfolio Manager at Estabrook since 1996 where he is also the Director of Research. Prior to joining Estabrook, Mr. Baker was employed by Merrill Lynch since 1989 where he served as a Managing Director and Senior Energy Industry Specialist.



BNY Hamilton Large Cap Growth Fund is managed by Charles Goodfellow and DeAnne Steele, CFA. Mr. Goodfellow is Senior Portfolio Manager of the Fund and a Managing Director of the Advisor. He has managed the Fund since its inception in 1997 and has been managing common trust funds since he joined the Advisor in 1989. Ms. Steele, who is a Vice President, joined the Advisor in 1999 as a portfolio manager and has managed the Fund since 2000. Prior to joining the Advisor, she was a Portfolio Manager at The Northern Trust Company.



BNY Hamilton Multi-Cap Equity Fund is managed by Edward B. White, CFA, who has been a Principal and First Senior Vice President of GW&K for the last five years. Mr. White joined GW&K as a Principal and Senior Vice President in 1989 to direct the firm's Equity Investment Program.



BNY Hamilton Small Cap Growth Fund is managed by John C. Lui, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He joined the Advisor in 1995 and has been managing assets since 1987. Before joining the Advisor, Mr. Lui managed global equity and bond portfolios for Barclays Global Asset Management.



BNY Hamilton International Equity Fund is managed by Lloyd Buchanan and Robert Windsor. Mr. Buchanan and Mr. Windsor have been Portfolio Managers in the Index Fund Management Division of the Advisor since January 2002. Prior to joining the Advisor, Mr. Buchanan was a Vice President and the Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group, Inc. He joined Axe Houghton in May 1988. Prior to joining the Advisor, Mr. Windsor was a Vice President and Portfolio Manager at Axe Houghton. He joined Axe Houghton in March 1984.



BNY Hamilton Enhanced Income Fund is managed by Thomas G. Bosh, CFA, who is a Vice President of the Advisor and who has managed the Fund since its inception in 2002. Mr. Bosh has managed other short-term, fixed income portfolios since he joined the Advisor in 1992. He has 16 years of investment and pension-related experience. Before joining the Advisor, Mr. Bosh was a financial analyst for The Interpublic Group of Companies.





BNY Hamilton Intermediate Government Fund is managed by William D. Baird, who is a Vice President of the Advisor, specializing in government, mortgage-backed and asset-backed security analysis. He has managed the Fund since 1997. He joined the Advisor in 1993 and has been managing assets since 1981.



BNY Hamilton Intermediate Investment Grade Fund is managed by Patrick K. Byrne, who is a Vice President of the Advisor and who has managed the Fund since 2002. He joined the Advisor in 1996 as a Vice President and specializes in mortgage-backed security analysis.



BNY Hamilton Intermediate Tax-Exempt Fund is managed by Jeffrey B. Noss, who is a Vice President of the Advisor and who has managed the Fund since its inception in 1997. He has managed other tax-exempt portfolios for the Advisor's tax-exempt bond management division since 1987.



Account Policies

BNY Hamilton Intermediate New York Tax-Exempt Fund is managed by Colleen M. Frey, who is a Vice President of the Advisor and group head of the tax-exempt bond management division. She has managed the Fund since its inception in 1992 and joined the Advisor in 1967.



BNY Hamilton High Yield Fund is managed by Michael McEachern, CFA, who has been a Senior Portfolio Manager in charge of the high yield group of Seix from 1997 through the present. Prior to joining Seix, Mr. McEachern was a Vice President of American General Corporation from 1994 to 1997, where he was responsible for all corporate (high yield and high grade) and mortgage-backed trading and management for $28 million in fixed income assets. From 1989 to 1994, Mr. McEachern was employed at Capital Holding Corporation, where he established the high yield bond division.



BNY Hamilton S&P 500 Index Fund is managed by Kurt Zyla and Todd Rose. Mr. Zyla is a Portfolio Manager and Managing Director of the Advisor. He has managed the Passive Investment Management Group of the Advisor since 1996. He joined the Advisor in 1989. Prior to his current position, he was employed by the Advisor in a number of capacities. Mr. Rose is a Portfolio Manager in the Index Fund Management Division of the Advisor since 2000. Prior to joining the Index Fund Management Division, Mr. Rose worked in the Mutual Funds Accounting Division in various functions. Before joining the Advisor in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.



BNY Hamilton U.S. Bond Market Index Fund is managed by Mr. Baird.




                                                               Account Policies

SEIX HIGH YIELD FUND PERFORMANCE

Seix Investment Advisors Inc. ("Seix"), the investment sub-advisor for the BNY Hamilton High Yield Fund (the "Fund"), serves as the investment advisor for the Seix High Yield Fund (the "Seix Fund"), a series of Seix Funds, Inc., which is an open-end registered investment company. The Seix Fund and the Fund have substantially similar investment objectives, policies and strategies, and both funds have the same portfolio management personnel.

The following shows the performance of the Class I shares of the Seix Fund (which is the only class of shares of the Seix Fund with operations for more than one full fiscal year).


The total return presented in the following table would have been lower had certain expenses not been waived or reimbursed. The performance of the Fund would have been lower than that of the Seix Fund because Institutional Class shares of the Fund have a higher expense ratio than that of Class I shares of the Seix Fund.


The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return you might achieve by investing in the Fund. Past performance (before and after taxes) is not an indication of future performance.

                  For the Calendar Years Ended December 31
                  -------------------------------------------
                                                      [CHART]

                   2001   2002     2003
                  ------  -----   ------
                  11.33   6.34    15.56

              Average Annual Total Returns* (for the periods
              ended December 31, 2003)
              ----------------------------------------------------

                                                           Since
                                                  1 Year Inception
              ----------------------------------------------------
              Seix High Yield Fund** -- Class I
               Shares
              Return Before Taxes                 15.56%   10.98%
              Return After Taxes on Distributions 13.01%    8.30%
              Return After Taxes on Distributions
               and Sale of Fund Shares            10.02%    7.72%

* After tax returns shown in the table are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown.
**Date of Inception: 12/29/00. On August 22, 2001, the Board of Directors changed the name of the registered investment company from SAMCO Funds, Inc. to Seix Funds, Inc., the name of the SAMCO High Yield Fund to the Seix High Yield Fund and the name of the Class A shares and the Class B shares to the Class I shares and the Class P shares, respectively.


Account Policies

[LOGO]

                             PAGE DEFINITION PAGE
                Insert your description of this page type here.


For More Information

ANNUAL AND SEMI-ANNUAL REPORTS
These include commentary from the Fund managers on the market conditions and investment strategies that significantly affected the Fund's performance, detailed performance data, a complete inventory of the Funds' securities and a report from the Funds' auditor.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed disclosure on features and policies of the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).

YOU CAN OBTAIN THESE DOCUMENTS FREE OF CHARGE, MAKE INQUIRIES OR REQUEST OTHER INFORMATION ABOUT THE FUNDS BY CONTACTING YOUR DEALER OR:

BNY Hamilton Funds
PO Box 182785
Columbus, OH 43218-2785
1-800-426-9363
INFORMATION IS ALSO AVAILABLE FROM THE SEC:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
www.sec.gov

FOR INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM WHERE DOCUMENTS MAY BE VIEWED AND COPIED, CALL:

1-202-942-8090

Note: The SEC requires a duplicating fee for paper copies.

SEC File Number: 811-6654
[LOGO]

                          90 Park Avenue, 10th Floor
                              New York, NY 10016


                                                                04/04  BNY-0090

                            BNY HAMILTON FUNDS, INC.
                       Statement of Additional Information


                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                   BNY Hamilton New York Tax-Exempt Money Fund
                         BNY Hamilton Equity Income Fund
                        BNY Hamilton Large Cap Value Fund
                       BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Small Cap Growth Fund
                       BNY Hamilton Multi-Cap Equity Fund
                     BNY Hamilton International Equity Fund
                        BNY Hamilton Enhanced Income Fund
                    BNY Hamilton Intermediate Government Fund
                 BNY Hamilton Intermediate Investment Grade Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                          BNY Hamilton High Yield Fund
                         BNY Hamilton S&P 500 Index Fund
                    BNY Hamilton U.S. Bond Market Index Fund
                     BNY Hamilton Large Cap Growth CRT Fund
                     BNY Hamilton Small Cap Growth CRT Fund
                   BNY Hamilton International Equity CRT Fund


                                 April 27, 2004


          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS,
           BUT CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS LISTED
           ABOVE WHICH SHOULD BE READ IN CONJUNCTION WITH THE RELEVANT
        PROSPECTUS, EACH DATED APRIL 27, 2004, AS SUPPLEMENTED FROM TIME
          TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM BNY HAMILTON
          DISTRIBUTORS, INC., 90 PARK AVENUE, NEW YORK, NEW YORK 10016
        ATTENTION: BNY HAMILTON FUNDS, INC., 1-800-426-9363. EACH FUND'S
         ANNUAL REPORT IS INCORPORATED BY REFERENCE INTO THIS STATEMENT
                           OF ADDITIONAL INFORMATION.

                                Table of Contents
                                                                            Page

General........................................................................1
Investment Objectives and Policies.............................................1
Investment Restrictions.......................................................36
Directors and Officers........................................................43
Investment Advisor............................................................49
Administrator.................................................................61
Distributor...................................................................62
Fund, Shareholder and Other Services..........................................65
Code of Ethics................................................................65
Proxy Voting Policies.........................................................66
Purchase of Shares............................................................67
Waiving Class A Sales Charge..................................................70
Redemption of Shares..........................................................72
Exchange of Shares............................................................74
Dividends and Distributions...................................................74
Net Asset Value...............................................................75
Performance Data..............................................................78
Portfolio Transactions and Brokerage Commissions..............................85
Description of Shares.........................................................89
Taxes.........................................................................98
Special Considerations Relating to Investments in New York
Municipal Obligations........................................................104
Specimen price Mark-Up.......................................................104
Financial Statements.........................................................107
Appendix A - Description of Security Ratings.................................A-1
Appendix B - Information Concerning the State of New York....................B-1

                                     GENERAL

     BNY Hamilton Funds, Inc. ("BNY Hamilton") is an open-end investment company, currently consisting of twenty series: BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton Multi-Cap Equity Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton High Yield Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund. Each of the BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund and BNY Hamilton International Equity CRT Fund is referred to as a "CRT Fund," each of the BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund and BNY Hamilton New York Tax-Exempt Money Fund is referred to as a "Money Market Fund" and each of the other series of BNY Hamilton is referred to as a "Fund". Each Fund, Money Market Fund and CRT Fund are collectively referred to as the "Funds". The Bank of New York (the "Advisor") serves as investment advisor to each of the Funds. Estabrook Capital Management, LLC, a wholly owned subsidiary of The Bank of New York serves as the subadviser to the BNY Hamilton Large Cap Value Fund. Gannet Welsh & Kotler LLC, a wholly owned subsidiary of The Bank of New York, serves as the subadviser to the BNY Hamilton Multi-Cap Equity Fund. Seix Investment Advisors Inc. serves as the subadviser to the BNY Hamilton High Yield Fund. This Statement of Additional Information provides additional information with respect to all the Funds, and should be read in conjunction with the current Prospectus relating to each such Fund. For purposes of this Statement of Additional Information, "Assets" means net assets plus the amount of borrowings for investment purposes.

                       INVESTMENT OBJECTIVES AND POLICIES

BNY Hamilton Money Fund (the "Money Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing in high quality money market instruments. The Money Fund will attempt to accomplish this objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in United States dollar-denominated securities described in each Prospectus for each class of shares of the Money Fund and in this Statement of Additional Information that meet certain rating criteria, present minimal credit risks and have remaining maturities of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton Treasury Money Fund (the "Treasury Money Fund") is designed to be an economical and convenient means of investing in securities issued or guaranteed by the United States Government and in securities fully collateralized by issues of the United States

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Government. The Treasury Money Fund's investment objective is to earn as high a level of current income as is consistent with preservation of capital and maintenance of liquidity by investing solely in short-term obligations of the United States Treasury and repurchase agreements fully collateralized by obligations of the United States Treasury. The Treasury Money Fund will only invest in money market securities issued or guaranteed by the United States Government, including but not limited to securities subject to repurchase agreements secured by United States Government obligations. Securities issued or guaranteed by the United States Government include United States Treasury securities, which differ in their interest rates, maturities, and times of issuance. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Treasury Money Fund will maintain a dollar-weighted average maturity of 90 days or less and will only purchase securities having remaining maturity of 397 days or less. See "Quality and Diversification Requirements".

BNY Hamilton New York Tax-Exempt Money Fund (the "New York Tax-Exempt Money Fund") is designed to be an economical and convenient means of making substantial tax-free investments in money market instruments. The investment objective of the New York Tax-Exempt Money Fund is to provide shareholders with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The New York Tax-Exempt Money Fund seeks to achieve its investment objective by investing its assets primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal income taxes (including the Federal alternative minimum tax), including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. The New York Tax-Exempt Money Fund invests in certain municipal obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other United States territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from Federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). The New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York Municipal Obligations that are exempt from Federal, New York State and New York City personal income tax (however, market conditions may from time to time limit the availability of the obligations). These obligations are also exempt from the Federal alternative minimum tax.

BNY Hamilton Equity Income Fund (the "Equity Income Fund") is designed for conservative investors who are interested in participating in the equity markets while receiving current income greater than the yield of the Standard & Poor's 500 Index. The Equity Income Fund's investment objective is to provide long-term capital appreciation with a yield greater than the yield of the Standard & Poor's 500 Index. The Equity Income Fund will invest primarily in common stock and convertible securities of domestic and foreign corporations. In connection with its investment objectives, the Equity Income Fund seeks to achieve capital appreciation in excess of the market average represented by the Standard & Poor's 500 Index. During periods of rapid market capital appreciation, the effect of the Equity Income Fund's dual investment objectives will likely be that the net asset value of the Equity Income Fund will not rise as

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rapidly as the market generally. Conversely, during periods of rapid market depreciation, the Equity Income Fund's net asset value would not be expected to decline as rapidly as the market. Under normal circumstances, the Equity Income Fund will invest at least 80% of its Assets in equity securities that provide income. (The Equity Income Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts.

BNY Hamilton Large Cap Value Fund (the "Large Cap Value Fund") is designed for conservative investors who are interested in participating in the equity markets. The Large Cap Value Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its Assets in equity securities of large-capitalization companies (i.e., companies whose market capitalization is $5 billion or more) and will maintain a weighted market capitalization of at least $5 billion. (The Large Cap Value Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, and depository receipts. The Large Cap Value Fund may also invest up to 20% of its overall portfolio in companies with a market capitalization of less than $5 billion.

BNY Hamilton Large Cap Growth Fund (the "Large Cap Growth Fund") is designed as an economical and convenient means of investing primarily in the stocks of domestic and foreign companies. The Large Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies; current income is a secondary consideration. During times of adverse market and/or economic conditions the Large Cap Growth Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth Fund, a focus will be given to securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth Fund currently considers large cap corporations to be those with market capitalization of $5 billion or greater. Under normal circumstances the Large Cap Growth Fund will invest at least 80% of its Assets in large-capitalization stocks. (The Large Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Multi-Cap Equity Fund (the "Multi-Cap Equity Fund") is designed as an economical and convenient means of investing primarily in the stocks of companies of different sizes. The Multi-Cap Equity Fund's investment objective is to provide long-term capital appreciation; current income is a secondary consideration. Under normal circumstances, the Multi-Cap Equity Fund will invest at least 80% of its Assets in equity securities (The Multi-Cap Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The portfolio manager uses a bottom-up stock selection approach, focusing on specific companies rather than the overall market level, industry sectors or particular economic trends. The Multi-Cap Equity Fund may invest in small, medium or large capitalization companies. The portfolio manager intends to assemble a portfolio of securities

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diversified as to company and industry and expects that each economic section within the S&P 500 Index will be represented in the Multi-Cap Equity Fund's portfolio.

BNY Hamilton Small Cap Growth Fund (the "Small Cap Growth Fund") is designed for investors who are interested in obtaining capital growth by investing in stocks of smaller corporations. The Small Cap Growth Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign corporations. In selecting securities for the Small Cap Growth Fund, a focus will be given to securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton International Equity Fund (the "International Equity Fund") is designed for more aggressive investors who wish to participate in foreign markets. The International Equity Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and global Depositary Receipts. See "Equity Investments - Foreign Investments". As a result of a mathematical screening process, the International Equity Fund will hold DRs representing 150-250 foreign issuers. The International Equity Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Enhanced Income Fund (the "Enhanced Income Fund") is designed for conservative bond investors looking for a relatively stable, investment grade investment. Although not a money market fund, the Enhanced Income Fund's investment objective is to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Enhanced Income Fund invests at least 80% of its Assets in investment grade (securities rated Baa/BBB and above), fixed-income securities. (The Enhanced Income Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal market conditions, the Enhanced Income Fund seeks to minimize its share price fluctuation by maintaining a portfolio with an

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average duration (measures price sensitivity to changes in interest rates) that is expected to be between three and thirteen months (an "ultra short" duration).

BNY Hamilton Intermediate Government Fund (the "Intermediate Government Fund") is designed for conservative bond investors looking for a relatively stable, high quality investment. See "Quality and Diversification Requirements". The Intermediate Government Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and minimal credit risk. The Intermediate Government Fund will invest in obligations issued or guaranteed by the United States Government and backed by the full faith and credit of the United States. The Intermediate Government Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, where the Intermediate Government Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. Under normal circumstances, the Intermediate Government Fund will invest at least 80% of its Assets in debt obligations issued or guaranteed by the United States government or its agencies. (The Intermediate Government Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal market conditions, the Intermediate Government Fund maintains a dollar-weighted average maturity between three years and ten years. The Intermediate Government Fund may purchase or sell financial futures contracts and options in an effort to reduce the volatility of its portfolio, moderate market risk and minimize fluctuations in net asset value. For a discussion of these investments, see "Derivative Instruments".

BNY Hamilton Intermediate Investment Grade Fund (the "Intermediate Investment Grade Fund") is designed for bond investors who wish to invest in debt obligations of both domestic and foreign corporations and governments. The Intermediate Investment Grade Fund's investment objective is to provide as high a level of current income as is consistent with preservation of capital, moderate stability in net asset value and maintenance of liquidity. In an effort to attain its investment objective, the Intermediate Investment Grade Fund will invest primarily in debt obligations of domestic corporations, foreign corporations and foreign governments, as well as obligations issued or guaranteed by the United States Government and its agencies and instrumentalities. The Intermediate Investment Grade Fund will invest at least 80% of its Assets in investment grade debt obligations as well as unrated securities considered by the Advisor to be of comparable quality. (The Intermediate Investment Grade Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) Under normal circumstances, the dollar-weighted average maturity of the Intermediate Investment Grade Fund will range between three and ten years. As a temporary defensive measure, the Intermediate Investment Grade Fund may invest more than 20% of its assets in cash or cash equivalents. For purposes of mortgage- and asset-backed securities, the weighted-average life will be used to determine the security's maturity, including for purposes of determining the Intermediate Investment Grade Fund's weighted-average maturity. A security's weighted-average life is the average amount of time that will elapse from the date of the security's issuance until each dollar of principal is repaid to the investor. The weighted-average life of a mortgage-backed or asset-backed security is only an estimate. The average amount of time that each dollar of principal is actually outstanding is influenced by, among other factors,

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the rate at which principal, both scheduled and unscheduled, is paid on the loans underlying the security, and the level of interest rates.

BNY Hamilton Intermediate Tax-Exempt Fund (the "Intermediate Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal income tax or the Federal alternative minimum tax. A portion of the income recognized by the Intermediate Tax-Exempt Fund may be exempt from state or local income tax as well; consult with your tax advisor for details. The Intermediate Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal income taxes while maintaining relative stability of principal. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy may not invest less than 80%, of the Intermediate Tax-Exempt Fund's Assets in debt obligations that are exempt from Federal income tax. These obligations are also exempt from the Federal alternative minimum tax. The securities purchased by the Intermediate Tax-Exempt Fund will be limited to be investment grade, which means that investments cannot be rated lower than BBB by S&P and Baa by Moody's. If the securities are not rated, the Advisor is to determine whether they are equivalent to investment grade securities at the time of purchase. At any time, as deemed appropriate by the Advisor, the Intermediate Tax-Exempt Fund may hold a substantial portion of its net assets in cash. The Intermediate Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value per share through the use of financial futures and options. See "Derivative Instruments".

BNY Hamilton Intermediate New York Tax-Exempt Fund (the "Intermediate New York Tax-Exempt Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from Federal, New York State and New York City income tax or the Federal alternative minimum tax. The Intermediate New York Tax-Exempt Fund's investment objective is to provide income that is exempt from Federal, New York State and New York City income taxes while maintaining relative stability of principal. The Intermediate New York Tax-Exempt Fund will invest primarily in bonds issued by the State of New York and its political subdivisions and by Puerto Rico and its political subdivisions. During normal market conditions, the Advisor will attempt to invest 100%, and as a fundamental policy will invest at least 80%, of the Intermediate New York Tax-Exempt Fund's Assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. These bonds and notes are also exempt from the Federal alternative minimum tax. There may be occasions, due to market conditions or supply limitations, when such securities are not available. In these situations, the Advisor may invest in other fixed income securities that may be subject to Federal, New York State or New York City income taxes. Such investments would be considered temporary. Under normal circumstances, the Intermediate New York Tax-Exempt Fund maintains a dollar-weighted average maturity of between three and ten years. The Advisor may invest a portion of the Intermediate New York Tax-Exempt Fund's assets in short-term investments to provide liquidity. Investments in short-term investments may be increased for defensive purposes if, in the opinion of the Advisor, market conditions so warrant. The Intermediate New York Tax-Exempt Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short-term tax-exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements". The Intermediate New York Tax-Exempt Fund may seek to moderate market risk and minimize fluctuations in its net asset value

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per share through the use of financial futures contracts and options. See "Derivative Instruments".

BNY Hamilton High Yield Fund (the "High Yield Fund") The High Yield Fund is designed for bond investors looking for lower rated, higher yielding investments. The High Yield Fund's investment objective is to provide investors with a high level of current income and, secondarily, capital appreciation. The High Yield Fund pursues its objective by investing at least 80% of its Assets in U.S. dollar denominated high yield fixed-income securities. "Assets" means net assets plus the amount of borrowings for investment purposes. (The High Yield Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) High yield bonds (commonly known as "junk bonds") are those securities that are rated below BBB by Standard & Poor's Corporation ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). Due to the complexity of the bond market, the advisors use financial investment techniques that were developed internally to attempt to identify value and adequately control risk for the High Yield Fund. The High Yield Fund's construction is generally determined through a research driven process designed to identify value areas within the high yield market. In deciding which bonds to buy and sell, the portfolio manager will emphasize securities that are within the targeted segment of the high yield market, BB/B. The High Yield Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity. The High Yield Fund may invest up to 20% of its assets in non-high yield securities, such as investment grade bonds, obligations of domestic banks, obligations backed by the full faith and credit of the United States, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and government-sponsored enterprises (GSEs). The High Yield Fund will invest no more than 25% of its assets in foreign securities and will invest in U.S. dollar denominated securities only.

BNY Hamilton S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match the performance of the Standard & Poor's 500 Composite Index (the "S&P 500"). The S&P 500 is a market-weighted index composed of approximately 500 large cap common stocks chosen by Standard & Poor's based on a number of factors including industry group representation, market value, economic sector and operating/financial condition.

BNY Hamilton U.S. Bond Market Index Fund (the "Bond Index Fund") seeks to track the total rate of return of the Lehman Brothers Aggregate Bond Index (the "Lehman Bond Index"). The Lehman Bond Index is a broad-based, unmanaged index that covers the United States investment-grade, fixed-rate bond market and is comprised of investment-grade government, corporate, mortgage- and asset-backed bonds that are denominated in United States dollars, all with maturities longer than one year. Investment-grade securities are rated in the four highest rating categories by a nationally recognized rating agency. Bonds are represented in the Lehman Bond Index in proportion to their market value. The Bond Index Fund will be substantially invested in bonds that comprise the Lehman Bond Index and will invest at least 80% of its Assets in bonds or other financial instruments comprising the index in a manner which mirrors the weightings of the index. (The Bond Index Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

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BNY Hamilton Large Cap Growth CRT Fund (the "Large Cap Growth CRT Fund") is designed for CRTs as an economical and convenient means of investing primarily in equity securities. The Large Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in common stocks and securities convertible into common stocks ("equity securities") of domestic and foreign companies; current income is a secondary consideration. During times of adverse market and/or economic conditions, the Large Cap Growth CRT Fund may invest in securities with a high enough yield to offer possible resistance to downward market and/or economic pressure. In selecting securities for the Large Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived to have a relatively high potential for growth of earnings and/or revenues. The Large Cap Growth CRT Fund currently considers large cap corporations to be those with a market capitalization of $3 billion or greater. Under normal circumstances the Large Cap Growth CRT Fund will invest at least 80% of its Assets in equity securities of large-capitalization issuers. (The Large Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton Small Cap Growth CRT Fund (the "Small Cap Growth CRT Fund") is designed for CRTs interested in stocks of smaller corporations. The Small Cap Growth CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of small domestic and foreign companies. In selecting securities for the Small Cap Growth CRT Fund, the Advisor will focus on securities of corporations perceived as having potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management, general industry condition or other similar advantageous circumstances. Current income will not be a consideration. The Small Cap Growth CRT Fund currently considers small capitalization companies to be (1) companies with market capitalization values between $100 million to $2 billion at the time of purchase or (2) companies that are in the Russell 2000 Index at the time of purchase, without regard to their market capitalization. Under normal circumstances, the Small Cap Growth CRT Fund will invest at least 80% of the value of its Assets in the equity securities of such companies. (The Small Cap Growth CRT Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

BNY Hamilton International Equity CRT Fund (the "International Equity CRT Fund") is designed for more aggressive CRTs who wish to participate in foreign markets. The International Equity CRT Fund's investment objective is to provide long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. The International Equity CRT Fund pursues its objective by investing primarily in Depositary Receipts ("DRs") representing securities of non-U.S. issuers. DRs are U.S. securities that represent securities of a non-U.S. issuer that are deposited in a custody account of the U.S. bank that administers the non-U.S. issuer's DR program. DRs include American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. See "Equity Investments - Foreign investments". As a result of a mathematical screening process, the International Equity CRT Fund will hold DRs representing 150-250 foreign issuers. The International Equity CRT Fund's country allocation is expected to be within 5% of that of the MSCI EAFE Index. Under normal circumstances, the International Equity CRT Fund will invest at least 80% of its Assets in equity securities, including DRs representing securities of non-U.S. issuers. (The International Equity CRT Fund

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will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.)

Throughout this Statement of Additional Information, the Money Fund, the Treasury Money Fund and the New York Tax-Exempt Money Fund are collectively referred to as the "Money Market Funds"; the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Multi-Cap Equity Fund, the International Equity Fund, the S&P 500 Index Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund are collectively referred to as the "Equity Funds"; the Intermediate Government Fund, the Intermediate Investment Grade Fund, the Enhanced Income Fund, the High Yield Fund and the Bond Index Fund are collectively referred to as the "Taxable Fixed Income Funds"; and the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund are collectively referred to as the "Tax-Exempt Fixed Income Funds". The S&P 500 Index Fund and the Bond Index Fund are also sometimes referred to as the "Index Funds."

The following discussion supplements the information regarding investment objectives and policies of the respective Funds as set forth above and in their respective Prospectuses.

Government and Money Market Instruments

As discussed in the Prospectuses, each Fund may invest in cash equivalents to the extent consistent with its investment objectives and policies. A description of the various types of cash equivalents that may be purchased by the Funds appears below. See "Quality and Diversification Requirements".

United States Government Obligations. Each of the Funds, subject to its applicable investment policies, may invest in obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities and government-sponsored enterprises. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund (except for the Treasury Money Fund) may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

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Foreign Government Obligations. Except for the Treasury Money Fund, each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or, in the case of the Equity Funds and Intermediate Investment Grade Fund, in another currency. See "Foreign Investments".

Bank Obligations. Except for the Treasury Money Fund, each of the Funds, unless otherwise noted in its relevant Prospectus or below, may invest in negotiable certificates of deposit, bank notes, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (known as Euros) and (iii) United States branches of foreign banks of equivalent size (known as Yankees). The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax-Exempt Fixed Income Funds and the Treasury Money Fund, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).

Commercial Paper. Except for the Treasury Money Fund, each of the Funds may invest in commercial paper, including Master Notes. Master Notes are obligations that provide for a periodic adjustment in the interest rate paid and permit periodic changes in the amount borrowed. Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as investment advisor to the Funds and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under such Master Notes. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment.

Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Advisor. Since Master Notes typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality that satisfies such Fund's quality restrictions. See "Quality and Diversification Requirements". Although there is no secondary market for Master Notes, such obligations are considered by the Funds to be liquid because they are payable within seven days of demand. The Funds do not have any specific percentage limitation on investments in Master Notes.

Repurchase Agreements. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors of

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BNY Hamilton (the "Directors"). In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price is normally in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the duration of the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The duration of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than one year. The securities that are subject to repurchase agreements, however, may have durations in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur delays or other disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, liquidation of the collateral by the Fund may be delayed or limited. Repurchase agreements with more than seven days to maturity are considered by the Funds to be illiquid securities and are subject to certain fundamental investment restrictions. See "Investment Restrictions".

STRIPS. STRIPS are United States Treasury bills, notes, and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such United States Treasury securities, and receipts or certificates representing interests in such stripped United States Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for Federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates owned by the Fund which were purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current Federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

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Corporate Bonds and Other Debt Securities

The Taxable Fixed Income Funds invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. More information on these investments appears in the Prospectuses for the Intermediate Government Fund, the Intermediate Investment Grade Fund and the Enhanced Income Fund, and below. See "Quality and Diversification Requirements". For information on short-term investments in these securities, see "Money Market Instruments".

Asset-Backed Securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. Asset-backed securities in general, however, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt, thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. A Fund's net asset value per share for each class will vary with changes in the values of its portfolio securities. To the extent that a Fund invests in mortgage-backed securities, such values will vary with changes in market interest rates generally and the differentials in yields among various kinds of mortgage-backed securities.

Wrap Contracts. The Enhanced Income Fund may cover certain assets of the Fund with wrap contracts in order to reduce the volatility of the Fund's net asset value. A wrap contract is a contract between the Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Fund expects to reduce fluctuations in net asset value per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of the Fund with a value equal to the difference between the book and market values. Similarly, when the

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market value of covered assets is greater than their book value, wrap contracts will become a liability of the Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Fund.

The Enhanced Income Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to the Fund in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

If circumstances arise that require the Enhanced Income Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Enhanced Income Fund will be consistent with its investment objectives and policies as set forth in the Prospectus and this Statement of Additional Information, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if the Fund changes its investment objectives, policies and restrictions as set forth in the Prospectus and this Statement of Additional Information without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, the Fund may not be able successfully to replace contract coverage with another provider.

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Wrap contracts may mature on specified dates and may be terminable upon notice by the Enhanced Income Fund or in the event of a default by either the Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2004, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2007. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of its duration to the remaining term of the conversion period.

Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Enhanced Income Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

Risks Associated with Wrap Contracts. The Enhanced Income Fund expects that it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

If a wrap contract matures or terminates, the Enhanced Income Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar to those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its net asset value accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Fund's net asset value may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Fund may be negatively affected.

The Directors determine in good faith the value of the Enhanced Income Fund's wrap contracts and have established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Directors determine that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations the Fund may experience variability in its net asset value per share.

Wrap contracts do not protect the Enhanced Income Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Fund may experience a decrease in net asset value.

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Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Enhanced Income Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed 15% of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

Tax-Exempt Obligations

The Tax-Exempt Fixed Income Funds, the Money Market Funds and, to a lesser extent, the Taxable Fixed Income Funds, invest in tax-exempt obligations to the extent consistent with their investment objective and policies. More information on the various types of tax-exempt obligations that the Tax-Exempt Funds may purchase appears in the Prospectuses of the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund and below. See "Quality and Diversification Requirements".

Municipal Bonds. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities.

Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

Municipal Notes. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

Municipal notes are short-term obligations with a maturity at the time of issuance normally ranging up to one year. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

Municipal commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction

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financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations are subdivided into two types: Variable Rate Demand Notes and Master Notes.

Variable Rate Demand Notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance plus accrued interest, either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the Variable Rate Demand Note may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The Variable Rate Demand Notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes will provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are usually based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

Master Notes are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, exempt from Federal income tax. For a description of the attributes of Master Notes, see "Money Market Instruments" above. Although there is no secondary market for Master Notes, such obligations are considered by each Fund to be liquid because they are payable immediately upon demand. The Funds have no specific percentage limitations on investments in Master Notes.

Municipal Puts. The Tax-Exempt Fixed Income Funds may purchase, without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. In addition, the Taxable Fixed Income Funds may purchase notes together with the rights described above. Such a right to resell is commonly known as a "put". See "Derivative Instruments".

Puts may be purchased as a feature of the underlying bond or note, or as an independent security. If a Fund purchases puts as independent securities, it may exercise the puts prior to their expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor will consider the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases,

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alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds will value any securities subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Intermediate New York Tax-Exempt Fund invests in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities will be valued at fair value as determined in accordance with procedures established by the Directors. The Directors will, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the Securities and Exchange Commission. Prior to investing in such securities, a Fund, if deemed necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order, which may not be granted, relating to the valuation of such securities.

Since the value of a put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the policy of the Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds is to enter into put transactions only with securities dealers or issuers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is a Fund's general policy to enter into put transactions only with those dealers that are determined to present minimal credit risks. In connection with such determination, the Directors will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated in the highest rating categories as determined by a Nationally Recognized Statistical Rating Organization ("NRSRO"). Currently, there are three NRSROs: Moody's, S&P, and Fitch Investors Services, L.P. If a put writer is not rated by an NRSRO, it must be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Directors have directed the Advisor not to enter into put transactions with any dealer that in the judgment of the Advisor present more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

The BNY Hamilton Funds have been advised by counsel that the Funds should be considered the owner of the securities subject to the puts so that the interest on the securities is tax-exempt income to the Tax-Exempt Fixed Income Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

Equity Investments. The Equity Funds invest in equity securities to the extent consistent with its investment objective and policies. The securities in which the Equity Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-

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counter market. More information on the various types of equity investments which may be purchased by the Equity Funds appears in the Prospectuses for the Equity Funds and below. See "Quality and Diversification Requirements".

Equity Securities. The common stocks in which the Equity Funds may invest includes the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure.

Convertible Securities. The convertible securities in which the Equity Funds may invest include any debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Investments

The Money Fund, the Equity Funds (other than the S&P 500 Index Fund), the Intermediate Investment Grade Fund, the High Yield Fund and the Enhanced Income Fund may invest in certain foreign securities. The Money Fund does not expect to invest more than 65% of its total assets at the time of purchase in securities of foreign issuers. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect to invest more than 20% of their respective total assets at the time of purchase in securities of foreign issuers. Each of the Enhanced Income Fund and the High Yield Fund do not expect to invest more than 25% of its total assets at the time of purchase in securities of foreign issuers. The Multi-Cap Equity Fund does not expect to invest more than 5% of its total assets at the time of purchase in securities of foreign issuers. All investments of the Money Fund, the High Yield Fund and the Enhanced Income Fund must be United States dollar-denominated. The Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Intermediate Investment Grade Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund and the Small Cap Growth CRT Fund do not expect more than 15% (and the Multi-Cap Equity Fund does not expect any) of their respective foreign investments to be in securities that are not either listed on a securities exchange or United States dollar-denominated. In the case of the Money Fund, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European

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Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Generally, ADRs, EDRs and GDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or global, in the case of EDRs and GDRs, securities markets.

Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in United States dollars may be affected by changes in currency rates and in exchange control regulations, including currency blockage. The Equity Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to hedge the underlying currency exposure related to foreign investments, but they will not enter into such commitments for speculative purposes.

To the extent that the Tax-Exempt Fixed Income Funds invest in municipal bonds and notes backed by credit support arrangements with foreign financial institutions, the risks associated with investing in foreign securities may be relevant.

Additional Investments

When-Issued and Delayed Delivery Securities. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Investment Company Securities. The Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may invest in the securities of other investment companies within the limits set by the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the

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Fund's total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Reverse Repurchase Agreements. Except for the Treasury Money Fund, each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. This may also be viewed as the borrowing of money by a Fund. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Fund's and the New York Tax-Exempt Money Fund ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions".

Loans of Portfolio Securities. The Funds may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day's notice (as used herein, "Business Day" shall denote any day on which the New York Stock Exchange and the Custodian are both open for business). Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will not lend their securities to any Director, officer, employee, or affiliate of BNY Hamilton, the Advisor, any subadviser, the Administrator or the Distributor, unless permitted by applicable law.

Privately Placed and Certain Unregistered Securities. All Funds except the Treasury Money Fund, the S&P 500 Fund and the Bond Index Fund may invest in privately placed, restricted, Rule 144A and other unregistered securities.

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Quality and Diversification Requirements

Each of the Funds except the Intermediate New York Tax-Exempt Fund is classified as a "diversified" series of a registered investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) the Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the remaining 25% of each Fund's total assets, there is no such limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer, subject to the limitation of any applicable state securities laws, or, with respect to the Money Market Funds, as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

The Intermediate New York Tax-Exempt Fund is classified as a non-diversified series of a registered investment company so that it is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, the Intermediate New York Tax-Exempt Fund will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and has therefore adopted an investment restriction, which applies to 50% of the value of the assets of the Intermediate New York Tax-Exempt Fund and which may not be changed without shareholder vote, prohibiting the Intermediate New York Tax-Exempt Fund from purchasing securities of any issuer if, as a result, more than 5% of the assets of the Intermediate New York Tax-Exempt Fund would be invested in the securities of a single issuer. See "Investment Restrictions". The Intermediate New York Tax-Exempt Fund also intends to comply with the diversification requirements of the Tax Code, for qualification thereunder as a regulated investment company. See "Taxes". As a nondiversified series of an investment company, the Intermediate New York Tax-Exempt Fund may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Intermediate New York Tax-Exempt Fund were a diversified company.

With respect to the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund, and the Intermediate Tax-Exempt Fund for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantee. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that any of the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the

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Intermediate Tax-Exempt Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the United States Government. Consequently, the New York Tax-Exempt Money Fund, the Intermediate New York Tax-Exempt Fund and the Intermediate Tax-Exempt Fund may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company that invests in voting securities. See "Investment Restrictions".

Money Market Funds. In order to attain its objective of maintaining a stable net asset value of $1.00 per share for each of its respective classes, each of the Money Market Funds will (i) limit its investment in the securities (other than United States Government securities) of any one issuer to no more than 5% of the Money Market Fund's assets, measured at the time of purchase, except for investments held for not more than three Business Days (subject, however, to each Money Market Funds' investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks.

In order to limit the credit risk of the Money Fund's investments, it will not purchase any security (other than a United States Government security) unless it is rated in the highest rating category assigned to short-term debt securities (so-called "first tier" securities) by at least two NRSROs such as Moody's (i.e., P-1 rating) and S&P (i.e., A-1 rating) or, if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Money Fund may continue to hold the investment, subject in certain circumstances to a finding by the Directors that disposing of the investment would not be in the Money Fund's best interest.

In addition, the Directors have adopted procedures that (i) require each Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of 397 days or less, and (ii) require each Money Market Fund, in the event of certain downgradings of or defaults on portfolio holdings, to reassess promptly whether the security presents minimal credit risks and, in certain circumstances, to determine whether continuing to hold the security is in the best interests of each Money Market Fund.

Equity Funds. The Equity Funds, except for the S&P 500 Index Fund, may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Equity Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time an Equity Fund invests in any other short-term debt securities, they must be rated A (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

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Taxable Fixed Income Funds. During normal market conditions, each of the Taxable Fixed Income Funds' (other than the High Yield Fund and the Enhanced Income
Fund) portfolios will have a dollar weighted average maturity of not less than three nor more than ten years. The Enhanced Income Fund will be managed so that the duration of its securities will generally be between three and thirteen months. The High Yield Fund may invest in bonds of any maturity and does not expect to target any specific range of maturity. In addition, if the Intermediate Investment Grade Fund purchases mortgage- or asset-backed securities, the weighted-average life will be used to determine the security's maturity. The Enhanced Income Fund will not purchase a security with a maturity date of greater than five years at the time of purchase. The Intermediate Government Fund's portfolio will, and the Intermediate Investment Grade Fund's portfolio may, include a variety of securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government or by various instrumentalities that have been established or sponsored by the United States Government. Under normal market conditions, the Intermediate Government Fund will invest at least 80% of the value of its total assets in Government securities.

Tax-Exempt Fixed Income Funds. The Intermediate New York Tax-Exempt Fund invests principally in a portfolio of "high quality" and "investment grade" New York municipal bonds. The Intermediate Tax-Exempt Fund invests principally in such municipal bonds from throughout the United States. For purposes of the Intermediate New York Tax-Exempt Fund, on the date of investment (i) New York municipal bonds must be rated within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of S&P, currently AAA, AA, A and BBB, (ii) New York short-term municipal obligations must be rated MIG-2 or higher by Moody's or SP-1 or higher by S&P and (iii) New York tax-exempt commercial paper must be rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated by either Moody's or S&P, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or S&P or (b) having comparable quality in the opinion of the Advisor. Each Fund may invest in other tax-exempt securities that are not rated if, in the opinion of the Advisor, such securities are of comparable quality to securities in the rating categories discussed above. In addition, at the time a Tax-Exempt Fixed Income Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Derivative Instruments

Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. Interest rates have become increasingly volatile in recent years, and with the advent of financial futures contracts, options on financial instruments and indexes

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of debt or stock securities, the Advisor believes it is now possible to reduce the effects of market fluctuations.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and sell (write) both put options and call options on securities, swap agreements and securities indexes. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may also (i) enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"); (ii) enter into swap agreements with respect to interest rates and indexes of securities; and (iii) invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also use those instruments, provided that the Directors determine that their use is consistent with the relevant Fund's investment objective. The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds may also enter into the above-described transactions with respect to municipal debt securities and on indexes of municipal debt securities. The purpose of any of these transactions is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates, and to close out or offset existing positions in such futures contracts or options. The Funds will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk, although the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy.

Limitations. The Taxable Fixed Income Funds (other than the Enhanced Income Fund and the High Yield Fund) and Tax-Exempt Fixed Income Funds may not enter into futures contracts or related options if, immediately thereafter, the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of their respective total assets. In addition, the Taxable Fixed Income Funds (other than the Enhanced Income Fund and the High Yield Fund) and the Tax-Exempt Fixed Income Funds may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of their respective total assets. An Equity Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of an Equity Fund's net assets. An Equity Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on an Equity Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of an Equity Fund's total assets. When an Equity Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Equity Fund's Custodian. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Enhanced Income Fund and the High Yield Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such

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positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Enhanced Income Fund's or the High Yield Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Special Considerations Relating to Derivative Instruments. The Funds may take positions in financial futures contracts or options traded on registered securities exchanges and contract markets solely as a hedge, although the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund may use these transactions as part of their overall investment strategy. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. The use of these instruments involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in a Fund's portfolio, the Advisor will attempt to create a very closely correlated hedge. In particular, hedging activities of the Tax-Exempt Fixed Income Funds based upon non-municipal debt securities or indexes may not correlate as closely to a Tax-Exempt Fixed Income Fund's portfolio as hedging activities based upon municipal debt securities or indexes. Nevertheless, hedging activities may be useful to the Tax-Exempt Fixed Income Funds, especially where closely correlated hedging activities based upon municipal securities or indexes are not available. See "Risks Associated with Futures and Futures Options" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

While the Funds will not ordinarily incur brokerage commissions on the portfolio securities that they purchase, each Fund will pay brokerage commissions on its financial futures and options transactions. The Funds will also incur premium costs for purchasing put and call options. Brokerage commissions and premium costs may tend to reduce the yield of the Funds.

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Each Fund's ability to engage in hedging activities and certain portfolio transactions may be further limited by various investment restrictions of a specific Fund and certain income tax considerations. For example, the amount of assets that a specific Fund is permitted to invest in option and futures contracts is limited as described above; furthermore, the limitations on the percentage of gross income that a specific Fund may realize from transactions in these securities may restrict its ability to effect transactions in these securities. See "Taxes".

The value of some derivative instruments may be particularly sensitive to changes in prevailing interest rates, and, to the extent such instruments are used for non-hedging purposes in respect of the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, like the other investments of the such Funds, the ability of such Funds to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, as the case may be, could be exposed to the risk of loss.

Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Options and Indexes. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. In connection with their hedging activities, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options or write (sell) call options on financial futures and debt securities.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in each Fund's portfolio. Each Taxable Fixed Income Fund or Tax-Exempt Fixed Income Fund may, in addition, write call options only to the extent necessary to neutralize a Fund's position in portfolio securities, i.e., balance changes in the market value of the portfolio securities and the changes in the market value of the call options. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds may also purchase call options and sell put options to close out open positions.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may utilize futures contracts on bond indexes (municipal bond indexes in the case of the Tax-Exempt Fixed Income Funds), or related put and call options on such index contracts, so long as there is an active

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trading market for the contracts. These contracts would be utilized as a hedge against changes in the market value of securities in a Fund's portfolio. Each Fund's strategy in employing such contracts would be similar to the strategies discussed below regarding transactions in futures and options contracts generally.

A bond index or municipal bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those securities included. For example, the municipal bond index traded on the Chicago Board of Trade is The Bond Buyer Index, which includes forty tax-exempt long-term revenue and general obligation bonds.

The Equity Funds. Each Equity Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the relevant Equity Fund is obligated as a writer. The Equity Funds do not presently intend to purchase put options and write call options on stocks that are not traded on national securities exchanges or listed on the Nasdaq National Market(R) ("NASDAQ").

Each of the Equity Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio securities through the use of stock index futures, options on stock index futures traded on a national securities exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges.

The Equity Funds (other than the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund) will not engage in transactions in stock index futures contracts or related options for speculation. The Equity Funds (other than the International Equity Fund, the International Equity CRT Fund and the S & P 500 Index Fund) will use these instruments only as a hedge against changes resulting from market conditions in the values of securities held in such Equity Fund's portfolio or which it intends to purchase and where the transaction is economically appropriate to the reduction of risks inherent in the ongoing management of such an Equity Fund.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The premium that a Fund receives from writing a call option (or pays for buying a call option) will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

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Options written by the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market values of the underlying securities at the time the options are written. The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in buy-and-write transactions in which a Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as a buy-and-write. A buy-and-write transaction using an in-the-money call option may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, a Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain at or advance moderately during the option period. In such a transaction, a Fund's gain will be equal to the premium received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the Funds may or may not realize a loss, depending on the extent to which such decline is offset by the premium received.

The Equity Funds and the Enhanced Income Fund and the High Yield Fund will only write call options and put options if they are "covered". In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, with cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in such amount as segregated by a Fund's custodian) upon conversion or exchange of other securities held by a Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors. A put option on a security or an index is "covered" if a Fund segregates assets determined to be liquid by the Advisor in accordance with procedures established by the Directors equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Directors.

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If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Options on indexes are similar to options on debt instruments or equity securities, except that rather than the right to take or make delivery of a debt instrument or security at a specified price, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Unlike options on debt instruments or equity securities, gain or loss depends on the price movements in the securities included in the index rather than price movements in individual debt instruments or equity securities.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect

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correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may invest in interest rate futures contracts and options thereon ("futures options").

An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public

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market exists in futures contracts covering a number of indexes as well as financial instruments, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and write call and put futures options, as specified in the relevant prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which BNY Hamilton and the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each such Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of each such Fund's securities or the price of the securities which such Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by any of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds or the Equity Funds, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the

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broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds are also required to deposit and maintain margin with respect to put and call options on futures contracts written by them. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Additional Limitations on Use of Futures and Futures Options. When purchasing a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

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When selling a call option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the relevant prospectus.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxes."

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how

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to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Swap Agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may enter into interest rate, index and credit swap agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may write (sell) and purchase put and call swap options.

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Most swap agreements entered into by the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund's repurchase agreement guidelines). Certain restrictions imposed on a Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. In the case of the Enhanced Income Fund, the High Yield Fund, the International Equity Fund, the International Equity CRT Fund or the S & P 500 Index Fund, which may use swap options as part of their investment strategy, use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission

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merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into and determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system,
(3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds invest in these securities, however, the Advisor analyzes these securities in its overall assessment of the effective duration of a Fund's portfolio in an effort to monitor the Fund's interest rate risk.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

In addition to its investment objectives, each Fund is subject to certain investment restrictions that are deemed fundamental policies, i.e., policies that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined under "Additional Information" below. See "Organization" and "Additional Information". The investment restrictions of each Fund follow.

The Money Market Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of a Fund's net assets would be in investments that are illiquid (except that the Money Fund and the New York Tax-Exempt Money Fund may enter into securities as described in "Privately Placed and Certain Unregistered Securities");

2. Enter into reverse repurchase agreements (although the Money Fund and the New York Tax-Exempt Money Fund may enter into reverse repurchase agreements, provided such

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     agreements do not exceed in the aggregate one-third of the market value of the Money Fund's or the New York Tax-Exempt Money Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements);

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with permitted reverse repurchase agreements, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed one-third of the value of the Fund's total assets at the time of such borrowing. No Money Market Fund will purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and, in the case of the Money Fund and the New York Tax-Exempt Money Fund, will not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation does not apply to issues of the United States Government, its agencies or instrumentalities or to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the relevant Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other instruments issued by banks and bank holding companies. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, negotiable certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; or commodity contracts or interests in oil, gas, or mineral exploration, development or lease programs. However, the Money Fund and the New York Tax-Exempt Money Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interest therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

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9. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

10.  Act as an underwriter of securities; or

11. Issue senior securities as defined in the 1940 Act, except insofar as a Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

In addition to the restrictions listed above, the Treasury Money Fund may not:

1. Invest in structured notes or other instruments commonly known as derivatives;

2.   Invest in any type of variable, adjustable or floating rate securities;

3. Invest in securities issued by agencies or instrumentalities of the United States Government, such as the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Corp. or the Small Business Administration; or,

4. Invest in zero coupon bonds, except that the Treasury Money Fund may invest in zero coupon bonds issued by the United States Government provided that the bonds mature within 397 days from the date of purchase, and that the Treasury Money Fund may include zero coupon bonds issued by the United States Government as collateral for repurchase agreements.

In addition to the restrictions listed above, as a fundamental policy, the New York Tax-Exempt Money Fund will invest at least 80% of its Assets in New York municipal obligations that are exempt from Federal, New York State, and New York City personal income tax.

The Equity Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of a Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed one-third of the value of the relevant Fund's total assets, taken at cost, at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 12, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts not to exceed one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for

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     investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of a Fund's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in securities of the United States Government, its agencies or instrumentalities;

5. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with a Fund's investment objectives and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities or commodity contracts, except for a Fund's interests in derivative instruments as described under "Investment Objectives and Policies"; or interests in oil, gas or mineral exploration or development programs. However, a Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of a Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of the Fund's total assets would be invested in such deposits;

10. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder;

11.  Act as an underwriter of securities; or

12. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase

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     agreements, shall not exceed one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof.

The Taxable Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of its total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities and to permitted investments of up to 25% of a Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the relevant Fund owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of a Fund's total assets;

5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of a Fund's total assets, except that the Intermediate Government Fund will invest more than 25% of its assets in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies;

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7. Purchase or sell puts, calls, straddles, spreads or any combination thereof; real estate; commodities; commodity contracts, except for a Fund's interest in derivative instruments as described under "Investment Objectives and Policies"; or interest in oil, gas, or mineral exploration or development programs. However, a Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the relevant Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into such securities or maintains in a segregated account liquid short-term securities with a market value at all times equal to or greater than the relevant Fund's purchase obligation or short position; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 10% of a Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

The Tax-Exempt Fixed Income Funds may not:

1. Acquire illiquid securities, including repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the relevant Fund's net assets would be in investments that are illiquid;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to one-third of the value of the relevant Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction 10, or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to one-third of the value of the Fund's net assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed

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     5% of the Fund's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the relevant Fund's total assets would be invested in securities or other obligations of any one such issuer. Each state and political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the United States Government, its agencies or instrumentalities or to permitted investments of up to 50% of the Intermediate New York Tax-Exempt Fund's total assets or to permitted investments of up to 25% of the Intermediate Tax-Exempt Fund's total assets;

4. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the relevant Fund's investment in such industry would exceed 25% of the value its total assets, except that the Intermediate Tax-Exempt Fund may invest more than 25% of its assets in securities issued or guaranteed by the United States Government (or, in the case of the Intermediate New York Tax-Exempt Fund, New York State, New York City and the Commonwealth of Puerto Rico) and their respective authorities, agencies, instrumentalities and political subdivisions;

5. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of the relevant Fund's total assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the relevant Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for a Fund's interest in derivatives instruments as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, a Fund may purchase municipal bonds, notes or commercial paper secured by interest in real estate;

8. Purchase securities on margin, make short sales of securities or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short

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     position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

9. Invest in fixed time deposits with a duration of from two Business Days to seven calendar days if more than 5% of the relevant Fund's total assets would be invested in such deposits;

10. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which a Fund is permitted to incur pursuant to Investment Restriction 2 and except that a Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the relevant Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. A Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

11. Acquire securities of other investment companies, except as permitted by the 1940 Act or the rules thereunder; or

12.  Act as an underwriter of securities.

In addition to the restrictions listed above, as a fundamental policy, the Intermediate New York Tax-Exempt Fund may not invest less than 80% of its total assets in bonds and notes that are exempt from Federal, New York State and New York City income taxes. In addition to the restrictions listed above, as a fundamental policy, the Intermediate Tax-Exempt Fund may not invest less than 80% of its total assets in debt obligations that are exempt from Federal income tax.

Undertaking in Response to State Securities Regulations

In order to satisfy the requirements of certain state securities regulations, the Equity Income Fund has undertaken not to invest more than 5% of its net assets in warrants and to further restrict its investment in warrants so that not more than 2% of net assets will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of the Equity Income Fund.

                             DIRECTORS AND OFFICERS

The directors and executive officers of BNY Hamilton, together with information as to their principal occupations during the past five years are shown below. The "fund complex" consists of one investment company, BNY Hamilton, including 20 series thereunder.

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Independent Directors

----------------------------------------------------------------------------------------------------------------------------
                                            Term of                                      Number of
                                          Office and                                   Portfolios in
                           Position(s)     Length of                                   Fund Complex
                          Held with BNY   Time Served      Principal Occupation(s)      Overseen by     Other Directorships
Name, Address, and Age      Hamilton           #             During Past 5 Years          Director        Held by Director
----------------------------------------------------------------------------------------------------------------------------
Edward L. Gardner         Director and   Since May 12,  Chairman of the Board,         20              Co-Chair, New York
411 Theodore Fremd Ave.   Chairman of    1995           President and Chief Executive                  Public Library
Rye, NY 10580             the Board                     Officer, Industrial Solvents                   Conservator's
Age 69                                                  Corporation, 1981 to                           Council, 2001 to
                                                        Present(Petro-Chemical Sales)                  Present; Member,
                                                                                                       Health Care
                                                                                                       Chaplaincy, 2000 to
                                                                                                       Present; Member,
                                                                                                       Points of Light
                                                                                                       Foundation, 1995 to
                                                                                                       Present; National
                                                                                                       Vice-Chairman, Big
                                                                                                       Brothers/Big Sisters
                                                                                                       of America, 1993 to
                                                                                                       Present; Member, Big
                                                                                                       Brothers/Big Sisters
                                                                                                       of America
                                                                                                       Foundation, 1992 to
                                                                                                       Present; Chairman of
                                                                                                       the Board, Big
                                                                                                       Brothers/ Big Sisters
                                                                                                       of New York City,
                                                                                                       1992 to Present;
                                                                                                       Member, Rockefeller
                                                                                                       University Council,
                                                                                                       1984 to Present
----------------------------------------------------------------------------------------------------------------------------
James E. Quinn            Director       Since          President, Tiffany & Co.,      20              Director, Mutual of
Tiffany & Co.                            November 15,   January 2003 to Present;                       America Capital
600 Madison Avenue                       1996           Member, Board of Directors,                    Management Co.;
New York, NY 10022                                      Tiffany & Co., January 1995                    Trustee, Museum of
Age 52                                                  to Present; Vice Chairman,                     the City of New York.
                                                        Tiffany & Co., 1999 to
                                                        Present; Executive Vice
                                                        President, Tiffany & Co.,
                                                        March 1992 to 1999.
----------------------------------------------------------------------------------------------------------------------------
Karen R. Osar             Director       Since May 13,  Senior Vice President and      20              Director, Allergan,
70 Aviemore Drive                        1998           Chief Financial Officer,                       Inc.; Director, AGL
New Rochelle,                                           MeadWestvaco Corp. (Paper                      Resources, Inc.
NY 10804-4717                                           Packaging), 2002 to 2003;
Age 54                                                  Senior Vice President and
                                                        Chief Financial Officer,
                                                        Westvaco Corp., 1999 to 2002;
                                                        Vice President & Treasurer,
                                                        Tenneco Inc. (Conglomerate
                                                        Manufacturing), 1994 to 1999;
                                                        Managing Director of
                                                        Corporate Finance Group, J.P.
                                                        Morgan & Co., Inc.
----------------------------------------------------------------------------------------------------------------------------
Kim D. Kelly              Director       Since August   Vice President, Chief          20              Chair of Cable
810 7/th/ Avenue                         11, 1999       Operating Officer and Chief                    Advertising Bureau,
New York, NY 10019                                      Financial Officer, Insight                     Director of AgileTV,
Age 46                                                  Communications, 2000 to 2003;                  Insight
----------------------------------------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------------------------------------
                                            Term of                                      Number of
                                          Office and                                   Portfolios in
                           Position(s)     Length of                                   Fund Complex
                          Held with BNY   Time Served      Principal Occupation(s)      Overseen by     Other Directorships
Name, Address, and Age      Hamilton           #             During Past 5 Years          Director        Held by Director
----------------------------------------------------------------------------------------------------------------------------
                                                        Chief Operating Officer and                    Communications, The
                                                        Chief Financial Officer,                       Cable Center, and
                                                        Insight Communications, 1998                   Cable in the
                                                        to 2000; Executive Vice                        Classroom; and
                                                        President and Chief Financial                  Treasurer of Saint
                                                        Officer, Insight                               David's School.
                                                        Communications, 1990 to 1998;
                                                        Chair of the National Cable
                                                        Telecommunications
                                                        Association (NCTA)
                                                        Subcommittee for
                                                        Telecommunications Policy and
                                                        Member of NCTA Subcommittee
                                                        for Accounting.
----------------------------------------------------------------------------------------------------------------------------
John R. Alchin            Director       Since August   Executive Vice President and   20              None
Comcast Corporation                      8, 2001        Treasurer, Comcast
1500 Market Street                                      Corporation, 1990 to Present;
Philadelphia, PA 19102                                  Managing Director of Toronto
Age 55                                                  Dominion Bank prior to 1990.
----------------------------------------------------------------------------------------------------------------------------

Interested Director

----------------------------------------------------------------------------------------------------------------------------
Newton P.S. Merrill*      Director       Since          Retired; Senior Executive      20              Director, National
The Bank of New York                     February 12,   Vice President, Bank of New                    Integrity Life
One Wall St., 10th Floor                 2003           York, 1994 to 2003; Executive                  Insurance, 2000 to
New York, NY 10286                                      Vice President and Group                       Present; Trustee,
Age 64                                                  Executive, Bank of Boston,                     Museum of the City of
                                                        1991-1994; Chairman and                        New York, 1995 to
                                                        Director, Ivy Asset                            Present; Director,
                                                        Management, 2000 to 2003.                      Woods Hole
                                                                                                       Oceanographic
                                                                                                       Institute, 1994 to
                                                                                                       Present; and Trustee,
                                                                                                       Edwin Gould
                                                                                                       Foundation for
                                                                                                       Children, 1970 to
                                                                                                       Present.
----------------------------------------------------------------------------------------------------------------------------

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Officers

----------------------------------------------------------------------------------------------------------------------------
Kevin J. Bannon           Chief          Since May 12,  Executive Vice President and   20              --
The Bank of New York      Executive      2003           Chief Investment Officer of
One Wall St., 10/th/      Officer,                      the Advisor **, 1993 to
Floor                     President                     Present.  Chairman of the
New York, NY 10286                                      Advisor's Investment Policy
Age 51                                                  Committee.
----------------------------------------------------------------------------------------------------------------------------
Michael A. Grunewald      Vice           Since          Manager, Client Services,      20              --
3435 Stelzer Road         President      February 28,   BISYS Fund Services, Inc.**,
Columbus, OH 43219                       2001           1993 to Present
Age 32
----------------------------------------------------------------------------------------------------------------------------
Sheila McKinney           Treasurer and  March 31,      Vice President, Bank of New    20              --
101 Barclay Street        Principal      2004           York, 2003 to Present;
New York, NY 10286        Accounting                    Manager,
Age 42                    Officer                       PricewaterhouseCoopers LLP,
                                                        2002 to 2003; Vice President,
                                                        Deutsche Bank, 1995 to 2002.
----------------------------------------------------------------------------------------------------------------------------
Lisa M. Hurley            Secretary      Since May 12,  Executive Vice President,      20              --
90 Park Avenue, 10/th/                   1999           Legal Services, BISYS Fund
Fl.                                                     Services, Inc.**,
New York, NY 10956                                      1995-Present; Attorney,
Age 47                                                  private practice, 1990 to
                                                        1995.
----------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz            Assistant      Since May 14,  Chief Administrator,           20              --
3435 Stelzer Road         Secretary      1997           Administration Services of
Columbus, OH 43219                                      BISYS Fund Services, Inc.**,
Age 36                                                  June 1995 to Present;
                                                        Supervisor of Mutual Fund
                                                        Legal Department, Alliance
                                                        Capital Management, May 1989
                                                        to June 1995.
----------------------------------------------------------------------------------------------------------------------------

# Each Director shall hold office until his or her successor is elected and qualified. The officers of BNY Hamilton shall serve for one year and until their successors are duly elected and qualified, or at the pleasure of the Directors.

* Mr. Merrill is an "interested" Director by reason ownership of securities of The Bank of New York, the Fund's Advisor.
** This position is held with an affiliated person or principal underwriter of BNY Hamilton.

Responsibilities of the Board of Directors
------------------------------------------

The Board has responsibility for the overall management and operations of BNY Hamilton, including general supervision of the duties performed by the Advisor and other service providers.

Board of Director Committees
----------------------------

The Board of Directors has an Audit Committee, the members of which are Messrs. Alchin, Gardner and Quinn and Mmes. Osar and Kelly. The Audit Committee met two times during the fiscal year ended December 31, 2003. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a

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material effect upon BNY Hamilton's financial operations. The Board of Directors does not have a nominating committee.

Ownership of Shares of BNY Hamilton*

----------------------------------------------------------------------------------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities and/or Shares in All
                                Dollar Range of Equity Securities in             Funds Overseen by Director in
  Name of Director                  Each Series of BNY Hamilton #                Family of Investment Companies
----------------------------------------------------------------------------------------------------------------
Edward L. Gardner       Large Cap Growth Fund - $50,001 - $100,000             Over $100,000
                        Money Fund - Over $100,000
----------------------------------------------------------------------------------------------------------------
James E. Quinn          Large Cap Growth Fund - $10,001 - $50,000              Over $100,000
                        Small Cap Growth Fund - $50,001 - $100,000
                        Equity Income Fund - $1 - $10,000
                        Intermediate Investment Grade Bond Fund - $10,001 -
                        $50,000
                        Money Fund - Over $100,000
----------------------------------------------------------------------------------------------------------------
Karen R. Osar           Large Cap Growth Fund - $1 - $10,000                   Over $100,000
                        Small Cap Growth Fund - $1 - $10,000
                        Money Fund - Over $100,000
----------------------------------------------------------------------------------------------------------------
Kim D. Kelly            None                                                   None
----------------------------------------------------------------------------------------------------------------
John R. Alchin          None                                                   None
----------------------------------------------------------------------------------------------------------------
Newton P.S. Merrill**   Small Cap Growth Fund - $1 - $10,000                   $50,001 - $100,000
                        International Equity Fund - $10,001 - $50,000
                        Money Fund - $10,001 - $50,000

----------------------------------------------------------------------------------------------------------------

     *   As of December 31, 2003

     **  Interested Director

# Indicates each series of BNY Hamilton for which equity securities are held.

Ownership in BNY Hamilton's Advisor, any Subadviser or Distributor
------------------------------------------------------------------

None of the Directors or their immediate family members owns beneficially or of record securities in the Funds' investment advisors or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Funds' investment advisors or principal underwriter.

Compensation of Directors
-------------------------

The following table sets forth certain information regarding the compensation of BNY Hamilton's Directors for the fiscal year ended December 31, 2003. In 2004, BNY Hamilton expects to pay each Director annual compensation of $28,000 and per-meeting fees of $2,500

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(in-person meetings) and $1,000 (telephonic meetings), plus out-of-pocket expenses. During the fiscal year ended December 31, 2003, such compensation and fees amounted to $215,333, plus out-of-pocket expenses. The compensation is allocated to all series of BNY Hamilton. The Directors and executive officers do not receive pension or retirement benefits.

                                        Pension or
                                        Retirement
                                         Benefits    Estimated      Total
                            Aggregate    Accrued      Annual    Compensation
                          Compensation   As Part     Benefits   paid by the
     Name of Person,      paid by the    of Fund       Upon       Funds to
       Position              Funds*      Expenses   Retirement   Directors
------------------------  ------------  ----------  ----------  ------------
Edward L. Gardner         $     40,000  $        0  $        0  $     40,000
   Director and Chairman
   of the Board
James E. Quinn            $     40,000  $        0  $        0  $     40,000
   Director
Karen Osar                $     40,000  $        0  $        0  $     40,000
   Director
Kim Kelly                 $     40,000  $        0  $        0  $     40,000
   Director
John R. Alchin            $     40,000  $        0  $        0  $     40,000
   Director
Newton P.S. Merrill       $     15,333  $        0  $        0  $     15,333
   Director

By virtue of the responsibilities assumed by the Advisor and the Administrator (see "Investment Advisor", "Administrator" and "Distributor") and the services provided by BNY Hamilton, no Fund has any employees; its officers are provided and compensated by BNY Hamilton Distributors, Inc. BNY Hamilton's officers conduct and supervise the business operations of each Fund.

The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for MeadWestvaco Corp., a company of which Ms. Osar was an officer in 2002, in the ordinary course of business. The Bank of New York extends lines of credit to MeadWestvaco Corp., which at December 31, 2002, were less than 10% of all MeadWestvaco Corp.'s lines of credit. At December 31, 2002, there were no amounts outstanding under such lines of credit. Ms. Osar resigned from MeadWestvaco Corp. in 2003.

The Bank of New York extends lines of credit to Comcast Corporation, a company of which Mr. Alchin is an officer, and three of its subsidiaries in the ordinary course of business. As of December 31, 2002, The Bank of New York had extended lines of credit to Comcast Corporation, Comcast Cable Communications, Inc., QVC, Inc. and E! Entertainment, Inc., which represented 3.2%, 4.6%, 4.7% and 9.3%, respectively, of all the lines of credit of each such company. As of that date, the loans outstanding from The Bank of New York to Comcast Corporation, Comcast Cable Communications, Inc., and E! Entertainment, Inc. pursuant to the

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lines of credit represented 2.9%, 8.5% and 9.3%, respectively, of each such company's total loans outstanding. As of December 31, 2002, there were no amounts outstanding under the line of credit extended from The Bank of New York to QVC, Inc.

The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of December 31, 2002, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 21.9% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 2.8% of Tiffany & Co.'s total outstanding debt.

The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for Insight Communications, a company of which Ms. Kelly was an officer in 2002, in the ordinary course of business. The Bank of New York extends lines of credit to Insight Communications, which at December 31, 2002, were less than 7.1% of all Insight Communications' lines of credit. As of that date, the loans outstanding from The Bank of New York to Insight Communications pursuant to the lines of credit represented 4.5% of Insight Communications' total loans outstanding. Ms. Kelly resigned from Insight Communications in 2003.

                               INVESTMENT ADVISOR

The investment advisor to the Funds is The Bank of New York, a bank organized under the laws of the State of New York with its principal offices at One Wall Street, New York, New York 10286. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world.

Under the terms of the Advisory Agreements, the investment advisory services The Bank of New York provides to the Funds are not exclusive. The Bank of New York is free to and does render similar investment advisory services to others. The Bank of New York serves as investment advisor to personal investors and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which The Bank of New York serves as trustee. The accounts managed or advised by The Bank of New York have varying investment objectives and The Bank of New York invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of The Bank of New York who may also be acting in similar capacities for the Funds. See "Portfolio Transactions and Brokerage".

The Large Cap Value Fund is sub-advised by Estabrook Capital Management, LLC ("Estabrook"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays Estabrook 0.30% of the average net assets of the Large Cap Value Fund.

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The Multi-Cap Equity Fund is sub-advised by Gannett Welsh & Kotler, LLC ("GW&K"), a wholly-owned subsidiary of The Bank of New York. The Bank of New York pays GW&K a fee equal to 0.75% of the average daily net assets of the Multi-Cap Equity Fund.

The High Yield Fund is sub-advised by Seix Investment Advisors Inc. ("Seix"). The Bank of New York pays Seix a fee equal to 0.45% on the first $100 million of the average daily net assets of the Fund and 0.35% on the average daily net assets in excess of $100 million.

Since April 1, 1999 or a Fund's inception, if later, the Bank of New York has voluntarily agreed to limit the expenses of the Funds listed in the chart below. The limitation will be accomplished by waiving all or a portion of its advisory, accounting, custodial and certain other service fees and, if necessary, reimbursing expenses. This voluntary limitation of expenses may be modified or terminated at any time.

-----------------------------------------------------------------------
                          Institutional  Investor   Class A    Class C
                              Shares      Shares   Shares/1/  Shares/2/
-----------------------------------------------------------------------
Intermediate Government            0.79%      N/A       1.04%      1.79%
Fund
Intermediate Investment            0.79%      N/A       1.04%      1.79%
Grade Fund
Intermediate New York              0.79%      N/A       1.04%      1.79%
Tax-Exempt Fund
Intermediate Tax-Exempt            0.79%      N/A       1.04%      1.79%
Fund
S&P 500 Index Fund                 0.35%     0.60%       N/A        N/A
Large Cap Value Fund               0.80%      N/A       1.05%      1.80%
U.S. Bond Market Fund              0.35%     0.58%       N/A        N/A
Large Cap Growth CRT
Fund                               0.80%      N/A        N/A        N/A
Small Cap Growth CRT
Fund                               0.96%      N/A        N/A        N/A
International Equity CRT           1.22%      N/A        N/A        N/A
Fund
Enhanced Income Fund               0.25%      N/A       0.50%      1.25%
Multi-Cap Equity Fund              1.00%      N/A       1.25%      2.00%
High Yield Fund                    0.89%      N/A       1.14%      1.89%
-----------------------------------------------------------------------

For the fiscal years ended December 31, 2001, 2002 and 2003, The Bank of New York received advisory fees from the Funds as follows:

                                           2001         2002          2003
                                        -----------  -----------  -----------
Money Fund                              $ 6,502,079  $ 6,655,751  $ 6,479,680
Treasury Money Fund                     $ 1,363,495  $ 1,663,302  $ 2,001,170
New York Tax-Exempt Money Fund                  N/A  $    66,341  $   168,552
Intermediate Government Fund            $   468,798  $   582,933  $   669,923
Intermediate Investment Grade Fund      $ 2,160,326  $ 2,292,902  $ 2,427,127
Enhanced Income Fund                            N/A  $   100,206  $   342,305
Intermediate New York Tax-Exempt Fund   $   235,091  $   377,874  $   467,624
Intermediate Tax-Exempt Fund            $ 1,250,448  $ 1,334,226  $ 1,445,735
High Yield Fund                                 N/A          N/A  $   248,418

----------
/1/ As of January 26, 2004, Investor Shares of each of the Funds, except for the Index Funds, have been reclassified as Class A Shares.
/2/ As of January 26, 2004, pursuant to the Funds' prospectuses, Class C Shares have been added to each Fund, except for the Index Funds, the Money Market Funds and the CRT Funds.

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                                           2001         2002          2003
                                        -----------  -----------  -----------
Equity Income Fund                      $ 2,894,992  $ 2,473,985  $ 2,238,266
Large Cap Growth Fund                   $ 2,808,878  $ 2,156,470  $ 1,985,854
Small Cap Growth Fund                   $ 2,846,908  $ 2,551,819  $ 2,712,447
Multi-Cap Equity Fund                           N/A  $    85,892  $   366,814
International Equity Fund               $ 1,942,239  $ 1,304,098  $   818,231
S&P 500 Index Fund                      $    55,180  $   106,616  $   181,516
Large Cap Value Fund                    $    80,161  $   211,842  $   447,044
Bond Index Fund                         $    56,295  $   168,470  $   362,849
Large Cap Growth CRT Fund               $    98,429  $   102,801  $    101,94
Small Cap Growth CRT Fund               $    60,403  $    66,042  $    68,092
International Equity CRT Fund           $    56,409  $    62,700  $    39,881

The following chart reflects advisory fee waivers by The Bank of New York as follows:

                                           2001         2002          2003
                                        -----------  -----------  -----------
Intermediate Government Fund            $   129,932  $   116,146  $   137,232
Intermediate Investment Grade Fund      $    19,649  $    25,419  $    22,728
Intermediate New York Tax-Exempt Fund   $   145,333  $   138,722  $   127,932
Intermediate Tax-Exempt Fund            $    44,595  $    15,105          N/A
S&P 500 Index Fund                      $    55,180  $   106,616  $   302,788
Large Cap Value Fund                    $    80,161  $   165,398  $   221,382
Bond Index Fund                         $    56,295  $   168,470  $   315,307
Large Cap Growth CRT Fund               $    98,429  $   102,801  $   113,232
Small Cap Growth CRT Fund               $    60,403  $    66,042  $   112,875
International Equity CRT Fund           $    56,409  $    62,700  $   163,041
Enhanced Income Fund                            N/A  $    90,835  $   137,946
Multi-Cap Equity Fund                           N/A  $    28,409  $   147,361
High Yield Fund                                 N/A          N/A  $   156,483
New York Tax-Exempt Money Fund                  N/A      168,299  $   169,879

The Investment Advisory Agreement and Subadvisory Agreements (in the case of the Large Cap Value Fund, the Multi-Cap Equity Fund and the High Yield Fund) for each Fund must be specifically approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Directors and
(ii) by a vote of a majority of the Directors of the Fund who are not "interested persons", as defined by the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. See "Directors and Officers". Each of the Investment Advisory Agreements and Subadvisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares on 60 days' written notice to the Advisor and the subadviser, in the case of the Subadvisory Agreements and by the Advisor or subadviser on 60 days' written notice to BNY Hamilton. See "Additional Information".

In approving each Investment Advisory Agreement with The Bank of New York, at a meeting on May 14, 2003 (at which all of the Directors, including all of the Directors who are not "interested persons" of the Funds, were present throughout), the Directors evaluated, among other matters: (1) the nature and quality of services to be provided by The Bank of New York, including The Bank of New York's performance record with respect to each Fund (discussed below) or, in the case of new Funds without a performance record, similar funds advised by The Bank of New York; (2) the cost to The Bank of New York in providing its services and its profitability on a Fund-by-Fund basis; (3) whether the Funds and their shareholders might benefit from any

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economies of scale, noting that the fee schedules for each Fund did not include any breakpoint reductions as Fund assets increase; (4) whether The Bank of New York would receive fall-out benefits that should be taken into consideration in negotiating the fee; (5) the investment personnel and compliance resources of The Bank of New York; and (6) the fees paid by comparable investment companies and expenses of comparable investment companies. The Board also considered voluntary limits on Fund expenses undertaken by The Bank of New York, as set forth above. The Board noted that The Bank of New York would be responsible for compensating the subadvisers for providing their services to the relevant Funds.

In considering these matters, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York. The Directors considered such other matters as they considered relevant, including the overall services rendered by The Bank of New York to each Fund since the inception of the relevant Fund. The Directors recognized The Bank of New York's background and history as a financial institution and that, as of March 31, 2003, it managed more than $72 billion in investments for institutions and individuals.

While no particular factor or item was necessarily conclusive and each Director placed varying degrees of weight on the different considerations noted, the materials prepared for the Directors' consideration of the Investment Advisory Agreements directed attention towards each Fund's performance record, a comparison of each Fund with the fees and expenses of comparable investment companies, and the Fund-by-Fund profitability to The Bank of New York. These materials (specific portions of which are described below) and the presentations at the Board meeting assisted the Board in concluding that the Investment Advisory Agreement for each Fund should be continued.

In preparation for the meeting at which the Investment Advisory Agreements were considered, the Directors requested and reviewed a wide variety of materials, including extensive performance and expense information (including comparisons with other funds). In respect of each Fund, the Directors compared the Fund's performance to the performance records of similar funds and to their respective benchmark indices. The comparisons were based on information as of March 31, 2003 and reflected performance over the prior one month, quarter, one year, three year, five year and ten year periods (or since inception), as applicable. The Directors reviewed prepared comments by the investment personnel responsible for each Fund as to the market environment, performance attribution and key strategies. The Directors also reviewed reports detailing the largest holdings and other characteristics of each Fund's portfolio. The Directors also received a report and presentation of The Bank of New York regarding the economy, investment strategy and outlook.

Performance Comparisons:
-----------------------

In respect of each Fund/2/, specific performance information presented to the Board included the following:

----------
2    The High Yield Fund and the Multi-Cap Equity Fund were organized within the prior year, and the Investment Advisory Agreements for these Funds did not require continuance at the May 14, 2003 meetings.

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Money Fund:

As compared to the Lipper Institutional Money Market Fund Average, the Money Fund Hamilton Shares performed better in each of the periods presented, while the Premier Shares performance was approximately the same and the Classic Shares performance was slightly lower. As compared to the Lipper Money Market Fund Average, each share class performed better than that Lipper average.

Treasury Money Fund:

As compared to the Lipper Institutional US Treasury Money Market Fund Average, the Treasury Money Fund Hamilton Shares performed better in each of the periods presented, while the Premier Shares performance was approximately the same and the Classic Shares performance was lower. As compared to the Lipper US Treasury Money Market Fund Average, each share class performed better than that Lipper average.

New York Tax-Exempt Money Fund:

As compared to the Lipper New York Tax-Exempt Money Market Fund Average, the New York Tax-Exempt Money Fund Hamilton Shares performed better in each of the periods presented, while the Premier Shares performance was approximately the same and the Classic Shares performance was slightly lower. The inception dates for each class of shares was in 2002, so performance was only available for periods up to 1 year.

Equity Income Fund:

As compared to the Lipper Equity Income Fund Average and the S&P 500, the Equity Income Fund Institutional Shares and Investor Shares performed better in each of the periods presented, except the Lipper Equity Income Fund Average outperformed both share classes over the prior 3 year, 5 year and since inception periods, and the Russell S&P 500 outperformed both share classes since inception.

Large Cap Value Fund:

As compared to the Lipper Large Cap Value Fund Average and the S&P 500, the Large Cap Value Fund Institutional Shares and Investor Shares performed better in each of the periods presented, except the S&P outperformed both share classes over the prior month.

Large Cap Growth Fund:

As compared to the Lipper Large Cap Growth Fund Average, the Lipper Large Cap Core Fund Average and the S&P 500, the Large Cap Growth Fund Institutional Shares and Investor Shares performed better in each of the periods presented, except the Lipper Large Cap Growth Fund Average outperformed both share classes over the prior quarter, the Lipper Large Cap Core Fund Average outperformed both share classes over the prior 3 year period, and the S&P outperformed both share classes over the prior 3 year and since inception periods.

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Small Cap Growth Fund:

As compared to the Lipper Small Cap Growth Fund Average, the Lipper Mid-Cap Growth Fund Average and the Russell 2000 Index, the Small Cap Growth Fund Institutional Shares and Investor Shares performed better in each of the periods presented, except the Lipper Small Cap Growth Fund Average outperformed both share classes over the prior month (and the Investor Shares over the prior quarter), the Lipper Mid-Cap Growth Fund Average outperformed both share classes over the prior month and prior quarter, and the Russell 2000 Index outperformed both share classes over the prior month and 3 year periods.

International Equity Fund:

As compared to the Lipper International Fund Average and the MSCI EAFE, the International Equity Fund Institutional Shares and Investor Shares performed worse in each of the periods presented. It was noted that until very recently, the International Equity Fund had been subadvised by another entity, and that the Fund had only recently implemented its new investment strategies.

Intermediate Government Fund:

As compared to the Lipper Intermediate US Government Fund Average and the Lehman Intermediate Government Index, the Intermediate Government Fund Institutional Shares and Investor Shares performed better in each of the periods presented, except the Lipper Intermediate US Government Fund Average outperformed both share classes over the prior month and since inception, and the Lehman Intermediate Government Index outperformed both share classes over the prior month, Investor Shares over the prior quarter and 3 years, and both share classes over the prior 5 year and since inception periods.

Intermediate Investment Grade Fund:

As compared to the Lipper Intermediate Investment Grade Fund Average and the Lipper Intermediate Government/Credit Index, the Intermediate Investment Grade Fund Institutional Shares and Investor Shares performed slightly worse in each of the periods presented, except the Intermediate Investment Grade Fund Institutional Shares outperformed the Lipper Intermediate Investment Grade Fund Average over the prior 1 year period.

Enhanced Income Fund:

As compared to the Lipper Ultra Short Fund Average and 3-month Libor, the Enhanced Income Fund Institutional Shares and Investor Shares performed better in each of the periods presented.

Intermediate New York Tax-Exempt Fund:

As compared to the Lipper Intermediate Municipal Fund Average and the Lehman 5 Year G.O. Muni Bond Index, the Intermediate New York Tax-Exempt Fund Institutional Shares and Investor Shares performed better versus the Lipper Intermediate Municipal Fund Average in the prior month, quarter, 1 year periods (and 3 year period for the Institutional Shares) and worse in

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the other periods presented and worse in each of the periods presented versus the Lehman 5 Year G.O. Muni Bond Index.

Intermediate Tax-Exempt Fund:

As compared to the Lipper Intermediate Municipal Fund Average and the Lehman 5 Year G.O. Muni Bond Index, the Intermediate Tax-Exempt Fund Institutional Shares and Investor Shares performed better in each of the periods presented versus the Lipper Intermediate Municipal Fund Average (except the prior month, quarter and since inception periods) and worse in each of the periods presented versus the Lehman 5 Year G.O. Muni Bond Index.

S&P 500 Index Fund:

As compared to the Lipper S&P 500 Fund Average and the S&P 500, the S&P 500 Fund Institutional Shares and Investor Shares performance was approximately the same for each of the periods presented.

US Bond Market Index Fund:

As compared to the Lehman Aggregate Bond Index, the US Bond Market Index Fund Institutional Shares and Investor Shares performed better since inception, but worse in the prior month, quarter and year.

Large Cap Growth CRT Fund:

As compared to the Lipper Large Cap Growth Fund Average, the Lipper Large Cap Core Fund Average and the S&P 500, the Large Cap Growth CRT Fund Institutional Shares performed better in each of the periods presented, except the Lipper Large Cap Growth Fund Average outperformed the class over the prior quarter, the Lipper Large Cap Core Fund Average outperformed the class over the prior 3 year and since inception periods, and the S&P outperformed the class over the prior 3 year and since inception periods.

Small Cap Growth CRT Fund:

As compared to the Lipper Small Cap Growth Fund Average, the Lipper Mid-Cap Growth Fund Average and the Russell 2000 Index, the Small Cap Growth CRT Fund Institutional Shares performed better in each of the periods presented, except the Lipper Small Cap Growth Fund Average outperformed the class over the prior month, the Lipper Mid-Cap Growth Fund Average outperformed the class over the prior month and prior quarter, and the Russell 2000 Index outperformed the class over the prior month, 3 year and since inception periods.

International Equity CRT Fund:

As compared to the Lipper International Fund Average and the MSCI EAFE, the International Equity CRT Fund Institutional Shares performed better in each of the periods presented, except that the Lipper International Fund Average and the MSCI EAFE outperformed the class over the prior 3 year and since inception periods. It was noted that until very recently, the International

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Equity CRT Fund had been subadvised by another entity, and that the Fund had only recently implemented its new investment strategies.

Fee and Expense Comparisons:
---------------------------

In respect of each Fund and the comparisons of investment advisory fees, administrative fees and the total expense ratios, specific information, as noted below, was presented./3/ For certain Funds, the advisory fees, the administrative fees or the expense ratios exceeded the peer group average or median. In such instances, the Board was nonetheless satisfied that the advisory fee was reasonable because of the level of service provided and the other factors noted above. The Board recognized that not all fees are directly comparable, as advisory fees and administrative fees for different investment companies may include different services than those provided to the Funds.

As compared to Institutional Load Money Market Funds without a 12b-1 fee, the Money Fund Hamilton Shares advisory fee (0.10) was below the average (0.23) and the median (0.20) for 19 funds; the administrative fee (0.10) was below the average (0.11) and at the median (0.10) for 20 funds; and the expense ratio (0.23) was below the average (0.34) and the median (0.28) for 20 funds.

As compared to Level Load Money Market Funds, the Money Market Classic Shares advisory fee (0.10) was below the average (0.25) and the median (0.25) for 20 funds; the administrative fee (0.10) was below the average (0.13) and the median (0.12) for 18 funds; and the expense ratio (0.73) was below the average (0.80) and the median (0.78) for 20 funds.

As compared to Institutional Load Large Cap Growth Funds, the Large Cap Growth Fund Institutional Shares advisory fee (0.60) was below the average (0.69) and the median (0.65) for 19 funds; the administrative fee (0.20) was higher than the average (0.16) and the median (0.15) for 17 funds; and the expense ratio (0.88) was below the average (0.94) and the median (0.91) for 19 funds.

As compared to Institutional Load Treasury Money Market Funds without a 12b-1 fee, the Treasury Money Fund Hamilton Shares advisory fee (0.10) was below the average (0.25) and the median (0.21) for 20 funds; the administrative fee (0.10) was below the average (0.13) and the median (0.12) for 20 funds; and the expense ratio (0.24) was below the average (0.49) and the median (0.47) for 20 funds.

As compared to Institutional Load International Funds, the International Equity Institutional Shares advisory fee (0.85) was below the average (0.96) and the median (0.98) for 20 funds; the administrative fee (0.20) was above the median (0.19) and the average (0.19) for 20 funds; and the expense ratio (1.27) was below the average (1.32) and the median (1.36) for 20 funds. The International Equity CRT Fund Institutional Shares, with the same advisory fees and administrative fees and an even lower expense ratio (1.22), also compared favorably.

----------
3    Comparisons were made to the BNY Peer Group. The criteria for inclusion in the BNY Peer Group includes data from Lipper on 15-20 funds per objective with a similar business orientation to the Funds, a similar institutional background and a similar investment objective.

>

As compared to Institutional Load Intermediate Investment Grade Debt Funds, the Bond Market Institutional Shares advisory fees (0.25) were lower than the average (0.49) and the median (0.50) for 17 funds; the administrative fees (0.20) were higher than the average (0.17) and the median (0.18) for 17 funds; and the expense ratio (0.35) was below the average (0.71) and the median (0.74) for 18 funds.

As compared to Institutional Load Intermediate Investment Grade Debt Funds, the Intermediate Investment Grade Fund Institutional Shares advisory fees (0.50) were higher than the average (0.49) and at the median (0.50) for 17 funds; the administrative fees (0.20) were higher than the average (0.17) and the median (0.18) for 17 funds; and the expense ratio (0.78) was above the average (0.71) and the median (0.74) for 18 funds.

As compared to Level Load Treasury Money Market Funds, the Treasury Money Classic Shares advisory fees (0.10) were lower than the average (0.28) and the median (0.30) for 20 funds; the administrative fees (0.10) were lower than the average (0.13) and at the median (0.10) for 20 funds; and the expense ratio (0.74) was below the average (0.85) and the median (0.80) for 20 funds.

As compared to Institutional Load Mid Cap Growth Funds, the Small Cap Growth Fund Institutional Shares advisory fees (0.75) were lower than the average (0.81) and the median (0.79) for 19 funds; the administrative fees (0.20) were higher than the average (0.17) and the median (0.17) for 19 funds; and the expense ratio (1.05) was below the average (1.11) and the median (1.12) for 19 funds. The Small Cap Growth CRT Fund Institutional Shares, with the same advisory fees and administrative fees and an even lower expense ratio (0.96), also compared favorably.

As compared to Institutional Load Equity Income Funds, the Equity Income Institutional Shares advisory fees (0.60) were lower than the average (0.65) and the median (0.68) for 14 funds; the administrative fees (0.20) were higher than the average (0.18) and the median (0.16) for 13 funds; and the expense ratio (0.87) was below the average (0.94) and the median (0.92) for 14 funds.

As compared to Institutional Load Intermediate Muni Debt Funds, the Intermediate Tax-Exempt Fund Institutional Shares advisory fees (0.50) were lower than the average (0.51) and the median (0.51) for 14 funds; the administrative fees (0.20) were higher than the average (0.15) and the median (0.16) for 14 funds; and the expense ratio (0.79) was above the average (0.66) and the median (0.66) for 14 funds.

As compared to Institutional Load Intermediate US Government Funds, the Intermediate Government Fund Institutional Shares advisory fees (0.50) were lower than the average (0.54) and at the median (0.50) for 15 funds; the administrative fees (0.20) were higher than the average (0.18) and at the median (0.20) for 15 funds; and the expense ratio (0.79) was above the average (0.72) and at the median (0.79) for 15 funds.

As compared to Institutional Load Money Market Funds with a 12b-1 fee, the Money Fund Premier Shares advisory fees (0.10) were lower than the average (0.19) and the median (0.15) for

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16 funds; the administrative fees (0.10) were at the average (0.10) and the median (0.10) for 13 funds; and the expense ratio (0.48) was above the average (0.45) and the median (0.46) for 16 funds.

As compared to Institutional Load Large Cap Core Funds, the Large Cap Growth CRT Fund Institutional Shares advisory fees (0.60) were below the average (0.62) and the median (0.64) for 14 funds; the administrative fees (0.20) were above the average (0.15) and the median (0.15) for 14 funds; and the expense ratio (0.80) was below the average (1.00) and the median (1.00) for 16 funds.

As compared to Institutional Load Treasury Money Market Funds with a 12b-1 fee, the Treasury Money Premier Shares advisory fees (0.10) were below the average (0.21) and the median (0.20) for 16 funds; the administrative fees (0.10) were above the average (0.09) and at the median (0.10) for 12 funds; and the expense ratio (0.49) was above the average (0.46) and the median (0.47) for 16 funds.

As compared to Institutional Load Large Cap Value Funds, the Large Cap Value Fund Institutional Shares advisory fees (0.60) were below the average (0.66) and the median (0.65) for 14 funds; the administrative fees (0.20) were above the average (0.14) and the median (0.14) for 13 funds; and the expense ratio (0.80) was below the average (0.97) and the median (0.98) for 14 funds.

As compared to No Load New York Muni/Intermediate Muni Debt Funds, the Intermediate New York Tax-Exempt Fund Investor Shares advisory fees (0.50) were above the average (0.44) and the median (0.40) for 11 funds; the administrative fees (0.20) were above the average (0.18) and the median (0.18) for 7 funds; and the expense ratio (1.04) was above the average (0.82) and the median (0.80) for 11 funds.

As compared to No Load Intermediate Investment Grade Debt Funds, the Intermediate Investment Grade Fund Investor Shares advisory fees (0.50) were below the average (0.75) and the median (0.75) for 11 funds; the administrative fees (0.20) were below the average (0.35) but above the median (0.16) for 7 funds; and the expense ratio (1.03) was above the average (0.83) and the median (0.80) for 11 funds.

As compared to No Load Large Cap Growth Funds, the Large Cap Growth Fund Investor Shares advisory fees (0.60) were below the average (0.80) and the median (0.75) for 16 funds; the administrative fees (0.20) were below the average (0.23) and the median (0.21) for 12 funds; and the expense ratio (1.13) was below the average (1.46) and the median (1.42) for 16 funds.

As compared to No Load International Funds, the International Equity Fund Investor Shares advisory fees (0.85) were below the average (0.97) and at the median (0.85) for 17 funds; the administrative fees (0.20) were above the average (0.19) and the median (0.15) for 12 funds; and the expense ratio (1.52) was above the average (1.48) but below the median (1.53) for 17 funds.

As compared to No Load Mid Cap Growth Funds, the Small Cap Growth Fund Investor Shares advisory fees (0.75) were below the average (0.91) and the median (0.84) for 15 funds; the

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administrative fees (0.20) were above the average (0.16) and the median (0.17) for 12 funds; and the expense ratio (1.30) was below the average (1.40) and at the median (1.30) for 15 funds.

As compared to No Load Intermediate Muni Debt Funds, the Intermediate Tax-Exempt Fund Investor Shares advisory fees (0.50) were above the average (0.47) and at the median (0.50) for 17 funds; the administrative fees (0.20) were above the average (0.15) and the median (0.14) for 11 funds; and the expense ratio (1.04) was above the average (0.81) and the median (0.70) for 17 funds.

As compared to No Load Equity Income Funds, the Equity Income Fund Investor Shares advisory fees (0.60) were below the average (0.73) and the median (0.70) for 18 funds; the administrative fees (0.20) were above the average (0.15) and the median (0.15) for 10 funds; and the expense ratio (1.12) was below the average (1.14) and the median (1.13) for 18 funds.

As compared to Level Load Tax Exempt Money Market Funds, the New York Tax Exempt Money Market Fund Classic Shares advisory fees (0.10) were below the average (0.25) and the median (0.16) for 8 funds; the administrative fees (0.10) were below the average (0.13) and the median (0.13) for 7 funds; and the expense ratio (0.75) was below the average (0.77) and at the median (0.75) for 9 funds.

As compared to Institutional Load Tax Exempt Money Market Funds, the New York Tax Exempt Money Market Fund Hamilton Shares advisory fees (0.10) were below the average (0.23) and the median (0.20) for 12 funds; the administrative fees (0.10) were below the average (0.12) and at the median (0.10) for 5 funds; and the expense ratio (0.25) was below the average (0.47) and at the median (0.44) for 12 funds.

As compared to Institutional Load Tax Exempt Money Market Funds, the New York Tax Exempt Money Market Fund Premier Shares advisory fees (0.10) were below the average (0.23) and the median (0.20) for 12 funds; the administrative fees (0.10) were below the average (0.12) and at the median (0.10) for 5 funds; and the expense ratio (0.50) was above the average (0.47) and the median (0.44) for 12 funds.

As compared to No Load S&P 500 Index Funds, the S&P 500 Index Fund Investor Shares advisory fees (0.25) were below the average (0.36) and the median (0.30) for 7 funds; the administrative fees (0.20) were below the average (0.21) and above the median (0.19) for 6 funds; and the expense ratio (1.00) was above the average (0.64) and the median (0.60) for 7 funds.

As compared to Institutional Load S&P 500 Index Funds, the S&P 500 Index Fund Institutional Shares advisory fees (0.25) were below the average (0.30) and the median (0.30) for 13 funds; the administrative fees (0.20) were above the average (0.15) and the median (0.14) for 13 funds; and the expense ratio (0.35) was below the average (0.38) and at the median (0.35) for 13 funds.

As compared to No Load Intermediate Muni Debt Funds, the Intermediate New York Tax Exempt Fund Investor Shares advisory fees (0.50) were below the average (0.51) and at the median (0.50) for 9 funds; the administrative fees (0.20) were above the average (0.17) and the

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median (0.18) for 9 funds; and the expense ratio (1.04) was above the average (0.69) and the median (0.65) for 9 funds.

As compared to Institutional Load Intermediate Muni Debt Funds, the Intermediate New York Tax Exempt Fund Institutional Shares advisory fees (0.50) were above the average (0.47) and at the median (0.50) for 20 funds; the administrative fees (0.20) were above the average (0.15) and the median (0.15) for 21 funds; and the expense ratio (0.79) was above the average (0.62) and the median (0.62) for 21 funds.

In considering the Investment Sub-Advisory Agreement with Seix, the Board met with representatives of Seix and received a presentation regarding that company's resources, personnel, investment philosophy and procedures, and past performance. The Board noted that Seix managed (at the time) approximately $3.9 billion in high yield bond assets and that its high yield bond composite performance substantially exceeded that of the Merrill Lynch High Yield Master Index for each of the past five years. In response to questions from the Directors, the Seix representatives noted that their company currently served as investment advisor to several other registered investment companies, that it had an effective compliance structure in place, and that it had not experienced any regulatory problems under applicable securities laws. Counsel for the independent Directors reported that he had received and reviewed a copy of the Seix Code of Ethics and that it conformed to applicable requirements under the 1940 Act. The Board also discussed with representatives of The Bank of New York the process whereby they had selected Seix as investment sub-advisor for the High Yield Fund and their reasons for recommending Seix to the Board.

In considering the Investment Sub-Advisory Agreement with Estabrook, the Board evaluated, primarily: the nature and quality of services to be provided by Estabrook, including Estabrook's performance record with respect to the Large Cap Value Fund and that the Large Cap Value Fund had outperformed its benchmark index, the S&P 500 Index for the one year period ended December 31, 2002 and since the inception of the Large Cap Value Fund in 2000; and the investment personnel and compliance resources of Estabrook, including that Estabrook had not experienced any regulatory problems under applicable securities laws. The Board noted that Estabrook was a wholly-owned subsidiary of The Bank of New York and that The Bank of New York was responsible for compensating Estabrook. The Board also noted that Estabrook (and predecessor companies) has been managing individual portfolios for over sixty years and had assets (at the time) under management exceeding $2 billion. In considering the Investment Sub-Advisory Agreement with Estabrook, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York and Estabrook.

In considering the Investment Sub-Advisory Agreement with GW&K, the Board met with representatives of GW&K and received a presentation regarding GW&K's resources, personnel, investment philosophy and procedures, and past performance. The Board noted that GW&K had advised individual and institutional clients since 1974 and (as of June 30, 2002) had assets under management in excess of $5 billion. The Board and representatives of GW&K discussed GW&K compliance structure, including that GW&K had not experienced any regulatory problems under applicable securities laws. The Board noted that GW&K's performance record with respect to the Multi-Cap Equity Fund compared favorably to both the S&P 500 Index and

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the Russell 2000 Index. The Board also discussed with representatives of The Bank of New York the process by which GW&K was selected as sub-advisor and the proposed acquisition of assets of a fund managed by GW&K's predecessors. The Board noted that GW&K was a wholly-owned subsidiary of The Bank of New York and that The Bank of New York was responsible for compensating GW&K. In considering the Investment Sub-Advisory Agreement with GW&K, the Directors met separately with experienced 1940 Act counsel that is independent of The Bank of New York and GW&K.

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, The Bank of New York's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Bank of New York believes that it may perform the services for the Funds contemplated by the Investment Advisory Agreements without violating applicable banking laws or regulations. It is, however, possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent The Bank of New York from continuing to perform such services for the Funds.

If the Bank of New York were prohibited from acting as investment advisor to the Funds, it is expected that the Directors would recommend to each Fund's shareholders that they approve the Fund's entering into new investment advisory agreements with another qualified advisor selected by the Directors.

                                  ADMINISTRATOR

BNY Hamilton Distributors, Inc., an indirect wholly-owned subsidiary of the BISYS Group, Inc. serves as the Funds' administrator (the "Administrator") and will assist generally in supervising the operations of the Funds. The Administrator is a Delaware corporation organized to administer and distribute mutual funds; its offices are located at 90 Park Avenue, New York, New York 10956.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Funds, including, among other things, providing the services of persons who may be appointed as officers and directors of BNY Hamilton, overseeing the performance of the transfer agent for each Fund, supervising purchase and redemption orders (made via telephone and mail) and monitoring the Distributor's compliance with the National Association of Securities Dealers, federal and state securities laws. The Administrator will also be responsible for coordinating and overseeing compliance by the Directors with Maryland corporate procedural requirements as the Funds are series of a Maryland corporation. See "Description of Shares". The Administrator is also responsible for updating and printing the Funds' prospectuses and statements of additional information, administering shareholder meetings, producing proxy statements and annual and semi-annual reports, monitoring the Advisor's compliance with the stated investment objectives and restrictions of each Fund and ensuring that custodian, Fund accounting, transfer agency, administration, distribution, advisory

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and legal services are provided to the Funds in accordance with the respective agreements governing each relationship.

The Administration Agreement permits the Administrator to delegate certain of its responsibilities to other service providers. Pursuant to this authority, The Bank of New York will perform certain administrative functions for the Administrator. The Bank of New York is not an otherwise affiliated person of the Administrator.

The Money Market Funds and the Enhanced Income Fund will pay the Administrator an annual fee, accrued daily and payable monthly, of 0.10% of their respective average daily net assets. All other Funds will each pay the Administrator an annual fee, accrued daily and payable monthly, of 0.20% of their respective average daily net assets.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Funds paid administration fees as follows:

                                            2001          2002          2003
                                        ------------  ------------  ------------
Money Fund                              $  6,502,079  $  6,655,751  $  6,479,680
Treasury Money Fund                     $  1,363,495  $  1,663,302  $  2,001,170
New York Tax-Exempt Money Fund                   N/A  $     66,341  $    168,552
Intermediate Government Fund            $    187,519  $    233,170  $    267,969
Intermediate Investment Grade Fund      $    864,130  $    917,161  $    970,851
Enhanced Income Fund                             N/A  $    100,206  $    342,305
Intermediate New York Tax-Exempt Fund   $     94,036  $    151,150  $    187,050
Intermediate Tax-Exempt Fund            $    500,179  $    533,690  $    578,294
High Yield Fund                                  N/A           N/A  $     94,806
Equity Income Fund                      $    964,997  $    824,662  $    746,089
Large Cap Growth Fund                   $    936,293  $    718,823  $    661,951
Small Cap Growth Fund                   $    759,175  $    680,485  $    723,319
Multi-Cap Equity Fund                            N/A  $     22,513  $     97,817
International Equity Fund               $    456,998  $    306,847  $    242,069
S&P 500 Index Fund                      $     44,144  $     85,293  $    145,213
Large Cap Value Fund                    $     26,720  $     70,614  $    149,015
Bond Index Fund                         $     45,036  $    134,776  $    290,279
Large Cap Growth CRT Fund               $     32,810  $     34,267  $     33,982
Small Cap Growth CRT Fund               $     16,107  $     17,611  $     18,158
International Equity CRT Fund           $     13,273  $     14,753  $     12,001

There were no waivers of administration fees from any Fund during fiscal years 2001 and 2002. For the fiscal year ended 2003, S&P 500 Index Fund and Bond Index Fund had waivers of administration fees of $36,303 and $72,564, respectively.

The Administration Agreement between BNY Hamilton Funds, Inc. and the Administrator may be renewed or amended by the Directors without a shareholder vote.

                                   DISTRIBUTOR

In addition to acting as the Administrator, BNY Hamilton Distributors, Inc. acts as each Fund's exclusive Distributor and will hold itself available to receive purchase orders for Fund shares. The Distribution Agreement for the Funds must be approved in the same manner as the Investment Advisory Agreements described above under "Investment Advisor". The

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Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors or by a vote of the holders of a majority of a Fund's outstanding shares as defined under "Additional Information". The Distributor may, at its own expense, assist in marketing the Funds' shares.

The Directors have adopted a distribution plan ("12b-1 Plan") with respect to Classic Shares of the Money Market Funds, with respect to Investor Shares of the Index Funds, and with respect to Class A Shares and Class C Shares of each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. Such 12b-1 Plan will permit the respective Funds to reimburse the Distributor for distribution expenses in an amount up to 0.25% per annum of average daily net assets of Classic Shares, Investor Shares or Class A Shares, as applicable. The 12b-1 Plan in respect of Class C Shares provides for the payment to the Distributor of (1) an asset-based sales charge of up to 0.75% of the average daily net assets of a Fund's Class C Shares and (2) a shareholder service fee of up to 0.25% of the average daily net assets of a Fund's Class C Shares. The shareholder service fee is used to pay for personal service and/or the maintenance of shareholder accounts. (The CRT Funds do not have an Investor Class, Classic Class, Class A Class or Class C Class and therefore do not pay distribution expenses.) Distribution expenses include, but are not limited to, fees paid to broker-dealers, telemarketing expenses, advertising costs, printing costs, and the cost of distributing materials borne by the Distributor in connection with sales or selling efforts on behalf of Classic Shares, Investor Shares, Class A Shares or Class C Shares, as applicable. The Classic Shares, Investor Shares, Class A Shares or Class C Shares of a Fund, as applicable, also bear the costs associated with implementing and operating the related 12b-1 Plan (such as costs of printing and mailing service agreements). Each item for which a payment may be made under the 12b-1 Plan may constitute an expense of distributing Classic Shares, Investor Shares, Class A Shares or Class C Shares of the related Fund as the Securities and Exchange Commission construes such term under Rule 12b-1 of the 1940 Act. If expenses reimbursable under the 12b-1 Plan exceed 0.25% per annum of average daily net assets of Classic Shares, Investor Shares or Class A Shares, or 1.00% per annum of average daily net assets of Class C Shares, they will be carried forward from month to month to the extent they remain unpaid. All or a part of any such amount carried forward will be paid at such time, if ever, as the Directors determine. The Classic Shares, Investor Shares, Class A Shares or Class C Shares of a Fund, as applicable, will not be charged for interest, carrying or other finance charges on any reimbursed distribution or other expense incurred and not paid, nor will any expense be carried forward past the fiscal year in which it is incurred.

For the fiscal year ended December 31, 2003, the Funds paid the following amounts for services related to their respective 12b-1 Plans./1/ In each Fund, approximately 10% of the amount shown represents compensation to broker-dealers and 90% represents payments to banks, in each case for customer support services that include (i) placing and processing customer transactions through the Distributor on an aggregated or net basis, (ii) arranging for electronic transfers of funds, (iii) fielding customer inquiries, (iv) forwarding shareholder communications from the Fund to customers, and (v) such similar or related services as the Distributor may request.

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1    Prior to June 30, 2003, the Corporation had adopted a separate 12b-1 Plan for each applicable Fund. As of June 30, 2003, the Corporation adopted a consolidated 12b-1 Plan for the applicable Funds (which consolidated 12b-1 Plan made no substantive amendments to the several prior 12b-1 Plans). Because Class C Shares were first being offered as of January 26, 2004, no payments under the 12b-1 Plan have been made in respect of Class C Shares.

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Money Fund                                     $  2,753,087
Treasury Money Fund                            $    805,828
New York Tax-Exempt Money Fund                 $     11,769
Intermediate Government Fund                   $     40,703
Intermediate Investment Grade Fund             $     23,753
High Yield Fund                                $      1,048
Enhanced Income Fund                           $     10,118
Intermediate New York Tax-Exempt Fund          $     69,184
Intermediate Tax-Exempt Fund                   $      7,182
Equity Income Fund                             $     75,985
Large Cap Growth Fund                          $     46,402
Small Cap Growth Fund                          $     85,519
Multi-Cap Equity Fund                          $    122,271
International Equity Fund                      $     14,052
S&P 500 Index Fund                             $      1,002
Large Cap Value Fund                           $        928
Bond Index Fund                                $        121
Large Cap Growth CRT Fund                               N/A
Small Cap Growth CRT Fund                               N/A
International Equity CRT Fund                           N/A

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. Payments under the 12b-1 Plan are also subject to the conditions imposed by Rule 18f-3 under the 1940 Act and a Rule 18f-3 Multiple Class Plan, which has been adopted by the Directors for the benefit of the Funds. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sales of shares". The Rule provides, among other things, that a Fund may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expensed under the Plan, and the purposes for which such expenditures were incurred, will be made to the Directors for their review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and the 12b-1 Plan provides that any other type of material amendment must be approved by a majority of the Directors, and by a majority of the Directors who are neither "interested persons" (as defined in the 1940 Act) of BNY Hamilton nor have any direct or indirect financial interest in the operation of the 12b-1 Plan being amended or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, as long as the 12b-1 Plan is in effect, the nomination of the Directors who are not interested persons of BNY Hamilton (as defined in the 1940 Act) must be committed to the non-interested Directors.

Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such Shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to Shares eligible for exemption

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from the CDSC normally applicable to Class C Shares. The Funds may withhold such payments with respect to short-term investments.

                      FUND, SHAREHOLDER AND OTHER SERVICES

BISYS Fund Services, Inc. ("BISYS"), P.O. Box 182785, Columbus, Ohio, 43218-2785, serves as the transfer agent for the Funds. As transfer agent, BISYS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to investors' accounts. BISYS is also the dividend disbursing agent for all Funds.

The Directors, in addition to reviewing actions of the Funds' investment advisor, administrator and distributor, as set forth below, decide upon matters of general policy. The Money Fund, Treasury Money Fund and New York Tax-Exempt Money Fund have entered into Shareholder Servicing Agreements with respect to Premier Shares and Classic Shares of each Fund with The Bank of New York. The Bank of New York (as a "Shareholder Servicing Agent") will perform certain shareholder support services to include: (i) aggregating and processing purchase and redemption orders; (ii) placing purchase and redemption orders with the Distributor; (iii) providing necessary personnel and facilities to establish and maintain customer accounts and records; (iv) processing dividend payments; and
(v) providing periodic information to beneficial owners showing their positions in each Money Market Fund. Pursuant to the Shareholder Servicing Agreement, the Premier Shares and Classic Shares of each Money Market Fund will pay The Bank of New York (and any other Shareholder Servicing Agent) an annual shareholder servicing fee of 0.25%, to be accrued daily and payable monthly, of the average net assets of each such class represented by such Shareholder Servicing Agent's participation in each Money Market Fund.

The Bank of New York, One Wall Street, New York, New York 10286, serves as the custodian (the "Custodian") and fund accounting agent for each Fund.

Ernst & Young LLP, 5 Times Square, New York, New York 10036 are the independent auditors of the Funds and must be approved at least annually by the Directors to continue in such capacity. They will perform audit services for the Funds including the examination of financial statements included in the annual report to shareholders. Ernst & Young LLP has been the independent auditors of the Funds since 1999.

                                 CODE OF ETHICS

BNY Hamilton, the Advisor, each subadviser and the Administrator each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of BNY Hamilton, the Advisor, each subadviser and the Administrator from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect exempt transactions, required to preclear certain transactions and to report certain transactions on a regular basis.

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                              PROXY VOTING POLICIES

The Advisor has been delegated the authority and responsibility to vote the proxies of certain of its trust and investment advisory clients, including the Funds. The Advisor understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

The Advisor has designated a Proxy Committee with the responsibility for administering and overseeing the proxy voting process and procedures. The Advisor has elected to retain Institutional Shareholder Services, Inc. ("ISS") as a proxy consultant. ISS is currently performing certain proxy-related services pursuant to these procedures, including providing research and making voting determinations in accordance with the proxy voting guidelines, voting and submitting proxies and related administrative and recordkeeping functions. In addition, the Advisor has determined that, except as set forth in the proxy policy and noted below, proxies will be voted in accordance with the voting recommendations contained in the proxy voting guidelines, which have been prepared by the Advisor and ISS. If the guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations.

As ISS will vote proxies in accordance with the proxy voting guidelines, the Advisor believes that this process is reasonably designed to address material conflicts of interest that may arise between the Advisor and a Fund as to how proxies are voted. If an investment professional (a portfolio manager, the Advisor's Chief Investment Officer or other investment professional) believes that it may be in the best interest of a Fund to vote in a manner inconsistent with ISS' recommendations, such investment professional must contact the Proxy Committee and complete a questionnaire to allow the Proxy Committee to review the recommendation and consider such other matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner. If the proxy guidelines do not address how a proxy should be voted and ISS refrains from making a recommendation as to how such proxy should be voted, the Proxy Committee will make a determination as to how the proxy should be voted. After making such a determination, the Proxy Committee will consider such matters as it deems appropriate to determine that there is no material conflict of interest between the Advisor and the Fund with respect to the voting of the proxy in that manner.

Although the proxy guidelines detail numerous specific instances and possible proposals, the guidelines provide that ISS will generally vote "for" management proposals on routine business; case by case on management proposals related to directors (though "for" routine matters and "against" classification of the Board); case by case on management proposals related to a company's capitalization, reorganizations or merger proposals, and non-salary compensation issues; "against" management proposals on anti-takeover related proposals; and "against" or case by case on most shareholder proposals, including social issues.

A complete copy of the Proxy Policy may be obtained by writing to: Charles Goodfellow, The Bank of New York, 1290 Avenue of the Americas, New York, New York 10104.

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Information on how the Funds voted proxies relating to portfolio securities for the 12-month period ending June 30, 2003 will be available (1) without charge, upon request, upon calling 1-800-426-9363 and (2) on the SEC's website at http://www.sec.gov.

                               PURCHASE OF SHARES

Investors may open Fund accounts and purchase shares as described in each Prospectus under "Purchase of Shares".

Each Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value plus applicable sales charges, if any) at the discretion of the Fund, although the Fund would expect to accept securities in payment for Fund shares only infrequently. Generally, a Fund will only consider accepting securities (i) to increase its holdings in one or more portfolio securities or (ii) if the Advisor determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities and may discontinue its practice of accepting securities as payment for Fund shares at any time without notice. An Equity Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. See "Net Asset Value-Equity Funds".

Each of the Equity Funds (except for the Index Funds), the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds offers three share classes - Class A Shares, Class C Shares and Institutional Shares. The specific sales charges applicable to each of the Class A Shares and Class C Shares are described below. The Index Funds offer two share classes - Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are not subject to any sales charges.

Class A Shares are offered at the public offering price, which equals net asset value plus an initial sales charge that varies depending on the size of the investor's purchase. In addition, with respect to purchases of Class A Shares in the amount of $1,000,000 or more of the Equity Funds (except for the Index Funds), the Taxable Fixed Income Funds, and the Tax-Exempt Fixed Income Funds, you will not pay an initial sales charge, but you may pay a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase.

Class C Shares are offered at the public offering price, which equals net asset value without an initial sales charge, but are subject to a CDSC on most redemptions made within 12 months of purchase.

This section describes the sales charges and fees that you will pay as an investor in different Share classes offered by the applicable Funds.

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Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Multi-Cap Equity Fund, Small Cap Growth Fund, International Equity Fund

                          Class A Shares             Class C Shares
                          -------------------------  -------------------------

Sales Charge (Load)       A front-end sales charge   No front-end sales
                          will be imposed on shares charge. A 1%* contingent purchased, declining from deferred sales charge
                          5.25% as indicated below.  (CDSC) may be imposed on
                                                     shares redeemed within 12
                                                     months after purchase.

Distribution (12b-1)      Subject to Annual          Subject to Annual
                          Distribution fee of up to  Distribution and Service
                          0.25% of the average       fee of up to 1.00% of the
                          daily net assets of the    average daily net assets
                          applicable fund.           of the applicable fund.

Reducing Class A's Initial Sales Charge:

                          Sales Charge as %     Sales Charge as %     Dealer
Amount of Purchase       of Offering Price**   of Amount Invested   Reallowance
                                                                    -----------
Less than $25,000                       5.25%                5.54%         4.73%
$25,000 but less than
  $50,000                               5.00%                5.26%         4.50%
$50,000 but less than
 $100,000                               4.50%                4.71%         4.05%
$100,000 but less than
 $250,000                               3.50%                3.63%         3.15%
$250,000 but less than
 $500,000                               2.75%                2.83%         2.48%
$500,000 but less than
 $1 million                             2.00%                2.04%         1.80%
$1 million or more              None***              None***          None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your Shares within 12 months. The 12-month period begins on the first day following your purchase.

Intermediate Government Fund, Intermediate Investment Grade Fund, High Yield Fund, Intermediate Tax-Exempt Fund, Intermediate New York Tax-Exempt Fund

                          Class A Shares             Class C Shares
                          -------------------------  -------------------------

Sales Charge (Load)       A front-end sales charge   No front-end sales
                          will be imposed on shares charge. A 1%* contingent purchased, declining from deferred sales charge
                          4.25% as indicated below.  (CDSC) may be imposed on
                                                     shares redeemed within 12
                                                     months after purchase.

Distribution (12b-1)      Subject to Annual          Subject to Annual
                          Distribution fee of up to  Distribution and Service
                          0.25% of the average       fee of up to 1.00% of the
                          daily net assets of the    average daily net assets
                          applicable fund.           of the applicable fund.

Reducing Class A's Initial Sales Charge:

                          Sales Charge as %    Sales Charge as %     Dealer
Amount of Purchase       of Offering Price**   of Amount Invested   Reallowance
                                                                    -----------
Less than $50,000                       4.25%                4.44%         3.83%
$50,000 but less than
 $100,000                               3.75%                3.90%         3.38%
$100,000 but less than
 $250,000                               3.25%                3.36%         2.93%
$250,000 but less than
 $500,000                               2.25%                2.30%         2.03%
$500,000 but less than
 $1 million                             1.50%                1.52%         1.35%
$1 million or more             None***               None***          None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.

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*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

Enhanced Income Fund

                          Class A Shares             Class C Shares
                          -------------------------  -------------------------

Sales Charge (Load)       A front-end sales charge   No front-end sales
                          will be imposed on shares charge. A 1%* contingent purchased, declining from deferred sales charge
                          1.50% as indicated below.  (CDSC) may be imposed on
                                                     shares redeemed within 12
                                                     months after purchase.

Distribution (12b-1)      Subject to Annual          Subject to Annual
                          Distribution fee of up to  Distribution and Service
                          0.25% of the average       fee of up to 1.00% of the
                          daily net assets of the    average daily net assets
                          applicable fund.           of the applicable fund.

Reducing Class A's Initial Sales Charge:

                         Sales Charge as %     Sales Charge as %     Dealer
Amount of Purchase       of Offering Price**   of Amount Invested   Reallowance
                                                                    -----------
Less than $500,000                      1.50%                1.52%         1.35%
$500,000 but less than
$1 million                              1.00%                1.01%         0.90%
$1 million or more              None***              None***          None***

*    As a percent of the lower of the purchase price or current market value.
** The offering price is the amount you actually pay for Shares; it includes the initial sales charge.
*** You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 12 months. The 12-month period begins on the first day following your purchase.

S&P 500 Index Fund and U.S. Bond Market Index Fund

                          Investor Shares
                          -------------------------

Sales Charge (Load)       No front-end sales charge
                          or contingent deferred
                          sales charge (CDSC).

Distribution (12b-1)      Subject to Annual
                          Distribution fee of up to
                          0.25% of the average
                          daily net assets of the
                          applicable Fund.

Selecting a Class

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but with higher annual fees and a CDSC.

Class A Shares may be appropriate for investors who prefer to pay the Fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

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Class C Shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon. If you are purchasing $1 million or more, Class A Shares will always be more beneficial to you because of the reduction in Class A Shares' sales charges for purchases of this amount and lower annual fees applicable to Class A Shares. Even if you are purchasing Class C Shares in an amount of less than $1 million, you should consult your financial advisor because purchasing Class A Shares may be more beneficial given your circumstances. For example, if you are purchasing $100,000 of the Equity Income Fund and intend to hold your Shares for five years or less, purchasing Class C Shares would be more beneficial; if you intend to hold your Shares for more than five years, purchasing Class A would be more beneficial to you. If you are purchasing $100,000 of the High Yield Fund and intend to hold your shares for four yours or less, purchasing Class C shares would be more beneficial; if you intend to hold your Shares for more than four years, purchasing Class A shares would be more beneficial to you.

Investor Shares have no up front sales charge or sales charge upon the sale of an investor's shares. Only the Index Funds offer Investor Shares as an investment option.

                          WAIVING CLASS A SALES CHARGE

Shareholders who held, as of January 26, 2004, Investor Shares of a fund whose Investor Shares have been re-designated as Class A Shares were grandfathered and, thus, exempt from paying sales charges on future purchases of the Shares of all Funds, so long as such shareholders own Shares of at least one Fund. In addition, sales charges may also be waived with respect to Class A Shares for:

(1) investors who purchase through accounts with the Advisor and through their existing trust relationship with the Advisor;

(2) employees of the Advisor or its affiliates and any organization that provides investment advisory services to a Fund;

(3) each Director of BNY Hamilton;

(4) employees of the Distributor and its affiliates;

(5) employees of legal counsel to BNY Hamilton or legal counsel to the Independent Directors;

(6) existing shareholders who own shares in any of the Funds within their trust accounts and purchase additional shares outside of these trust relationships;

(7) investors within wrap accounts;

(8) investors who purchase in connection with 401(k) plans, 403(b) plans, and other employer-sponsored qualified retirement plans, Investment Retirement Accounts; and

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(9) investors who purchase in connection with non-transactional fee fund programs and programs offered by fee-based financial planners and other types of financial institutions.

Each investor described in paragraphs (2), (3), (4), (5) (6), (8) and (9) above must identify himself or herself at the time of purchase. The Funds reserve the right to alter the terms of their sales charge waiver practices upon sixty days' notice to shareholders.

Investors may be eligible to buy Class A Shares at reduced sales charges. The tables in the relevant Fund's prospectus describe how the sales charge decreases as the amount of your investment increases. Interested parties should consult their investment representatives or call 800-426-9363 for details about such reductions.

Letter of Intent. Investors may also qualify for reduced initial sales charges on purchases of Class A Shares made within a 13-month period pursuant to a Letter of Intent (the "Letter"). This enables an investor to aggregate purchases of Class A Shares in a Fund with purchases of Class A Shares of any other Fund, during the 13-month period. The sales charge is based on the total amount to be invested in Class A Shares during the 13-month period. All Class A Shares or other qualifying shares of the Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Letter is signed) toward completion of the commitment stated in the Letter. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter. An investor must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Letter.

The Letter is not a binding obligation on the investor to purchase the full amount indicated; however, investors must include a minimum of 5% of the total amount they intend to purchase with their Letter. Such amount will be held in escrow by the Transfer Agent in Class A Shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Letter (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable that should have been paid. If not remitted within twenty days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Letter.

Right of Accumulation. Reduced sales charges on Class A Shares can be effected by combining a current purchase of Class A Shares with prior purchases of Class A Shares of any Fund. The applicable sales charge is based on the combined total of (1) the current purchase; and (2) the value at the public offering price at the close of business on the previous day of all BNY Hamilton Fund Class A Shares held by the shareholder. The shareholder must notify the Transfer Agent or Distributor of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's

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holdings by the Distributor. A Fund may terminate or amend this Right of Accumulation at any time.

Combination Privilege. An investor may qualify for reduced sales charges on Class A Shares by combining accounts of BNY Hamilton Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) and businesses owned by the investor as sole proprietorship. The applicable sales charge is based on the combined total of the value of the shares in each of those accounts at the public offering price at the close of business on the day preceding the purchase qualifying the investor to a reduced sales charge. The shareholder must notify the Transfer Agent or Distributor of all pertinent information regarding the accounts to be combined as well as each purchase entitling the shareholder to a reduced sales charge. This combination privilege is subject to modification or discontinuance at any time.

Concurrent Purchases. In addition, investors may qualify for a reduced sales charge on Class A Shares by (a) combining concurrent purchases of, and holdings in, shares of any of the Funds purchased from a broker or dealer selling the Funds, sold with a sales charge ("Eligible Shares"); or (b) combining concurrent purchases of shares of any funds purchased from a broker or dealer selling the BNY Hamilton Funds, sold with a sales charge ("Other Shares") with concurrent purchases of Eligible Shares. Investors are permitted to purchase Eligible Shares at the public offering price applicable to the total of (a) the dollar amount of the Eligible Shares and Other Shares then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's combined holdings of Eligible Shares. Investors must notify the Transfer Agent or Distributor of any such purchases and holdings. This privilege is subject to modification or discontinuance at any time.

Reinstatement Privilege. Investors may qualify for a reduced sales charge on Class A Shares if they have sold shares, but then decide to reinvest in a Fund within a 90 day period of that sale. The applicable sales load is based on amounts up to the value of the shares the investor sold. The shareholder must notify the Transfer Agent or Distributor, in writing, of his or her reinstatement request and provide payment within 90 days of the date the shareholder's instructions were processed. A shareholder may exercise this privilege one time during any 12-month period. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor. In addition, exercise of this privilege does not result in a waiver of any applicable redemption fee or previously collected CDSC (See "Redemption of Shares" below).

                              REDEMPTION OF SHARES

Investors may redeem shares as described in each Prospectus under "Redemption of Shares". Shareholders redeeming shares of a Money Market Fund should be aware that the Money Market Funds attempt to maintain a stable net asset value of $1.00 per share for each class; however, there can be no assurance that a Money Market Fund will be able to continue to do so and, in that case, the net asset value of a Money Market Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from

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the number of shares redeemed. In the case of the other Funds, the principal value fluctuates so that the proceeds of an investor's shares when redeemed may be more or less than their original cost. See "Net Asset Value" in the Money Market Fund Prospectus and below.

Class C Shares are subject to a CDSC on most redemptions made within 12 months of purchase. A CDSC is applied at the time you redeem your shares. You will pay the CDSC only on shares you sell within a certain period of time after purchase. For purposes of calculating the CDSC, the start of the holding period is the first day after the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell Class C Shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. The amount of any CDSC that you pay will be based on the lower of the purchase price or current market value.

CDSCs are deducted from the amount of the redemption proceeds and paid to the Distributor.

Waiver of CDSC - Class C Shares. The following circumstances qualify for waivers of Class C's CDSC:

     .  Distributions following the death or disability of a shareholder.

     . Redemptions representing the minimum distribution from an IRA or other qualifying retirement plan to a shareholder who has reached age 70 1/2.

     . Distributions of less than 12% of the annual account value under the Systematic Withdrawal Plan.

International Equity Fund and International Equity CRT Fund Redemption Fee. The International Equity Fund and International Equity CRT Fund each charge a 2% redemption fee on shares redeemed within 60 calendar days of purchase by redeeming or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the International Equity Fund or International Equity CRT Fund in order to offset the costs of buying and selling securities. The fee is intended to ensure that short-term investors pay their share of the International Equity Fund's or International Equity CRT Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. Shares held by investors for more than 60 calendar days are not subject to the 2% fee. The International Equity Fund and International Equity CRT Fund reserve the right to waive or modify redemption fees in certain circumstances. The redemption fee in respect of International Equity CRT Fund went into effect on February 10, 2004.

Shareholders redeeming their shares by telephone should be aware that neither the Funds nor any of their service contractors will be liable for any loss or expense for acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security or taxpayer's identification number, address

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and/or bank). To the extent a Fund fails to use reasonable procedures as a basis for its belief, it and/or its service contractors may be liable for instructions that prove to be fraudulent or unauthorized.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder may incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value", and such valuation will be made as of the same time the redemption price is determined.

Further Redemption Information. The Funds reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of an emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the Securities and Exchange Commission may permit.

                               EXCHANGE OF SHARES

Shareholders purchasing shares directly from a Fund may exchange those shares at the current net asset value per share for other Funds that have a similar class of shares or between Investor Shares of an Index Fund and Class A Shares of other Funds, in accordance with the terms of the current prospectus of the Fund being acquired. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares". Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. When exchanging from Class A Shares or Investor Shares of a Fund that has no sales charge or a lower sales charge to Class A Shares of a Fund with a higher sales charge, you will pay the difference. If you exchange shares of the same class between Funds, the exchange will not be subject to any applicable CDSC. Exchanges between Class A Shares of a Fund and Investor Shares of an Index Fund will require you to pay any applicable CDSC upon exchange. If you exchange from a class of shares of a Fund with a CDSC into a class of shares of another Fund with a CDSC, the start of the holding period, for purposes of calculating the CDSC, is the first day after your first purchase was made. The start of the holding period does not restart from the time you make your exchange.

                          DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in such Fund's Prospectus.

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Net investment income of each class of shares in the Money Fund, the Treasury Money Fund and New York Tax-Exempt Money Fund consists of accrued interest or discount and amortized premium applicable to the specific class, less the accrued expenses of the relevant Fund applicable to the specific class during that dividend period, including the fees payable to the Administrator, allocated to each class of shares. See "Net Asset Value". Determination of the net investment income for each class of shares for each Money Market Fund will be made immediately prior to the determination of net asset value at 4:30 P.M., Eastern time, on each Business Day.

Dividends on each class of shares of a Money Market Fund are determined in the same manner and are paid in the same amount regardless of class, except that Premier Shares and Classic Shares bear the fees paid to Shareholder Organizations on their behalf for those general services described under "Fund and Other Shareholder Services-Shareholder Servicing Plan" in the Prospectus for the Money Market Funds, and Classic Shares bear 12b-1 fees. In addition, each class of shares of each Money Market Fund bears certain other miscellaneous expenses specific to that class (i.e., certain cash management, registration and transfer agency expenses).

Determination of the net investment income for the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be made immediately prior to the determination of net asset value at 4:00 P.M., Eastern time, on each Business Day. Net investment income for days other than Business Days is determined as of 4:00 P.M., Eastern time, on the preceding Business Day. See "Purchase of Shares" in the relevant Prospectus and this Statement of Additional Information. Shares redeemed earn a dividend on the Business Day that the redemption becomes effective. See "Redemption of Shares" in each Prospectus.

                                 NET ASSET VALUE

Each of the Funds will compute its net asset value per share for each of its classes once daily on Monday through Friday as described under "Net Asset Value" in the relevant Prospectus, except that net asset value of any class need not be computed on a day in which no orders to purchase or redeem shares of such class have been received or on any day that the New York Stock Exchange (and, with respect to the Money Market Funds and the Enhanced Income Fund, the Federal Reserve Bank of New York) is closed for business.

Money Market Funds. In the case of the Money Market Funds, all portfolio securities for each Fund will be valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value of $1.00 per share for each class of shares. No assurances can be given that this goal will be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 0.5% occurs between valuation based on the amortized cost method and valuation based on market value, the Directors will take steps necessary to reduce such deviation, such as changing dividend policy, shortening the average portfolio maturity or realizing gains or losses. See "Taxes".

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Valuing the Money Market Funds' instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the 1940 Act. Rule 2a-7 prohibits money market funds that use the amortized cost method to value assets from investing more than 5% of their total assets in the securities of any single issuer, except obligations of the United States government and its agencies and instrumentalities. Each of the Money Market Funds intend to conduct their investment activities in a manner consistent with the requirements of Rule 2a-7. This is not, however, a fundamental policy and may be changed by the Directors at any time without the approval of the shareholders of any of the Money Market Funds.

The Directors oversee the Advisor's adherence to the Securities and Exchange Commission's rules, and have established procedures designed to stabilize net asset value of each class of shares of each Money Market Fund at $1.00. Each day net asset value is computed, each class of shares of each Money Market Fund will calculate the net asset value of each class of their respective shares by using both the amortized cost method and market valuations. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. Immediate action will be taken by the Directors if the variance between market value and amortized cost exceeds 0.5%.

If the Directors believe that a deviation from a Money Market Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, a Money Market Fund's yield based on amortized cost may be higher than the corresponding yields based on market valuations. Under these circumstances, a shareholder of any class of shares of any of the Money Market Funds would be able to obtain a somewhat higher yield than would result if that Money Market Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

Taxable Fixed Income and Tax-Exempt Fixed Income Funds. In the case of the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds, portfolio securities with a maturity of 60 days or more, including securities listed on an exchange or traded over the counter, will be valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security, and
(ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by such Funds' independent pricing service, such securities will be priced in accordance with procedures

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adopted by the Directors. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method, because the Directors have determined that this method will approximate market value. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities.

Equity Funds. In the case of the Equity Funds, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale price as of the close of regular trading hours on the New York Stock Exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Equity Funds and Intermediate Investment Grade Fund. For purposes of calculating net asset value per share for each class of shares in each of the Equity Funds and the Intermediate Investment Grade Fund, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the prevailing market rates available at the time of valuation.

All Funds (except Money Market Funds). Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges, which is currently 4:10 P.M., New York City time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 P.M., New York City time. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Directors. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, which mature in 60 days or less, are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Directors.

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                                PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return (before and after taxes), or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

Yield Quotations. As required by regulations of the Securities and Exchange Commission, current yield for each class of shares of each of the Money Market Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for each class of shares of the Money Market Funds is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

The current and effective seven-day yields for the Money Market Funds as of December 31, 2003 were as follows:

                                                    Current 7      Effective 7
                                                    Day Yield       Day Yield
                                                  -------------   -------------
Money Fund - Hamilton Shares                               0.86%           0.86%
Money Fund - Premier Shares                                0.61%           0.61%
Money Fund - Classic Shares                                0.36%           0.36%
Treasury Money Fund - Hamilton Shares                      0.74%           0.75%
Treasury Money Fund - Premier Shares                       0.49%           0.49%
Treasury Money Fund - Classic Shares                       0.30%           0.30%
New York Tax-Exempt Money Fund - Hamilton Shares           0.89%           0.89%
New York Tax-Exempt Money Fund - Premier Shares            0.63%           0.64%
New York Tax-Exempt Money Fund - Classic Shares            0.39%           0.39%

As required by regulations of the Securities and Exchange Commission, the annualized yield for each of the Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Income Fund is computed by dividing the Fund's net investment income per share for each class earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends will be used in determining the net investment income per share. Income will be computed by totaling the interest earned on all debt obligations, and in the case of the Equity Income Fund, dividends earned on all equity securities, during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield will then be annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectuses for the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds.

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The 30-day yields for the other Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds are as follows/1/:

                                                      With           Without
                                                  Reimbursement   Reimbursement
                                                  -------------   -------------
Intermediate Government Fund - Institutional
 Shares                                                    3.48%           3.22%
Intermediate Government Fund - Class A Shares              3.23%           2.98%
Intermediate Investment Grade Fund -
 Institutional Shares                                      3.69%           3.69%
Intermediate Investment Grade Fund - Class A
 Shares                                                    3.44%           3.44%
Intermediate New York Tax-Exempt Fund -
 Institutional Shares                                      2.05%           1.82%
Intermediate New York Tax-Exempt Fund - Class A
 Shares                                                    1.80%           1.57%
Intermediate Tax-Exempt Fund - Institutional
 Shares                                                    2.07%           2.07%
Intermediate Tax-Exempt Fund - Class A Shares              1.82%           1.82%
Bond Index Fund - Institutional Shares                     3.86%           3.56%
Bond Index Fund - Investor Shares                          3.47%           3.32%

Total Return Quotations. As required by regulations of the Securities and Exchange Commission, the annualized total return (before and after taxes) of each of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds for a period will be computed by assuming a hypothetical initial payment of $10,000. It will then be assumed that all of the dividends and distributions over the period are reinvested and that the entire amount will be redeemed at the end of the period. The annualized total return will then be calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated. The returns reflect the effect of expense subsidies and the return numbers would be lower if there were no subsidies. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The calculations do not consider any potential tax liabilities other than federal tax liabilities.

The total returns for the other Funds are as follows/1/:

                                                                                        Since     Inception
                                                    1 Year      5 Year     10 Year    Inception     Date
                                                  ---------   ---------   ---------   ---------   ---------
Equity Income Fund
Class A Shares                                        15.42%      -0.53%       7.31%        N/A
Return Before Taxes                                   14.68%      -2.10%       5.32%        N/A
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of
Fund Shares                                            9.97%      -1.03%       5.42%        N/A

Equity Income Fund
Institutional Shares
Return Before Taxes                                   22.17%       0.80%       8.09%        N/A
Return After Taxes on Distributions                   21.28%      -0.88%       6.02%        N/A

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/1/ The reclassification of Investor Shares to Class A Shares occurred as of January 26, 2004; and therefore the performance information provided for Class A Shares reflects the performance of Investor Shares. Class C Shares commenced operations as of January 26, 2004; and, therefore, performance information as of December 31, 2003 is not yet available.

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                                                                                        Since     Inception
                                                    1 Year      5 Year     10 Year    Inception     Date
                                                  ---------   ---------   ---------   ---------   ---------
Return After Taxes on Distribution and Sale of
Fund Shares                                           14.34%       0.03%       6.06%        N/A

Large Cap Value Fund
Class A Shares
Return Before Taxes                                   21.69%        N/A         N/A        3.67%   05/31/02
Return After Taxes on Distributions                   21.31%        N/A         N/A        3.37%
Return After Taxes on Distributions and Sale of
Fund Shares                                           14.07%        N/A         N/A        2.93%

Large Cap Value Fund
Institutional Shares
Return Before Taxes                                   28.72%        N/A         N/A        1.17%   04/28/00
Return After Taxes on Distributions                   28.24%        N/A         N/A        0.73%
Return After Taxes on Distribution and Sale of
Fund Shares                                           18.63%        N/A         N/A        0.71%

Large Cap Growth Fund
Class A Shares
Return Before Taxes                                   16.28%      -2.12%       8.81%        N/A
Return After Taxes on Distributions                   16.09%      -3.16%       7.67%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                           10.56%      -1.96%       7.49%        N/A

Large Cap Growth Fund
Institutional Shares
Return Before Taxes                                   22.99%      -0.86%       9.56%        N/A
Return After Taxes on Distributions                   22.68%      -1.96%       8.38%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                           14.92%      -0.94%       8.14%        N/A

International Equity Fund
Class A Shares
Return Before Taxes                                   27.77%      -3.99%        N/A        0.71%   05/01/97
Return After Taxes on Distributions                   27.50%      -4.50%        N/A        0.32%
Return After Taxes on Distributions and Sale of
Fund Shares                                           18.05%      -3.41%        N/A        0.56%

International Equity Fund
Institutional Shares
Return Before Taxes                                   35.13%      -2.75%        N/A        1.74%   04/01/97
Return After Taxes on Distributions                   34.74%      -3.27%        N/A        1.34%
Return After Taxes on Distributions and Sale of
Fund Shares                                           22.83%      -2.37         N/A        1.45%

Small Cap Growth Fund
Class A Shares
Return Before Taxes                                   30.16%      11.62%      12.33%        N/A
Return After Taxes on Distributions                   29.25%       9.68%      11.05%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                           20.74%       9.40%      10.50%        N/A

Small Cap Growth Fund
Institutional Shares
Return Before Taxes                                   37.73%      12.99%      13.04%        N/A
Return After Taxes on Distributions                   36.78%      11.04%      11.76%        N/A

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                                                                                        Since     Inception
                                                    1 Year      5 Year     10 Year    Inception     Date
                                                  ---------   ---------   ---------   ---------   ---------
Return After Taxes on Distributions and Sale of
Fund Shares                                           25.71%      10.62%      11.16%        N/A

Intermediate Government Fund
Class A Shares
Return Before Taxes                                   -2.81%       4.61%       5.02%        N/A
Return After Taxes on Distributions                   -4.10%       2.64%       2.92%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                           -1.83%       2.69%       2.93%        N/A

Intermediate Government Fund
Institutional Shares
Return Before Taxes                                    1.86%       5.81%       5.67%        N/A
Return After Taxes on Distributions                    0.42%       3.72%       3.48%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                            1.20%       3.64%       3.44%        N/A

Intermediate Investment Grade Fund
Class A Shares
Return Before Taxes                                   -1.23%       4.10%       5.07%        N/A
Return After Taxes on Distributions                   -2.78%       1.98%       3.56%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                           -0.58%       2.18%       3.43%        N/A

Intermediate Investment Grade Fund
Institutional Shares
Return Before Taxes                                    3.43%       5.25%       5.70%        N/A
Return After Taxes on Distributions                    1.71%       3.02%       4.11%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                            2.46%       3.09%       3.93%        N/A

Enhanced Income Fund
Class A Shares
Return Before Taxes                                    0.08%        N/A         N/A        0.90%   05/02/02
Return After Taxes on Distributions                   -0.48%        N/A         N/A        0.24%
Return After Taxes on Distributions and Sale of
Fund Shares                                            0.05%        N/A         N/A        0.37%

Enhanced Income Fund
Institutional Shares
Return Before Taxes                                    1.86%        N/A         N/A        2.08%   05/01/02
Return After Taxes on Distributions                    1.20%        N/A         N/A        1.32%
Return After Taxes on Distributions and Sale of
Fund Shares                                            1.20%        N/A         N/A        1.32%

Intermediate Tax-Exempt Fund

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                                                                                        Since     Inception
                                                    1 Year      5 Year     10 Year    Inception     Date
                                                  ---------   ---------   ---------   ---------   ---------
Class A Shares
Return Before Taxes                                   -1.20%       3.73%       4.05%        N/A
Return After Taxes on Distributions                   -1.43%       3.58%       3.92%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                            0.63%       3.66%       3.82%        N/A

Intermediate Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                    3.65%       4.85%       4.67%        N/A
Return After Taxes on Distributions                    3.35%       4.71%       4.54%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                            3.94%       4.67%       4.39%        N/A

Intermediate New York Tax-Exempt Fund
Class A Shares
Return Before Taxes                                   -0.86%       3.70%       4.08%        N/A
Return After Taxes on Distributions                   -0.92%       3.63%       4.05%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                            0.59%       3.64%       4.00%        N/A

Intermediate New York Tax-Exempt Fund
Institutional Shares
Return Before Taxes                                    3.71%       4.87%       4.71%        N/A
Return After Taxes on Distributions                    3.73%       4.80%       4.68%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                            3.76%       4.69%       4.59%        N/A

Multi-Cap Equity Fund*
Class A Shares
Return Before Taxes                                   24.59%       1.45%       9.48%        N/A
Return After Taxes on Distributions                   24.47%       0.81%       8.87%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                           15.98%       1.15%       8.27%        N/A

Multi-Cap Equity Fund*
Institutional Shares
Return Before Taxes                                   31.50%       2.55%      10.08%        N/A
Return After Taxes on Distributions                   31.36%       1.90%       9.46%        N/A
Return After Taxes on Distributions and Sale of
Fund Shares                                           20.47%       2.09%       8.82%        N/A

S&P 500 Index Fund
Investor Shares
Return Before Taxes                                   27.90%        N/A         N/A       22.60%   07/25/02
Return After Taxes on Distributions                   27.47%        N/A         N/A       22.11%
Return After Taxes on Distributions and Sale of
Fund Shares                                           18.10%        N/A         N/A       19.01%

S&P 500 Index Fund
Institutional Shares
Return Before Taxes                                   28.17%        N/A         N/A       -6.06%   04/28/00
Return After Taxes on Distributions                   27.58%        N/A         N/A       -6.50%
Return After Taxes on Distributions and Sale of
Fund Shares                                           18.27%        N/A         N/A       -5.35%

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                                                                                        Since     Inception
                                                    1 Year      5 Year     10 Year    Inception     Date
                                                  ---------   ---------   ---------   ---------   ---------
Bond Index Fund
Investor Shares
Return Before Taxes                                    3.46%        N/A         N/A        4.35%   09/27/02
Return After Taxes on Distributions                    1.83%        N/A         N/A        2.66%
Return After Taxes on Distributions and Sale of
Fund Shares                                            2.26%        N/A         N/A        2.73%

Bond Index Fund
Institutional Shares
Return Before Taxes                                    3.69%        N/A         N/A        8.44%   04/28/00
Return After Taxes on Distributions                    1.98%        N/A         N/A        5.99%
Return After Taxes on Distributions and Sale of
Fund Shares                                            2.40%        N/A         N/A        5.72%

Large Cap Growth CRT Fund
Return Before Taxes                                   23.42%        N/A         N/A       -7.73%   01/03/00
Return After Taxes on Distributions                   22.90%        N/A         N/A       -7.99%
Return After Taxes on Distributions and Sale of
Fund Shares                                           15.09%        N/A         N/A       -6.59%

Small Cap Growth CRT Fund
Return Before Taxes                                   38.01%        N/A         N/A        1.27%   01/03/00
Return After Taxes on Distributions                   38.01%        N/A         N/A        1.18%
Return After Taxes on Distributions and Sale of
Fund Shares                                           24.72%        N/A         N/A        1.03%

International Equity CRT Fund
Return Before Taxes                                   36.62%        N/A         N/A       -8.19%   01/03/00
Return After Taxes on Distributions                   36.11%        N/A         N/A       -8.34%
Return After Taxes on Distributions and Sale of
Fund Shares                                           23.79%        N/A         N/A       -6.90%

/1/ The reclassification of Investor Shares to Class A Shares occurred as of January 26, 2004; and therefore the performance information provided for Class A Shares reflects the performance of Investor Shares. Class C Shares commenced operations as of January 26, 2004; and, therefore, performance information as of December 31, 2003 is not yet available.

* The total returns for the Multi-Cap Equity Fund's predecessor, the GW&K Equity Fund, are provided in the table above. The calculation of average annual total return reflects the performance of the immediate predecessor the Multi-Cap Equity Fund, the GW&K Equity Fund, a series of Gannett Welsh & Kotler Funds, for periods on or after December 10, 1996 to October 4, 2002, and the performance of the predecessor of the GW&K Equity Fund, the GW&K Equity Fund, L.P. (the "Partnership"), for periods prior to December 10, 1996. It should be noted that
(1) the quoted performance data includes performance for periods before the GW&K Equity Fund's registration statement became effective; (2) the Partnership was not registered under the 1940 Act during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Partnership had been registered under the 1940 Act during such periods, performance may have been adversely affected.

General. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

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From time to time, the yields and the total returns (including total returns after taxes on distributions and redemption) of each class of shares of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time, advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as, the views of the investment advisor as to current market, economic trade and interest rate trends, legislative, regulatory and monetary developments, investments strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling 1-800-426-9363.

Comparative performance information may be used from time to time in advertising the Funds' shares, including, but not limited to, data from Lipper Analytical Services, Inc., the S&P 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers indexes, the Frank Russell Indexes and other industry publications. Each of the Money Market Funds may compare the performance of each class of shares to Money Fund Report, a service of IBC Financial Data, Inc. as well as yield data reported in other national financial publications.

From time to time, the Funds may include in advertisements, sales literature and reports to shareholders general comparative information such as statistical data regarding inflation, securities indices or the features of performance of alternative investments. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any

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Fund. In addition, in such communications, the Advisor may offer opinions on current economic conditions.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Securities of a Fund typically are purchased via a domestic or foreign securities exchange, in the over-the-counter market or pursuant to an underwritten offering. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Portfolio Turnover. A Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. For the fiscal years ended December 31, 2001,2002 and 2003, the portfolio turnover rates for the Intermediate New York Tax-Exempt Fund, Equity Income Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund were 17%, 13% and 10%; 41%, 29% and 24%; 106%, 98% and 110%; 24%,
34% and 36%; 14%, 18% and 20%; 53%, 31% and 42%; and 169%, 307% and 101%,
respectively. It is anticipated that the Intermediate New York Tax-Exempt Fund, Equity Income Fund, Intermediate Investment Grade Fund, Intermediate Tax-Exempt Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund will have a portfolio turnover rate of less than 100%.

For the fiscal years ended December 31, 2001,2002 and 2003, the portfolio turnover rates for the S&P 500 Index Fund, Large Cap Value Fund and Bond Index Fund were 94%, 32% and 40%; 2%, 10% and 12%; and 103%, 149% and 131%,
respectively. It is anticipated that the S&P 500 Index Fund and Large Cap Value Fund will have a portfolio turnover rate of less than 100%. It is anticipated that the Bond Index Fund will continue to have a portfolio turnover rate of not greater than 200%. The fixed income securities in which the Fund will invest are generally traded at a net price with dealers acting as principal for their own accounts and without brokerage commissions. However, other expenses, such as custodial fees and wire charges may be higher during periods of higher turnover.

For the fiscal years ended December 31, 2001, 2002 and 2003, the portfolio turnover rates for the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund were 16%, 21% and 24%; 47%, 27% and 45%; and 48%, 37% and 90%, respectively. It is anticipated that the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund will continue to have a portfolio turnover rate of less than 100%.

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For the fiscal years ended December 31, 2001, 2002 and 2003, the portfolio turnover rates for the Intermediate Government Fund were 44%, 41% and 87%, respectively. It is anticipated that the Intermediate Government Fund will continue to have a portfolio turnover rate of less than 100%.

For the period May 1, 2002 (commencement of operations) to December 31, 2002 and the fiscal year ended December 31, 2003, the portfolio turnover rate for the Enhanced Income Fund was 40% and 87%, respectively. It is anticipated that the Enhanced Income Fund will continue to have a portfolio turnover rate of less than 100%. For the period October 7, 2002 (commencement of operations) to December 31, 2002 and the fiscal year ended December 31, 2003, the portfolio turnover rate for the Multi-Cap Equity Fund was 9% and 24%, respectively. It is anticipated that the Multi-Cap Equity Fund will continue to have a portfolio turnover rate of less than 100%.

For the period May 1, 2003 (commencement of operations) to December 31, 2003, the portfolio turnover rate for the High Yield Fund was 42%. It is anticipated that the High Yield Fund will continue to have a portfolio turnover rate of less than 100%.

Money Market Funds, Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds. Portfolio transactions for each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds will be undertaken principally to accomplish a Fund's objective in relation to expected movements in the general level of interest rates. Each of the Money Market Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may engage in short-term trading consistent with their objectives.

Each of the Money Market Funds' policy of investing only in securities with maturities of less than 397 days will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments that the Money Market Funds make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Money Market Funds.

Equity Funds. In connection with portfolio transactions for the Equity Funds, the overriding objective is to obtain the best possible execution of purchase and sale orders. In selecting a broker, the Advisor (and, in the case of the Multi-Cap Equity Fund and the Large Cap Value Fund, the Subadviser) considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor or the Subadviser decides that the broker chosen will provide the best possible execution. The Advisor or the Subadviser will monitor the reasonableness of the brokerage commissions paid in light of the execution received. The Directors will review regularly the reasonableness of commissions and other transaction costs incurred by the Equity Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, receive reports from the Advisor or the Subadviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor or the Subadviser has allocated brokerage business in the past include economic statistics and forecasting services,

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industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Advisor's or the Subadviser's clients and not solely or necessarily for the benefit of an individual Fund. The Advisor and the Subadviser believe that the value of research services received is not determinable and does not significantly reduce their respective expenses. The Equity Funds will not reduce their respective fees paid to the Advisor or the Subadviser by any amount that might be attributable to the value of such services.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Equity Income Fund, Large Cap Growth Fund, Small Cap Growth Fund and International Equity Fund paid aggregate broker commissions of $369,712, $273,905 and $251,915; $194,890, $211,675 and $196,649; $304,268, $467,605 and $779,570; and $1,379,493,
$1,564,269 and $488,363, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth Fund paid broker commissions of $6,475 to BNY Brokerage Inc., an affiliate of the Advisor This amounted to 3.29% of the aggregate commission paid by the Large Cap Growth Fund and 3.21% of the aggregate dollar amount of principal transactions.

For the fiscal years ended December 31, 2001, 2002 and 2003, the S&P 500 Index Fund and Large Cap Value Fund paid aggregate broker commissions of $13,422, $22,039 and $27,266; and $20,786, $60,974 and $103,709, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2002 and 2003, the Large Cap Value Fund and the S & P 500 Index Fund paid broker commissions of $5,937 and $1,100 and $16 and $147, respectively to BNY ESI & Co., Inc., a wholly owned non-bank subsidiary of The Bank of New York Company, Inc. a separate brokerage affiliate of The Bank of New York, and a member of the New York Stock Exchange and other principal exchanges, and SIPC. This amounted to 9.74% and 1.06% and 0.07% and 0.54% of the aggregate commissions paid by the Large Cap Value Fund and S & P 500 Index Fund, respectively, and 9.76% and 1.79% and 0.08% and 0.52%, respectively, of the aggregate dollar amount of principal transactions. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Value Fund paid $1,186 to BNY Clearing Services LLC, an affiliate of the Advisor. This amounted to 1.14% of the aggregate commissions paid by the Large Cap Value Fund and 2.84% of the aggregate dollar amount of principal transactions.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Large Cap Growth CRT Fund, Small Cap Growth CRT Fund and International Equity CRT Fund paid aggregate broker commissions of $15,818, $14,074 and $16,141; $9,502, $13,258 and $18,130; and $19,801, $10,250 and $19,073, respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Large Cap Growth CRT Fund paid $2,167 to BNY ESI & Co. This amounted to 13.43% of the aggregate commissions paid by the Large Cap Growth CRT Fund and 10.97% of the aggregate dollar amount of principal transactions.

For the period October 7, 2002 (commencement of operations) to December 31, 2002 and fiscal year ended December 31, 2003, the Multi-Cap Equity Fund paid aggregate broker commissions of $25,656 and $63,834 respectively. Of the aggregate commissions paid during the fiscal year ended December 31, 2003, the Multi-Cap Equity Fund paid broker commissions of $1,250 to

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BNY ESI & Co., Inc. This amounted to 1.96% of the aggregate commission paid by the Multi-Cap Equity Fund and 1.67% of the aggregate dollar amount of principal transactions.

Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor or the subadviser may allocate a portion of any or all of the Equity Funds' portfolio brokerage transactions to affiliates of the Advisor or the subadviser. In order for affiliates of the Advisor or the subadviser to effect any portfolio transactions for the Equity Funds, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors, including a majority of the Directors who are not "interested persons", have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

Portfolio securities will not be purchased from or through or sold to or through the Funds' Administrator, Distributor, Advisor (or the subadviser) or any "affiliated person", as defined in the 1940 Act, of the Co-Administrators, Distributor or Advisor (or the subadviser) when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities during the existence of any underwriting group (or the subadvisers) relating thereto of which the Advisor, the subadviser or any of their respective affiliates of the Advisor is a member, except to the extent permitted by law.

On those occasions when the Advisor (or the subadviser) deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including the other Funds, to the extent permitted by applicable laws and regulations, the Advisor (or the subadviser) may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor (or the subadviser), in the manner it considers to be most equitable and consistent with the Advisor's (or the subadviser's) fiduciary obligations to the Fund. In some instances, this procedure might adversely affect a Fund.

If a Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Advisor (or the subadviser) for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

>

As of December 31, 2003, BNY Hamilton held equity securities and debt obligations of its regular broker-dealers, in the amounts indicated below:

                                      Value
Security                         (in thousands)
------------------------------   --------------
Morgan Stanley                   $      609,651
Citigoup, Inc.                   $      462,041
Goldman Sachs Group, Inc.        $      279,855
JP Morgan Chase & Co.            $      242,238
Merrill Lynch & Co. Inc.         $       61,784
Societe Generale                 $       50,876
Lehman Brothers Holdings, Inc.   $        3,073
Credit Suisse                    $        2,037
UBS AG                           $        1,375
Deutsche Bank AG                 $          314

                              DESCRIPTION OF SHARES

BNY Hamilton is a registered, open-end investment company organized under the laws of the State of Maryland on May 1, 1992. The Articles of Incorporation currently permit the Corporation to issue 35,000,000,000 shares of common stock, par value $0.001 per share, of which shares have been classified as follows:

                                                             Number of Shares of
       Name of Series and Classes Thereof                    Common Allocated
----------------------------------------------------------   -------------------
BNY Hamilton Money Fund
   Hamilton Shares                                                 7,000,000,000
   Premier Shares                                                  3,000,000,000
   Classic Shares                                                  3,000,000,000
BNY Hamilton Treasury Money Fund
   Hamilton Shares                                                 2,000,000,000
   Premier Shares                                                  2,000,000,000
   Classic Shares                                                  2,000,000,000
BNY Hamilton New York Tax-Exempt Money Fund
   Hamilton Shares                                                 2,000,000,000
   Premier Shares                                                  2,000,000,000
   Classic Shares                                                  2,000,000,000
BNY Hamilton Equity Income Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000

>

                                                             Number of Shares of
       Name of Series and Classes Thereof                    Common Allocated
----------------------------------------------------------   -------------------
   Class C Shares                                                    200,000,000
BNY Hamilton Large Cap Growth Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton Small Cap Growth Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton Multi-Cap Equity Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton International Equity Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton Intermediate Government Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton Intermediate Investment Grade Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton High Yield Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton Intermediate New York Tax-Exempt Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton Intermediate Tax-Exempt Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton Large Cap Growth CRT Fund                               200,000,000
BNY Hamilton International Equity CRT Fund                           200,000,000
BNY Hamilton Small Cap Growth CRT Fund                               200,000,000
BNY Hamilton Large Cap Value Fund
   Institutional Shares                                              200,000,000
   Class A Shares                                                    200,000,000
   Class C Shares                                                    200,000,000
BNY Hamilton S&P 500 Fund
   Institutional Shares                                              200,000,000
   Investor Shares                                                   200,000,000
BNY Hamilton U.S. Bond Market Index Fund
   Institutional Shares                                              200,000,000
   Investor Shares                                                   200,000,000
BNY Hamilton Enhanced Income Fund
   Institutional Shares                                              400,000,000
   Class A Shares                                                    400,000,000
   Class C Shares                                                    400,000,000
Undesignated Common Stock                                            800,000,000

>

Shares of BNY Hamilton do not have preemptive or conversion rights and are fully paid and nonassessable by BNY Hamilton. The rights of redemption and exchange are described in the appropriate Prospectus and elsewhere in this Statement of Additional Information.

The shareholders of each Fund are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successor; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of BNY Hamilton not to hold annual shareholder meetings. The Directors may call shareholder meetings for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation.

BNY Hamilton, if requested to do so by the holders of at least 10% of shareholders of all series aggregated as a class, will call a meeting of shareholders for the purpose of voting upon the question of the removal of a director or directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

The Articles of Incorporation contain a provision permitted under the Maryland General Corporation Law that under certain circumstances eliminates the personal liability of the Directors to BNY Hamilton or its shareholders. The Articles of Incorporation and the Bylaws of BNY Hamilton provide that BNY Hamilton will indemnify the Directors, officers and employees of the Funds to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with BNY Hamilton. However, nothing in the Articles of Incorporation or the Bylaws of BNY Hamilton protects or indemnifies a Director, officer or employee against any liability to BNY Hamilton or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

For information relating to mandatory redemption of Fund shares or, under certain circumstances, their redemption at the option of the Funds, see "Redemption of Shares" in the Prospectuses.

No single person beneficially owns 25% or more of the Corporation's voting securities. The following table sets forth the name, address and percentage of ownership of each person who is known by the Registrant to own, of record or beneficially, 5% or more of any class of BNY Hamilton's outstanding equity securities as of March 31, 2004 :

>

------------------------------------------------------------------------------------------------------------
                                                                             CLASS AND TYPE OF    PERCENTAGE
       FUND                                 NAME AND ADDRESS ##                  OWNERSHIP         OF CLASS
------------------------------------------------------------------------------------------------------------
Money Fund                                                                  Classic Shares
                                    Lexington Capital Partners (1)          Record Owner                 7.5%
------------------------------------------------------------------------------------------------------------
Money Fund                          Knight Financial Products, LLC (2)      Classic Shares
                                                                            Record Owner                 7.2%
------------------------------------------------------------------------------------------------------------
Money Fund                          Hare & Co. (3)                          Hamilton Shares
                                                                            Record Owner               69.01%
------------------------------------------------------------------------------------------------------------
Money Fund                          Chase Manhattan Bank                    Hamilton Shares
                                    Grange Primary Trust (4)                Record Owner                12.1%
------------------------------------------------------------------------------------------------------------
Money Fund                          Hare & Co. (3)                          Premier Shares
                                                                            Record Owner                69.5%
------------------------------------------------------------------------------------------------------------
Money Fund                          US Airways (5)                          Premier Shares
                                                                            Record Owner                 5.6%
------------------------------------------------------------------------------------------------------------
Treasury Money Fund                 KPMG LLP (6)                            Hamilton Shares
                                                                            Record Owner                18.9%
------------------------------------------------------------------------------------------------------------
Treasury Money Fund                 Hare & Co. (3)                          Hamilton Shares
                                                                            Record Owner                16.4%
------------------------------------------------------------------------------------------------------------
Treasury Money Fund                 Media News Group, Inc. (7)              Hamilton Shares
                                                                            Record Owner                 7.0%
------------------------------------------------------------------------------------------------------------
Treasury Money Fund                 Acquisition Fund Three LP (8)           Hamilton Shares
                                                                            Record Owner                 7.0%
------------------------------------------------------------------------------------------------------------
Treasury Money Fund                 Suecia Holding Corporation (9)          Hamilton Shares
                                                                            Record Owner                 6.7%
------------------------------------------------------------------------------------------------------------
Treasury Money Fund                 Hare & Co., Next Day Sweep Account (3)  Premier Shares
                                                                            Record Owner                86.7%
------------------------------------------------------------------------------------------------------------
Treasury Money Fund                 Twin Laboratories (10)                  Classic Shares
                                                                            Record Owner                 8.2%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Bela Szigethy (11)                      Classic Shares
Money Fund                                                                  Record Owner                15.9%
-------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Barry Kostiner, Kimberly Kostiner (12)  Classic Shares
Money Fund                                                                  Record Owner                 9.1%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Kelco Holding Co. (13)                  Classic Shares
Money Fund                                                                  Record Owner                 7.6%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Paul Elmowsky, Julia Elmowsky (14)      Classic Shares
Money Fund                                                                  Record Owner                 7.2%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Mark D. Lutchen (15)                    Classic Shares
Money Fund                                                                  Record Owner                 6.8%
-------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Judith Rhulen (16)                      Classic Shares
Money Fund                                                                  Record Owner                 5.4%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Hare & Co. (3)                          Hamilton Shares
Money Fund                                                                  Record Owner                29.0%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 GE Capital Management & Advisors LLC    Hamilton Shares
Money Fund                          (17)                                    Record Owner               16.63%
-------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Nathan & Shirley Brodsky (18)           Hamilton Shares
Money Fund                                                                  Record Owner                13.6%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Karim Hakim (19)                        Hamilton Shares
Money Fund                                                                  Record Owner                13.3%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Richard Meier (20)                      Hamilton Shares
Money Fund                                                                  Record Owner                 7.9%
-------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Limited Service Corporation (21)        Hamilton Shares
Money Fund                                                                  Record Owner                 7.2%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Green Family Management LLC (22)        Hamilton Shares
------------------------------------------------------------------------------------------------------------

>

------------------------------------------------------------------------------------------------------------
                                                                             CLASS AND TYPE OF    PERCENTAGE
       FUND                                 NAME AND ADDRESS ##                  OWNERSHIP         OF CLASS
------------------------------------------------------------------------------------------------------------
Money Fund                                                                  Record Owner                 6.6%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Robert C. Quinlan (23)                  Hamilton Shares
Money Fund                                                                  Record Owner                 5.1%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Hare & Co. (3)                          Premier Shares
Money Fund                                                                  Record Owner                67.6%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Mark Buller, Marjam Supply Co.(24)      Premier Shares
Money Fund                                                                  Beneficial Owner            11.2%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 K R Brine, LP (25)                      Premier Shares
Money Fund                                                                  Beneficial Owner            15.7%
------------------------------------------------------------------------------------------------------------
New York Tax Exempt                 Robert D. L. Gardiner (26)              Premier Shares
Money Fund                                                                  Beneficial Owner             5.6%
------------------------------------------------------------------------------------------------------------
Equity Income Fund                  The Bank of New York, Profit Sharing    Institutional Shares
                                    Plan (27)                               Record Owner                29.8%
------------------------------------------------------------------------------------------------------------
Equity Income Fund                  Henry Phillip Kraft Family Memorial     Institutional Shares
                                    Fund New York Community Trust(28)       Beneficial Owner            6.0%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                The Bank of New York, Profit Sharing    Institutional Shares
                                    Plan (27)                               Record Owner                13.4%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Peter Askin, Samuel Lewis Askin (29)    Class A Shares
                                                                            Record Owner                15.3%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Veronica Zonana (30)                    Class A Shares
                                                                            Record Owner                12.1%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Lynn Federici (31)                      Class A Shares
                                                                            Record Owner                10.4%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Peter Askin, John David Askin (29)      Class A Shares
                                                                            Record Owner                 8.3%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                G. Allen Fowlkes (32)                   Class A Shares
                                                                            Record Owner                 6.9%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Bear Stearns Securities Corp. FBO       Class A Shares
                                    222-98386-16,  (33)                     Record Owner                 5.8%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Barbara Timon (34)                      Class A Shares
                                                                            Record Owner                 5.3%
------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                Kim Livingston (35)                     Class A Shares
                                                                            Record Owner                 5.0%
------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund               The Bank of New York, Profit Sharing    Institutional Shares
                                    Plan (27)                               Record Owner                 5.8%
------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund               The Bank of New York, Promedica Health  Class A Shares
                                    Systems 401k Plan (2 7)                 Record Owner                32.6%
------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund               The Bank of New York, ESI Securities    Class A Shares
                                    401k Plan (257)                         Record Owner                19.3%
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               JP Morgan Chase, Dell Computer 401k     Institutional Shares
                                    (36)                                    Record Owner                8.21%
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               The Bank of New York, Various           Institutional Shares
                                    Retirement Plans (27)                   Record Owner                 8.2%
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               Fidelity Management Trust Co., Hewlett  Institutional Shares
                                    Packard 401k Plan (37)                  Record Owner                 5.6%
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               UMB Bank NA, Cadence Design Systems     Class A Shares
                                    Inc. 401k Plan (38)                     Record Owner                29.9%
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               Charles Schwab & Co, Special Custody    Class A Shares
                                    FBO Our Customers (39)                  Record Owner                25.1%
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               The Bank of New York, ESI Securities    Class A Shares
------------------------------------------------------------------------------------------------------------

>

------------------------------------------------------------------------------------------------------------
                                                                             CLASS AND TYPE OF    PERCENTAGE
       FUND                                 NAME AND ADDRESS ##                  OWNERSHIP         OF CLASS
------------------------------------------------------------------------------------------------------------
                                    401 Plan (27)                           Record Owner                 7.9%
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund               Wilmington Trust Comp TTEE
                                    FBO Legacy Health Systems Benefit       Class A Shares
                                    Plan (40)                               Record Owner                 7.5%
------------------------------------------------------------------------------------------------------------
Multi-Cap Equity Fund               Jupiter & Co (41)                       Class A Shares
                                                                            Record Owner                41.8%
------------------------------------------------------------------------------------------------------------
International Equity Fund           The Bank of New York, Profit Sharing    Institutional Shares
                                    Plan (27)                               Record Owner                 8.4%
------------------------------------------------------------------------------------------------------------
International Equity Fund           The Bank of New York, Promedica Health  Class A Shares
                                    Systems 401k Plan (27)                  Record Owner                31.1%
------------------------------------------------------------------------------------------------------------
International Equity Fund           Pauline C. Metcalf, Pauline C Metcalf   Class A Shares
                                    Trust (42)                              Record Owner                29.3%
------------------------------------------------------------------------------------------------------------
Intermediate Government Fund        Bank of New York Profit Sharing Plan    Institutional Shares
                                    (27)                                    Record Owner                40.9%
------------------------------------------------------------------------------------------------------------
Intermediate Government Fund        The Bank of New York, Promedica Health  Class A Shares
                                    Systems 401k Plan (27)                  Record Owner                15.5%
------------------------------------------------------------------------------------------------------------
Intermediate Government Fund        Heidi Stamas (43)                       Class A Shares
                                                                            Record Owner                13.4%
------------------------------------------------------------------------------------------------------------
Intermediate Government Fund        Michael W. O'Connell (44)               Class A Shares
                                                                            Record Owner                10.3%
------------------------------------------------------------------------------------------------------------
Intermediate Government Fund        The Bank of New York, ESI Securities    Class A Shares
                                    401 Plan (27)                           Record Owner                 9.7%
------------------------------------------------------------------------------------------------------------
Intermediate Investment Grade Fund  The Bank of New York, Promedica Health  Class A Shares
                                    Systems 401k Plan (27)                  Record Owner                24.4%
------------------------------------------------------------------------------------------------------------
Intermediate Investment Grade Fund  The Bank of New York, Park              Class A Shares
                                    Electrochemical (27)                    Record Owner                15.7%
------------------------------------------------------------------------------------------------------------
Intermediate Investment Grade Fund  HSBC Bank USA (45)                      Class A Shares
                                                                            Record Owner                14.2%
------------------------------------------------------------------------------------------------------------
Enhanced Income Fund                Jack M. Dodick, Lynne B. Dodick (46)    Class A Shares
                                                                            Record Owner                32.8%
------------------------------------------------------------------------------------------------------------
Enhanced Income Fund                Astrid Heidenreich, Wilimot L. Harris   Class A Shares
                                    Jr. (47)                                Record Owner                18.3%
------------------------------------------------------------------------------------------------------------
Enhanced Income Fund                Alice M. Graham, Marjory Tait (48)      Class A Shares
                                                                            Record Owner                 9.6%
------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund        Sylvia Scheuer (49)                     Class A Shares
                                                                            Record Owner                25.1%
------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund        Brian Poissant                          Class A Shares
                                    Christine Poissant JTWROS (50)          Record Owner                13.4%
------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund        Harry C. Jones                          Class A Shares
                                    Carolyn Thomas Jones (51)               Record Owner                11.4%
------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund        SBA I. & Co. LLC                        Class A Shares
                                    Tag Associates LLC as TTEE (49)         Record Owner                10.5%
------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund        Darlane Hoffman                         Class A Shares
                                    Larry G. Hoffman (52)                   Record Owner                 6.7%
------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund        Benjamin D. Scheuer Tag Associates LLC  Class A Shares
                                    as TTEE (49)                            Record Owner                 5.3%
------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Fund        Adam J. Scheuer Tag Associates LLC as   Class A Shares
                                    TTEE (49)                               Record Owner                 5.1%
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  Wendel & Co. (53)                       Institutional Shares
                                                                            Record Owner                24.6%
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  Bank of New York, Profit Sharing        Institutional Shares
------------------------------------------------------------------------------------------------------------

>

------------------------------------------------------------------------------------------------------------
                                                                             CLASS AND TYPE OF    PERCENTAGE
       FUND                                 NAME AND ADDRESS ##                  OWNERSHIP         OF CLASS
------------------------------------------------------------------------------------------------------------
                                    Plan (27)                               Record Owner                30.8%
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  PSEG Rabbi, Various Accounts (54)       Institutional
                                                                            Shares Beneficial           10.8%
                                                                            Owner
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  Lighthouse International (55)           Institutional
                                                                            Shares Beneficial            9.9%
                                                                            Owner
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  The Bank of New York, Promedica Health  Institutional Shares         7.7%
                                    Systems 401k Plan (27)                  Record Owner
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  The Bank of New York, MedTech           Investor Shares
                                    Laboratories (27)                       Record Owner                43.0%
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  Joanne Wickoff (56)                     Investor Shares
                                                                            Record Owner                11.5%
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  James Lark (57)                         Investor Shares
                                                                            Record Owner                 9.6%
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  Hildegard Kruger, Guiseppe Fanciulli    Investor Shares
                                    (58)                                    Record Owner                 5.5%
------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                  The Bank of New York, Programmers       Investor Shares
                                    Paradise Inc. Savings Plan (27)         Record Owner                 5.4%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         PSEG Rabbi (54)                         Institutional Shares
                                                                            Beneficial Owner            48.0%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         Wendel & Co. (53)                       Institutional Shares
                                                                            Record Owner                43.6%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         Bank of New York Profit Sharing Plan    Institutional Shares
                                    (27)                                    Record Owner                 9.3%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         Anne Marie Miller (59)                  Investor Shares
                                                                            Record Owner                28.8%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         Jacqueline Clifford (60)                Investor Shares
                                                                            Record Owner                26.3%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         Elizabeth Anne Clark (61)               Investor Shares
                                                                            Record Owner                17.7%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         Stephanie S. Gaj, The Minnie Petise     Investor Shares
                                    Trust (62)                              Record Owner                 8.7%
------------------------------------------------------------------------------------------------------------
U.S. Bond Market Index Fund         Lorna B. Whitson (63)                   Investor Shares
                                                                            Record Owner                 8.3%
------------------------------------------------------------------------------------------------------------
High Yield Fund                     Thomas M. Heyman (64)                   Class A Shares
                                                                            Record Owner                41.4%
------------------------------------------------------------------------------------------------------------
High Yield Fund                     Arthur David Sokolow (65)               Class A Shares
                                                                            Record Owner                15.2%
------------------------------------------------------------------------------------------------------------
Large Cap Growth CRT Fund           Post & Co. (66)                         CRT Shares
                                                                            Record Owner                17.0%
------------------------------------------------------------------------------------------------------------
Small Cap Growth CRT Fund           Post & Co. (66)                         CRT Shares
                                                                            Record Owner                22.5%
------------------------------------------------------------------------------------------------------------
International Equity CRT Fund       Post & Co. (66)                         CRT Shares
                                                                            Record Owner                29.8%
------------------------------------------------------------------------------------------------------------

## Shareholder Addresses

(1)  660 Madison Avenue, 23/rd/ Floor, New York, NY 10021

(2)  525 Washington Blvd., 23/rd/ Floor, Jersey City, NJ 07310

(3)  111 Sanders Creek Parkway, Attn: STIF Dept., East Syracuse, NY 13057

>

(4)  600 Travis, 51/st/ Floor, Houston, TX 77002

(5)  2345 Crystal Drive, Arlington, VA 07310

(6)  3 Chestnutridge Road, Attn: Bruce Backman, Montvale, NJ 07645

(7)  1560 Broadway, Suite 2100, Denver, CO 80202

(8) 375 Park Avenue, Suite 2800, Ehrenkranz & Ehrenkranz LLP/Dennis Hook, New York, NY 10152

(9)  25 Smith Street, Suite 305, Attn: Scott Gottesman, Nanuet, NY 10954

(10) 150 Motor Parkway, Hauppauge, NY 11788

(11) 2 Lake Road, Lake Hopatcong, NJ 07849

(12) 252 G. Kearsing Parkway, Monsey, NY 10952

(13) 40 Clinton Street, Pleasantville, NY 10570

(14) P.O. Box 427, Monsey, NY 10952

(15) 10 Westwood Drive, Harrison, NY 10528

(16) 277 Starlight Drive, Monticello, NY 12701

(17) 390 Park Avenue, New York, NY 10021

(18) 400 W 59/th/ Street, New York, NY 10019

(19) 425 E. 61/st/ Street, 5/th/ Floor, New York, NY 10021

(20) 475 10/th/ Avenue, New York, NY 10018

(21) 3 Limited Parkway, Columbus, OH 43230

(22) 111 East 65/th/ Street, New York, NY 10021

(23) 101 West 70/th/ Street, New York, NY 10023

(24) 885 Conklin Street, Farmingdale, NY 11735

(25) PO Box 809, Katonah, NY 10536-0809

(26) P.O. Box 262, Palm Beach, FL 33480

(27) 3 Manhattanville Road, Suite 103, Purchase, NY 10577

(28) c/o Heidi Hotzler, 2 Park Avenue, 24/th/ Floor, New York, NY 10016

(29) 126 West 78/th/ Street, New York, NY 10024

(30) 115 St. George's Square, London SWIV 3QP England, 205

>

(31) 68 New Street, Ridgefield, CT 06877

(32) 81 Lorrillard Road, Tuxedo Park, NY 10987

(33) 1 Metrotech Center North, Brooklyn, NY 11201

(34) 550 Davis Street, Apt. 33, San Francisco, CA 94111

(35) 16 Milestone Court, Apartment 33, Ridgefield CA 94111

(36) Attn: Daniel Litt, 3 Metrotech Center, 6/th/ Floor, Brooklyn, NY 11245

(37) 82 Devonshire Street, 21M, Boston, MA 02109

(38) c/o JP Morgan/Amer/Century Ret Plan Serv, 9300 Ward Parkway, Kansas City, MO 64114

(39) 101 Montgomery Street, San Franisco CA 94104

(40) P.O. Box 8880, c/o Mutual Funds, Wilmington, DE 19899

(41) P.O. Box 9130 FPG90, C/O Investors Bank & Trust, Boston, MA 02117

(42) 22 Parsonage St, Providence RI 02903

(43) 300 Central Park West, New York, NY 10024

(44) 1821 Glenneyre St, Laguna Beach, CA 92651

(45) One HSBC Center, 17/th/ Floor, Buffalo, NY 14203

(46) 45 Trails End Road, Weston CT 06883

(47) 320 Post Road, Darien, CT 06820

(48) 82 Bruce Park Avenue, Greenwich, CT 06830

(49) 75 Rockefeller Plaza, Suite 900, c/o Tag Associates LLC, New York, NY 10019

(50) 3 The Ridge, Manhasset NY 10030

(51) 3145 O Street NW, Washington DC, 20007

(52) PO Box 2654, Hamilton Square, NJ 08690

(53) P.O. Box 1066, New York, NY 10286

(54) 80 Park Plaza, Newark, NJ 07102

(55) 111 East 59/th/ Street, New York, NY 10022

(56) 710 Smoke Hollow Trail, Franklin Lakes, NJ 07417

(57) 44 Sydney Avenue, Malverne, NY 11565

>

(58) 35 Paddock Road, Ho Ho Kus, NJ 07423

(59) 20 Algonquin Drive, Newburgh, NY 12550

(60) 84 Ray Blvd., Poughkeepsie, NY 12603

(61) 36 Wyandamere Drive, Woodcliff Lake, NJ 07677

(62) P.O. Box 556, Suffield CT 06078

(63) 7 Roger Sherman Place, Rye, NY 10580

(64) 14 Vitkin Street, 63474 Tel Aviv Israel 099

(65) 3801 Hudson Manor Terrace, Apt. 5T, Bronx, NY 10463

(66) P.O Box 1066, New York, NY 10268

(67)

BNY Hamilton's officers and directors, taken as a group, own less than 1% of the shares of each of the Funds.

                                      TAXES

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") generally will be applied to each Fund separately, rather than BNY Hamilton as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for each Fund.

Each Fund intends to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Tax Code. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed at least annually. If for any year any Fund does not qualify as a regulated investment company, all of its

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taxable income, including its net capital gain, will be subject to tax at the regular corporate rate, with no deduction for distributions to shareholders. Such distributions will generally be taxable to shareholders as qualified dividend income (as discussed below), and will generally result in a dividends received deduction for a corporate shareholder.

Under the Tax Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses (other than exempt-interest dividends distributed by either of the Tax-Exempt Fixed Income Funds, as described below) are generally taxable to shareholders of the Funds whether such distributions are taken in cash or reinvested in additional shares.

Dividends of net investments income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholder as ordinary income rates. Not all dividends from all Funds are expected to be qualified dividend income.

Each of the Equity Funds (other than the International Equity Fund) expects that a portion of these distributions to their respective corporate shareholders will be eligible for the 70% dividends-received deduction. Distributions from all other Funds will not be eligible for the dividends-received deduction. Distributions of net long-term capital gains (i.e., net long-term capital gains in excess of net short-term capital losses) are taxable to shareholders of a Fund as long-term capital gains, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund, and are not eligible for the dividends-received deduction. Individual shareholders will be subject to federal income tax on distributions of net long-term capital gains recognized before June 1, 2009 at a maximum rate of 15% if designated as derived from a Fund's capital gains from property held for more than one year.

A gain or loss realized by a shareholder on the redemption, sale or exchange of shares held as a capital asset will be capital gain or loss and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Individual shareholders will be subject to federal income tax on long-term capital gain recognized before June 1, 2009 at a maximum rate of 15% in respect of shares held for more than one year. Capital gain of a

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corporate shareholder is taxed at the same rate as ordinary income. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Any such loss may be disallowed in the case of either of the Tax-Exempt Fixed Income Funds. See "Tax-Exempt Funds" below. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

Prospective investors in any of the Equity Funds, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds should be aware that distributions of net investment income or net long-term capital gains from these Funds will have the effect of reducing the net asset value of each class of each Funds' shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution represents a return of invested capital. Investors should consider the tax implications of buying shares in these Funds just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, a Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale price for the securities sold.

Under the Tax Code, gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Forward currency contracts, options and futures contracts entered into by a Fund may create "straddles" for federal income tax purposes and this may affect the character and timing of gains or losses realized by a Fund on forward currency contracts, options and futures contracts or on the underlying securities.

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Certain options, futures and foreign currency contracts held by a Fund at the end of each fiscal year will be required to be "marked-to-market" for federal income tax purposes (i.e., treated as having been sold at market value). For options and futures contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss, regardless of how long the Fund has held such options or futures. Any gain or loss recognized on foreign currency contracts will be treated as ordinary income, unless an election under Section 988 (a) (1) (B) of the Tax Code is made, in which case the rule for options and futures contracts will apply.

The International Equity Fund will, and the Equity Income Fund, the High Yield Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may, invest in equity securities of foreign issuers. If these Funds purchase shares in certain foreign investment companies, known as "passive foreign investment companies" ("PFICs"), they may be subject to federal income tax on a portion of an "excess distribution" from such passive foreign investment companies or gain from the disposition of such shares, even though such income may have to be distributed as a taxable dividend by a Fund to its respective shareholders. In addition, certain interest charges may be imposed on such Equity Fund or its respective shareholders in respect of unpaid taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, such Equity Fund would be required each year to include in its income and distribute to shareholders a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund. Alternatively, for each taxable year, such Equity Fund will be permitted to "mark-to-market" any marketable stock held by a Fund in a passive foreign investment company. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distributions requirements of the Tax Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years. Notwithstanding any election made by any Fund, dividends received from the Fund will not constitute qualified dividend income (as discussed above) if that Fund is a PFIC either in the taxable year of the distribution or the preceding taxable year. Instead, distributions will be taxed at ordinary income rates.

It is expected that the Money Fund, the Equity Income Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the International Equity Fund, the Intermediate Investment Grade Fund, the Multi-Cap Equity Fund, the Enhanced Income Fund, the Large Cap Value Fund, the Large Cap Growth CRT Fund, the Small Cap Growth CRT Fund and the International Equity CRT Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries. The International Equity Fund and the International Equity CRT Fund intend to elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund, with the result that each shareholder will (i) include in gross income, even

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though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met.

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

Foreign Shareholders. Dividends of net investment income and distributions of realized net short-term gains in excess of net long-term losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a United States trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to United States individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to United States tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a foreign shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a non-resident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold United States federal income tax at the rate of 30% unless IRS Form W-8 is provided. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders in these Funds are urged to consult their own tax advisers with respect to the particular tax consequences.

Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to United States federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for United States federal estate tax purposes.

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Tax-Exempt Funds. The Tax-Exempt Fixed Income Funds and the New York Tax-Exempt Money Fund intend to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of their total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by such Tax-Exempt Fund that consists of interest received by the Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from such Tax-Exempt Fund. In view of each Tax-Exempt Fund's investment policies, it is expected that substantially all dividends will be exempt-interest dividends, although each Tax-Exempt Fund may from time to time realize and distribute net short-term capital gains or other minor amounts of taxable income.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of each Tax-Exempt Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of the Funds' shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Tax Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Tax-Exempt Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders. The Tax-Exempt Funds are permitted to invest up to 20% of their respective assets in private activity bonds the interest from which is a preference item for purposes of alternative minimum tax. Moreover, exempt-interest dividends paid to a corporate shareholder by a Tax-Exempt Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to .12% of a corporation's modified alternative taxable income in excess of $2 million, and
(iii) in determining the foreign branch profits tax imposed on effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

Holders of shares of either class of each Tax-Exempt Fund who are subject to New York State and New York City personal income taxes on dividends will not be subject to such tax on distributions from the respective Tax-Exempt Fund to the extent that the distributions qualify as exempt-interest dividends and represent income attributable to federally tax-exempt obligations of the State of New York and its subdivisions, agencies and instrumentalities (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes, such as, for example, certain obligations of Puerto Rico). To the extent that distributions from either class of each Tax-Exempt Fund are derived from other income, including long- and short-term capital gains and income from securities lending, such distributions will not be exempt from New York State or New York City personal income taxes.

Distributions from each Tax-Exempt Fund are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

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Annual statements as to the portion of distributions of the Tax-Exempt Funds that are attributable to interest that is exempt from federal income tax and, in the case of the New York Tax-Exempt Money Fund and the Intermediate New York Tax-Exempt Fund, New York State and City personal income tax will be provided to shareholders shortly after the end of the taxable year.

           SPECIAL CONSIDERATIONS RELATING TO INVESTMENTS IN NEW YORK
                             MUNICIPAL OBLIGATIONS

Appendix B contains the Annual Information Statement of the State of New York, as updated or supplemented to the date specified therein. The Annual Information Statement, as updated or supplemented, contains special factors affecting the Intermediate New York Tax-Exempt Fund and the New York Tax-Exempt Money Fund. Such information is derived from public official documents relating to securities offerings of New York issuers which are generally available to investors as indicated in Appendix B. Each Fund has no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The information in Appendix B does not purport to be a complete description of all considerations regarding investment in New York municipal obligations.

                             SPECIMEN PRICE MARK-UP

Under the current distribution arrangements between each Fund and the Distributor, Class A shares are sold with a maximum initial sales charges set forth in the tables below, and Class C shares are sold at NAV. Using the NAV of each Fund at December 31, 2003, the maximum offering price of the Funds' shares is as follows:

Equity Income Fund
Class A
Net asset value and redemption price per Class A share*      $  12.33
Maximum initial sales charge (5.25% of offering price)           0.68
Maximum offering price to public                                13.01
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             12.33
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Large Cap Value Fund
Class A
Net asset value and redemption price per Class A share*      $  10.03
Maximum initial sales charge(5.25% of offering price)            0.56
Maximum offering price to public                                10.59
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             10.03
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

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Large Cap Growth Fund
Class A
Net asset value and redemption price per Class A share*      $   9.43
Maximum initial sales charge(5.25% of offering price)            0.52
Maximum offering price to public                                 9.95
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                              9.43
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Small Cap Growth Fund
Class A
Net asset value and redemption price per Class A share*      $  15.46
Maximum initial sales charge(5.25% of offering price)            0.86
Maximum offering price to public                                16.32
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             15.46
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Multi-Cap Equity Fund
Class A
Net asset value and redemption price per Class A share*      $  12.81
Maximum initial sales charge(5.25% of offering price)            0.71
Maximum offering price to public                                13.52
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             12.81
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

International Equity Fund
Class A
Net asset value and redemption price per Class A share*      $   9.77
Maximum initial sales charge(5.25% of offering price)            0.54
Maximum offering price to public                                10.31
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                              9.77
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Enhanced Income Fund
Class A
Net asset value and redemption price per Class A share*      $   2.00
Maximum initial sales charge(1.50% of offering price)            0.03
Maximum offering price to public                                 2.03
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                              2.00
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

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Intermediate Government Fund
Class A
Net asset value and redemption price per Class A share*      $  10.27
Maximum initial sales charge(4.25% of offering price)            0.46
Maximum offering price to public                                10.73
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             10.27
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate Investment Grade Fund
Class A
Net asset value and redemption price per Class A share*      $  10.30
Maximum initial sales charge(4.25% of offering price)            0.46
Maximum offering price to public                                10.76
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             10.30
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate Tax-Exempt Fund
Class A
Net asset value and redemption price per Class A share*      $  10.30
Maximum initial sales charge(4.25% of offering price)            0.46
Maximum offering price to public                                10.76
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             10.30
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

Intermediate New York Tax-Exempt Fund
Class A
Net asset value and redemption price per Class A share*      $  11.01
Maximum initial sales charge(4.25% of offering price)            0.49
Maximum offering price to public                                11.50
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             11.01
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

High Yield Fund
Class A
Net asset value and redemption price per Class A share*      $  10.23
Maximum initial sales charge(4.25% of offering price)            0.45
Maximum offering price to public                                10.68
Class C
Net Asset value, offering price and redemption price
 per Class C share*                                             10.23
*Class C shares are subject to a contingent deferred sales charge on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

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                              FINANCIAL STATEMENTS

The following financial information is hereby incorporated by reference to the indicated pages of the Equity Funds' Annual Report to shareholders dated December 31, 2003 Because Class C Shares of the applicable Funds had not commenced operations as of the date of the Annual Report to shareholders, there are no financial statements to include in the SAI with respect to Class C Shares of the applicable Funds.

                                                                            Page
Questions & Answers                                                           5

BNY Hamilton Large Cap Growth Fund
Schedule of Investments                                                       24
Statement of Assets and Liabilities                                           27
Statement of Operations                                                       27
Statements of Changes in Net Assets                                           28
Financial Highlights                                                          29

BNY Hamilton Small Cap Growth Fund
Schedule of Investments                                                       38
Statement of Assets and Liabilities                                           43
Statement of Operations                                                       43
Statement of Changes in Net Assets                                            44
Financial Highlights                                                          45

BNY Hamilton Equity Income Fund
Schedule of Investments                                                       52
Statement of Assets and Liabilities                                           56
Statement of Operations                                                       56
Statement of Changes in Net Assets                                            57
Financial Highlights                                                          58

BNY Hamilton S&P 500 Index Fund
Schedule of Investments                                                       70
Statement of Assets and Liabilities                                           83
Statement of Operations                                                       83
Statements of Changes in Net Assets                                           84
Financial Highlights                                                          85

BNY Hamilton Large Cap Value Fund
Schedule of Investments                                                       31
Statement of Assets and Liabilities                                           34
Statement of Operations                                                       34
Statements of Changes in Net Assets                                           35
Financial Highlights                                                          36

BNY Multi-Cap Equity Fund
Schedule of Investments                                                       47
Statement of Assets and Liabilities                                           49
Statement of Operations                                                       49
Statements of Changes in Net Assets                                           50
Financial Highlights                                                          51

BNY Hamilton International Equity Fund
Schedule of Investments                                                       60
Industry Diversification                                                      65
Statement of Assets and Liabilities                                           66
Statement of Operations                                                       66
Statement of Changes in Net Assets                                            67
Financial Highlights                                                          68

Notes to Financial Statements                                                 87

Report of Independent Auditors                                                98

Directors and Officers                                                        99

The following financial information is hereby incorporated by reference to the indicated pages of the Fixed Income Funds' Annual Report to shareholders dated December 31, 2003. Because Class C Shares of the applicable Funds had not commenced operations as of the date of the Annual Report to shareholders, there are no financial statements to include in the SAI with respect to Class C Shares.

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                                                                            Page
Questions & Answers                                                            4

BNY Hamilton Intermediate Tax- Exempt Fund
Schedule of Investments                                                       22
Diversification by State                                                      32
Statement of Assets and Liabilities                                           33
Statement of Operations                                                       33
Statements of Changes in Net Assets                                           34
Financial Highlights                                                          35

BNY Hamilton Intermediate
Government Fund
Schedule of Investments                                                       49
Statement of Assets and Liabilities                                           55
Statement of Operations                                                       55
Statement of Changes in Net Assets                                            56
Financial Highlights                                                          57

BNY Hamilton High Yield Fund
Schedule of Investments                                                       73
Statement of Assets and Liabilities                                           85
Statement of Operations                                                       85
Statement of Changes in Net Assets                                            86
Financial Highlights                                                          87

BNY Hamilton Intermediate New York
Tax-Exempt Fund
Schedule of Investments                                                       37
Statement of Assets and Liabilities                                           45
Statement of Operations                                                       45
Statement of Changes in Net Assets                                            46
Financial Highlights                                                          47

BNY Hamilton Intermediate
Investment Grade Fund
Schedule of Investments                                                       59
Statement of Assets and Liabilities                                           69
Statement of Operations                                                       69
Statements of Changes in Net Assets                                           70
Financial Highlights                                                          71

BNY Hamilton U.S. Bond Market
Index Fund
Schedule of Investments                                                       89
Statement of Assets and Liabilities                                          102
Statement of Operations                                                      102
Statement of Changes in Net Assets                                          7103
                                                                               5
Financial Highlights                                                         104

Notes to Financial Statements                                                 78

Report of Independent Auditors                                                88

Directors and Officers                                                        89

The following financial information is hereby incorporated by reference to the indicated pages of the Money Funds' Annual Report to shareholders dated December 31, 2003.

                                                                            Page
Questions & Answers                                                            5

BNY Hamilton Money Fund
Schedule of Investments                                                       14
Statement of Assets and Liabilities                                           20
Statement of Operations                                                       20
Statements of Changes in Net Assets                                           21
Financial Highlights                                                          22

BNY Hamilton New-York Tax Exempt Money Fund
Schedule of Investments                                                       32
Statement of Assets and Liabilities                                           40
Statement of Operations                                                       40
Statements of Changes in Net Assets                                           41
Financial Highlights                                                          42

BNY Hamilton Treasury Money Fund
Schedule of Investments                                                       25
Statement of Assets and Liabilities                                           27
Statement of Operations                                                       27
Statements of Changes in Net Assets                                           28
Financial Highlights                                                          29

BNY Hamilton Enhanced Income Fund
Schedule of Investments                                                       45
Statement of Assets and Liabilities                                           52
Statement of Operations                                                       55
Statements of Changes in Net Assets                                           53
Financial Highlights                                                          54

Notes to Financial Statements                                                 56

Report of Independent Auditors                                                65

Directors and Officers                                                        66

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The following financial information is hereby incorporated by reference to the indicated pages of the CRT Funds' Annual Report to shareholders dated December 31, 2003.
                                                                            Page
Questions & Answers                                                            5

BNY Hamilton Large Cap Growth CRT Fund
Schedule of Investments                                                       13
Statement of Assets and Liabilities                                           15
Statement of Operations                                                       15
Statements of Changes in Net Assets                                           16
Financial Highlights                                                          17

BNY Hamilton Small Cap Growth CRT Fund
Schedule of Investments                                                       18
Statement of Assets and Liabilities                                           23
Statement of Operations                                                       23
Statements of Changes in Net Assets                                           24
Financial Highlights                                                          25

BNY Hamilton International Equity CRT
Fund
Schedule of Investments                                                       26
Industry Diversification                                                      31
Statement of Assets and Liabilities                                           32
Statement of Operations                                                       32
Statements of Changes in Net Assets                                           33
Financial Highlights                                                          34

Notes to Financial Statements                                                 35

Report of Independent Auditors                                                42

Directors and Officers                                                        43

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                                   APPENDIX A

                        Description of Securities Ratings
S&P
Corporate and Municipal Bonds
-----------------------------

AAA Debt obligations rated AAA have the highest ratings assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA Debt obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A Debt obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.
BBB Debt obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.
BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
CCC Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper, Including Tax-Exempt Commercial Paper
-------------------------------------------------------

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

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A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

MOODY'S

Corporate and Municipal Bonds
-----------------------------

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.
B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be presented elements of danger with respect to principal or interest.
Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR No public rating has been requested, there may be insufficient information on which to base a rating, or that Moody's does not rate a particular type of obligation as a matter of policy.

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Commercial Paper, Including Tax-Exempt Commercial Paper
-------------------------------------------------------

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

               - Leading market positions in well established industries.
               -    High rates of return on funds employed.
               - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well established access to a range of financial markets and assured sources of alternate liquidity.

Short-Term Tax-Exempt Notes
---------------------------

MIG-1 The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
MIG-2 MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

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                                   APPENDIX B

                  INFORMATION CONCERNING THE STATE OF NEW YORK

    THE SECURITIES THAT THE INTERMEDIATE NEW YORK TAX-EXEMPT FUND AND THE NEW YORK TAX-EXEMPT MONEY FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW
      YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS
                                  STATEMENT OF
                 ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

This Appendix contains the Annual Information Statement of the State of New York
(AIS), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

The AIS set forth in this Appendix is dated May 30, 2003 and contains information only through that date. It has been updated on January 26, 2004 for specified information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economic and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. An information copy of the AIS is available on the Internet at http://www.state.ny.us/dob.

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                  UPDATE TO ANNUAL INFORMATION STATEMENT (AIS)
                                STATE OF NEW YORK
                                January 26, 2004

     This quarterly update (the "Update") to the AIS of the State of New York is dated January 26, 2004 and contains information only through that date. It is the third quarterly update to the AIS of the State of New York dated May 30, 2003. The first update to the AIS was issued on August 7, 2003; the second update on October 30, 2003. This Update is organized into three parts.

     Part I contains information on the State's Financial Plan projections, including:

          1. Extracts from the Financial Plan Overview contained in the Financial Plan (Appendix II) of the Governor's Executive Budget for 2004-05 presented to the Legislature on January 20, 2004. The Financial Plan Overview includes updated Financial Plan projections for State fiscal years 2003-04 through 2006-07 and detailed narrative descriptions of the receipts and disbursements estimates for the State's governmental funds.

          2. A discussion of special considerations affecting the State Financial Plan.

          3. Information on the proposed Five-Year Capital Program and Financing Plan, which is also contained in the Financial Plan (Appendix II) of the Governor's Executive Budget for 2004-05.

               The entire 2004-05 Financial Plan, including the economic forecast for calendar years 2003 and 2004, detailed forecasts for State receipts, and the proposed Capital Program and Financing Plan for the 2003-04 through 2007-08 fiscal years, is available on the Division of the Budget's website, www.budget.state.ny.us.

     Part II contains updated disclosure for the Metropolitan Transportation Authority (MTA) and the City of New York. As a convenience to readers, Part II also reprints information from earlier updates regarding the State's audited basic Financial Statements for the 2002-03 fiscal year and the State Retirement System.

     Part III updates information concerning certain litigation against the State.

     This Update has been supplied to provide information about the financial condition of the State in connection with financings by certain issuers (including public authorities of the State) that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations, and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

     An official copy of this Update has been filed with each Nationally Recognized Municipal Securities Information Repository (NRMSIR) and may be obtained by contacting a NRMSIR or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705.

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     An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form is being provided solely as a matter of convenience to readers and does not imply that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of this Update on such website is not intended as a republication of the information therein on any date subsequent to its release date.

     Neither this Update nor any portion thereof may be included or incorporated by reference in a Preliminary Official Statement, Official Statement, or other offering document without express written consent by DOB and agreement by DOB to execute a CDA relating to the series of bonds or notes described in such Preliminary Official Statement, Official Statement, or other offering document. Any use or incorporation by reference of this Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document without such consent and agreement is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this Update if so misused.

            Note on the 2004-05 Financial Plan Overview______________
     DOB released the Financial Plan Overview set forth below on January 20, 2004. It contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained therein.

     The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund - the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

     The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds, which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

     Fund types of the State include: the General Fund; State special revenue funds (SRFs), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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EXECUTIVE SUMMARY
-----------------
     Consistent with the Division of the Budget (DOB) projections since last year's Enacted Budget, the 2003-04 Budget is soundly balanced while the baseline budget gap for 2004-05 is projected at $5.1 billion and the outyear gaps at roughly $7 billion to $8 billion. The Executive Budget recommendations will close the entire 2004-05 gap, and significantly reduce the outyear gaps.

     Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11th attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York's fiscal difficulties were also compounded by last year's Enacted Budget process that resulted in spending growth in excess of recurring revenues. Flexible reserves, significantly increased when times were good, have now been depleted.

     The 2004-05 Executive Budget projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues. The Financial Plan reflects overall tax receipt growth of 7.8 percent. Real Gross Domestic Product (GDP) growth for the United States is forecast at 4.7 percent, with employment growth expected to accelerate in 2004. The equity market rebound is expected to produce renewed growth in financial sector compensation and in taxable income gains for the owners of corporate equities. A detailed analysis of the economic and receipt forecast is contained later in this Overview.

     Economic growth alone will not solve the State's fiscal problems. Thus, the Executive Budget moves toward structural budget balance with a prudent mix of recurring cuts, revenue actions and transitional financing. No new broad-based tax increases are proposed in the Budget.

     Reforms are proposed to hold spending in line with available resources, particularly in Medicaid and pensions. State agency operations will continue to be made more efficient, in part through the expansion of operational "hosting" by one agency of administrative functions for multiple agencies.

     The State workforce is expected to remain level at roughly 187,900. Revenue proposals focus on maximization of Federal resources, closing tax loopholes and ensuring that fees adequately fund the activities they support. Rainy day reserves are increased, and modest but important targeted investments are recommended in economic development, including tax cuts. A detailed discussion of the proposed gap-closing plan follows this section.

     The Executive Budget also includes funding in response to the State Court of Appeals ruling requiring the State to implement reforms that ensure all children have the opportunity for a sound basic education (SBE). This Budget takes the first step in a multi year effort to fund SBE costs by reserving all proceeds from video lottery terminals (VLTs) and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being developed and new ones proposed with the Executive Budget are projected

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at $325 million in the 2004-05 school year growing to $2 billion annually over the next five years.

     The 2004-05 Executive Budget is expected to have a positive $1.4 billion impact on local governments, and furthers the process of lowering the local property tax burden over a multi year period. The $3 billion STAR program significantly reduced the school tax burden for New Yorkers. Recommendations this year would contain the growth in local property taxes through a proposed multi year takeover of Medicaid long-term care costs, reforms in pensions and health care that lower costs for both the State and its localities, and a cap on school district spending increases. In addition, a comprehensive mandate relief package is proposed to assist local governments.

     Finally, this Budget begins rebuilding State reserves by making a maximum $84 million deposit to the rainy day fund in 2003-04, the eighth such deposit made in the last nine years. The last several years have clearly demonstrated that adequate reserve levels are critical if the State is to withstand economic downturns without draconian local assistance budget cuts or massive layoffs.

---------------------------------------------------------------------------
                      SIZE OF 2004-05 EXECUTIVE BUDGET
                           (millions of dollars)
---------------------------------------------------------------------------
                                             Actual            Adjusted
---------------------------------------------------------------------------
                   2003-04   2004-05    Annual   Percent   Annual   Percent
                   Revised   Proposed   Change   Change    Change   Change
---------------------------------------------------------------------------
General Fund        42,060     41,885     (175)     (0.4)   1,725       4.3%
State Funds         62,112     63,498    1,386       2.2    3,286       5.5%
All Governmental
 Funds              98,293     99,806    1,513       1.5    3,413       3.5%
---------------------------------------------------------------------------
     The 2003-04 projections and associated annual dollar and percentage changes described throughout this Overview continue to include $1.9 billion of spending in 2003-04 deferred from 2002- 03 due to a delay in enacting tobacco securitization legislation (hereafter "the 2002-03 payment deferrals"). The 2003-04 Enacted Budget Report (dated May 28, 2003) summarized the 2002-03 payment deferrals and a detailed chart is provided later in this section. That spending will be reported by the Office of the State Comptroller (OSC) in final results for 2003-04, and thus is counted as spending in the 2003-04 Financial Plan. The adjusted percentage change excludes this $1.9 billion in spending from 2003-04 projections in order to provide a comparable basis for calculating the annual change.

     The major components of the annual spending change are summarized in the following table, and are explained in more detail later in this report. The spending totals assume enactment of all cost containment proposals recommended in the Executive Budget.

---------------------------------------------------------------------
           SPENDING PROJECTIONS - AFTER RECOMMENDED SAVINGS
                    MAJOR SOURCES OF ANNUAL CHANGE
                         (millions of dollars)
---------------------------------------------------------------------
                                                              All
                                                         Governmental
                            General Fund   State Funds       Funds
---------------------------------------------------------------------
2003-04 Revised Estimate          42,060        62,112         98,293
Medicaid                             373           672            738
Mental Hygiene                       299           342            233
Debt Service                         285           566            566
Employee Health Insurance            255           255            255
Higher Education                     206           304             58
Pensions                             184           184            184
School Aid                           169           278            278
All Other                            (46)          685          1,101
2002-03 Payment Deferrals         (1,900)       (1,900)        (1,900)
2004-05 Executive Budget          41,885        63,498         99,806
Annual $ Change                     (175)        1,386          1,513
Annual % Change                     (0.4%)         2.2%           1.5%
---------------------------------------------------------------------
CLOSING THE 2004-05 GENERAL FUND BUDGET GAP
================================================================================

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SOURCES OF THE 2004-05 GAP
     Prior to the Governor's recommended budget actions, the State faced potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap is consistent with estimates provided by DOB at the time of the 2003-04 Enacted Budget. Those projections indicated that the original 2004-05 Executive Budget gap of $2.8 billion would increase to between $5 billion and $6 billion primarily as a result of additional recurring spending adds in the Enacted Budget. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continued increases in financial services incomes.

     A summary explanation of the sources of the gap is provided below, and a more detailed analysis is provided later in this Overview.

------------------------------------------------------------------
     CAUSES OF 2004-05 BUDGET GAP -- BEFORE RECOMMENDED SAVINGS
               ANNUAL RESOURCES/(COSTS) FROM 2003-04
                       (millions of dollars)
------------------------------------------------------------------
Total Annual Revenue Changes                                (2,008)
Revenue Growth (7%)                                 2,800
Current Tax Law Changes                              (265)
Loss of One-time Tobacco Securitization Receipts   (3,400)
Loss of One-time Federal Revenue Sharing             (645)
Debt Service Impact on Receipts                      (268)
Loss of Other One-Time Revenues                      (230)
Total Annual Spending Changes                               (3,063)
Loss of One-time Payment Deferrals                  1,900
Medicaid - includes Cycle Shift ($170m); Loss of
 Temporary FMAP Increase ($390m)                   (1,268)
Pension Costs (137% Annual Increase)                 (664)
Mental Hygiene - includes Loss of PIA ($220m)
 and Extra Payroll ($72m)                            (596)
Welfare - includes Loss of TANF/Offsets ($322 m)     (521)
Higher Education - includes TAP Spending Roll
 ($104m); Loss of TANF ($246m)                       (489)
School Aid - includes Tail of 03-04 ($183m)          (444)
Debt Service                                         (330)
State Employee Health Insurance Costs                (255)
All Other Spending/Fund Balance Changes              (396)
Total Projected 2004-05 Budget Gap                          (5,071)
------------------------------------------------------------------

     Underlying receipts growth in 2004-05, adjusted to exclude the impact of tax law changes, is projected to increase by roughly $2.8 billion (7 percent) over 2003-04. The incremental value of existing tax law changes results in a net decrease of $265 million in receipts, including the Sales Tax exemption on clothing ($330 million), the college tuition deduction ($50 million), Earned Income Tax Credit ($44 million) and the marriage penalty ($35 million), partially offset by net annual increases for the 2003 PIT and Sales tax increases. The underlying receipts growth is also offset by the loss of tobacco securitization proceeds which were used, as planned, to provide $3.8 billion of resources in 2003-04 and $400 million in 2004-05, resulting in a net decrease of $3.4 billion. A one-time Federal revenue sharing grant of $645 million provided by the Federal economic stimulus package is not available in 2004-05. In

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addition, increasing debt service costs reduce the amount of available General Fund taxes, including costs for the State Personal Income Tax (PIT) Revenue Bond Program and the Local Government Assistance Corporation (LGAC).

     Annual spending (before Executive Budget recommendations) is projected to grow by $3.1 billion, driven mainly by higher costs for employee pensions (up 137 percent); Medicaid, primarily to support current service levels and the inability to achieve proposed cost containment actions in the 2003-04 Enacted Budget; as well as for mental hygiene, higher education and welfare.

     Also, one-time actions that reduced General Fund spending in the 2003-04 budget are not available in 2004-05, including a temporary increase in the Federal match rate for Medicaid, the use of Federal Temporary Assistance for Needy Families (TANF) for welfare-related spending, and Medicaid and Tuition Assistance Program (TAP) payment rolls that drive higher 2004-05 costs.

     Spending for debt service and employee health insurance is also projected to increase as a result of programmatic and inflationary pressures. These cost increases are partially offset by the 2002-03 payment deferrals.

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
2004-05 GAP-CLOSING PLAN

     The Governor's Executive Budget fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school year basis), growing to $2 billion annually over the next five years is reserved from new VLT resources to fund the SBE requirements.

     The major sources of these gap-closing actions are summarized below, and more detail on these specific actions is provided later in this Overview.

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--------------------------------------------------------------------------------------------------
                       SOURCES OF PROPOSED GENERAL FUND GAP-CLOSING ACTIONS
                                          SAVINGS/(COSTS)
                                       (millions of dollars)
--------------------------------------------------------------------------------------------------
                                                          2004-05         2005-06        2006-07
                                                        ------------   ------------   ------------
2004-05 Initial Budget Gaps                                   (5,071)        (6,727)        (7,805)
Total Spending Actions:                                        2,589          2,495          2,199
Medicaid/Health Care Cost Containment                            425            539            555
Pension Reform                                                   440            301            150
Restructure Welfare Programs/Maximize TANF                       362            382            396
Mental Hygiene Cost Containment/PIA                              298            285            214
Restructure TAP to Encourage Timely Degree Completion            227            268            234
Restrain Growth in BOCES/Bldg. Aid/Transp. Aid                   186            244            268
Debt Management                                                  150            150            174
NYC School Aid for SBE (Supplement to VLT Reserves)              (70)          (100)          (100)
Medicaid Long-Term Care Takeover                                 (24)          (132)          (258)
All Other Spending                                               595            558            566
Total Revenue Actions:                                           972          1,163          1,118
Provide Four Weekly Sales Tax Exemptions                         400            429            451
Health Care Provider Assessments                                 323            475            475
Criminal Justice Fees                                             58            113            113
Quick Draw Enhancements                                           43             68             68
Abandoned Property                                                42              3
Fixed Dollar Minimum                                              40             40             40
Pistol Permit Fee                                                 31             11             11
STAR Tax Credit                                                  (11)           (57)          (113)
All Other Revenue                                                 46             81             73
Total Nonrecurring Actions:                                    1,510            219            139
Capital Projects Bond Financing                                  283            192            139
Use of 2003-04 Surplus                                           261
Continued Delay of Medicaid Cycle                                190           (190)
Additional Tobacco Benefit                                       181
LGAC Payment Restructuring                                       170
Federal Welfare Funds                                            115
Reverse Meyers Tax Decision                                       50
Use Available HFA Reserves in 2005-06                            225
All Other                                                      5,071          3,877          3,456
Total Savings Actions                                            260             (8)
2004-05 Executive Budget Gaps                                      0         (2,850)        (4,349)
--------------------------------------------------------------------------------------------------

     Recommendations to restrain spending in the General Fund total $2.59 billion and include a combination of program restructuring and the use of alternate funding sources. Significant savings proposals include:
.. Medicaid/health care cost containment to restrain prescription drug costs, lower the cost of optional services, enhance case management and reduce the need for General Fund payments to finance Health Care Reform Act (HCRA) spending ($425 million);
.. Pension reforms, including a cap in the annual increases in employer contribution rates, to reduce the annual rate of increase in employer pension costs from 137 percent to 38 percent ($440 million);
.. Restructure welfare-related programs including enhanced mandated employment requirements ($88 million) and use of Federal resources to support spending ($274 million);
..  Cost containment in mental hygiene programs ($133 million) and initiatives to increase Patient Income Account (PIA) and other revenues ($165 million);
..  Lower debt service costs through debt management actions including refundings and, expanded use of variable rate debt ($150 million);
.. All other spending actions totaling $595 million include recommended efficiencies in State agency operations and restraint in local assistance spending and transportation costs; offset by;

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.. General Fund spending increases totaling $94 million composed of $70 million additional General Fund school aid support to New York City ($100 million on a school year basis) that will supplement VLT reserves for SBE and initial costs for the proposed multi-year State takeover of local Medicaid costs for long-term care services ($24 million).
     Revenue proposals are expected to raise $972 million in 2004-05 and include:
..  Provision of four sales tax free weeks instead of a permanent exemption on clothing and footwear ($400 million); and .. Reimposition of an assessment on hospital and home care revenues and an increase to the existing reimbursable nursing home revenue assessment to support health care programs ($323 million).
     The 2004-05 Financial Plan includes a total of $1.51 billion in nonrecurring actions including:
..  The shift of various pay-as-you-go capital projects to bond financing ($283 million);
..  A continuation of the legislative delay of the last Medicaid cycle payable at the end of the 2004-05 fiscal year ($190 million);
..  Additional revenues produced by the 2003-04 tobacco bond sale transaction
   ($181 million);
..  Implementation of an alternative proposal to provide support for New York
   City which eliminates legal uncertainty and protects LGAC bondholders while preserving expected City resources ($170 million);
..  Legislation to reverse the effect of the recent "Meyers" decision to eliminate delays in collecting tax payments ($50 million); and, .. All other proposals include using available resources of the Power Authority of the State of New York (PASNY) to help finance the "Power-for-Jobs" program ($100 million), sweeps of available fund balances ($72 million) and continuation of bond issuance charges ($50 million).
     In addition, surplus reserves from the Housing Finance Agency (HFA) will be available in 2004-05 and used to lower the projected 2005-06 outyear gap.

THE 2003-04 FINANCIAL PLAN UPDATE
--------------------------------------------------------------------------------
SUMMARY OF MAJOR 2003-04 CHANGES SINCE THE ENACTED BUDGET
     In the Enacted Budget, DOB projected a potential imbalance in the General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal Funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs (FMAP). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the LGAC/Municipal Assistance Corporation (MAC) transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and TAP, and lower spending in State Operations and debt service. DOB's current receipts projection assumes significant growth in tax receipts for the remainder of the year.

     Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the 2004-05 budget gap.

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-------------------------------------------------
          RECAP OF 2003-04 GENERAL FUND
                 SAVINGS/(COSTS)
              (millions of dollars)
-------------------------------------------------
Enacted Budget Potential Imbalance           (912)
Federal Revenue Sharing                       645
Federal FMAP                                  422
Sub-Total After Federal Aid                   155
LGAC/MAC Payment Delay                        170
All Spending Changes                          (17)
All Receipts Changes                           37
Deposit to Rainy Day Fund                     (84)
Total to Help Balance 2004-05                 261
-------------------------------------------------

     At the time of the Enacted Budget, DOB projected 2003-04 All Governmental Funds spending at $96.4 billion after reflecting legislative spending additions and the 2002-03 payment deferrals versus the legislative projection of $92.8 billion. Based on actual results to date, All Funds spending is currently projected at $98.3 billion, an increase of $1.9 billion since the initial projections. This increase is primarily attributable to higher projected spending in Medicaid for direct program needs, upward re-estimates to Federal grant levels, and higher Federal matching aid related to the one-time FMAP increase ($1.20 billion); an increase of Federal pass-through aid for the World Trade Center attacks ($556 million); and growth in Federal aid for education ($515 million) and child care spending ($126 million). These increases are partially offset by lower projected disbursements from the Community Projects Fund (CPF) ($300 million). All other spending increases and decreases result in no material change to total spending.

     Revenue proposals added by the Legislature that DOB considered to be speculative and did not value in 2003-04, including Indian reservation taxes ($164 million), VLTs ($150 million) and intangible holding companies ($115 million), have not yet generated any material revenues in 2003-04 consistent with initial DOB projections as detailed below.

---------------------------------------------------------------
     ESTIMATED IMPACT OF ENACTED BUDGET REVENUE PACKAGE
            ALL FUNDS TAX RECEIPTS - SFY 2003-04
                    (millions of dollars)
---------------------------------------------------------------
                                         2003-04        2003-04
                                         Enacted        Revised
---------------------------------------------------------------
Temporary PIT Increase                     1,400          1,115
Sales Tax 0.25 Percent                       451            445
Clothing 449 441 VLTs (Tracks Only)            0              0
Insurance Premiums Tax                       158            158
Recapture of Bonus Depreciation               58             58
Intangible Holding Companies                   0              0
Indians - Cigarettes and Gas                   0              0
LLC's Filing Fees and Single Member           26             26
Non-Resident Partnership Withholding          15             15
Non-Resident Sales of Real Property            0              7
City Portion of Excise Tax                     7              7
Reduced Refund for Late Refunds                5              5
Use Tax Line on PIT Return                     0              0
SUV Decoupling                                 1              1
Regulatory Fees (Racing)                       2              2
Six-Day Liquor Sales                           0              1
Streamlined Sales Tax                          0              0
Grand Total                                2,572          2,281
---------------------------------------------------------------

     The detail on all spending and revenue changes since the Enacted Budget are reflected in the Quarterly Financial Plans released in July, October and in this Overview. The following

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table provides a summary recap of all General Fund changes since the Enacted Budget, as reflected in each Quarterly Financial Plan Update published by DOB.

---------------------------------------------------------------------
          RECAP OF 2003-04 YEAR CHANGES SINCE ENACTED BUDGET
                           GENERAL FUND
                       (millions of dollars)
---------------------------------------------------------------------
                                     July   October   January   Total
---------------------------------------------------------------------
Potential Enacted Budget Imbalance   (912)        0         0    (912)
Federal Revenue Sharing               645         0         0     645
Federal FMAP                          371        51         0     422
LGAC Payment Delay                    170         0         0     170
Member Items                          100         0         0     100
Revenue Forecast                     (193)       30       200      37
Medicaid                             (100)      (54)        0    (154)
Welfare                               (40)      (31)        0     (71)
Health Insurance                      (26)        0         0     (26)
Lottery                               (15)       15         0       0
TAP                                     0       (31)        0     (31)
State Operations                        0         0        87      87
Debt Service **                         0         0        26      26
All Other                               0        20        32      52
Total                                   0         0       345     345
Deposit to TSRF                                                   (84)
Net Surplus (used in 2004-05)                                     261
---------------------------------------------------------------------
**$47 million of debt service costs appear as lower receipts transfers in the January estimate.
--------------------------------------------------------------------------------

SUMMARY OF CHANGES SINCE OCTOBER UPDATE
     DOB has revised the 2003-04 Financial Plan (the "January Update") based on a review of actual operating results through mid-January 2004, and an updated analysis of underlying economic, revenue and spending trends. DOB projects the State will end the 2003-04 fiscal year with General Fund cash resources of $345 million above the levels projected in the Mid-Year Financial Plan Update issued October 28, 2003 (the "October Update"). Of this amount $261 million will reduce the 2004-05 budget gap and the remaining $84 million will be deposited to the Tax Stabilization Reserve Fund (the State's "rainy day reserve").

     Total 2003-04 spending is projected at $42.06 billion in the General Fund and $62.11 billion in State Funds. Since the October Update, projected spending has been adjusted downward by $392 million in the General Fund and $752 million in State Funds. All Governmental Funds spending, projected to total $98.29 billion in 2003-04, has been revised upward by $314 million. These changes, as detailed below, consist primarily of higher Federal spending in education and Medicaid, offset by lower State-supported spending for the Community Projects Fund, State Operations, and debt service.

     The projected General Fund closing balance of $1.01 billion consists of $794 million in the Tax Stabilization Reserve Fund (the Rainy Day Fund), $200 million in the CPF, and $20 million in the Contingency Reserve Fund for litigation (CRF). The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years).

     In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization

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proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

--------------------------------------------------------------------------------
DETAIL OF 2003-04 CHANGES SINCE THE OCTOBER UPDATE

     Current revenue and spending estimates for the General Fund, State Funds and All Governmental Funds are detailed below.

-----------------------------------------------------
              2003-04 REVENUE ESTIMATES
                (millions of dollars)
-----------------------------------------------------
                                          Change from
                        October  January    October
                         Update   Update    Update
-----------------------------------------------------
General Fund             42,367   42,259         (108)
State Funds              62,647   62,394         (253)
All Governmental Funds   98,322   99,053          731
-----------------------------------------------------

     General Fund revenues are projected to total $42.26 billion in 2003-04 and have been revised downward by $108 million from the October Update. The net decrease reflects an increase in PIT receipts ($235 million) before a $661 million deposit to the Refund Reserve Account, Estate Taxes ($60 million) and higher transfers to the General Fund related to the Real Estate Transfer Tax ($35 million). These increases are offset by reductions in User Taxes ($90 million) and Business Taxes ($41 million). Adjusting for the impact of the Refund Reserve transaction and transfers to other funds, tax receipts have increased by roughly $200 million from the October Update.

     Excluding the impact of the Refund Reserve transactions, All Funds tax receipts are expected to increase by $3.06 billion, or 7.7 percent in 2003-04. Over $2.16 billion or 70 percent of this increase is the result of tax actions adopted in the 2003-04 Enacted Budget.

     Total State Funds receipts are now projected to be $62.39 billion, a decrease of $253 million from the October Update. This revision reflects State Funds receipts growth resulting from higher than anticipated revenues for CUNY ($141 million), additional State University of New York (SUNY) receipts primarily due to the use of bond funds to support SUNY capital equipment spending ($66 million), and higher than anticipated deposits from HCRA pools to a dedicated Special Revenue Fund (SRF) that supports spending for the Family Health Plus (FHP) health care program for low income families ($80 million). These increases are offset by a decline in Capital Projects Fund receipts resulting from the exclusion of capital projects receipts and disbursements in a manner consistent with the practice by OSC for reporting actual results, a reduction in miscellaneous receipts to HCRA where a nonrecurring transfer from the General Fund financed legislative restorations for health care ($128 million), and the General Fund decrease described above.

     All Governmental Funds receipts are projected to total $99.05 billion, an increase of $731 million from the October Update, consisting mainly of upward revisions to the estimates of Federal aid for education ($518 million), Medicaid ($379 million), and children and families services ($142 million). Federal receipts are generally assumed to be received in the state fiscal year in which spending is projected to occur; therefore, the revisions to Federal receipts correspond to the federally-reimbursed spending adjustments described below.

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-----------------------------------------------------
              2003-04 SPENDING ESTIMATES
               (millions of dollars)
-----------------------------------------------------
                                          Change from
                        October  January   October
                         Update   Update    Update
------------------------------------------------------
General Fund             42,452   42,060         (392)
State Funds              62,864   62,112         (752)
All Governmental Funds   97,979   98,293          314
-----------------------------------------------------

     Spending in the General Fund is projected to total $42.06 billion in 2003-04, a decrease of $392 million from the October Update. The revisions include lower estimated spending from the CPF ($200 million) now projected to occur in 2004-05, which does not affect budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

     State Funds spending is projected to total $62.11 billion in 2003-04, a decrease of $752 million from the October Update. This downward revision includes lower capital projects spending estimates to conform with OSC's accounting methods and the decrease in General Fund spending described earlier.

     All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million from the October Update for federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million), and child care spending ($142 million). These Federal increases are partially offset by the State Funds decline described above.

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2002-03 GENERAL FUND PAYMENT DEFERRALS

     While total spending projections include the 2002-03 payment deferrals, the 2003-04 spending estimates within various programmatic areas have been adjusted to exclude the spending associated with this deferral which resulted from the delay in securing authorization to issue tobacco bonds. The adjustment, as detailed below, avoids distorting annual growth trends in a particular program area.

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-----------------------------------------------
    2002-03 GENERAL FUND PAYMENT DEFERRALS
              (millions of dollars)
-----------------------------------------------
School Aid                                1,312
CUNY Senior Colleges                        219
Medicaid - Mentally Disabled Payments        82
Welfare - Administration                     38
Empire State Development Corporation         35
Education - All Other                        30
Education - Preschool Special Education      24
HESC                                         10
Division of Military and Naval Affairs       10
Welfare                                       8
All Other Local Assistance                   58
Total Local Assistance                    1,826
State Police                                 26
World Trade Center                            9
All Other State Operations                    2
Total State Operations                       37
General State Charges                        33
Capital Projects                              4
Total 2002-03 Payment Deferrals           1,900
-----------------------------------------------

ECONOMIC OUTLOOK
--------------------------------------------------------------------------------
U.S. ECONOMY

     Following an unusually sluggish recovery period, the U.S. economy finally appears to be on a sustainable expansionary path. Since the simultaneous collapse of equities and the high-tech sector in 2000, the national economy absorbed three additional but distinct shocks: the September 11th terrorist attacks, a string of corporate governance scandals, and the war in Iraq and its aftermath. These events created an environment of uncertainty that lengthened the period of adjustment for the business sector from the unrealistic expectations of the late 1990s. However, the climate of uncertainty appears to have subsided and business confidence appears to be improving. Equity prices are rising in response to brisk profit growth and monetary policy is expected to remain accommodative. Household spending is expected to rise, supported by rising employment and incomes, and the continued impact of the 2003 tax cuts. Finally, the combined impact of a moderately falling dollar and accelerating growth in the world economy is expected to increase the demand for U.S. exports in 2004, although on balance, the trade deficit is projected to widen.

     Strong real GDP growth of 4.7 percent is projected for 2004, following growth of 3.1 percent for 2003. Total nonagricultural employment is projected to rise 1.1 percent in 2004, following a decline of 0.2 percent in 2003. The U.S. unemployment rate is expected to decline to 5.7 percent in 2004, from 6.0 percent in 2003. Persistent slack in the economy and declining oil prices are expected to lower the inflation rate, as measured by growth in the Consumer Price Index (CPI), to 1.8 percent in 2004 from 2.3 percent in 2003. Personal income is expected to increase 4.7 percent in 2004 following an increase of 3.3 percent in 2003.

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THE NEW YORK STATE ECONOMY
     The New York State economy is slowly emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates

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remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to 2.1 percent in 2004.

THE 2004-05 FINANCIAL PLAN
--------------------------

     This section provides a comprehensive explanation of the Financial Plan activity within key functional areas (e.g. Medicaid) across all governmental fund types. The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund, which is the principal operating fund of the State, and other State-supported funds including State SRFs, Capital Projects Funds and Debt Service Funds.

--------------------------------------------------------------------------------
RECEIPTS OUTLOOK
--------------------------------------------------------------------
                                 TOTAL RECEIPTS
                             (millions of dollars)
--------------------------------------------------------------------
                         2003-04  2004-05  Annual Change  % Change
--------------------------------------------------------------------
General Fund              42,259   41,835           (424)       (1.0)
State Fund                62,394   63,137            743         1.2
All Governmental Funds    99,053   99,516            463         0.5
--------------------------------------------------------------------

     All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in PIT rates and in the base and rate of the sales tax. The estimate is $731 million above the October estimate as discussed previously.

     General Fund receipts are estimated to reach $42.26 billion in 2003-04, an increase of $4.86 billion (13.0 percent) from 2002-03. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants. This estimate is This unofficial document printed from the NYS Division of Budget website is for informational purposes only and is not intended for use in an official statement. $108 million below the October estimate. Adjusting for the Refund Reserve transaction and transfers out of the General Fund, tax receipts are expected to exceed October estimates by $200 million.

     All Governmental Funds receipts are projected to reach $99.52 billion in 2004-05, an increase of $463 million (0.5 percent) from 2003-04. The small net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received in 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and by revenue actions taken with the 2003-04 budget.

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     General Fund receipts are projected to reach $41.83 billion in 2004-05, a decrease of $424 million (1.0 percent) from 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in 2003-04, but will not recur in 2004-05. This loss is offset, in part, by increased receipts from both the PIT and Sales Tax, as a result of temporary tax increases adopted as part of the 2003-04 Enacted Budget. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase 2004-05 receipts.

[GRAPHIC APPEARS HERE]

     Total Governmental Receipts comprise revenues from the PIT ($27.46 billion), user taxes and fees ($12.48 billion), business taxes ($5.44 billion), other taxes ($1.22 billion), miscellaneous receipts ($16.64 billion), and Federal Grants ($36.26 billion). As can be seen in the chart, a significant share of receipts are deposited into non-General Fund accounts.

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                                        ALL GOVERNMENTAL FUNDS 2003-04 TAX RECEIPTS ESTIMATES
                                                        (millions of dollars)
------------------------------------------------------------------------------------------------------------------------
                                            All Governmental Funds                          General Fund
------------------------------------------------------------------------------------------------------------------------
                                  2002-03    2003-04    Annual     Percent    2002-03     2003-04    Annual     Percent
                                  Actual     Revised    Change     Change      Actual     Revised    Change      Change
------------------------------------------------------------------------------------------------------------------------
Personal Income Tax (PIT)          23,698     24,083        385        1.6%     16,791     15,791     (1,000)       (6.0)%
PIT (Excluding Refund Reserve)     22,648     24,660      2,012        8.9%     15,741     16,368        627         4.0%
User Taxes and Fees                10,804     11,816      1,012        9.4%      7,063      7,897        834        11.8%
Business Taxes                      4,983      4,983          0        0.0%      3,380      3,395         15         0.4%
Other Taxes                         1,191      1,234         43        3.7%        743        784         41         5.5%
Total Taxes                        40,676     42,116      1,440        3.5%     27,977     27,867       (110)       (0.4)%
Total Taxes
(Excluding Refund Reserve)         39,626     42,692      3,066        7.7%     26,927     28,444      1,517         5.6%
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------------------------------------------------------------------------------------------------------------------------
                                        ALL GOVERNMENTAL FUNDS 2004-05 TAX RECEIPTS ESTIMATES
                                                        (millions of dollars)
------------------------------------------------------------------------------------------------------------------------
                                            All Governmental Funds                          General Fund
------------------------------------------------------------------------------------------------------------------------
                                  2003-04               Annual     Percent    2003-04                Annual     Percent
                                  Revised    2004-05    Change     Change     Revised     2004-05    Change     Change
------------------------------------------------------------------------------------------------------------------------
Personal Income Tax (PIT)          24,083     27,462      3,379       14.0%     16,791     18,520      2,729        17.3%
PIT (Excluding Refund Reserve)     24,660     26,769      2,019        8.6%     16,368     17,827     14,459         8.9%
User Taxes and Fees                11,816     12,483        667        5.7%      7,897      8,340        443         5.6%
Business Taxes                      4,983      5,440        457        9.2%      3,395      3,739        344        10.1%
Other Taxes                         1,234      1,223        (11)      (0.9)%       784        762        (22)       (2.8%)
Total Taxes                        42,116     46,608      4,492       10.7%     27,867     31,361      3,494        12.5%
Total Taxes
(Excluding Refund Reserve)         42,692     25,913      3,221        7.5%     28,444     30,668      2,224         7.8%
------------------------------------------------------------------------------------------------------------------------

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Personal Income Tax

     PIT net receipts for 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts are expected to grow 8.9 percent over 2002-03 results. The estimate is $235 million above the October Update forecast (adjusting for Refund Reserve transactions).

     PIT General Fund receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9 percent) from 2002-03, due to the positive factors affecting All Funds receipts, more than offset by increased Revenue Bond Tax Fund (RBTF) and STAR deposits of $1.2 billion and $171 million, respectively.

     PIT net receipts for 2004-05 are projected to reach $27.46 billion, an increase of $3.38 billion (14.0 percent) from 2003-04 due largely to three factors: an increase in underlying liability growth associated with improved economic conditions; the temporary three-year tax increase enacted in 2003; and a $1.27 billion higher contribution from the Refund Reserve account. Net of the Refund Reserve transaction, All Funds income tax receipts are projected to increase by 8.6 percent over 2003-04.

     PIT General Fund receipts for 2004-05 (net of the Refund Reserve transaction) are projected to reach $17.83 billion, an increase of $1.46 billion (8.9 percent) from 2003-04, due to the factors affecting All Funds receipts, somewhat offset by increased RBTF and STAR deposits of $487 million and $163 million, respectively.

--------------------------------------------------------------------------------
User Taxes and Fees

     All Governmental Funds user taxes and fees receipts are estimated to reach $11.82 billion, an increase of $1.01 billion (9.4 percent) from 2002-03. The sales and use tax increased an estimated $1.03 billion (11.7 percent) from 2002-03, due mainly to modest improvement in the economy, the impact of the 0.25 percent surcharge imposed in 2003 (raising the State sales tax rate to 4.25 percent), and the substitution of tax-free weeks for clothing and footwear items costing less than $110 for the permanent exemption of clothing and footwear costing less than $110. The remainder of this category declined by an estimated $15 million (0.7 percent), due mainly to declines in taxable cigarette consumption. The estimate is $91 million below the October Update estimate.

     General Fund user taxes and fees net receipts are estimated to reach $7.9 billion, an increase of $834 million (11.8 percent) from 2002-03. The sales and use tax increased an estimated $850 million (13.4 percent) from 2002-03, due mainly to the 0.25 percent surcharge and the changes to the clothing and footwear exemption. The other user taxes and fees declined by an estimated $16 million (2.2 percent), due mainly to declines in taxable cigarette consumption.

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     All Funds user taxes and fees net receipts for 2004-05 are projected to reach $12.48 billion, an increase of $667 million (5.7 percent) from 2003-04. The sales and use tax is projected to increase $662 million (6.8 percent) from 2003-04 due largely to increases in employment, income and overall consumption, which expanded the estimated taxable base. The 2004-05 projections include the proposed impact of retaining the clothing exemption for specified tax-free weeks at a higher threshold of $500 per item. The other user taxes and fees are projected to increase $5 million (0.2 percent) from 2003-04.

     General Fund user taxes and fees net receipts for 2004-05 are projected to reach $8.34 billion, an increase of $443 million (5.6 percent) from 2003-04. The sales and use tax is projected to increase $488 million (6.8 percent) from 2003-04 due to increased economic growth and the recommended changes to the clothing and footwear exemption. The other user taxes and fees are projected to decrease $44 million (6.2 percent) from 2003-04, due mainly to the increased dedication of motor vehicle fee receipts to transportation funds.

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Business Taxes

     All Governmental Funds business tax receipts are expected to reach $5.0 billion in 2003-04, which is unchanged from 2002-03. Receipts are estimated to have remained roughly flat due to the offsetting impacts of weak profit performance in the corporate and banking sector in 2002 and 2003 with increased insurance tax collections associated with policy actions adopted in 2003. The estimate is $38 million below the October Update forecast as actual results continue to lag expectations.

     General Fund business tax receipts in 2003-04 are estimated to be $3.39 billion, or $15 million (0.43 percent) over 2002-03. Receipts are slightly higher, due primarily to an increase in insurance tax collections as a result of tax restructuring.

     All Governmental Funds business tax receipts in 2004-05 are expected to be $5.39 billion, or $411 million (8.3 percent) above 2003-04. This is primarily because of the anticipated increase in insurance tax receipts associated with continued premium growth and the expectation of strengthening corporate and bank profitability.

     General Fund business tax receipts in 2004-05 are projected to be $3.74 billion, or $344 million (10.1 percent) over 2003-04. This is due primarily to tax law changes enacted in 2003-04 relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits.

--------------------------------------------------------------------------------
Other Taxes

     All Funds other taxes, which include estate, pari-mutuel, gift, real property gains, real estate transfer, and racing admissions/boxing and wrestling exhibition taxes, are estimated at $1.23 billion in 2003-04, an increase of $43 million (3.7 percent) over 2002-03. The increase is primarily caused by an increase in the collections of the estate tax, which reflects an increase of equity values that improves the value of estates. The estimate is $93 million above the October Update forecast.

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     General Fund other taxes, which include estate, pari-mutuel, gift, real property gains, and racing admissions/boxing and wrestling exhibition taxes, are estimated at $784 million in 2003-04, an increase of $41 million (5.5 percent) over 2002-03. The increase is principally caused by a boost in the collections of the estate tax, which reflects an increase of market equity values from the recent improvement of the economy.

     The estimate for All Funds other taxes in 2004-05 is $1.22 billion, which is $11 million (0.9 percent) below 2003-04. The decline is the result of a projected decrease in estate tax collections of $22 million partially offset by a projected increase in real estate transfer tax receipts of $11 million. This estimate reflects an anticipated leveling off of market equity values in the second half of 2004-05.

     The estimate for General Fund other taxes in 2004-05 is $762 million, which is $22 million (2.8 percent) below 2003-04. This estimate also reflects an anticipated leveling off of market equity values in the second half of 2004-05.

===============================================================================================
                                     MISCELLANEOUS RECEIPTS
                                     (millions of dollars)
===============================================================================================
                                                                      Annual
                                       2003-04        2004-05         Change        % Change
-----------------------------------------------------------------------------------------------
General Fund                                5,970          2,087         (3,883)          (65.0)
State Funds                                19,621         16,517         (3,104)          (15.8)
All Governmental Funds                     19,750         16,643         (3,107)          (15.7)

     All Governmental Funds miscellaneous receipts for 2003-04 are projected to reach $19.75 billion, an increase of $5.60 billion (39.6 percent) from 2002-03. This increase primarily reflects the one-time receipt of tobacco securitization proceeds in the General Fund totaling $4.2 billion and projected growth of $1.40 billion in other State Funds. The revision reflects an increase of $195 million (1.0 percent) from the October Update, composed of the General Fund increase of $400 million from the acceleration of tobacco securitization proceeds offset by the projected decline of $205 million in other State funds.

     Miscellaneous receipts in State Funds are projected at $19.62 billion, an increase of $5.62 billion (40.1 percent) from 2002-03. This increase is comprised of the net increase in the General Fund described below augmented by the projected growth of $1.74 billion in other State funds. Growth in other State funds includes higher receipts in transportation ($870 million), SUNY ($435 million), school aid ($113 million), CUNY ($87 million), and modest increases in numerous other programs. The estimate represents an increase of $197 million (1.0 percent) from the October Update. This increase from October is comprised of the General Fund changes described above, offset by the $225 million decrease in State Funds. This downward revision includes lower capital receipts estimates to conform with OSC's accounting methods ($325 million), partially offset by higher than anticipated revenues for CUNY ($141 million) and use of bond funds to support SUNY capital equipment spending ($66 million).

     General Fund miscellaneous receipts for 2003-04 are estimated to reach $5.97 billion, including $4.2 billion in tobacco securitization proceeds, an increase of $3.88 billion (65.0 percent) from 2002- 03. With tobacco securitization proceeds excluded, miscellaneous receipts are estimated to decrease by $321 million (15.4 percent) from 2002-03, largely due to lower collections in unclaimed and abandoned property. This estimate is $423 million above the

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October estimate, primarily the result of $400 million in tobacco securitization proceeds which were originally deposited in 2003-04 and will be used as anticipated in 2004-05.

     All Governmental Funds miscellaneous receipts for 2004-05 are projected to reach $16.64 billion, a decrease of $3.10 billion (15.7 percent) from 2003-04. This decrease is primarily due to the onetime receipt of tobacco bond proceeds in 2003-04 of $4.2 billion, offset by projected growth of $779 million in other State funds.

     Miscellaneous receipts in State Funds are projected at $16.52 billion in 2004-05, a decline of $3.10 billion (15.8 percent) from the current year. This net decrease is comprised of the decrease in the General Fund described above, offset by $779 million in State funds growth. Growth in other State funds includes higher receipts in lottery for anticipated VLT proceeds ($240 million), increased provider assessments reflecting the proposed assessments on nursing home, hospital and home care revenues ($258 million), and additional HCRA financing of health care costs ($279 million).

     General Fund miscellaneous receipts are projected to total $2.09 billion in 2004-05, a decrease of $3.88 billion (65.0 percent) from the current fiscal year. This decrease is due largely to the tobacco securitization proceeds described above. Excluding these proceeds, General Fund miscellaneous receipts would increase by $317 million. This increase is due primarily to increased collections of Licenses and Fees, and an additional payment of $100 million from PASNY to offset the remaining cost of the "Power for Jobs" program.

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                                   TRANSFERS FROM OTHER FUNDS
                                     (millions of dollars)
-----------------------------------------------------------------------------------------------
                                                                      Annual         Percent
                                       2003-04        2004-05         Change         Change
-----------------------------------------------------------------------------------------------
PIT in Excess of Revenue Bond Debt
Service                                     5,242          5,628            386             7.4
Sales Tax in Excess of LGAC Debt
Service                                     1,944          2,047            103             5.3
Real Estate Taxes in Excess of
CW/CA Debt Service                            247            240             (7)            2.8
All Other Transfers                           344            472            128            37.2
Total Transfers from Other Funds            7,777          8,387            610             7.8

     Transfers to the General Fund from PIT receipts deposited to the RBTF in excess of debt service payable on State PIT Bonds is projected at $5.63 billion, an increase of $386 million from 2003-04. This increase is attributable to overall growth in personal income taxes, partially offset by a $102 million increase in debt service costs on those bonds.

     The $103 million annual increase in transfers to the General Fund of sales tax receipts deposited to the Local Government Assistance Tax Fund in excess of debt service due on LGAC bonds is attributable to overall growth in sales tax receipts partially offset by a $16 million increase in debt service costs on LGAC bonds. These transfers are projected to total $2.0 billion in 2004-05.

     Transfers to the General Fund of receipts from the real estate transfer tax deposited to the Clean Water/Clean Air (CW/CA) Debt Service Fund in excess of debt service due on those general obligation bonds is projected to total $240 million, a decrease of $7 million from 2003-04. This decrease reflects overall growth in real estate transfer taxes, partially offset by a $18 million increase in debt service costs.

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     All other transfers are projected to total $472 million in 2004-05, an increase of $127 million. This is due primarily to one-time fund sweeps ($91 million), a transfer from SUNY to reimburse the

     General Fund for equipment costs ($90 million) and increased transfers from the Waste Tire Management and Recycling program ($20 million), partially offset by a $59 million decrease in the transfer from the Environmental Protection Fund
(EPF).

-----------------------------------------------------------------------------------------------
                                         FEDERAL GRANTS
                                     (millions of dollars)
-----------------------------------------------------------------------------------------------
                                                                      Annual         Percent
                                        2003-04        2004-05        Change         Change
-----------------------------------------------------------------------------------------------
General Fund                                  645              0           (645)         (100.0)
State Funds                                   657             12           (645)          (98.2)
All Governmental Funds                     37,187         36,265           (922)           (2.5)

     All Governmental Funds Federal grants for 2003-04 are projected to reach $37.19 billion, an increase of $3.94 billion (11.8 percent) from 2002-03. This increase primarily reflects growth in federal spending in the following program areas: Medicaid ($2.44 billion), World Trade Center pass-through costs ($885 million), and the increase in the General Fund described below. The estimate represents an increase of $997 million (2.8 percent) from the October Update consisting mainly of upward revisions to the estimates of Federal aid for education ($518 million), Medicaid ($379 million), and children and family services ($142 million).

     Federal Grants reported in State Funds are projected at $657 million in 2003-04, an increase of $657 million from 2002-03. This increase reflects primarily the one-time Federal revenue sharing payments received in 2003-04. This estimate has been revised modestly from the October Update ($12 million).

     Federal Grants in the General Fund are projected at $645 million in 2003-04, an increase of $645 million from 2002-03. This increase reflects the one-time Federal revenue sharing payments received in 2003-04. The estimate remains unchanged from the October Update.

     All Governmental Funds Federal grants for 2004-05 are projected to reach $36.27 billion, a decrease of $922 million (2.5 percent) from 2003-04. This decrease reflects primarily the General Fund decrease of $645 million from the current fiscal year, augmented by the decrease in World Trade Center pass-through costs ($200 million).

     Federal Grants in State Funds are projected at $12 million, a decline of $633 million (96.3 percent) from the current year. This net decrease is comprised primarily of the decrease in the General Fund described above.

     There are no projected Federal Grants in 2004-05 in the General Fund, a decrease of $645 million from the current fiscal year. This decrease reflects the loss of the one-time Federal revenue sharing payments received in 2003-04.

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DISBURSEMENTS OUTLOOK

-----------------------------------------------------------------------------------------------
                                      TOTAL DISBURSEMENTS
                                     (millions of dollars)
-----------------------------------------------------------------------------------------------
                                                                      Actual         Actual
                                       2003-04        2004-05         Annual         Percent
                                       Revised        Proposed        Change         Change
-----------------------------------------------------------------------------------------------
General Fund                               42,060         41,885           (175)           (0.4)
State Funds                                62,112         63,498          1,386             2.2
All Governmental Funds                     98,293         99,806          1,513             1.5

     The Financial Plan projections assume that the 2004-05 Executive Budget and all accompanying proposals are enacted in their entirety. Absent the Executive Budget recommendations designed to reduce the growth in annual spending, General Fund spending would increase by more than $3 billion over 2003-04. (See "Sources of the 2004-05 Budget Gap" earlier in this Overview.) The following charts show the budget spending levels for 2004-05 by major function.

[GRAPHIC APPEARS HERE]                                    [GRAPHIC APPEARS HERE]

                             [GRAPHIC APPEARS HERE]

     The major sources of annual spending changes between 2003-04 and 2004-05 (after reflecting all Executive Budget recommendations) are summarized in the table below. The

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2003-04 projected spending totals are consistent with the reporting of actuals by OSC. Results within program areas (e.g. school aid, CUNY, Medicaid) are adjusted to eliminate the impact of the 2002-03 payment deferrals described earlier and provide a comparable basis of the annual change in each program area.

================================================================================
                SPENDING PROJECTIONS -- AFTER RECOMMENDED SAVINGS
                         MAJOR SOURCES OF ANNUAL CHANGE
                              (millions of dollars)
================================================================================
                                                                        All
                                                                   Governmental
                                     General Fund    State Funds      Funds
--------------------------------------------------------------------------------
2003-04 Revised Estimate                   42,060         62,112         98,293
Medicaid                                      373            672            738
Mental Hygiene                                299            342            233
Debt Service                                  285            566            566
Employee Health Insurance                     255            255            255
Higher Education                              206            304             58
Pensions                                      184            184            184
School Aid                                    169            278            278
AllOther                                      (46)           685          1,101
2002-03 Payment Deferrals                  (1,900)        (1,900)        (1,900)
2004-05 Executive Budget                   41,885         63,498         99,806
Annual $ Change                              (175)         1,386          1,513
Annual % Change                              (0.4%)          2.2%           1.5%

     Primary sources of the annual change in projected disbursements are concentrated in the major areas of spending as detailed below.

--------------------------------------------------------------------------------
Medicaid

===============================================================================================
                       DEPARTMENT OF HEALTH MEDICAID SPENDING PROJECTIONS
                                     (millions of dollars)
===============================================================================================
                                       Adjusted                       Annual         Percent
                                        2003-04       2004-05         Change         Change
-----------------------------------------------------------------------------------------------
General Fund                                5,952          6,325            373            6.3
Other State Support                         2,688          2,987            299            1.1
State Funds                                 8,640          9,312            672            7.8
Federal Funds                              19,340         19,406             66            0.3
All Governmental Funds                     27,980         28,718            738            2.6

     Medicaid, the single most expensive program budgeted in New York State, finances health care for low-income individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers.

     New York's Medicaid program is financed jointly by the Federal government, the State, and counties (including New York City). Total Medicaid financing (including administrative costs) from all sources is projected to reach $42.7 billion in 2004-05, consisting of $21.9 billion in Federal support, $13.8 billion in State funding, and $7.0 billion in local government financing. The Financial Plan does not include the local government share of Medicaid funding, but does include the entire Federal share of the program.

     Medicaid spending is budgeted principally in the Department of Health
(DOH), but also appears in the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD), Office of Alcohol and Substance Abuse Services (OASAS) and the State Education Department (SED). Projected Medicaid spending of $28.72 billion in DOH consists of $19.4 billion in Federal Funds and $9.3 billion in State Funds. Medicaid spending by other State agencies and administrative costs account for the remaining $2.5 billion in Federal and $4.5 billion in State support.

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===============================================================================
         SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE) IN DOH MEDICAID
                              (millions of dollars)
===============================================================================
                                                     Other State
                                                     Supported        Federal
                                     General Fund      Funds           Funds
-------------------------------------------------------------------------------
Inflationary/Utilization/All Other            619           (175)         1,050
Loss of Federal Matching Rate
(FMAP)                                        390                          (584)
Nursing Home IGT Phase Out                     90                          (112)
2003-04 Medicaid Cycle Delay                  170                           340
2004-05 Medicaid Cycle Delay                 (190)                         (270)
Assessments                                  (323)           429
Additional Support by HCRA                   (163)            45
Pharmacy Cost Containment                     (93)                         (191)
All Other Cost Containment                   (170)                         (256)
State Takeover/Increased Support               43                            89
Total Annual Change                           373            299             66

Inflation/Utilization Growth/All Other: Projected growth of approximately 7.4 percent reflects growth in medical cost inflation and utilization increases for hospitals, nursing homes, managed care programs and prescription drugs. The total Medicaid caseload is projected at 3.7 million in 2004-05, an increase of 5 percent from the current fiscal year. Other changes primarily include a "tobacco guarantee" payment to HCRA to replace the loss of revenue from the securitization of tobacco proceeds ($118 million).

Loss of Federal Matching Rate (FMAP): Expiration in June 2004 of the temporary 15-month increase in FMAP for Medicaid costs results in higher General Fund costs ($390 million) and lower spending from Federal Funds ($584 million). Total projected DOH General Fund savings from FMAP is $610 million in 2003-04 (another $80 million offsets in Mental Hygiene Medicaid costs) decreasing to $220 million in 2004-05. The additional FMAP support lowered Medicaid costs for the State and local governments by $1.01 billion in 2003-04 and provided $268 in resources to HCRA in 2003-04.

Nursing Home Intergovernmental Transfer (IGT) Phase Out: The planned phase-out of nursing home intergovernmental transfers implemented in 2001-02 increases General Fund costs by $90 million and reduces Federal Funds spending by $112 million (the remaining $22 million in costs accrue to local governments).

Cycle Payment Delays: The 2003-04 Enacted Budget deferred the last Medicaid cycle from March 31, 2004 into the 2004-05 fiscal year, producing an annual increase of $170 million. The 2004-05 Executive Budget continues this legislative action by delaying payment of the March 30, 2005 Medicaid cycle until April 1, 2005 ($190 million).

Assessments: The Executive Budget proposes a restoration of a 0.7 percent assessment on hospital and home care revenues and restoring the nursing home reimbursable assessment from 5.0 percent to 6.0 percent of revenues in order to finance State Medicaid spending. This recommendation lowers General Fund spending by $323 million and increases costs in the Provider Assessment Special Revenue Fund by $429 million, which is supported by the assessment revenues.

Additional Support by HCRA: Cost containment initiatives in FHP and the Child Health Plus (CHP) program produce HCRA savings that will support additional General Fund offloads related to pharmacy costs ($45 million). In addition, other proposed actions to reduce costs of

>

programs supported by HCRA and the receipt of FMAP moneys have reduced the need for General Fund support for HCRA ($118 million).

Pharmacy Cost Containment: Several proposals to control the rising costs of prescription drugs would reduce spending growth in the General Fund ($93 million) and Federal Funds ($191 million). These proposals include establishing a preferred drug program that requires manufacturers to provide higher rebates to the State to secure placement of drugs on a preferred drug list; requiring prior authorization for certain high cost drugs; reducing pharmacy reimbursement; and increasing pharmacy co-payments for Medicaid recipients.

All Other Cost Containment: Recommended actions reduce General Fund costs by $170 million and Federal Funds spending by $256 million. These actions include General Fund reductions resulting from the elimination of various optional services provided to Medicaid recipients ($32 million), the payment of Federal Medicare premiums by, and implementation of a managed care program for, individuals who are dually eligible under both the Medicaid and Medicare programs ($46 million), elimination of long-term care eligibility loopholes ($25 million), nursing home cost containment initiatives including the elimination of payment "add-ons" for facilities with more than 300 beds and hospital-based facilities ($22 million), continuing the reduced payment levels to counties for services provided to mentally disabled individuals ($20 million), implementation of a case management program in partnership with counties for certain high cost individuals ($8 million), and other cost containment initiatives.

State Takeover/Increased Support: The 2004-05 Executive Budget includes higher General Fund costs for the proposed multi year State takeover of local Medicaid costs of long-term care services ($24 million) and a revision to the 1993 wage equalization factor used in the calculation of nursing home reimbursement rates ($19 million).

--------------------------------------------------------------------------------
School Aid

===============================================================================
                         SCHOOL AID SPENDING PROJECTIONS
                              (millions of dollars)
===============================================================================
                                  Adjusted     Projected     Annual     Percent
                                  2003-04      2004-05       Change     Change
-------------------------------------------------------------------------------
General Fund                        12,361        12,530        169         1.4
Other State Support                  1,911         2,020        109         5.7
State Funds                         14,272        14,550        278         1.9
All Governmental Funds              14,272        14,550        278         1.9

     School aid, the single largest program financed by the General Fund and State Funds, helps support elementary and secondary education provided to New York pupils enrolled in 680 school districts throughout the State. State funding is provided to districts based on aid formulas governed by statute and through reimbursement for various categorical programs.

     On a school year basis (July 1 through June 30), support for general school aid is recommended at $14.6 billion, an increase of $147 million (1.0 percent) over the current school year. In addition to $14.6 billion for general school aid, the budget sets aside all revenues from VLTs to support SBE requirements. Based upon VLT facilities now being developed and new ones proposed with the Executive Budget, receipts are projected at $325 million in the 2004-05 school year, growing to $2 billion annually over the next five years. To supplement the VLT revenues, New York City will also receive a separate $100 million SBE matching grant ($70

>

million on a State fiscal year basis) as part of its general school aid. General Fund spending in 2004-05 is projected at $12.53 billion on a State fiscal year basis.

     The school aid recommendations to restrain spending growth include targeted reforms in building aid, transportation aid and BOCES to generate savings of $186 million. Proposed reforms would restrain cost increases for building aid ($62 million) and transportation aid ($52 million). Other building aid reforms include establishment of priority-based project selection; a simplified State aid calculation; and a State clearinghouse for more efficient construction practices. Transportation aid reforms build on recent reforms for State reimbursement of school construction to reimburse costs consistent with the useful life of the assets. Other actions in school aid that reduce General Fund costs include recovery of overpayments and one-time State-supported bond financing of transportation capital costs as part of the transition to the new reimbursement program.

     In addition, these recommendations include a Flex Aid program to provide school districts with needed flexibility by consolidating seven separate categories of aid totaling nearly $10 billion into a single aid program.

     The State Lottery Fund contribution is projected at $1.95 billion, an increase of $110 million in additional lottery revenues, including $43 million associated with proposed enhancements to the Quick Draw program. In addition, $240 million is reserved from VLT revenues ($325 million on a school year basis) to support SBE reforms.

     In addition to the school year totals referenced above, Federal Funds also provide $2.89 billion in education funding to school districts in 2004-05. This spending includes support for various programs such as: free and reduced price meals to low income children; supplemental funding for educational services to low achieving students; special education services to students with disabilities; professional development activities for teachers; and programs that prevent school violence.

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Welfare

===============================================================================
                          WELFARE SPENDING PROJECTIONS
                              (millions of dollars)
===============================================================================
                                  Adjusted     Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
General Fund                         1,379         1,423         44         3.2
State Funds                          1,379         1,423         44         3.2
Federal Funds                        2,049         1,979        (70)       (3.4)
All Governmental Funds               3,428         3,402        (26)       (0.8)

     Welfare programs provide a wide range of benefits to poor families including cash assistance grants, child welfare services, tax credits for eligible low-income workers, and services that assist welfare recipients in securing and retaining employment. Funding is also provided for local administration of welfare programs. Total welfare caseload is estimated at 653,041 in 2004-05, an increase of 36,201 from the current fiscal year. Federal assistance consists of funds provided through the TANF block grant.

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===============================================================================
                  SOURCES OF ANNUAL SPENDING CHANGES IN WELFARE
                              (millions of dollars)
===============================================================================
                                             General Fund         Federal Funds
-------------------------------------------------------------------------------
Caseload/Expenditure Growth                           125
Loss of Offsets/TANF                                  322                   (70)
Local Administration                                   74
TANF Reprogramming                                   (372)
Welfare Eligibility/Benefit Changes                   (77)
All Other                                             (28)
-------------------------------------------------------------------------------
Total Annual Change                                    44                   (70)
-------------------------------------------------------------------------------

Caseload/Expenditure Growth: Additional General Fund costs from caseload and expenditure growth reflect a projected 4.7 percent increase in the family caseload, a 10 percent increase in the single adult/childless couples caseload, and 3 percent growth in expenditures per person. Federal funding for welfare is a fixed amount provided through a TANF block grant and does not increase or decrease based on changes in caseload or State expenditures.

Loss of Offsets/TANF: 2004-05 General Fund increases resulting from the loss of TANF in 2003-04 ($322 million), include the one-time delay in the transfer of TANF funds to the Child Care Block Grant and the availability of one-time unprogrammed TANF initiative funding. The $70 million decrease in Federal Funds primarily reflects this reduced Federal funding available to support TANF-funded initiatives.

Local Administration Funding: Additional General Fund costs reflect increased funding for welfare employment and other initiatives ($63 million) and the use of one-time administration credits in 2003- 04 ($56 million), which are partially offset by the annualization of the reduction in local administrative reimbursement enacted in 2003-04 ($45 million).

TANF Reprogramming: Actions proposed in the Budget will reprogram the remaining TANF funds to reduce General Fund costs by reducing the TANF to Title XX transfer from 10 percent to 5 percent ($122 million); reprogramming unspent prior-year TANF initiative funding ($104 million); utilizing prior year child care funding ($83 million); budgeting the minimum TANF maintenance-of-effort level ($45 million); and reducing TANF for systems and other program initiatives ($18 million).

Proposed Welfare Eligibility/Benefit Changes: The 2004-05 Executive Budget reduces General Fund costs by $77 million through recommendations that would restructure welfare eligibility requirements, require full family sanctions that eliminate benefits if adults do not comply with mandated employment requirements, and impose a 10 percent reduction in welfare benefits to longer term participants.

All Other: The remaining annual decrease in General Fund costs relates primarily to a one-time prior year Federal settlement ($16 million), requiring a two-year limit on claiming local administrative reimbursement and rescinding unspent prior year contract funding ($12 million).

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Office of Children and Family Services

===============================================================================
               CHILDREN AND FAMILY SERVICES SPENDING PROJECTIONS
                              (millions of dollars)
===============================================================================
                                  Adjusted     Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
General Fund                         1,261         1,309         48         3.8
Other State Support                     36            50         14        38.9
State Funds                          1,297         1,359         62         4.8
Federal Funds                        1,865         1,716       (149)       (8.0)
All Governmental Funds               3,162         3,075        (87)       (2.8)

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     The Office of Children and Family Services (OCFS) provides child welfare services including foster care, adoption, child protective services and childcare. The net decrease in All Funds spending is attributable primarily to a reduction of the Federal TANF for Child Care and Title XX program support ($150 million), partially offset by growth in State child welfare costs for preventive services, child protective services, and adoption subsidies supported by the General Fund ($48 million) and other State support ($14 million). In the General Fund, the impact of the reduced TANF to Title XX transfer produces increased child welfare spending by $58 million.

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Mental Hygiene

===============================================================================
                       MENTAL HYGIENE SPENDING PROJECTIONS
                              (millions of dollars)
===============================================================================
                                  Adjusted     Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
General Fund                         2,127         2,426        299        14.1
Other State Support                    458           501         43         9.4
State Funds                          2,585         2,927        342        13.2
Federal Funds                        2,661         2,552       (109)        4.1
All Governmental Funds               5,246         5,479        233         4.4

     MH, OMRDD and OASAS collectively provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities and/or chemical dependencies through institutional and community-based settings. Many of these services are partially financed with State and Federal Medicaid dollars.

     Annual General Fund growth of $299 million is attributable primarily to increased State Operations costs including payment of an "extra" institutional facilities payroll ($95 million), local services and program enhancements including the OMRDD New York State - Creating Alternatives in Residential Environments and Services (NYS-CARES) program and OMH community-based housing initiatives ($85 million), and a reduction in available patient care revenues, primarily as a result of nonrecurring debt management actions ($69 million) and the expiration of the temporary 15- month increase in the Federal Medicaid matching rate ($40 million) used to support State Operations costs in the General Fund.

     Absent proposed budget actions, mental hygiene agencies would have otherwise experienced roughly double the projected General Fund growth of $299 million in 2004-05, due mainly to the loss of nonrecurring offsets provided in 2003-04 by the temporary Medicaid matching rate increase and debt service savings that permitted more patient income revenues to be used for operations, and the extra institutional payroll due in 2004-05. Recommended cost containment actions to restrict this growth include Federal, local and third-party revenue maximization efforts primarily in the patient income account ($165 million), 5 percent reductions in various local assistance programs ($32 million) and a variety of State operations efficiencies ($56 million).

     Higher spending of $43 million in other State-supported funds is attributable to growth in OMRDD's Provider of Services SRF that supports development under the NYS-OPTS (New York State - Options for People Through Services) program.

>

     The Federal Funds decline of $109 million primarily reflects an annual decrease in available patient care revenues due to nonrecurring actions implemented in the current year, including the Federal Medicaid matching rate ($40 million). This Federal Funds decline results in higher General Fund costs as these resources are no longer available to reduce the State's cost of providing mental hygiene services in 2004-05.

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Higher Education

===============================================================================
                      HIGHER EDUCATION SPENDING PROJECTIONS
                             (millions of dollars)
===============================================================================
                                  Adjusted     Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
General Fund                         2,467         2,673        206         8.4
Other State Support                  3,637         3,735         98         2.7
State Funds                          6,104         6,408        304         5.0
Federal Funds                          428           182       (246)      (57.5)
All Governmental Funds               6,532         6,590         58         0.9

     Higher education includes operational and administrative costs for SUNY, CUNY and the Higher Education Services Corporation (HESC) which is responsible for administering TAP grant awards to income eligible students.

===============================================================================
              SOURCES OF ANNUAL SPENDING CHANGE IN HIGHER EDUCATION
                              (millions of dollars)
===============================================================================
                                                  Other State
                                General Fund    Supported Funds   Federal Funds
-------------------------------------------------------------------------------
HESC Impact of TAP Roll                  104
HESC Nonrecurring TANF Funds             246                               (246)
SUNY/CUNY/HESC Support                   139                 25               0
SUNY/CUNY CC Base Aid                    (19)
SUNY/CUNY Equipment Bonding              (37)                43
HESC/TAP Restructuring                  (227)
Capital Matching Grants                    0                 30               0
-------------------------------------------------------------------------------
Total Annual Change                      206                 98            (246)
-------------------------------------------------------------------------------

HESC Impact of TAP Roll: General Fund costs increase by $104 million in 2004-05 as a result of legislative actions in the 2003-04 Enacted Budget that deferred TAP costs into 2004-05.

HESC Nonrecurring TANF Funds: TANF funding used in 2003-04 to finance the TAP program is no longer available in 2004-05 and thus General Fund spending increases ($246 million) and Federal spending decreases ($246 million).

SUNY/CUNY/HESC Support: The 2004-05 Executive Budget provides funding for higher costs at SUNY and CUNY for salaries and fringe benefits, community college enrollment growth, inflationary increases and growth in the number of TAP recipients.

SUNY/CUNY Community College Base Aid: Base aid decreases by 5 percent or $115 per student ($19 million).

SUNY/CUNY Equipment Bonding: The use of bond proceeds to support SUNY/CUNY capital equipment purchases will reduce General Fund spending ($37 million) and increase capital expenditures in the SRFs.

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HESC/TAP Restructuring: Changes at HESC include the proposed restructuring of the TAP program, which would defer one-third of each student's award until graduation as an incentive for timely degree completion ($227 million).

Capital Matching Grants: The other funds increase reflects the first year of capital spending under the new $350 million Capital Matching Grants Program for public and private colleges and universities ($30 million).

--------------------------------------------------------------------------------
Debt Service

===============================================================================
                        DEBT SERVICE SPENDING PROJECTIONS
                              (millions of dollars)
===============================================================================
                                  Adjusted     Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
General Fund                         1,468         1,753        285        19.4
Other State Support                  1,885         2,166        281        14.9
State Funds                          3,353         3,919        566        16.9
All Governmental Funds               3,353         3,919        566        16.9

     Debt Service Funds are the conduits through which the State pays debt service on all State supported bonds, including General Obligation bonds for which the State is constitutionally obligated to pay debt service and bonds issued by State public authorities (e.g., Empire State Development Corporation, Dormitory Authority, Thruway Authority, Local Government Assistance Corporation) for which the State is contractually obligated to pay debt service subject to an appropriation. Debt service is paid by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

     The growth in the General Fund is the result of increases in net debt service payments to support capital projects for Corrections ($86 million), SUNY Educational Facilities ($71 million), CUNY ($68 million), the Metropolitan Transportation Authority (MTA) ($41 million) and the Housing Finance Agency ($26 million), offset by modest reductions in other programs. The increase in net debt service costs related to other State-supported funds is also attributable to SUNY dormitory facilities ($32 million), Mental Hygiene facilities ($93 million), transportation ($70 million), economic development ($58 million) and educational capital programs ($38 million).

     Recommendations to generate savings include expanded use of variable rate debt, increased use of swaps and other new refundings opportunities, streamlined approvals for refundings, and generating lower costs through the flexible use of issuers in the PIT program. Savings from these initiatives impact both spending and revenue in the General Fund by lowering debt service costs and/or increasing transfers of dedicated taxes from debt service funds.

--------------------------------------------------------------------------------
General State Charges

===============================================================================
                   GENERAL STATE CHARGES SPENDING PROJECTIONS
                              (millions of dollars)
===============================================================================
                                  Adjusted     Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
General Fund                         3,257         3,652        395        12.1
State Funds                          3,670         4,114        444        12.1
All Governmental Funds               3,842         4,312        470        12.2

>

     General State Charges (GSCs) account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for taxes on public lands and litigation. The General Fund supports approximately 85 percent of GSCs spending. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

     Higher projected contributions to the New York State and Local Retirement Systems for fiscal year 2004-05 are associated with prior year pension investment losses and the expansion of retiree benefits. Baseline projections from OSC show an employer pension contribution rate of 12.3 percent of payroll in 2004-05 that would produce an annual State pension cost increase of $664 million (136.8 percent) in 2004-05. The Executive Budget proposes a series of pension reforms that will moderate these costs and produce a total employer pension contribution of $669 million, an annual increase of $184 million (37.9 percent).

     Providing health insurance to State employees and retirees is projected to total $2.05 billion in 2004-05, an increase of $255 million. This is attributable primarily to underlying growth of 13 percent in premium costs to cover the rising expense and utilization of employee health care, including escalating prescription drug costs.
--------------------------------------------------------------------------------
All Other

     In addition to the programs described above, the Executive Budget includes funding for Economic Development, Parks, the Environment, Public Health, Education, Public Protection, General Government, the Judiciary, and various other programs.

     Other significant savings actions contained in this Budget, include:

.. $150 million in recurring State operations efficiencies (across the remaining agencies not discussed earlier) through continued application of a strict hiring freeze, savings from contract reviews, elimination of inflationary increases, and maximization of non-General Fund resources;
.. Over $56 million in savings due to reductions in local public health programs and maximization of HCRA. In addition, significant reforms are proposed in the Early Intervention program that contribute savings in the outyears of the Financial Plan;
..  $117 million in transportation savings by eliminating one-time legislative adds and maximizing non-General Fund resources; and .. Savings from modest five percent reductions to a variety of local assistance programs.

     All other State Funds spending is projected to increase $685 million over the current fiscal year. Growth in other State-supported spending includes economic development capital projects ($320 million), capital projects related to the E-911 program ($100 million), increased taxpayer participation and tax levy growth in STAR ($163 million), spending from the Indigent Legal Services Fund ($31 million), and inflationary increases and higher enrollment in the Elderly Pharmaceutical Insurance Coverage (EPIC) program ($73 million).

     All Governmental Funds spending for these programs is projected to increase by $1.10 billion from the current fiscal year. This increase includes State Funds spending growth of $685

>

million and higher Federal spending of $416 million for, among other things, transportation-related capital projects ($172 million), implementation of the Help America Vote Act of 2002 ($142 million), and reimbursement for World Trade Center costs ($200 million).

THE 2004-05 GOVERNMENTAL FUNDS FINANCIAL PLAN
---------------------------------------------

     The following sections summarize activity within the four major fund types that comprise the All Governmental Fund type: General Fund, SRFs, Capital Projects Funds and Debt Service Funds.

--------------------------------------------------------------------------------
GENERAL FUND

     The Financial Plan presentation of receipts and disbursement activity within each fund type is detailed below.

--------------------------------------------------------------------------------
Receipts Outlook
===============================================================================
                              GENERAL FUND RECEIPTS
                              (millions of dollars)
===============================================================================
                                               Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
Personal Income Tax                 15,791        18,520      2,729        17.3
User Taxes and Fees                  7,897         8,340        443         5.6
Business Taxes                       3,395         3,739        344        10.1
Other Taxes                            784           762        (22)       (2.8)
Miscellaneous Receipts               5,970         2,087     (3,883)      (65.0)
Federal Grants                         645             0       (645)     (100.0)
Transfers From Other Funds           7,777         8,387        610         7.8
-------------------------------------------------------------------------------
Total Receipts                      42,259        41,835       (424)       (1.0)
-------------------------------------------------------------------------------

     The State projects General Fund receipts of $41.83 billion in 2004-05, a decrease of $424 million (1.0 percent) from the current year. The decline in General Fund receipts is the result of one-time revenues from tobacco securitization ($4.20 billion) and Federal revenue sharing grants ($645 million) received in 2003-04 which will not recur in 2004-05. This is partially offset by increased collections from PIT and sales and use taxes resulting from temporary tax actions taken in the 2003- 04 Enacted Budget as well as underlying growth resulting from the improving economic climate and the Refund Reserve transaction that moves $661 million in PIT resources from 2003-04 to 2004-05.

--------------------------------------------------------------------------------
Disbursements Outlook

     The State projects General Fund disbursements of $41.89 billion in 2004-05, a decrease of $175 million (0.4 percent) from the current year. The change in General Fund disbursements reflects higher spending in Grants to Local Governments, State Operations, GSCs and Debt Service, partially offset by lower spending in Capital Projects and Transfers to Other Funds (for a detailed discussion on annual changes in major spending areas please see the 2004-05 Financial Plan section earlier in this Overview).

===============================================================================
                           GENERAL FUND DISBURSEMENTS
                              (millions of dollars)
===============================================================================
                                               Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
Grants to Local Governments         29,311        28,455       (856)       (2.9)
State Operations                     7,055         7,251        196         2.8
General State Charges                3,257         3,652        395        12.1
Debt Service                         1,468         1,753        285        19.4
Capital Projects                       227           187        (40)      (17.6)

>

===============================================================================
                           GENERAL FUND DISBURSEMENTS
                              (millions of dollars)
===============================================================================
                                               Projected     Annual     Percent
                                   2003-04      2004-05      Change     Change
-------------------------------------------------------------------------------
Transfers to Other Funds               742           587       (155)      (20.9)
-------------------------------------------------------------------------------
Total Disbursements                 42,060        41,885       (175)       (0.4)
-------------------------------------------------------------------------------

Grants to Local Governments

[GRAPHIC APPEARS HERE]

     Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (44 percent) and for Medicaid (22 percent). Other large areas of spending include mental hygiene (6 percent), higher education (6 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose aid to counties and municipalities (3 percent), preschool special education (3 percent), and public health (2 percent).

     Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9 percent) from 2003-04. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion, as described earlier. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC, and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help them finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.

     Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid ($373 million), HESC ($176 million), school aid ($169 million), preschool special education programs ($89 million), OCFS ($57 million) and mental hygiene ($55 million). These annual changes are discussed in more detail earlier in this Overview under "The 2004-05 Financial Plan."

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State Operations

[GRAPHIC APPEARS HERE]

     State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.25 billion in 2004-05, an increase of $196 million (2.8 percent) from the current year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending and the remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

     The projected $196 million annual increase in State Operations costs includes higher spending of $130 million for an extra institutional payroll occurring in 2004-05. Spending for the Legislature and Judiciary is projected to remain unchanged.

     Proposed savings initiatives designed to reduce annual spending growth associated with performance advances and inflation include various revenue maximization initiatives ($171 million), and the continuation of the strict statewide hiring freeze and other actions to restrain spending in agency operations ($142 million).

     The revenue maximization efforts to finance State Operations spending include Federal revenue initiatives in mental hygiene programs ($70 million) and extending current provisions of the Motor Vehicle Insurance Fee to support State Police activities ($51 million). No general salary increases are budgeted in either 2003-04 or 2004-05.

     The State's Executive agency All Funds workforce is projected to total 187,900 by the end 2004- 05, level with the current year. Since 1994-95, the State workforce has declined by approximately 23,300.

General State Charges
     General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

     Spending for GSCs is projected to be $3.65 billion in 2004-05, an increase of $395 million (12.1 percent) over the current year. This annual increase is due mostly to rising costs of employee health benefits to $2.05 billion (an increase of $255 million) and higher costs related to employer pension contributions to a level of $669 million (an increase of $184 million) after reflecting savings for proposed pension reforms. A more detailed discussion is provided earlier in this Overview under "The 2004-05 Financial Plan."

Transfers to Other Funds
     Transfers to Other Funds is projected to total $2.53 billion in 2004-05, an increase of $90 million (3.7 percent) from the current year and include General Fund transfers to support debt

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service ($1.75 billion), capital projects ($187 million), and other funds ($587 million), including SUNY, banking services, and the Judiciary.

     General Fund support for debt service is estimated to increase by $285 million (19.4 percent) to pay primarily for prior-year financings for CUNY, SUNY and correctional facilities partially offset by savings from the use of variable rate and interest rate exchange agreements to refund outstanding bonds and reduce borrowing costs.

     The $40 million (17.6 percent) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending.

     All other transfers are projected to decline by $155 million in 2004-05 due to a nonrecurring transfer to the HCRA SRF that financed 2003-04 legislative restorations ($128 million) and the "doubling up" of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04.

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SPECIAL REVENUE FUNDS

     Special Revenue Funds receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's Short-Term Investment Pool (STIP) to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

     SRF spending accounts for 51 percent of projected All Governmental Funds disbursements in 2004-05. The SRFs have grown steadily as a percentage of All Governmental Funds in recent years as the State continues to identify alternate funding sources to support costs otherwise financed by the General Fund, and to maximize Federal revenues where available.

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Receipts

===============================================================================
                         SPECIAL REVENUE FUNDS RECEIPTS
                              (millions of dollars)
===============================================================================
                                  2003-04        2004-05         Annual Change
-------------------------------------------------------------------------------
Taxes                               4,458          4,784                    326
Miscellaneous Receipts:
SUNY                                2,240          2,303                     63
Lottery                             2,030          2,318                    288
Indigent Care                         901            876                    (25)
HCRA                                2,477          2,756                    279
Provider Assessments                  371            629                    258
All Other                           2,377          2,596                    219
Total Miscellaneous Receipts       10,396         11,478                  1,082
Federal Grants                     34,921         34,425                   (496)
Total Receipts                     49,775         50,687                    912

     Total SRF receipts are projected to be $50.69 billion, an increase of $912 million (1.8 percent) from 2003-04. This growth is due primarily to increases in taxes ($326 million) and miscellaneous receipts ($1.08 billion), partially offset by a decrease in Federal grants ($496 million), as detailed below.

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Taxes

     Taxes dedicated to support programs funded in the SRFs total $4.78 billion in 2004-05, an increase of $326 million (7.3 percent) over 2003-04, and primarily include STAR and mass transportation programs. Taxes comprise 9 percent of total SRF receipts. The increase in taxes is due to increased deposits into the STAR fund ($163 million), increased collections from surcharges earmarked for the mass transportation funds ($118 million), and the imposition of a new surcharge on sales tax, which will be deposited into the New York State Wireless Telephone Emergency Service Account ($39 million).

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Miscellaneous Receipts

     Miscellaneous receipts comprise 23 percent of total SRF receipts and are projected to total $11.48 billion in 2004-05, an increase of $1.08 billion (10.4 percent) from the current fiscal year. These receipts include SUNY tuition, lottery receipts, transfers from the "off-budget" CRA pools, assessments on regulated industries, and a variety of fees and licenses. Changes in miscellaneous receipts are generally consistent with the spending changes in the major program areas described below with the exception of Medicaid, where a nonrecurring General Fund transfer of $128 million in 2003-04 (rather than miscellaneous receipts) supports legislative restorations.

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Federal Grants

     Federal grants are projected to total $34.43 billion, a decrease of $496 million (1.4 percent) from 2003-04. Federal grants comprise 68 percent of total receipts in the SRFs primarily for health and welfare programs. The State is required to adhere to specific Federal guidelines governing use of grant moneys. In most cases, the State finances programs in the first instance, then receives reimbursement from the Federal government. In addition, the State is subject to the Federal Cash Management Improvement Act, which imposes interest penalties on the State if Federal Funds are not spent expeditiously. Federal reimbursement is assumed to be received in the State fiscal year in which the spending occurs; however, timing-related variances can produce temporary negative balances in these funds.

     Changes to Federal grants correspond to changes in federally-reimbursed spending as described below with the exception of the nonrecurring deposit of $289 million in Federal Funds to support HCRA health care costs.

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Disbursements

=========================================================================================
                           SPECIAL REVENUE FUNDS DISBURSEMENTS
                                  (millions of dollars)
=========================================================================================
                                                           Annual State        Annual
                                  2003-04      2004-05        Change       Federal Change
-----------------------------------------------------------------------------------------
STAR                                  2,835        2,998             163                0
Medicaid                             22,028       22,393             299               66
SUNY                                  2,894        2,940              46                0
Education                             2,823        2,889              (7)              73
Lottery                               1,990        2,105             115                0
Welfare/OCFS                          3,932        3,717               5             (220)
Transportation                        1,650        1,750             100                0
World Trade Center                    1,484        1,640               0              156
Labor                                   714          711               2               (5)
HESC                                    319           76               3             (246)
-----------------------------------------------------------------------------------------

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                           SPECIAL REVENUE FUNDS DISBURSEMENTS
                                  (millions of dollars)
=========================================================================================
                                                           Annual State        Annual
                                  2003-04      2004-05        Change       Federal Change
-----------------------------------------------------------------------------------------
Child Health Plus (CHP)                 745          809              25               39
EPIC                                    646          719              73                0
All Other                             8,200        8,373             122               51
-----------------------------------------------------------------------------------------
Total Disbursements                  50,260       51,120             946              (86)
-----------------------------------------------------------------------------------------
Annual % change                                      1.7%
-----------------------------------------------------------------------------------------

     Disbursements from SRFs are projected to be $51.12 billion, an increase of $860 million (1.7 percent) from 2003-04. Of this amount, $16.64 billion is supported by State revenues and $34.48 billion is supported by Federal grants. Additional Federal grants support capital spending for a grand total in Federal grants of $36.27 billion. The growth in SRF is attributable primarily to projected spending increases in Medicaid, STAR, SUNY, education and transportation programs, partially offset by the loss of TANF block grant funds that support OCFS programs and TAP in 2003-04.

     The following describes projected activity in the major SRFs in 2004-05, including sources of funding, programs supported, and an explanation of annual growth or decline.

Medicaid: The SRF structure of Medicaid is detailed below. For a detailed discussion of the annual changes in Medicaid, please refer to "the 2004-05 Financial Plan" section earlier in this Overview.

.. Federal Medicaid: The Federal Medicaid Fund accounts for the receipt and disbursement of the Federal government's share of direct payments made to health care providers and reimbursement to local governments for the administrative costs of the program. Federal support for the Medicaid program is projected to total $19.41 billion in 2004-05, which represents roughly 40 percent of total Federal SRF spending.
.. Indigent Care: The Indigent Care Fund receives revenue through transfers from the Health Care Initiatives Pool, Bad Debt and Charity Care Pools, and the Tobacco Control and Insurance Initiatives Pool. These HCRA pools are financed with taxes, assessments and surcharges on hospital revenues and third-party payers. The Indigent Care Fund makes Medicaid payments to providers and municipalities for the cost of providing care to the uninsured. Total disbursements from the Indigent Care Fund are estimated at $906 million in 2004-05, a decrease of $30 million from the current year.
.. Provider Assessments: This account, created in 2002-03, is currently financed by a reimbursable assessment on nursing home revenues. The 2004-05 Executive Budget proposes an increase in the Medicaid reimbursable assessment on nursing home revenues from 5 percent to 6 percent and the restoration of a nonreimbursable 0.7 percent assessment on hospital and home care revenues. These assessments are expected to generate $629 million to finance Medicaid.
.. Health Care Reform Act Transfer: This fund is supported by transfers from the Tobacco Control and Insurance Initiatives Pool and is used to finance a portion of the State's Medicaid program, including expansion of programs such as the FHP program and the workforce recruitment and retention program. Spending from this fund is projected to total $1.45 billion in 2004-05, an increase of $71 million over the current year.

STAR: This fund receives PIT receipts dedicated to the STAR property tax relief program. Spending for STAR is estimated at $3.0 billion in 2004-05, an increase of $163 million from 2003-04. STAR will provide $2.4 billion in local property tax relief for eligible homeowners statewide. In addition, residents of New York City, who pay property, income, and other taxes to fund City education services, will receive $560 million in City PIT reductions. Increased participation by taxpayers and local tax levy growth are largely responsible for the higher projected spending in 2004-05. The estimates include $20 million in savings from proposed legislation that would cap school district spending.

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Lottery: The Lottery Fund supports public elementary and secondary school education through proceeds received from the sale of lottery tickets and the expected implementation of VLTs at racetracks. The 2004-05 Executive Budget projects roughly $2.32 billion in total lottery proceeds will be available to fund $2.19 billion of school aid costs and a reserve of $240 million ($325 million on a school year basis) from VLT proceeds to finance SBE. The remaining $160 million supports administrative costs of operating lottery games. Lottery prize money is held in a separate fiduciary account.

SUNY: SUNY receives revenues from tuition, third-party payers, room rents, user fees and the Federal government which support the costs of operating hospitals, dormitories and regular campus services. The University's spending from SRFs is projected to total $2.94 billion in 2004-05, comprising of $2.77 billion in State funds and $172 million in Federal Funds. Federal spending remains unchanged from 2003-04, but State spending is projected to increase by $163 million.

Transportation: State funding for transit systems comprises the majority of transportation SRF spending. Over $1.67 billion of 2004-05 transit aid is supported by taxes dedicated to the Mass Transportation Operating Assistance
(MTOA) Fund and the Dedicated Mass Transportation Trust Fund. Total disbursements from transportation SRFs are projected to be $1.75 billion in 2004-05, $100 million above the current year. This increase reflects the shift of $50 million in transit local aid from the General Fund to the SRFs, and a scheduled $46 million increase in capital support for the MTA from the Dedicated Mass Transportation Trust Fund.

CHP: The CHP program finances health insurance coverage for children of low-income families up to the age of 18. The 2004-05 Executive Budget projects total spending of $809 million, an increase of $64 million over 2003-04. Funding for this program comes from the State ($375 million financed by transfers from the Tobacco Control and Insurance Initiatives Pool) and Federal government ($434 million). The annual increase reflects shifting eligible children currently covered under Medicaid into CHP.

EPIC: EPIC provides prescription drug insurance to low-income senior citizens. This program is projected to cost $719 million in 2004-05, an increase of $73 million from 2003-04. Projected EPIC spending in 2004-05 is supported by $494 million in State transfers from the Tobacco Control and Insurance Initiatives Pool, $23 million in premiums/fees, and $202 million from manufacturer rebates.

Welfare: The State receives Federal welfare funding through the TANF block grant. In 2004-05, Federal welfare spending will total $1.98 billion, a decrease of $70 million from 2003-04, resulting primarily from the use of one-time available Federal funding to support TANF-funded initiatives.

Education: Education spending in SRFs, including educational programs for disabled children and disadvantaged pupils, is projected to total $2.89 billion in 2004-05. Increased Federal funding of $73 million will provide additional resources to school districts for programs that serve these students.

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HESC: Federally-supported spending for HESC is projected to decrease by $246 million as a result of the elimination of TAP financing with TANF block grant funds. The remaining spending on student financial aid programs is supported by State and Federal sources ($66 million and $10 million, respectively).

OCFS: The State receives $1.72 billion in Federal funding for children and family services from several sources including the TANF block grant, Title IV-E Foster Care and Adoption Assistance Federal Payments, and the Title XX Social Services Block Grant. In 2004-05, State and Federal spending for children and family services is projected to total $1.74 billion, a decrease of $145 million from the current fiscal year. This decrease is attributable primarily to a reduction in TANF block grant moneys available to support child care and locally provided services to children and families.

Labor: Labor programs are supported primarily by Federal grants and include job training and reemployment services. Labor spending is estimated at $711 million in 2004-05 and remains virtually unchanged from 2003-04 levels.

All Other: Spending for all other SRFs is projected to total $8.37 billion in 2004-05, an increase of $173 million (2.1 percent) and primarily includes support for health care, public protection and general government programs.

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CAPITAL PROJECTS FUNDS

     The Capital Projects Fund group accounts for spending from the Capital Projects Fund, which is supported by a transfer from the General Fund, and spending from other funds for specific capital purposes, including transportation, mental health, housing, public protection, education and the environment. Those other funds include the Dedicated Highway and Bridge Trust Fund, Mental Hygiene Capital Facilities Improvement Fund, Housing Assistance and Housing Program Funds, the Correctional Facilities Capital Improvement Fund, the SUNY Residence Hall Rehabilitation Fund, the Hazardous Waste Remedial Fund, and EPF. Receipts from dedicated State taxes, miscellaneous receipts (which include proceeds from State-supported bonds issued by certain State public authorities), and Federal grants finance disbursements in the Capital Projects Fund group.

     The following tables for Capital Projects Funds reflect an accounting adjustment for capital projects activity because certain capital spending is not reported by OSC in actual cash spending results, although it is reflected in the Generally Accepted Accounting Principles (GAAP) Financial Statements. This spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from the General Fund. This includes capital spending for local transportation projects for the CHIPS Program ($340 million), education projects for CUNY higher education facilities ($215 million), SUNY Community Colleges and Dormitory Facilities ($125 million), the Department of Mental Hygiene projects ($90 million) and a variety of economic development projects including the Community Enhancement Facilities Assistance Program ($540 million). These receipts and disbursements are included in this section in order to present a comprehensive picture of State capital projects spending.

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=========================================================================================
CAPITAL PROJECTS FUNDS RECEIPTS
                                  (millions of dollars)
=========================================================================================
                                  2003-04      2004-05     Annual Change   Percent Change
-----------------------------------------------------------------------------------------
Taxes                                 1,752        1,806              54              3.1
Miscellaneous Receipts                3,685        3,741              56              1.5
Federal Grants                        1,621        1,840             219             13.5
-----------------------------------------------------------------------------------------
Total Receipts                        7,058        7,387             329              4.7
-----------------------------------------------------------------------------------------
Accounting Adjustment                  (995)      (1,310)           (315)           (31.7)
-----------------------------------------------------------------------------------------
Financial Plan Total                  6,063        6,077              14              0.2
-----------------------------------------------------------------------------------------

     Taxes deposited to the Capital Projects Funds are projected to be $1.81 billion, an increase of $54 million (3.1 percent) from 2003-04. This includes highway-related taxes earmarked for the Dedicated Highway and Bridge Trust Fund and real estate transfer taxes that are designated for the EPF. The $54 million increase is due solely to projected growth in highway related taxes, as the EPF receives a statutory dedication of $112 million annually from the Real Estate Transfer Tax.

     Miscellaneous receipts include bond proceeds that finance capital projects across all major functional areas, as well as other miscellaneous fees such as State park fees, industry-specific environmental fees and receipts from the sale of surplus State land. Miscellaneous receipts are projected to total $3.7 billion, an increase of $56 million (1.5 percent) from 2003-04. The estimated growth reflects a $34 million increase in authority bond proceeds and a projected increase of $22 million in other miscellaneous receipts.

     Federal grants primarily support capital projects for transportation and the environment and are estimated at $1.84 billion, an increase of $219 million (13.5 percent) over 2003-04. Environmental grants are projected to remain unchanged, while grants for transportation and the World Trade Center highway reconstruction increase by $219 million.

=========================================================================================
CAPITAL PROJECTS FUNDS DISBURSEMENTS
                                  (millions of dollars)
=========================================================================================
                                  2003-04      2004-05     Annual Change   Percent Change
-----------------------------------------------------------------------------------------
Transportation                        3,461        3,538              77              2.2
Parks and Environment                   688          649             (39)            (5.7)
Economic Development &                  361          802             441            122.2
Government Oversight
Health and Social Welfare               143          128             (15)           (10.5)
Education                               748          807              59              7.9
Public Protection                       206          215               9              4.4
Mental Health                           299          298              (1)            (0.3)
General Government                       80          185             105            131.3
Other                                    57           75              18             31.6
-----------------------------------------------------------------------------------------
Total Disbursements                   6,043        6,697             654             10.8
-----------------------------------------------------------------------------------------
Accounting Adjustment                  (995)      (1,310)           (315)           (31.7)
-----------------------------------------------------------------------------------------
Financial Plan Total                  5,048        5,387             339              6.7
-----------------------------------------------------------------------------------------

     The increase is attributable primarily to prior-year commitments in the areas of economic development ($441 million) and general government for financing of local public safety answering point equipment upgrades for wireless E-911 service ($100 million).

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DEBT SERVICE FUNDS

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=========================================================================================
                               DEBT SERVICE FUNDS RECEIPTS
                                  (millions of dollars)
=========================================================================================
                                  2003-04      2004-05     Annual Change   Percent Change
-----------------------------------------------------------------------------------------
Taxes                                 8,039        8,657             618              7.7
Miscellaneous Receipts                  694          647             (47)            (6.8)
-----------------------------------------------------------------------------------------
Total Receipts                        8,733        9,304             571              6.5
-----------------------------------------------------------------------------------------

     This increase is attributable primarily to growth in dedicated State PIT receipts deposited to the RBTF ($487 million). Similar increases are projected for sales and use taxes deposited to the Local Government Assistance Tax Fund to support debt service on LGAC bonds ($120 million) and real estate transfer taxes deposited in the CW/CA Bond Debt Service Fund ($11 million). Receipts in excess of those required to satisfy the State's debt service obligations are transferred back to the General Fund. The projected decrease in miscellaneous receipts of $47 million is attributable to reduced funding of the Debt Reduction Reserve Fund, offset by a modest increase in receipts for health-related programs.

=========================================================================================
                             DEBT SERVICE FUNDS DISBURSEMENTS
                                  (millions of dollars)
=========================================================================================
                                  2003-04      2004-05     Annual Change   Percent Change
-----------------------------------------------------------------------------------------
General Debt Service Fund             2,742        3,229             487             17.8
LGAC                                    296          312              16              5.4
Mental Health                           166          259              93             56.0
All Other                               149          119             (30)           (20.1)
-----------------------------------------------------------------------------------------
Total Disbursements                   3,353        3,919             566             16.9
-----------------------------------------------------------------------------------------

     This increase, which is explained in more detail earlier in this Overview, reflects the growth in debt service costs after implementation of policy and statutory initiatives that have resulted in debt service savings over the last several years. Projected debt service costs and corresponding levels of State-supported debt outstanding are projected to remain within the caps and limitations imposed by the Debt Reform Act of 2000.

FINANCIAL PLAN RESERVES AND RISKS1
----------------------------------

     The State projects that balances in its principal reserves to guard against unbudgeted risks will total $815 million at the close of 2003-04 will remain unchanged through 2004-05. The reserves include $794 million in the TSRF (the State's rainy day fund) and $21 million in the CRF for litigation.

     To permanently improve the State's reserve levels, the Executive Budget includes legislation to gradually increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to fivetenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2 percent or $840 million with the next annual deposit.

     The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

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1 For a discussion of other potential risks to the Financial Plan, please see the section entitled "Special Considerations" in this AIS Update.

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     The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all VLT revenues to provide SBE funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

     Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings. For a complete summary of significant litigation affecting the State, please refer to the State's Annual Information Statement, as updated.

     The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3.0 percent in 1999-2000 (effective mid-year), 3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

     In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital
(DSH) payments over two years to public hospitals throughout the State, including the New York City Health and Hospital Corporation (HHC), SUNY and other State and county operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State's health care financing system.

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CASH FLOW
---------

     In 2004-05, the General Fund is projected to have quarterly balances of $2.0 billion in June, $2.20 billion in September, $1.22 billion by the end of December, and $964 million at the end of March. The lowest projected month-end cash flow balance other than March is $1.2 billion in December. The 2004-05 General Fund cash flow estimates assume the Executive Budget is enacted on time and in its entirety.

     OSC invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through STIP, which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds including the Tobacco Settlement Fund.

     OSC is authorized to make temporary loans from STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are "receivable on account" or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements). In addition, the 2003- 04 Enacted Budget included legislation that expires on March 31, 2004 permitting OSC to temporarily loan balances in other funds to the General Fund within any month. This authorization was utilized on September 12 and 15, 2003 to support intra-month cash flow needs; however, as required under the legislation, the General Fund ended September 2003 with a positive cash balance of $2.6 billion. The 2004-05 Executive Budget includes legislation to permanently extend this authorization.

     OSC makes repayment of such loans from the first cash receipts into the fund. Fund balances outside the General Fund are presented on a net basis, i.e., they are reduced by the amount of outstanding temporary loans from the State's STIP. The total outstanding loan balance at March 31, 2003 was $1.68 billion. The sources of this outstanding loan balance include timing-related delays in the receipt from Federal Funds and the sale of bonds used to finance capital projects, a delinquent SUNY hospital loan, and unreimbursed costs related to the Office for Technology Internal Service funds.

GAAP-BASIS FINANCIAL PLANS
--------------------------

     In addition to the cash-basis Financial Plans, the General Fund and All Governmental Funds Financial Plans are prepared on a Generally Accepted Accounting Principles basis (GAAP) in accordance with Governmental Accounting Standards Board (GASB) regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this Overview. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2002-03. They reflect the impact of GASB Statement 34 which has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. The GASB 34 results for 2002-03 show the State in a net positive overall financing condition of $42.40 billion.

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     In 2003-04, the General Fund GAAP Financial Plan shows total revenues of $37.31 billion, total expenditures of $43.41 billion, and net other financing sources of $7.43 billion, resulting in an operating surplus of $1.33 billion. This operating result reflects the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, and the cash surplus in 2003-04. As a result, the accumulated deficit is expected to improve from $3.32 billion at the end of 2002-03 to an accumulated deficit of $1.99 billion at the end of 2003-04.

     In 2004-05, the General Fund GAAP Financial Plan shows total revenues of $35.65 billion, total expenditures of $43.97 billion, and net other financing sources of $7.63 billion, resulting in an operating deficit of $691 million due to the use of 2003-04 cash reserves in 2004-05. The accumulated deficit is projected at $2.68 billion at the end of 2004-05, an improvement of $641 million from the 2002-03 actual results.

GENERAL FUND FINANCIAL PLAN OUTYEAR PROJECTIONS
-----------------------------------------------

     At the beginning of the 2004-05 budget cycle, the State faced potential budget gaps of $6.7 billion in 2005-06 and $7.8 billion in 2006-07. The 2004-05 Executive Budget recommendations reduce the gaps by proposing roughly $3.5 billion in recurring savings. The gaps assume the Legislature will enact the 2004-05 Executive Budget and accompanying legislation in its entirety, and do not include any funding for possible collective bargaining salary increases or productivity savings.

========================================================================
                 OUTYEAR SAVINGS FROM 2004-05 EXECUTIVE
                         BUDGET RECOMMENDATIONS
                          (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
Projected Base Level Gaps                           (6,727)       (7,805)
Spending Actions                                     2,495         2,199
Revenue Proposals                                    1,163         1,118
Nonrecurring Actions                                   219           139
Remaining Gaps                                      (2,850)       (4,349)
------------------------------------------------------------------------

     The statewide austerity measures limiting discretionary spending, travel, and low-priority capital spending will remain in force, and all State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. State agencies will continue to identify opportunities where agencies, through increased administrative flexibility, statutory changes or other means, can achieve greater productivity, improve services, and reduce costs to help lower the outyear budget gaps.

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OUTYEAR RECEIPTS

==========================================================================================
                                   GENERAL FUND RECEIPTS
                                   (millions of dollars)
==========================================================================================
                                  2005-06     Percent Change    2006-07     Percent Change
------------------------------------------------------------------------------------------
Personal Income Tax (PIT)            18,864              1.9       19,685              4.4
PIT Adjusted for Refund
 Reserve                             18,899              6.0       19,727              4.4
User Taxes and Fees                   7,963             (4.5)       8,176              2.7
Business Taxes                        3,890              4.0        3,967              2.0
Other Taxes                             820              7.6          878              7.1
------------------------------------------------------------------------------------------
Total Taxes                          31,537              0.6       32,706              3.7
------------------------------------------------------------------------------------------
Total Taxes Adjusted for
 Refund Reserve                      31,572              2.9       32,748              3.7
------------------------------------------------------------------------------------------
Miscellaneous Receipts                1,989             (4.7)       1,821             (8.4)
------------------------------------------------------------------------------------------
Total Transfers from Other
 Funds                                8,461              0.9        8,699              2.8
------------------------------------------------------------------------------------------
Total Receipts                       41,987              0.4       43,226              3.0
------------------------------------------------------------------------------------------
Total Receipts Adjusted for
 Refund Reserve                      42,022              2.1       43,268              3.0
------------------------------------------------------------------------------------------

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     General Fund receipts are estimated at $41.98 billion in 2005-06 and $43.27 billion in 2006-07. Receipts growth is expected to exceed historical averages as is typical of an economy in its expansionary stages. Tax receipts adjusted for Refund Reserve transactions, are expected to increase by 2.9 percent in 2005-06 and 3.7 percent in 2006-07. The reduced increases in both years reflect the phase-out of temporary tax increases in PIT and sales tax. Adjusting for the impact of law changes, tax receipt growth is expected to average 5 percent. The growth in tax receipts is consistent with a forecast of US and New York economic recovery extending into 2005 and 2006 and continued profitability in the financial services sector of the economy.

--------------------------------------------------------------------------------
Personal Income Tax

     In general, income tax growth for 2005-06 and 2006-07 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S Corporations.

     PIT receipts are projected to increase to $18.86 billion in 2005-06. The modest increase from 2004-05 largely reflects growth in underlying liability, offset by the phase out of the 2003 surcharge in tax year 2006. In addition, receipts are reduced by the incremental value of the STAR tax reduction program.

     PIT receipts for 2006-07 are projected to increase by more than $800 million to $19.69 billion.

     Wages are estimated to continue to improve steadily in 2005-06 and 2006-07, reflecting stronger employment growth, increases in bonuses paid, and the continuing return to normalcy after the 2001 World Trade Center attack.

     Realized capital gains are expected to return to a robust level of growth in 2005 and 2006. This growth represents the continuation of the recovery of the stock market from the anemic period of 2001 through 2003.

     The 2005-06 and 2006-07 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy.

     There is significant uncertainty associated with the forecast of the outyear income components. In many cases, a reasonable range of uncertainty around the predicted income components would include a significant range around outyear income tax estimates.

--------------------------------------------------------------------------------
User Taxes and Fees

     Receipts from user taxes and fees are estimated to total $7.96 billion in 2005-06, a decrease of $377 million from 2004-05. The decrease is due to the scheduled decline in the State sales tax rate from 4.25 percent to 4 percent on June 1, 2005, and the loss of $170 million in receipts due to changes in the State sales tax base in New York City associated with the proposed MAC refinancing, offset in part by expected growth in the sales tax base.

>

     User taxes and fees receipts are expected to grow to $8.18 billion in 2006-07. The economy is expected to be growing at trend rates over this period, resulting in sales tax growth more in line with historical averages. This is expected to result in underlying growth in the sales tax base of 4 percent to 5 percent.

--------------------------------------------------------------------------------
Business Taxes

     Business tax receipts are expected to increase to $3.89 billion in 2005-06. This is primarily due to the anticipated growth in corporate and bank profits, as well as the continued growth in insurance premiums. Receipts are projected to increase to $3.97 billion in 2006-07 reflecting continued modest increases in underlying liability.

--------------------------------------------------------------------------------
Other Taxes

     The receipts from other taxes are expected to increase to $820 million in 2005-06, which reflects the expected growth in stock market prices on the value of taxable estates. In 2006-07, receipts rise to $878 million, reflecting the expectation of continued growth in estate tax liability.

--------------------------------------------------------------------------------
Miscellaneous Receipts

     Miscellaneous Receipts for 2005-06 are estimated to be $1.99 billion. Receipts in this category are projected to be $1.82 billion in 2006-07.

========================================================================
                       TRANSFERS FROM OTHER FUNDS
                          (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
PIT in Excess of Revenue Bond Debt Service           5,820         5,985
Sales Tax in Excess of LGAC Debt Service             2,085         2,152
Real Estate Taxes in Excess of CW/CA Debt
 Service                                               245           255
All Other Transfers                                    311           307
------------------------------------------------------------------------
Total Transfers from Other Funds                     8,461         8,699
------------------------------------------------------------------------

     Transfers from other funds are estimated to grow to $8.46 billion in 2005-06 and $8.70 billion in 2006-07. Both the 2005-06 and 2006-07 projections reflect growth in the dedicated portions of PIT, sales tax and the real estate transfer tax, which comprise a significant portion of transfers from other funds each year. The growth of $74 million in 2005-06 is due to projected growth in income, sales and real estate taxes, offset by net increases in debt service related to PIT Revenue Bonds, LGAC Bonds and CW/CA General Obligation debt service of $180 million. The growth of $238 million in 2006-07 is due to growth in income, sales and real estate taxes, offset by net increases in debt service related PIT Revenue Bonds, LGAC Bonds and CW/CA General Obligation debt service of $164 million.

--------------------------------------------------------------------------------
OUTYEAR DISBURSEMENTS

========================================================================
                       GENERAL FUND DISBURSEMENTS
                          (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
Total Disbursements                                 44,987        47,575
------------------------------------------------------------------------

     Absent additional spending controls greater than those proposed in the 2004-05 Executive Budget, DOB currently projects that General Fund spending would grow by $3.10 billion (7.4 percent) in 2005-06 and $2.59 billion (5.8 percent) in 2006-07. The primary sources of this growth are itemized in the table below, and are described in further detail following the table.

>

========================================================================
                    PROJECTED ANNUAL SPENDING GROWTH
                          (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
Medicaid (including tobacco guarantee)               1,411         1,249
Welfare                                                366           225
School Aid (excluding SBE reserve)                     214           285
Mental Hygiene                                         100            53
All Other Local Assistance                             252            50
Employee Health Insurance                              335           309
Pensions                                               237           174
State Operations                                       191           234
Debt Service                                            97           (24)
All Other                                             (101)           33
------------------------------------------------------------------------
Total Annual $ Growth                                3,102         2,588
------------------------------------------------------------------------
Total Annual % Growth                                  7.4           5.8
------------------------------------------------------------------------

========================================================================
                       GRANTS TO LOCAL GOVERNMENTS
                          (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
Grants to Local Governments                         30,798        32,660
------------------------------------------------------------------------

     Local assistance spending is projected to increase by $2.34 billion (8.2 percent) in 2005-06 and another $1.86 billion (6.0 percent) in 2006-07, primarily attributable to growth in the areas of Medicaid, welfare, and school aid.

     General Fund spending for Medicaid is expected to grow by $1.41 billion in 2005-06 and another $1.25 billion in 2006-07. This increase is attributable largely to inflationary and utilization growth of $721 million in 2005-06 and $837 million in 2006-07 on the State's gross share of Medicaid costs totaling roughly $10 billion, which represent projected underlying growth of approximately 7.5 percent. These estimates are based on programmatic trends experienced in New York State's Medicaid program and the Congressional Budget Office national average projections. The remaining growth is attributable primarily to the loss of nonrecurring financing sources in 2004-05 including Federal FMAP ($220 million), payment of the March 30, 2005 cycle payment in 2005-06 ($190 million), and increased General Fund support over the two years for HCRA including the repayment of a 2002-03 loan ($200 million) and planned "tobacco guarantee" payments in 2006-07 ($435 million).

     Welfare spending is projected to increase by $366 million (34 percent) in 2005-06 and by another $255 million (16 percent) in 2006-07 due to projected increases in family caseload (4.7 percent), the single adult/childless couples caseload (10 percent), and growth in expenditures per person (3 percent).

     General school aid on a school year basis is projected to grow approximately $350 million (2.4 percent) in 2005-06 and $235 million (1.6 percent) in 2006-07. The general school aid projections assume growth in expense-based programs, and reflect the impact of recommended reforms to building aid, ongoing limits in transportation aid and maintenance of current levels for most other aid categories. On a state fiscal year basis, school aid spending is projected to grow by approximately $214 million (1.7 percent) in 2005-06 and $285 million (2.2 percent) in 2006-07. However, the SBE reserves (financed with VLT revenues), are not yet included in these spending totals, and would add an estimated $950 million in fiscal year 2005-06 and $1.30 billion in 2006-07.

>

     Mental hygiene programs are projected to increase by $100 million (6.2 percent) in 2005-06 and an additional $53 million (3.1 percent) in 2006-07. This growth is primarily attributable to bed development for community mental health services and OMRDD NYSCARES programs that provide services to the mentally ill and mentally retarded and developmentally disabled populations.

     All other local assistance programs increase by $252 million (3.6 percent) in 2005-06 and by $50 million (0.7 percent) in 2006-07. This two-year increase is largely due to programmatic growth in higher education costs primarily for payments to CUNY ($150 million), funding for ESDC economic development programs ($75 million), children and family services ($74 million), and preschool special education ($96 million) and various other programmatic growth across all other agencies. These increases are partially offset by reduced funding for community projects ($150 million) and the phase of the final payments to the City of Yonkers relating to a court ordered settlement ($35 million).

========================================================================
                            STATE OPERATIONS
                          (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
State Operations                                     7,442         7,676
------------------------------------------------------------------------

     State Operations spending is expected to increase by $191 million, or 2.6 percent, in 2005-06 and $236 million (3.2 percent) in 2006-07. The growth in State Operations spending is due to normal salary step increases and increases for non-personal service costs (valued at roughly $125 million) and the decline in resources used to offset spending in the General Fund valued at roughly $175 million in 2005-06 and $100 million in 2006-07. The annual growth in 2005-06 is reduced by the loss of the extra institutional payroll in 2004-05. No general salary increases or productivity savings are budgeted in either 2005-06 or 2006-07.

========================================================================
                             GENERAL STATE CHARGES
                             (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
General State Charges                                4,109         4,612
------------------------------------------------------------------------

     GSCs are expected to increase by $457 million (12.5 percent) in 2005-06 and another $503 million (12.2 percent) in 2006-07 to finance anticipated cost increases in pension and health insurance benefits for State employees and retirees. Prior year pension fund investment losses are expected to increase the employer contribution rate to the New York State and Local Retirement Systems from 6.5 percent in 2004-05 to 8.6 percent of employee salaries in 2005-06 and
10.6 percent in 2006-07. These rates, which assume the 2004-05 Executive Budget pension reform recommendation are enacted, will still require additional State spending of $237 million in 2005-06 and another $174 million in 2006-07, for a total of $1.08 billion by 2006-07. Spending for employee health care costs is expected to increase by $335 million in 2005-06 and another $309 million in 2006-07 for a total of $2.70 billion in 2006-07. This funding level assumes 15 percent annual premium trend increases, and does not incorporate any potential productivity savings or other changes to existing labor contracts.

========================================================================
                        TRANSFERS TO OTHER FUNDS
                          (millions of dollars)
========================================================================
                                                 2005-06       2006-07
------------------------------------------------------------------------
Debt Service                                         1,850         1,826
Capital Projects                                       201           204
All Other                                              587           597
------------------------------------------------------------------------
Total Transfers to Other Funds                       2,638         2,627
------------------------------------------------------------------------

>

     Transfers to the Debt Service Funds increase by $97 million in 2005-06 and decrease by $24 million 2006-07. The change in debt service in the outyears is due primarily to the loss of refunding savings that occurred in the prior years and the use of PIT revenue bonds to finance the debt service costs for capital projects previously financed by the General Fund transfer.

     Capital projects transfers are projected to increase by $14 million in 2005-06 and $3 million in 2006-07. These increases reflect routine reestimates based upon projected program activity.

     All other transfers are projected to remain virtually unchanged through 2006-07.

>

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                        October        Change         January
                                     ------------   ------------   ------------
Opening fund balance                          815              0            815
                                     ============   ============   ============
Receipts:
Taxes:
   Personal income tax                     16,276           (485)        15,791
   User taxes and fees                      7,964            (67)         7,897
   Business taxes                           3,436            (41)         3,395
   Other taxes                                726             58            784
Miscellaneous receipts                      5,547            423          5,970
Federal grants                                645              0            645
Transfers from other funds:
   PIT in excess of Revenue Bond
    debt service                            5,173             69          5,242
   Sales tax in excess of LGAC
    debt service                            1,960            (16)         1,944
   Real estate taxes in excess
    of CW/CA debt service                     210             37            247
   All other transfers                        430            (86)           344
                                     ------------   ------------   ------------
   Total receipts                          42,367           (108)        42,259
                                     ============   ============   ============
Disbursements:
Grants to local governments                29,629           (318)        29,311
State operations                            7,142            (87)         7,055
General State charges                       3,258             (1)         3,257
Transfers to other funds:
   Debt service                             1,541            (73)         1,468
   Capital projects                           255            (28)           227
   Other purposes                             627            115            742
                                     ------------   ------------   ------------
   Total disbursements                     42,452           (392)        42,060
                                     ============   ============   ============
Change in fund balance                        (85)           284            199
                                     ============   ============   ============
Closing fund balance                          730            284          1,014
                                     ============   ============   ============
Tax Stabilization Reserve Fund                710             84            794
Contingency Reserve Fund                       20              0             20
Community Project Fund                          0            200            200

Note: Changes reflect the reclassification of $128 million in certain Medicaid disbursements from grants to local governments to transfers to other funds, pursuant to legislation enacted in 2003.

>

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                        Enacted        Change        January
                                     ------------   ------------   ------------
Opening fund balance                          815              0            815
                                     ============   ============   ============
Receipts:
Taxes:
   Personal income tax                     16,285           (494)        15,791
   User taxes and fees                      8,007           (110)         7,897
   Business taxes                           3,498           (103)         3,395
   Other taxes                                771             13            784
Miscellaneous receipts                      5,569            401          5,970
Federal grants                                  0            645            645
Transfers from other funds:
   PIT in excess of Revenue Bond
    debt service                            5,125            117          5,242
   Sales tax in excess of LGAC
    debt service                            1,853             91          1,944
   Real estate taxes in excess of
    CW/CA debt service                        202             45            247
   All other                                  430            (86)           344
                                     ------------   ------------   ------------
   Total receipts                          41,740            519         42,259
                                     ============   ============   ============
Disbursements:
Grants to local governments                29,835           (524)        29,311
State operations                            7,205           (150)         7,055
General State charges                       3,232             25          3,257
Transfers to other funds:
   Debt service                             1,583           (115)         1,468
   Capital projects                           255            (28)           227
   Other purposes                             627            115            742
                                     ------------   ------------   ------------
   Total disbursements                     42,737           (677)        42,060
                                     ============   ============   ============
Fiscal Management Plan/Federal Aid            912           (912)             0
                                     ============   ============   ============
Change in fund balance                        (85)           284            199
                                     ============   ============   ============
Closing fund balance                          730            284          1,014
                                     ============   ============   ============
Tax Stabilization Reserve Fund                710             84            794
Contingency Reserve Fund                       20              0             20
Community Project Fund                          0            200            200

Note: Changes reflect the reclassification of $128 million in certain Medicaid disbursements from grants to local governments to transfers to other funds, pursuant to legislation enacted in 2003.

>

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2003-2004 AND 2004-2005
                              (MILLIONS OF DOLLARS)

                                      2003-2004      2004-2005
                                       January      Recommended       Change
                                     ------------   ------------   ------------

Opening fund balance                          815          1,014            199

Receipts:
Taxes:
   Personal income tax                     15,791         18,520          2,729
   User taxes and fees                      7,897          8,340            443
   Business taxes                           3,395          3,739            344
   Other taxes                                784            762            (22)
Miscellaneous receipts                      5,970          2,087         (3,883)
Federal grants                                645              0           (645)
Transfers from other funds:
   PIT in excess of Revenue Bond
    debt service                            5,242          5,628            386
   Sales tax in excess of LGAC
    debt service                            1,944          2,047            103
   Real estate taxes in excess of
    CW/CA debt service                        247            240             (7)
   All other                                  344            472            128
                                     ------------   ------------   ------------
   Total receipts                          42,259         41,835           (424)
                                     ============   ============   ============
Disbursements:
Grants to local governments                29,311         28,455           (856)
State operations                            7,055          7,251            196
General State charges                       3,257          3,652            395
Transfers to other funds:
   Debt service                             1,468          1,753            285
   Capital projects                           227            187            (40)
   Other purposes                             742            587           (155)
                                     ------------   ------------   ------------
   Total disbursements                     42,060         41,885           (175)
                                     ============   ============   ============
Change in fund balance                        199            (50)          (249)
                                     ============   ============   ============
Closing fund balance                        1,014            964            (50)
                                     ============   ============   ============
Tax Stabilization Reserve Fund                794            794              0
Contingency Reserve Fund                       20             20              0
Community Project Fund                        200            150            (50)

>

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                           2004-2005 THROUGH 2006-2007
                              (MILLIONS OF DOLLARS)

                                      2004-2005      2005-2006      2006-2007
                                     Recommended     Projected      Projected
                                     ------------   ------------   ------------
Receipts:
Taxes:
   Personal income tax                     18,520         18,864         19,685
   User taxes and fees                      8,340          7,963          8,176
   Business taxes                           3,739          3,890          3,967
   Other taxes                                762            820            878
Miscellaneous receipts                      2,087          1,989          1,821
Transfers from other funds:
   PIT in excess of Revenue Bond
    debt service                            5,628          5,820          5,985
   Sales tax in excess of LGAC
    debt service                            2,047          2,085          2,152
   Real estate taxes in excess of
    CW/CA debt service                        240            245            255
   All other                                  472            311            307
                                     ------------   ------------   ------------
   Total receipts                          41,835         41,987         43,226
                                     ============   ============   ============
Disbursements:
Grants to local governments                28,455         30,798         32,660
State operations                            7,251          7,442          7,676
General State charges                       3,652          4,109          4,612
Transfers to other funds:
   Debt service                             1,753          1,850          1,826
   Capital projects                           187            201            204
   Other purposes                             587            587            597
                                     ------------   ------------   ------------
   Total disbursements                     41,885         44,987         47,575
                                     ============   ============   ============
Deposit to/(use of) Community
 Projects Fund                                (50)          (150)             0
                                     ============   ============   ============
Margin                                          0         (2,850)        (4,349)
                                     ============   ============   ============

>

                                  GENERAL FUND
                         PERSONAL INCOME TAX COMPONENTS
                           2002-2003 THROUGH 2004-2005
                              (MILLIONS OF DOLLARS)

                                 2002-2003        2003-2004       2004-2005
                                  Actual          Estimated      Recommended
                               ------------     ------------    ------------
Withholdings                         19,959           22,085          23,104
Estimated Payments                    4,855            5,130           5,785
Final Payments                        1,334            1,275           1,645
Delinquencies                           796              595             660
                               ------------     ------------    ------------
   Gross Collections                 26,944           29,085          31,194
State/City Offset                      (288)            (270)           (250)
Refund Reserve                        1,050             (577)            693
Refunds                              (4,008)(1)       (4,155)(2)      (4,175)(3)
                               ------------     ------------    ------------
   Reported Tax Collections          23,698          24,083           27,462
STAR                                 (2,664)         (2,835)          (2,998)
RBTF                                 (4,243)         (5,457)          (5,944)
                               ------------     ------------    ------------
   General Fund                      16,791           15,791          18,520
                               ============     ============    ============

Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Note 1: Reflects the payment of the balance of refunds on 2001 liability and payment of $960 million of calendar year 2002 refunds in the last quarter of the State's 2002-03 fiscal year and a balance in the Tax Refund Reserve Account of $627 million.

Note 2: Reflects the payment of the balance of refunds on 2002 liability and the projected payment of $960 million of calendar year 2003 refunds in the last quarter of the State's 2003-04 fiscal year and a projected balance in the Tax Refund Reserve Account of $1.20 billion.

Note 3: Reflects the payment of the balance of refunds on 2003 liability and the projected payment of $960 million of calendar year 2004 refunds in the last quarter of the State's 2004-05 fiscal year and a projected balance in the Tax Refund Reserve Account of $511 million.

>

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                 Special       Capital          Debt
                                                   General       Revenue      Projects       Service        (MEMO)
                                                      Fund         Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                   815         1,230          (558)          158         1,645
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes                                               27,867         4,458         1,752         8,039        42,116
Miscellaneous receipts                               5,970        10,267         2,690           694        19,621
Federal grants                                         645            12             0             0           657
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   34,482        14,737         4,442         8,733        62,394
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         29,311        10,596         1,221             0        41,128
State operations                                     7,055         4,680             0             9        11,744
General State charges                                3,257           413             0             0         3,670
Debt service                                             0             0             0         3,353         3,353
Capital projects                                         0             5         2,212             0         2,217
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              39,623        15,694         3,433         3,362        62,112
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           7,777           935           266         4,881        13,859
Transfers to other funds                            (2,437)         (215)       (1,081)      (10,240)      (13,973)
Bond and note proceeds                                   0             0           248             0           248
                                               -----------   -----------   -----------   -----------   -----------
   Net other financing sources (uses)                5,340           720          (567)       (5,359)          134
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 199          (237)          442            12           416
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                 1,014           993          (116)          170         2,061
                                               ===========   ===========   ===========   ===========   ===========

The Special Revenue Funds opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB34.

>

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                                 Special       Capital          Debt
                                                   General       Revenue      Projects       Service        (MEMO)
                                                      Fund         Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                 1,014           993          (116)          170         2,061
Receipts:
Taxes                                               31,361         4,784         1,806         8,657        46,608
Miscellaneous receipts                               2,087        11,352         2,431           647        16,517
Federal grants                                           0            12             0             0            12
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   33,448        16,148         4,237         9,304        63,137
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         28,455        11,336         1,609             0        41,400
State operations                                     7,251         4,843             0            22        12,116
General State charges                                3,652           462             0             0         4,114
Debt service                                             0             0             0         3,919         3,919
Capital projects                                         0             2         1,947             0         1,949
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              39,358        16,643         3,556         3,941        63,498
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           8,387           815           225         5,241        14,668
Transfers to other funds                            (2,527)         (333)       (1,099)      (10,616)      (14,575)
Bond and note proceeds                                   0             0           131             0           131
                                               -----------   -----------   -----------   -----------   -----------
   Net other financing sources (uses)                5,860           482          (743)       (5,375)          224
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 (50)          (13)          (62)          (12)         (137)
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                   964           980          (178)          158         1,924
                                               ===========   ===========   ===========   ===========   ===========

>

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                 Special       Capital          Debt
                                                   General       Revenue      Projects       Service        (MEMO)
                                                      Fund         Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                   815         1,039          (790)          158         1,222
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes                                               27,867         4,458         1,752         8,039        42,116
Miscellaneous receipts                               5,970        10,396         2,690           694        19,750
Federal grants                                         645        34,921         1,621             0        37,187
   Total receipts                                   34,482        49,775         6,063         8,733        99,053
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         29,311        41,684         1,438             0        72,433
State operations                                     7,055         7,986             0             9        15,050
General State charges                                3,257           585             0             0         3,842
Debt service                                             0             0             0         3,353         3,353
Capital projects                                         0             5         3,610             0         3,615
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              39,623        50,260         5,048         3,362        98,293
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           7,777         3,412           266         4,881        16,336
Transfers to other funds                            (2,437)       (2,654)       (1,087)      (10,240)      (16,418)
Bond and note proceeds                                   0             0           248             0           248
                                               -----------   -----------   -----------   -----------   -----------
Net other financing sources (uses)                   5,340           758          (573)       (5,359)          166
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 199           273           442            12           926
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                 1,014         1,312          (348)          170         2,148
                                               ===========   ===========   ===========   ===========   ===========

The Special Revenue Funds opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB 34.

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                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                                 Special       Capital          Debt
                                                   General       Revenue      Projects       Service        (MEMO)
                                                      Fund         Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                 1,014         1,312          (348)          170         2,148
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes                                               31,361         4,784         1,806         8,657        46,608
Miscellaneous receipts                               2,087        11,478         2,431           647        16,643
Federal grants                                           0        34,425         1,840             0        36,265
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   33,448        50,687         6,077         9,304        99,516
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         28,455        42,431         1,827             0        72,713
State operations                                     7,251         8,027             0            22        15,300
General State charges                                3,652           660             0             0         4,312
Debt service                                             0             0             0         3,919         3,919
Capital projects                                         0             2         3,560             0         3,562
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              39,358        51,120         5,387         3,941        99,806
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           8,387         3,170           225         5,241        17,023
Transfers to other funds                            (2,527)       (2,815)       (1,108)      (10,616)      (17,066)
Bond and note proceeds                                   0             0           131             0           131
                                               -----------   -----------   -----------   -----------   -----------
   Net other financing sources (uses)                5,860           355          (752)       (5,375)           88
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 (50)          (78)          (62)          (12)         (202)
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                   964         1,234          (410)          158         1,946
                                               ===========   ===========   ===========   ===========   ===========

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                               GAAP FINANCIAL PLAN
                                  GENERAL FUND
                             2003-2004 AND 2004-2005
                              (MILLIONS OF DOLLARS)

                                        2003-2004      2004-2005
                                        Estimate     Recommended         Change
                                     ------------   ------------   ------------
Revenues:
Taxes:
Personal income tax                        16,547         17,781          1,234
User taxes and fees                         7,934          8,436            502
Business taxes                              3,194          3,719            525
Other taxes                                   766            776             10
Miscellaneous revenues                      8,224          4,940         (3,284)
Federal grants                                645              0           (645)
                                     ------------   ------------   ------------
   Total revenues                          37,310         35,652         (1,658)
                                     ============   ============   ============
Expenditures:
Grants to local governments                30,807         31,099            292
State operations                            9,796          9,851             55
General State charges                       2,785          2,998            213
Debt service                                   24             25              1
Capital projects                                0              0              0
                                     ------------   ------------   ------------
   Total expenditures                      43,412         43,973            561
                                     ============   ============   ============
Other financing sources (uses):
Transfers from other funds                 11,609         11,883            274
Transfers to other funds                   (4,535)        (4,593)           (58)
Proceeds from financing
 arrangements/advance refundings              360            340            (20)
                                     ------------   ------------   ------------
Net other financing sources (uses)          7,434          7,630            196
                                     ============   ============   ============
(Excess) deficiency of revenues
 and other financing sources
 over expenditures and other
 financing uses                             1,332           (691)        (2,023)
                                     ============   ============   ============
Accumulated Deficit                        (1,988)        (2,679)
                                     ============   ============

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                               GAAP FINANCIALPLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                                 Special       Capital          Debt
                                                   General       Revenue      Projects       Service        (MEMO)
                                                      Fund         Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Revenues:
   Taxes                                            28,441         4,437         1,770         8,038        42,686
   Patient fees                                          0             0             0           325           325
Miscellaneous revenues                               8,224         2,063           149            87        10,523
Federal grants                                         645        36,980         1,621             0        39,246
                                               -----------   -----------   -----------   -----------   -----------
   Total revenues                                   37,310        43,480         3,540         8,450        92,780
                                               ===========   ===========   ===========   ===========   ===========
Expenditures:
Grants to local governments                         30,807        38,396         1,429             0        70,632
State operations                                     9,796         1,528             0             9        11,333
General State charges                                2,785           199             0             0         2,984
Debt service                                            24             0             0         2,898         2,922
Capital projects                                         0             5         3,283             0         3,288
                                               -----------   -----------   -----------   -----------   -----------
   Total expenditures                               43,412        40,128         4,712         2,907        91,159
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                          11,609         1,181           245         4,957        17,992
Transfers to other funds                            (4,535)       (4,242)       (1,096)      (10,504)      (20,377)
Proceeds of general obligation bonds                     0             0           248             0           248
Proceeds from financing arrangements/advance
 refundings                                            360             0         2,222             0         2,582
                                               -----------   -----------   -----------   -----------   -----------
Net other financing sources (uses)                   7,434        (3,061)        1,619        (5,547)          445
                                               ===========   ===========   ===========   ===========   ===========
Excess (deficiency) of revenues and other
 financing sources over expenditures and
 other financing uses                                1,332           291           447            (4)        2,066
                                               ===========   ===========   ===========   ===========   ===========

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                               GAAP FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2004-2005
                              (MILLIONS OF DOLLARS)

                                                                 Special       Capital          Debt
                                                   General       Revenue      Projects       Service        (MEMO)
                                                      Fund         Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Revenues:
Taxes                                               30,712         4,711         1,790         8,692        45,905
Patient fees                                             0             0                         326           326
Miscellaneous revenues                               4,940         2,317           257            23         7,537
Federal grants                                           0        36,552         1,840             0        38,392
                                               -----------   -----------   -----------   -----------   -----------
   Total revenues                                   35,652        43,580         3,887         9,041        92,160
                                               ===========   ===========   ===========   ===========   ===========
Expenditures:
Grants to local governments                         31,099        38,951         1,817             0        71,867
State operations                                     9,851         1,610             0            22        11,483
General State charges                                2,998           236             0             0         3,234
Debt service                                            25             0             0         3,236         3,261
Capital projects                                         0             2         3,248             0         3,250
                                               -----------   -----------   -----------   -----------   -----------
   Total expenditures                               43,973        40,799         5,065         3,258        93,095
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                          11,883         1,084           201         5,270        18,438
Transfers to other funds                            (4,593)       (4,138)       (1,126)      (11,022)      (20,879)
Proceeds of general obligation bonds                     0             0           131             0           131
Proceeds from financing arrangements/advance
 refundings                                            340             0         1,939             0         2,279
                                               -----------   -----------   -----------   -----------   -----------
Net other financing sources (uses)                   7,630        (3,054)        1,145        (5,752)          (31)
                                               ===========   ===========   ===========   ===========   ===========
(Excess) deficiency of revenues and other
 financing sources over expenditures and
 other financing uses                                 (691)         (273)          (33)           31          (966)
                                               ===========   ===========   ===========   ===========   ===========

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                                    CASHFLOW
                                  GENERAL FUND
                                    2003-2004
                              (MILLIONS OF DOLLARS)

                                                    April
                                                   through
                                                  December       January      February         March
                                                      2003          2004          2004          2004
                                                  (Actual)   (Projected)   (Projected)   (Projected)         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                   815         2,947         6,226         6,499           815
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes:
   Personal income tax                              11,281         3,188         1,450          (128)       15,791
   User taxes and fees                               5,984           614           533           766         7,897
   Business taxes                                    2,296            44            29         1,026         3,395
   Other taxes                                         622            55            55            52           784
Tobacco bond proceeds                                4,200             0             0             0         4,200
Miscellaneous receipts                               1,199           169           104           298         1,770
Federal Grants                                         645             0             0             0           645
Transfers from other funds                           5,382         1,277           363           755         7,777
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   31,609         5,347         2,534         2,769        42,259
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         19,182         1,138         1,747         7,245        29,311
State operations                                     6,077           500           267           211         7,055
General State charges                                2,515           237           184           320         3,257
Transfers to other funds                             1,703           193            63           478         2,437
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              29,477         2,068         2,261         8,254        42,060
                                               ===========   ===========   ===========   ===========   ===========
Excess (deficiency) of receipts over
 disbursements                                       2,132         3,279           273        (5,485)          199
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                 2,947         6,226         6,499         1,014         1,014
                                               ===========   ===========   ===========   ===========   ===========

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                                    CASHFLOW
                                  GENERAL FUND
                                    2004-2005
                              (MILLIONS OF DOLLARS


                                                     First        Second         Third        Fourth
                                                   Quarter       Quarter       Quarter       Quarter         Total
                                               (Projected)   (Projected)   (Projected)   (Projected)   (Projected)
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                 1,014         2,001         2,200         1,222         1,014
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes:
   Personal income tax                               6,243         4,264         2,454         5,559        18,520
   User taxes and fees                               2,054         2,162         2,122         2,002         8,340
   Business taxes                                      889           894           851         1,105         3,739
   Other taxes                                         199           179           191           193           762
Miscellaneous receipts                                 547           406           669           465         2,087
Transfers from other funds                           2,521         1,996         1,423         2,447         8,387
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   12,453         9,901         7,710        11,771        41,835
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                          7,354         5,214         5,504        10,383        28,455
State operations                                     2,535         2,284         1,790           642         7,251
General State charges                                  781         1,495           671           705         3,652
Transfers to other funds                               796           709           723           299         2,527
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              11,466         9,702         8,688        12,029        41,885
                                               ===========   ===========   ===========   ===========   ===========
Excess (deficiency) of receipts over
 disbursements                                         987           199          (978)         (258)          (50)
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                 2,001         2,200         1,222           964           964
                                               ===========   ===========   ===========   ===========   ===========

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Special Considerations________________________________

     The Financial Plan is necessarily based upon on forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. Certain risks that may affect the Financial Plan are also described in Part I of this Update in the section entitled "Risks and Reserves." both "Special Considerations" and "Risks and Reserves" should be read in their entirety.

Risks to the U.S. Forecast
     Although DOB believes that the U.S. is on a sustainable growth path, that belief is contingent upon the absence of any further shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to the economic expansion. Such a shock could induce firms to postpone their spending and hiring plans again, reducing future investment and employment, which in turn could result in lower consumption growth. Moreover, a destructive attack on oil facilities abroad or a policy shift on the part of oil-producing nations could result in higher oil prices than anticipated, having adverse economic repercussions. Similarly, a corporate governance scandal of Enron proportions could dishearten investors, weakening equity prices and business and consumer spending.

     If the Federal Reserve Board should initiate a policy of monetary tightening sooner than anticipated, growth could also be more restrained than expected. A significant risk of deflation has now receded, and the Federal Reserve has demonstrated in the past that it can swiftly shift course when it deems necessary. If households demonstrate a weaker response than expected to the fiscal stimulus provided by the tax cut, growth could be weaker than what is reflected in the forecast. In addition, with the personal savings rate now at a relatively low level, there is a risk of a "virtuous reform" y consumers to increase savings in order to readjust their balance sheets. The resulting decline in consumption growth could weaken corporate profits, which could in turn result in lower employment and investment growth. The dollar is at some risk of a sharp adverse reaction by foreign investors. A dollar collapse would impart a substantial inflationary impulse to the economy.

     This could well lead to higher interest rates and lower stock prices, both of which would constrict economic activity. This problem could be exacerbated by weaker-than-expected growth among the nation's trading partners, producing weaker export growth than projected.

     On the other hand, an economic resurgence that moderately exceeds DOB's expectations is also possible. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Similarly, lower inflation than expected, perhaps as a result of a substantial drop in the price of oil or stronger productivity growth than expected, could induce the Federal Reserve to postpone interest rate increases, resulting in stronger consumption and investment growth than projected. Moreover, strong productivity growth could result in higher real wages, supporting faster growth in consumer spending than expected.

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Risks to the New York Forecast
     In addition to the risks described above for the national forecast, there are risks specific to the New York. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

     The State's economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Other Risks
     On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide NYC the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. For the status of this litigation, see the section entitled "Litigation" in Part III of this Update.

     The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pensions reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes (described in Part I) are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the Division of the Budget that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

     The current State Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For a discussion of certain Federal disallowance risks, see the section entitled "Risks and Reserves" in Part I of this Update.

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Five-Year Capital Program and Financing Plan_____________

     Section 22-c of the State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the Plan) with the Executive Budget, and update the Plan by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2004-05 through 2008-09 Capital Program and Financing Plan is contained in the Financial Plan (Appendix II) of the 2004-05 Executive Budget and can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us.

     Total capital spending is projected to be $29.6 billion across the five years of the Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Plan.

     For the five-year period 2004-05 through 2008-09, the Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004- 05 to $44.2 billion in 2008-09, or by an annual average of 1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     The Debt Reform Act of 2000 imposed phased-in caps on new debt outstanding and new debt service costs, limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000. The debt reform projections accompanying the Plan estimate that the State will remain in compliance with both debt caps throughout the projection period, with debt outstanding projected to be 2.46 percent of personal income and debt service to be 2.18 percent of total governmental receipts. The projected statutory caps for each measure would be 3.65 percent by 2008-09.

     The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt

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(exclusive of agreements that minimize State exposure risk). All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps, (or about 9 percent of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

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     Part II of this Update contains updated disclosure for the Metropolitan Transportation Authority and the City of New York. It also reprints information on GAAP-basis results for fiscal year 2002-03 and on the State Retirement System that appeared in prior updates to the AIS.

Authorities and Localities______________________________

     Correction: Under the section entitled "Public Authorities" in the AIS, the table entitled "Outstanding Debt of Certain Authorities" displays the amounts outstanding in actual dollars, not in millions of dollars as the heading of the table indicates.

Metropolitan Transportation Authority
     The following information was prepared from information furnished by the Metropolitan Transportation Authority (MTA) and is provided for informational purposes only. This section is intended to provide readers with a brief summary of State oversight and financial assistance to the MTA. The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info/mta/investor.htm. The State assumes no liability or responsibility for any financial information reported by the MTA or for any errors or omissions that may be contained at the MTA website.

     The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the TA). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (TBTA), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

     On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007 (the 2004-2007 Financial Plan. The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board.

     On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004

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budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

     On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000- 2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $11.0 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

     There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000- 2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

The City of New York
     The following information was prepared from information furnished by the City of New York and is provided for informational purposes only. This section is intended to provide readers with a brief summary of the financial condition of the City of New York, which is the largest municipal recipient of State assistance to local governments. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash

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requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by the City of New York.

     On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

     On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

     The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

     Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the MTA to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

     In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits).

     The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors that could have a material effect on the City.

     The City expects to update its disclosure in the next several weeks. Readers may obtain this disclosure (when available) using the contact information provided above.

Monitoring Agencies
     On December 16, 2003, the Office of the State Deputy Comptroller issued a report on the City's November 2003 Financial Plan that identified net risks of $514 million, $591 million, $723 million,

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and $731 million for City fiscal years 2004 through 2007, respectively. In addition to the risks identified in the report, the report noted that wage increases at the projected inflation rate, without productivity savings, would increase the projected gaps by $770 million, $1.2 billion, $1.6 billion, and $2.1 billion in City fiscal years 2004 through 2007, respectively, and that actions taken by the State to balance its budget next year could adversely affect the City's budget.

     The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23/rd/ Floor, New York, NY 10038, Attention: Executive Director; Independent Budget Officer, OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention:
Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

GAAP-Basis Results for Prior Fiscal Years________________

(Reprinted from August 7, 2003 Update to the AIS)
-------------------------------------------------

     On July 29, 2003, the State Comptroller issued the Basic Financial Statements and Other Supplementary Information (the 2002-03 Basic Financial Statements) for the 2002-03 fiscal year.

     The 2002-03 Basic Financial Statements were prepared in accordance with GASB 34 and other applicable GASB statements. The 2002-03 Basic Financial Statements can be obtained by visiting the Office of the State Comptroller's website, www.osc.state.ny.us, or by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236.

     For a brief summary of the 2002-03 GAAP-basis results, see the section entitled "GAAP-basis Financial Plans" in Part I of this Update.

State Organization____________________________________

State Retirement Systems
(Reprinted from October 30, 2003 Update to the AIS)
---------------------------------------------------

General
-------

     The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34 percent of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

     As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

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Contributions
-------------

     Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid- 1976, other than police and fire members, are required to contribute 3 percent of their salaries for their first 10 years of membership.

     Legislation enacted in May, 2003 realigns the Retirement Systems billing cycle to match governments' budget cycles and the legislation also institutes a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April
1. In addition, employers will be required to make a minimum contribution of at least 4.5 percent of payroll every year. The legislation also eliminates the State's ability to delay payments when the amounts owed are greater than the amount budgeted, effective in fiscal year 2004-2005. Also, a portion of the 2004-2005 bill may be amortized over a five-year period at 8 percent interest with the first payment due in 2004-05.

     Due to the enactment of this legislation, the State bill due in the fiscal year ending March 31, 2004, payable September 1, 2003, was $481.5 million, of which $396.3 million was paid. The difference with 8 percent interest will be due on or before March 1, 2006. Employer contributions due from the State for the fiscal year ending March 31, 2005, payable September 1, 2004, are estimated at $1.15 billion or $797 million if the maximum amount is amortized.

Assets and Liabilities
----------------------

     Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6 percent from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8 percent from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.

                    NET ASSETS AVAILABLE FOR BENEFITS OF THE
                 NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS(1)
                              (MILLIONS OF DOLLARS)

Fiscal Year Ended                         Increase/(Decrease)
     March 31         Total Assets(2)       from Prior Year
-----------------     ---------------     -------------------
       1998                   106,319                    26.7
       1999                   112,723                     6.0
       2000                   128,889                    14.3
       2001                   114,044                   (11.5)
       2002                   112,725                    (1.2)
       2003                    97,373                   (13.6)

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----------
1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2003 includes approximately $2.3 billion of receivables.
(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                           CONTRIBUTIONS AND BENEFITS
                   NEW YORK STATE AND LOCAL RETIREMENT SYSTEMS
                              (MILLIONS OF DOLLARS)

                 All
 Ended      Participating       Local                                 Benefits
March 31     Employers(1)    Employers(1)    State(1)    Employees     Paid(2)
--------    -------------    ------------    --------    ---------    --------
  1998                463             358         105          369       3,395
  1999                292             156         136          400       3,570
  2000                165              11         154          423       3,787
  2001                215             112         103          319       4,267
  2002                264             199          65          210       4,576
  2003                652             378         274          219       5,030

----------
Sources: State and Local Retirement Systems.
(1) Includes employer premiums to Group Life Insurance Plan.
(2) Includes payments from Group Life Insurance Plan.

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Litigation______________________________

Line Item Veto
     In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

Local Government Assistance Corporation
     In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

School Aid
     In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

     This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

     By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in

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which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

     By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

Medicaid
     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

     In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002,"which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

Empire Conversion
     In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund

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designated as the "public asset fund" to be used for the purpose set forth in
Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

Real Property Claims
     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

     In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

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                          Annual Information Statement
                                State of New York
                               Dated: May 30, 2003

                                Table of Contents

Introduction...............................................................    3

Current Fiscal Year........................................................    4

   Enacted Budget Financial Plan...........................................    4
      Overview.............................................................    4
      Explanation of the Financial Plan....................................    8
      The State's Fund Structure...........................................    9
      2003-04 General Fund Financial Plan..................................   10
      Governmental Funds Financial Plans...................................   23
      First Quarter Cash Flow..............................................   28
      GAAP-Basis Financial Plans...........................................   29
      Outyear General Fund Financial Plan Projections......................   29

Special Considerations.....................................................   47

[The Following Sections of the AIS Are Not Set Forth Herein]

Prior Fiscal Years
   Cash-Basis Results for Prior Fiscal Years
   GAAP-Basis Results for Prior Fiscal Years

Economic and Demographics
   The U.S. Economy
   The New York Economy
   Economic and Demographic Trends

Debt and Other Financing Activities
   Legal Categories of State Debt and other Financings
   Local Government Assistance Corporation
   Limitations on State-Supported Debt
   2003-04 Borrowing Plan
   Outstanding Debt of the State and Certain Authorities
   Debt Service Requirements
   Long-Term Trends

State Organization
   State Government
   State Financial Procedures
   State Government Employment
   State Retirement Systems

Authorities and Localities
   Public Authorities

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   Metropolitan Transportation Authority
   The City of New York
   Other Localities

Litigation
   General
   State Finance Policies
   Real Property Claims
   School Aid
   State Programs

Exhibit A to Annual Information Statement
   Glossary of Financial Terms

Exhibit B to Annual Information Statement
   Principal State Taxes and Fees

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                          Annual Information Statement
                            of the State of New York

                                  Introduction

     This Annual Information Statement ("AIS") is dated May 30, 2003 and contains information only through the date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

     In this AIS, readers will find:

     1. A section entitled the "Current Fiscal Year" that contains (a) the Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and
          (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations."

     2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financial activities, (d) governmental organization, and (e) activities of public authorities and localities.

     3. The status of significant litigation that has the potential to adversely affect the State's finances.

     DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable, but its presentation herein has not been subject to an independent audit process by DOB. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General.

     During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

     The State plans to issue updates to this AIS on a quarterly basis (generally in July, November and January of each fiscal year) and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a

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supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain information copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224
(518) 473-8705. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The Basic Financial Statements for the 2002-03 fiscal year are expected to be available in July 2003 and may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 11236.

     Informational copies of this AIS are available electronically on the DOB website at www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

                               Current Fiscal Year
     The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

     The Enacted Budget Financial Plan set forth below was prepared by the DOB and reflects actions by the State Legislature through the date of this AIS. The Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation concerning actions by the State Legislature in enacting the 2003-04 budget. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Budget Financial Plan.

Enacted Budget Financial Plan
--------------------------------------------------------------------------------
Overview
     The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

     The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB (DOB) analysis of the Enacted Budget, which is detailed in this report and in preliminary report

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released on May 1, 2003 1, indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance and are discussed in more detail later in this report.

Summary of General Fund Revenue Changes
---------------------------------------

     Legislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003- 04 revenue change since the Executive Budget is therefore $1.4 billion.

     Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals (VLTs) at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections.

     Net revenue changes since the Executive Budget include the following:

-------------------------------------------------------------------------------
                         Net Revenue Changes from 30-Day
                         Estimates Increases (Decreases)
                              (millions of dollars)
-------------------------------------------------------------------------------
                                                    2003-04   2004-05   2005-06
Personal Income Tax Surcharge                         1,400     1,200     1,000
Increase Sales Tax by 1/4 Cent                          450       572       100
Restrict Sales Tax on Clothing                           86      (315)     (435)
Recapture Bonus Depreciation                             58       100        90
Redirect State Sales Tax to NYC                        (170)     (170)     (170)
Revenue Losses                                         (462)     (609)     (609)
All Other                                                39        20        20
-------------------------------------------------------------------------------
Net Revenue Increases                                 1,401       798        (4)
-------------------------------------------------------------------------------

     These revenue changes and speculative revenue sources are described in more detail later in this report.

----------
1    Note: Reported in the May 2, 2003 Supplement to the 2002-03 AIS.

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Summary of General Fund Spending Changes
----------------------------------------

     General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects net legislative restorations and adds to the Governor's 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the May 15, 2003 school aid database update ($184 million in 2004-05 and $60 million in 2005-06).

     In addition, the net spending changes include costs DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

-------------------------------------------------------------------------------
            Net General Fund Spending Changes from 30-Day Estimates
                             Increases (Decreases)
                             (millions of dollars)
-------------------------------------------------------------------------------
                                                    2003-04   2004-05   2005-06
-------------------------------------------------------------------------------
Medicaid (including HCRA)                               840     1,681     1,494
School Aid (including 5/15 Database update)             599     1,354     1,409
Member Items                                            200         0         0
Higher Education                                        193       323       303
Handicapped/All Other Education                         132       110       111
Welfare                                                 114       157       157
Public Health                                            40       100       136
General State Charges (including pension deferral)       34       555       338
State Operations                                          2        94       102
All Other                                               171       132       101
-------------------------------------------------------------------------------
Net Spending Increases                                2,325     4,506     4,151
-------------------------------------------------------------------------------

     These spending changes are described in more detail later in this report.

Spending Projections
--------------------

     As a result of the deferred tobacco securitization proceeds and payment delays, 2002-03 actual receipts and disbursements were understated by $1.9 billion and 2003-04 estimates will be overstated by a like amount. To provide a meaningful year-to-year comparison of receipts and disbursements, the 2002- 03 actuals and 2003-04 Enacted Budget estimates have been adjusted for this transaction in most of the tabular data in this report. Specifically, Miscellaneous Receipts and various spending categories (mainly Grants to Local Governments) were increased by $1.9 billion in 2002-03 and decreased by a like amount in 2003-04. (See Financial Plan tables at the end of this report for the detailed adjustments.)

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-------------------------------------------------------------------------------
                     2002-03 General Fund Payment Deferrals
                             (millions of dollars)
-------------------------------------------------------------------------------
School Aid                                                                1,312
CUNY Senior Colleges                                                        219
Medicaid Payment to Counties                                                 82
Education                                                                    54
Welfare                                                                      47
All Other                                                                   186
-------------------------------------------------------------------------------
Total Payment Deferrals                                                   1,900
-------------------------------------------------------------------------------

     The following table summarizes current spending levels for the General Fund, State Funds and All Governmental Funds under the 2003-04 Enacted Budget, after adjusting for the 2002-03 payment deferrals.

--------------------------------------------------------------------------------------------
                                2003-04 Spending Projections
                                    (millions of dollars)
--------------------------------------------------------------------------------------------
                                  2002-03            2003-04        $ Change      % Change
                              Adjusted Actuals  Adjusted Enacted  from 2002-03  from 2002-03
--------------------------------------------------------------------------------------------
General Fund                            39,513            40,837         1,324           3.4
State Funds                             57,712            61,087         3,375           5.8
All Governmental Funds                  90,956            94,474         3,518           3.9
--------------------------------------------------------------------------------------------

Note: Adjusted actuals account for the impact of $1.9 billion in spending deferrals described earlier that would reduce 2002-03 actual spending and increase 2003-04 estimates from the amounts shown above.

     Annual spending is projected to increase by $1.3 billion (3.4 percent) in the General Fund, by $3.4 billion (5.8 percent) in State Funds, and by $3.5 billion (3.9 percent) in All Governmental Funds. These changes are explained in more detail below, and do not reflect any increased Federal aid or possible spending reductions associated with the Fiscal Management Plan.

Fiscal Management Plan/Federal Assistance
-----------------------------------------

     The recently enacted Federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, to be distributed as $10 billion in revenue sharing grants and $10 billion from a 15-month increase in the Federal share of Medicaid. DOB expects New York to receive $2.1 billion as a result of this legislation over the next two State fiscal years.

     The State's revenue sharing grant is estimated to be $645 million. The impact of the 2.95 percent increase in the Federal share of Medicaid costs is estimated to yield $1.4 billion for the State and its local governments. The State's share of this total is roughly $900 million.

     In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance.

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This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include:

     . Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities.
     . Mandating agency management plans to eliminate, consolidate, and streamline governmental services.
     .  Making significant further reductions in the State workforce.
     .  Maximizing Federal aid.
     . Developing cost containment proposals that can be presented for legislative action later this year.

     As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

     DOB will also monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals (VLTs) at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps (casino revenue and streamlined sales tax are examples).

Explanation of the Financial Plan
---------------------------------

     The State's Enacted Budget Financial Plan forecasts receipts and disbursements for the fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing Gross Domestic Product (GDP), employment levels, inflation, wages, consumer spending, and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts.

     Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

The State's Fund Structure
--------------------------

     The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects
Fund), and the broad category or

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purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

     The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types, and includes:

     . The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
     . Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
     . Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and
     . Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

     Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Report. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart. The tables at the end of the Report summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 fiscal year.

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2003-04 General Fund Financial Plan
-----------------------------------

Where It Comes/Where It Goes
----------------------------

                                  General Fund
                            2003-04 Adjusted Enacted

[GRAPHIC APPEARS HERE]

     The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs above depict the components of projected receipts and disbursements in the General Fund (in percent).

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan and increase the likelihood that current projections will differ materially from the projections set forth in this Enacted Budget Report. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003-04 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

National Economy
----------------

     U.S. economic growth slowed to 1.6 percent during the first quarter of 2003, partly due to severe weather conditions and the uncertainty surrounding the war in Iraq. Now that the war is over, the nation's economic recovery is expected to gain momentum. The national economy grew at a slower pace than anticipated in the Executive Budget during early 2003. However, higher growth toward the end of the year is expected to bring real U.S. GDP growth up to 2.3 percent for 2003, only slightly below the Executive Budget projection of 2.4 percent. Buttressed by low inflation and high productivity growth, the national economy is expected to grow 3.4 percent during 2004.

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     Although a boost in Federal spending contributed positively to GDP growth, the impact of the war on the labor market was clearly negative, with 220,000 reservists having been called up for duty as of April 2003. The Budget Division now expects no net growth in employment for 2003, compared to the 0.6 percent growth projected in the Executive Budget. Income growth for 2003, especially in wages, is also expected to be modestly below the Executive Budget projection. This is mainly due to the downward revision made to the data for the third quarter of 2003 by the U.S. Bureau of Economic Analysis.

     Higher output growth toward the end of this year is expected to be fueled by a rebound in private investment activity. If business sector financial conditions do not improve, hiring may be delayed, leading to an even weaker labor market than now anticipated. On the positive side of the ledger, given the current and lagged effects of expansionary monetary and fiscal policy, the economy could grow faster than expected. A lower dollar could lead to higher exports and, therefore, higher output growth.

--------------------------------------------------------------------------------
                            Major Economic Indicators
--------------------------------------------------------------------------------
                                                    2002       2003       2004
--------------------------------------------------------------------------------
Gross Domestic Product (real)                          2.4        2.3        3.4
Personal Income                                        2.8        3.8        5.2
Corporate Profits                                     (0.7)      12.7       15.2
Unemployment Rate                                      5.8        5.8        5.5
Consumer Price Index                                   1.6        2.5        2.3
--------------------------------------------------------------------------------
Note: Numbers above are percent change/calendar year, except for unemployment rate. The New York State Division of the Budget estimates are based on National Income and Product Account data through April 2003, except for nonagricultural employment and the unemployment rate which are based on U.S. Department of Labor data through early May 2003.
--------------------------------------------------------------------------------

State Economy
-------------

     The September 11/th/ terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession.

     DOB now estimates that State employment fell 1.8 percent in 2002, and wage income is estimated to have declined 3.8 percent. The unemployment rate for 2002 was 6.1 percent and is expected to remain virtually unchanged for 2003.

     Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

     In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and

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compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

--------------------------------------------------------------------------------
                            Major Economic Indicators
--------------------------------------------------------------------------------
                                                    2002       2003       2004
--------------------------------------------------------------------------------
Personal Income                                        0.0        3.0        4.1
Nonagricultural Employment                            (1.8)       0.3        1.0
Unemployment Rate                                      6.1        6.0        5.5
--------------------------------------------------------------------------------
Note: Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.
--------------------------------------------------------------------------------

General Fund Revenue Actions
----------------------------

     Revenue actions included with the 2003-04 Enacted Budget include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4 percent to 4.25 percent ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for SUVs; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the Budget includes over $2.4 billion in revenue actions including those contained in the Executive Budget.

     As part of the Enacted Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (MSA) and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale.

     The Financial Plan assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in 2003-04 and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the Financial Plan. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in 2003-04, reserving the $400 million for 2004-05 budget balance.

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General Fund Receipts
--------------------------------------------------------------------------------
                              General Fund Receipts
                              (millions of dollars)
--------------------------------------------------------------------------------
                              2002-03       2003-04                  Change from
                              Adjusted      Adjusted      Annual       30-Day
                              Actuals       Enacted      $ Change     Estimate
--------------------------------------------------------------------------------
Total Tax Receipts               27,977        28,561          584         1,148
All Other Receipts               11,319        11,279          (40)          255
--------------------------------------------------------------------------------
Total Receipts                   39,296        39,840          544         1,403
--------------------------------------------------------------------------------

     Total General Fund receipts in support of the 2003-04 Financial Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and VLTs.

     General Fund receipts net of refund reserve account transactions are estimated at $39.69 billion for 2003-04. Adjusting for the impact of revenue actions, General Fund tax receipts have been reduced by $463 million from estimates released with the 30-day amendments to the Executive Budget. This revision reflects several factors including: the impact of lower-than-anticipated 2002-03 receipts on the 2003-04 revenue base; a modest net loss in personal income tax receipts due to a lower-than-expected net settlement of 2002 income tax liability in April and May; and continued weakness in corporate tax collections.

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                          Personal Income Tax
                         (millions of dollars)
-----------------------------------------------------------------------
    2002-03            2003-04                            Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
          16,791             16,285              (506)              833
-----------------------------------------------------------------------

     General Fund personal income tax receipts are projected to decrease by $506 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. Overall, net of law changes, personal income tax payments associated with the 2002 tax year are down modestly from what was anticipated in the Executive Budget.

     The estimate for withholding tax collections increased by $1.03 billion from the Executive Budget estimate, reflecting the enacted temporary tax increase offset somewhat by lower wage growth than forecast with the Executive Budget. Estimated tax installment payments have been increased by $300 million, again reflecting the enacted temporary tax increase.

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     Additionally, reflecting April and May results on the settlement of 2002 tax liabilities, the estimate for payments with final returns has been increased by $100 million and the estimate for refunds has been increased by $175 million.

     The estimate for delinquent collections of the personal income tax has been reduced by $50 million, reflecting the State tax amnesty program bringing greater-than-expected receipts forward into 2002-03.

     General Fund personal income tax receipts, including refund reserve account transactions, are expected to be $833 million higher than the 30-day amendments to the Executive Budget adjusted for a higher net contribution from the refund reserve account. This increase is due to the temporary tax increase, offset somewhat by the lower-than-anticipated income tax settlement for 2002 tax liability, lower withholding resulting from a weaker-than-expected economy for 2003-04, lower expected assessment collections, and a higher STAR fund deposit due to the Legislature's rejection of the STAR spending limitation proposed in the Executive Budget.

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                          User Taxes and Fees
                         (millions of dollars)
-----------------------------------------------------------------------
    2002-03            2003-04                              Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
           7,063              8,007               944               499
-----------------------------------------------------------------------

     Receipts for user taxes and fees for 2003-04 are projected to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. Included in this category are: receipts from the State sales tax, cigarette and tobacco products taxes; alcoholic beverage taxes and fees; and motor vehicle license and registration fees.

     The projected growth in sales tax cash receipts of 15.1 percent is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25 percent) and a change in the clothing and footwear exemption. The Enacted Budget eliminated the exemption on items of clothing and footwear for one year, effective June 1, 2003, and replaced it with two temporary one-week exemptions with the same $110 thresholds -- one in August 2003 and another in January 2004. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 4.3 percent.

     The decline in General Fund cigarette tax receipts is the result of a continuation of the long-term consumption decline in cigarettes.

     User taxes and fees are expected to rise by $499 million from the 30-day amendments to the Executive Budget. This adjustment mainly reflects tax increases contained in the Enacted Budget.

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                             Business Taxes
                         (millions of dollars)
-----------------------------------------------------------------------
     2002-03           2003-04                            Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
           3,380              3,498               118              (184)
-----------------------------------------------------------------------

     Receipts for business taxes for 2003-04 are projected to total $3.50 billion, an increase of $118 million from 2002-03 collections. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Business tax receipts for 2003-04 have been revised down by $184 million from the 30-day amendments to the Executive Budget to reflect lower 2002-03 actuals during closeout and anticipated enhanced refund activity. These negatives in 2002-03 have been offset by the effect of decoupling from the Federal bonus depreciation.

     Corporate franchise tax receipts have been revised down by $141 million from the 30-day amendments to the Executive Budget. The difference is attributable to a closeout adjustment and enhanced refund activity. These reductions are offset by an increase in revenues of $58 million based on decoupling from Federal bonus depreciation provisions.

     Corporation and utilities taxes, and insurance franchise tax receipts remain unchanged from the 30- day Executive Budget estimate.

     Bank tax receipts are estimated to be $43 million lower than the 30-day Executive Budget estimate. This result is primarily attributable to continued weak earnings growth, and the decline in the 2002-03 base.

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                              Other Taxes
                         (millions of dollars)
-----------------------------------------------------------------------
     2002-03           2003-04                            Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
             743                771                28                 0
-----------------------------------------------------------------------

     Other tax receipts are now projected to total $771 million or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes.

     Previously enacted legislation to repeal both the real property gains tax and the gift tax and to reduce the estate and pari-mutuel taxes have significantly reduced the yield from this category of receipts.

     Other taxes estimated in this category are unchanged from the 30-day estimate.

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                         Miscellaneous Receipts
                         (millions of dollars)
-----------------------------------------------------------------------
     2002-03           2003-04                           Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
           3,991              3,669              (322)               90
-----------------------------------------------------------------------

     Miscellaneous Receipts are expected to reach $3.67 billion, a decrease of $322 million from 2002-03 and an increase of $90 million from the 30-day estimate. The annual decrease in receipts is the result of several non-recurring actions taken in the 2002-03 Enacted Budget, including transferring available balances from various State authorities. The increase in receipts from the 30-day estimates is attributed to a delay in the collection of a settlement recovery from various Wall Street firms originally expected in 2002-03, as well as the net impact of several legislative actions, which on balance increase receipts by an estimated $50 million.

------------------------------------------------------------------------------
                           Transfers From Other Funds
                              (millions of dollars)
------------------------------------------------------------------------------
                                 2002-03    2003-04                   Change
                                Adjusted    Adjusted     Annual    from 30-Day
                                 Actuals    Enacted     $ Change     Estimate
------------------------------------------------------------------------------
PIT in Excess of Revenue Bond
Debt Service                       4,215       5,125         910           260
Sales Tax in Excess of LGAC
Debt Service                       1,919       1,853         (66)         (146)
Real Estate Taxes in Excess
of CW/CA Debt Service                263         202         (61)            0
All Other Transfers                  931         430        (501)           51
Total Transfers From               7,328       7,610         282           165
------------------------------------------------------------------------------

     Transfers from other funds are expected to total $7.61 billion, or $282 million more than total receipts from this category during 2002-03 and $165 million higher than the 30-day estimates. The $910 million year-to-year increase in transfers of personal income tax (PIT) in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.1 billion), including legislative tax increases, offset by increased debt service requirements ($222 million). The $260 million net increase from the 30-day estimate reflects the legislative tax increases, offset by increased debt service costs.

     The annual decrease of $66 million in transfers from the sales tax in excess of LGAC debt service reflects increased debt service requirements ($67 million) and an annual payment to New York City intended to cover debt service costs related to restructuring NYC MAC debt for City fiscal relief ($170 million), offset by increased sales tax receipts ($171 million). The 2003-04 estimate is $146 million lower than the 30-day estimate primarily due to the legislation requiring a payment of State sales tax to New York City.

     Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation (LGAC) and the Municipal Assistance Corporation of the City of New York (MAC) appear to intend that the State assume responsibility for debt service payments on the remaining

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$2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created not-for-profit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding MAC debt. The structure of this bonding may be flawed and counsel are continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on LGAC and other bondholders.

     The annual decline of $61 million in transfers from the real estate transfer tax is due to a projected decrease in tax receipts ($43 million) and an increase in Clean Water/Clean Air debt service requirements ($18 million). The 2003-04 enacted estimate is unchanged from the 30-day estimate.

     The $501 million expected annual decrease in all other transfers is primarily due to the loss of onetime 2002-03 transfers from the Environmental Protection Fund ($269 million) and Federal reimbursement of World Trade Center related costs ($231 million). All other transfers increased by $51 million from the 30-day estimates due to an increase in expected receipts for the Waste Tire Management Recycling Act ($20 million) and one-time transfers from various non-General funds ($31 million).

General Fund Disbursements
--------------------------

--------------------------------------------------------------------------------------------------------------
                                          General Fund Disbursements
                                             (millions of dollars)
--------------------------------------------------------------------------------------------------------------
                                          2002-03 Adjusted  2003-04 Adjusted                   Change from 30-
                                              Actuals           Enacted       Annual $ Change   Day Estimate
--------------------------------------------------------------------------------------------------------------
Welfare                                                496             1,127              631              114
General State Charges                                2,732             3,199              467               34
Member Items                                           105               455              350              200
Medicaid (including HCRA)                            5,951             6,269              318              840
Public Health                                          525               566               41               40
School Aid (including 5/15 database
update)                                             12,278            12,312               34              599
Handicapped/All Other Education                      1,341             1,323              (18)             132
Higher Education                                     1,528             1,488              (40)             193
State Operations                                     7,715             7,168             (547)               2
All Other                                            6,842             6,930               88              171
Total General Fund Disbursements                    39,513            40,837            1,324            2,325
--------------------------------------------------------------------------------------------------------------

     Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4 percent from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid

>

($318 million), offset by lower State Operations spending ($547 million). The annual change in spending is explained by financial plan category in more detail below.

     Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

     In addition, the net spending changes include certain costs resulting from the Legislature's action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions which DOB believes results in higher welfare costs.

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                      Grants to Local Governments
                         (millions of dollars)
-----------------------------------------------------------------------
     2002-03           2003-04                            Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
          26,713             28,009             1,296             2,229
-----------------------------------------------------------------------

     Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44 percent) and for the State's share of Medicaid payments to medical providers (22 percent). Spending for mental hygiene programs (6 percent), higher education programs (5 percent), welfare assistance (4 percent), and children and families services (4 percent) represent the next largest areas of local aid.

     Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9 percent) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

     General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million from the prior school year. This decrease is primarily

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due to a reduction in operating aid ($285 million), which is partially offset by increases in transportation aid, excess cost aid and BOCES.

     Medicaid spending is estimated at $6.27 billion in 2003-04, an increase of $318 million (5.3 percent) from the prior year. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($478 million), the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), the Federally mandated phase out of the nursing home intergovernmental transfers ($90 million), and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs ($78 million). The growth in Medicaid spending is partially offset by increased Federal aid from an increase in disproportionate share payments to public hospitals ($324 million), additional financing through the Health Care Reform Act ($117 million), and various cost containment proposals, as well as the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center. In addition, the Enacted Budget "rolls" the last Medicaid cycle payable on March 31, 2004 to the first day of the 2004-05 fiscal year ($170 million), decreasing 2003-04 and increasing 2004-05 costs. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2 percent) from 2002-03. This increase is due primarily to the use of Federal TANF reserve funds to offset welfare spending in 2002-03 ($465 million) and the increased cost of the welfare caseload ($166 million). The projected welfare caseload of 622,067 recipients represents an increase from 2002-03 of approximately 10,248 recipients.

     Higher Education Services Corporation (HESC) spending is projected at $442 million, an increase of $123 million (38.6 percent) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available Federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

     City University of New York (CUNY) spending is projected at $681 million, a decrease of $176 million (20.5 percent) from 2002-03. The decrease is primarily due to the impact of a tuition increase at the senior colleges used to offset General Fund spending ($91 million) and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($70 million).

     Spending for all other local assistance programs will total $7.18 billion in 2003-04, a net increase of $366 million (5.4 percent) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

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     The 2003-04 enacted estimate for local assistance spending increased by $2.23 billion from the 30- day estimate primarily as a result of net legislative adds and restorations of Executive Budget proposals. The largest adds and restorations occurred in Medicaid ($840 million), school aid ($599 million), additional funding for the Community Projects Fund ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million). These net legislative adds reflect resources identified by the Legislature to delay the last Medicaid cycle in the 2003-04 fiscal year to the following fiscal year ($170 million) and defer Tuition Assistance Program payments to colleges out of 2003-04 into 2004-05 ($104 million).

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                          State of Operations
                         (millions of dollars)
-----------------------------------------------------------------------
     2002-03           2003-04                            Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
           7,715              7,168              (547)                2
-----------------------------------------------------------------------

     State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1 percent from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

     The State Operations estimates reflect $1.03 billion in savings initiatives. Included in these savings are $363 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $662 million in savings is projected to be available in 2003-04 from a variety of revenue maximization efforts to finance State Operations spending. Among these savings are additional SUNY revenues from an anticipated tuition increase and other revenue measures used to support General Fund costs ($325 million), additional Federal revenues to offset spending on mental hygiene programs ($174 million), and various shifts of General Fund costs to other funds ($133 million) -- most notably funding $93 million in Department of Motor Vehicles transportation-related spending in the Dedicated Highway Fund.

     The savings initiatives and revenue maximization efforts are partially offset by base spending growth of $478 million, including normal salary step increases and required non-personal service cost increases and the loss of one-time offsets used in 2002-03. Virtually all Executive agencies are held flat or reduced from 2002-03 levels.

     The 2003-04 State Operations estimate is $2 million higher than the estimate prepared at the time of the 30-day Amendments to the Executive Budget in February 2003. This additional spending represents minor legislative changes to the Executive Budget estimates.

     The State's All Funds workforce is projected to be 186,000 at the end of 2003-04, a decrease of approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction resulted from

>

attrition and the use of early retirement incentives. Additional declines are possible as a result of the Fiscal Management Plan to be implemented during the fiscal year.

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                         General State Charges
                         (millions of dollars)
-----------------------------------------------------------------------
     2002-03           2003-04                            Change from
Adjusted Actuals   Adjusted Enacted   Annual $ Change   30-Day Estimate
-----------------------------------------------------------------------
           2,732              3,199               467                34
-----------------------------------------------------------------------

     General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs of the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of litigation against the State and its public officers.

     Total spending for GSCs is estimated at $3.20 billion, an increase of $467 million or 17.0 percent from the prior year. The projected annual growth is primarily attributable to higher pension and health insurance costs.

     Pension investment losses resulting in significantly higher contributions to the New York State and Local Retirement System for the 2003-04 fiscal year. The employer pension contribution rate is the Executive Budget was projected to increase to 4 percent of payroll in 2003-04, increasing pension costs by $250 million (171 percent). Pension reform legislation approved with the Enacted Budget requires a minimum pension contribution equal to 4.5 percent of payroll annually. This change along with higher than expected retirement incentive costs would increase the 2003-04 fiscal year contribution by an additional $94 million to $344 million. However, the Legislature did not provide sufficient appropriation authority to allow the entire pension bill to be paid to the retirement system in 2003-04. As a result, it is anticipated that the State will pay this unbudgeted amount in 2005-06 at 8 percent annual interest, for a total cost of approximately $110 million.

     Health insurance premiums are expected to increase by approximately $178 million (11 percent) in 2003-04 to cover the rising costs of employee and retiree health care. The enacted budget reflects $43 million in health benefit changes, which is expected to reduce the underlying growth in employee health insurance costs from $221 million (13.7 percent). These changes, some of which are subject to negotiations with State employee unions, would: place restrictions on pharmacy benefits, require a higher co-payments for prescription drugs, modernize the hospital benefit plan, and increase employee copayments, deductibles and coinsurance levels for doctor visits.

     The $34 million increase from the 30-day estimate is largely the result of the Legislature's denial of a proposal to change to the current 9 percent statutory interest rate on

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Court of Claims judgments to market-based rates, and partial restoration of Executive Budget proposals to change employee health insurance benefits.

--------------------------------------------------------------------------------------------------------------
                                           Transfers to Other Funds
                                             (millions of dollars)
--------------------------------------------------------------------------------------------------------------
                                          2002-03 Adjusted  2003-04 Adjusted                   Change from 30-
                                              Actuals           Enacted       Annual $ Change   Day Estimate
--------------------------------------------------------------------------------------------------------------
Transfers in Support of Debt Service                 1,496             1,583               87                0
Transfers in Support of Capital Projects               170               251               81               45
Transfers in Support of State University                26               145              119                0
All Other Transfers                                    661               482             (179)              15
Total Transfers to Other Funds                       2,353             2,461              108               60
--------------------------------------------------------------------------------------------------------------

     Transfers to other funds are expected to total $2.46 billion, or $108 million higher than total receipts from this category during 2002-03 and $60 million higher than the 30-day estimates. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts. As compared to the 30-day estimate, transfers in support of debt service remain unchanged.

     Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. The $81 million projected increase in 2003- 04 reflects year-to-year increases in pay-as-you-go spending for legislative adds for transportation and the environment ($49 million) and changes in the timing of the receipt of bond proceeds to reimburse capital spending. Compared to the 30-day estimate for 2003-04, the $45 million increase in capital projects transfers reflects the legislative adds for transportation and the environment.

     The State's cost of transfers to the State University are estimated to increase by $119 million over 2002-03 due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds in 2002-03 to help subsidize the SUNY hospitals ($12 million). This transfer remained unchanged from the 30-day estimate.

     All other transfers are estimated to total $482 million in 2003-04, a decline of $179 million from 2002-03. This decline is primarily due to decreases in the Community Service Provider Assistance Program ($100 million), the State's share of Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million). All other transfers increased $15 million from the 30- day estimates.

Non-Recurring Actions
---------------------
     A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated in the 2003-04 Enacted Budget. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays for a Medicaid cycle and TAP payments ($274 million), the one-time shift of

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various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

     The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are "matched-up" with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

General Fund Closing Balance
----------------------------

     The Enacted Budget Financial Plan projects a closing General Fund balance of $730 million at the end of the 2003-04 fiscal year, unchanged from the 30-day projection. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid described earlier.

Governmental Funds Financial Plans
--------------------------------------------------------------------------------
State Funds

     State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds.

-------------------------------------------------------------------------------------------------------------
                                             State Funds Receipts
                                             (millions of dollars)
--------------------------------------------------------------------------------------------------------------
                                          2002-03 Adjusted  2003-04 Adjusted                   Change from 30-
                                              Actuals           Enacted       Annual $ Change   Day Estimate
--------------------------------------------------------------------------------------------------------------
Taxes                                               40,676            42,672            1,996            1,541
Miscellaneous Receipts                              15,903            17,483            1,580              297
Total State Funds Receipts                          56,579            60,155            3,576            1,838
--------------------------------------------------------------------------------------------------------------

     Total State Funds receipts are projected to total $60.16 billion in 2003-04, an increase of $3.58 billion or 6.3 percent from 2002-03. State Funds tax receipts are projected to total $42.67 billion, an increase of $2.0 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million), offset by revenue losses associated with the closeout of 2002-03 and the April PIT settlement ($462 million). These changes are discussed in more detail in the General Fund section above.

     Miscellaneous receipts in the State Funds are projected to total $17.48 billion, an increase of $1.58 billion over 2002-03. The growth in miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending from the Dedicated Highway and Bridge Trust Fund ($961 million), economic development spending that is not counted by the State Comptroller as spending even though the bond proceeds are counted as State-supported debt ($325 million), and growth in SUNY revenues primarily attributable to an anticipated

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tuition increase ($280 million). These increases are offset by a decline in General Fund miscellaneous receipts primarily due to the loss of non-recurring actions ($322 million).

     The increase in State Funds receipts of $1.84 billion over the 30-day estimates is comprised of a projected tax increase of $1.54 billion and miscellaneous receipts increase of $297 million. The projected tax growth is consistent with the enacted tax increases described above. The growth in miscellaneous receipts is primarily attributable to the timing of the receipt of bond proceeds to reimburse capital spending ($482 million), offset by a decline in State Funds receipts in support of Medicaid due to the legislative restoration of the proposed home care and hospital assessments ($281 million).

     Total State Funds disbursements are projected at $61.09 billion in 2003-04, an increase of $3.38 billion or 5.8 percent from 2002-03. Of this amount, $1.32 billion is due to a net increase in General Fund spending as described in detail above, and $2.05 billion is due to growth in other State funds.

--------------------------------------------------------------------------------------------------------------
                                           State Funds Disbursements
                                             (millions of dollars)
--------------------------------------------------------------------------------------------------------------
                                          2002-03 Adjusted  2003-04 Adjusted                   Change from 30-
                                              Actuals           Enacted       Annual $ Change   Day Estimate
--------------------------------------------------------------------------------------------------------------
Welfare                                                496             1,127              631              114
General State Charges                                3,088             3,608              520               43
Medicaid                                             8,413             8,852              439              559
Community Projects Fund                                105               455              350              200
Debt Service                                         3,038             3,387              349               27
Public Health                                        2,023             2,218              195               88
SUNY                                                 4,043             4,225              182               58
STAR                                                 2,664             2,800              136               93
School Aid                                          14,121            14,225              104              608
Transportation                                       3,521             3,600               79               42
Handicapped/All Other Education                      1,522             1,443              (79)             152
Mental Hygiene                                       2,645             2,572              (73)              42
Public Protection                                    2,902             2,899               (3)              18
All Other                                            9,131             9,676              545              172
Total State Funds Disbursements                     57,712            61,087            3,375            2,216
--------------------------------------------------------------------------------------------------------------

     State Funds Medicaid spending growth of $439 million (5.2 percent) reflects increased General Fund spending of $318 million (discussed in the General Fund section above) and an increase of $121 million in Special Revenue Funds. Additional HCRA financing for the Family Health Plus program, workforce recruitment and retention initiatives, and additional funding for Medicaid pharmacy costs represent $389 million of the net growth in the Special Revenue Funds. This increase is partially offset by lower spending attributable to the use of available pool balances in the Indigent Care Fund ($125 million) in 2002-03, the sunset of the Tobacco Transfer

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Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), and the legislative reduction of the nursing home gross receipts assessment from 6 percent to 5 percent ($45 million).

     Spending from Debt Service Funds is estimated to increase by $349 million or 11.5 percent from 2002-03. The net increase in debt service spending reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital program and equipment for E-911 cellular emergency systems. Net debt service costs increased modestly ($27 million) from the 30-day estimates.

     Public Health spending supported by State Funds is projected to increase $195 million (9.6 percent) from the prior year, of which the General Fund supports $41 million. The increase in other State supported spending is primarily attributable to additional spending for the Elderly Pharmaceutical Insurance Coverage Program (EPIC) providing senior citizens with prescription drug insurance ($105 million) and the Child Health Plus program providing health insurance to children up to age 19 ($68 million).

     Projected annual spending growth of $182 million for SUNY is primarily attributable to enrollment growth at the State-operated campuses, hospital program expansion, and anticipated increases in disbursements for capital programs. The annual growth in the STAR program of $136 million is mainly due to inflation and increased taxpayer participation.

     Annual State Funds spending growth due mostly to General Fund changes include: Welfare ($631 million), primarily reflecting the use of non-recurring Federal TANF reserve funds to offset 2002-03 welfare spending; General State Charges ($520 million), primarily due to higher pension and health insurance costs; and increased spending from the Community Projects Funds ($350 million).

     Major areas experiencing modest annual increases or decreases on a State Funds basis include: school aid (up $104 million), transportation (up $79 million), handicapped/all other education (down $79 million), mental hygiene (down $73 million) and public protection (down $3 million).

     State Funds disbursements increased $2.22 billion over the 30-day estimates primarily due to net legislative changes including school aid ($608 million), Medicaid ($559 million), the Community Projects Fund ($200 million), handicapped/all other education ($152 million), and welfare ($114 million).

All Governmental Funds
----------------------

     All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds (discussed earlier) with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

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---------------------------------------------------------------------------------------------
                               All Governmental Funds Receipts
                                    (millions of dollars)
---------------------------------------------------------------------------------------------
                              2002-03          2003-04                          Change from
                         Adjusted Actuals  Adjusted Enacted  Annual $ Change  30-Day Estimate
---------------------------------------------------------------------------------------------
Taxes                              40,676            42,672            1,996            1,541
Miscellaneous Receipts             16,056            17,705            1,649              301
Federal Grants                     33,242            33,444              202            1,426
Total All Governmental
 Funds Receipts                    89,974            93,821            3,847            3,268

     All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion or 4.3 percent from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion primarily reflecting the impact of the enacted tax increases previously discussed.

     Miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases, offset by a decline in General Fund miscellaneous receipts as discussed above.

     Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance. Federal receipts are generally assumed to be received in the State fiscal year in which spending is incurred; therefore, the revisions to Federal receipts correspond to the adjustments to the federally-reimbursed spending revisions described below.

     The All Governmental Funds receipts increase of $3.27 billion over the 30-day estimates is comprised of enacted tax increases described above and Federal grants of $1.43 billion primarily due to increases in Medicaid spending.

     All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9 percent. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

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---------------------------------------------------------------------------------------------
                             All Governmental Funds Disbursements
                                    (millions of dollars)
---------------------------------------------------------------------------------------------
                             2002-03           2003-04                          Change from
                         Adjusted Actuals  Adjusted Enacted  Annual $ Change  30-Day Estimate
---------------------------------------------------------------------------------------------
Medicaid                           25,315            26,778            1,463            2,003
Public Health                       3,230             3,778              548              137
General State Charges               3,272             3,774              502               43
Community Projects
 Fund                                 105               455              350              200
Debt Service                        3,038             3,387              349               27
Welfare                             2,803             3,008              205              124
Mental Hygiene                      4,983             5,174              191               45
SUNY                                4,208             4,368              160               58
STAR                                2,664             2,800              136               93
School Aid                         14,121            14,225              104              608
Handicapped/All Other
 Education                          3,922             3,663             (259)             187
Transportation                      4,907             4,834              (73)              13
Public Protection                   3,096             3,027              (69)              18
All Other                          15,292            15,203              (89)             109
Total All Funds
 Disbursements                     90,956            94,474            3,518            3,665

     All Governmental Funds Medicaid spending growth of $1.46 billion reflects previously discussed State Funds spending growth of $439 million, and an increase of $1.02 billion (6.1 percent) in Medicaid spending supported by Federal Funds, which are estimated to total $26.78 billion in 2003-04. The net increase is primarily attributable to expected underlying spending growth of approximately 8 percent ($1.10 billion) and increased aid governed from an increase in disproportionate share payments to public hospitals ($394 million). This increase is partially offset by the mandated phase out of the nursing home intergovernmental transfers ($119 million), the phase out of Disaster Relief Medicaid related to the September 11/th/ attack on the World Trade Center ($83 million), nonrecurring additional indigent care payments ($72 million), and various other cost containment proposals. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

     Public health spending supported by All Governmental Funds is expected to increase by $548 million from 2002-03 of which $195 million is attributable to increased State Funds support and the remaining $353 million consisting of additional Federal aid. The growth in Federal aid is largely attributable to increased spending for the Child Health Plus program ($324 million).

     Spending from All Governmental Funds in support of welfare initiatives increased $205 million from 2002-03 actuals and reflects the State Funds increase described above ($631 million) offset by decreased welfare spending from federal funds ($426 million). The decreased

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spending is primarily due to the loss of one-time credits that were used to support 2002-03 spending.

     All Governmental Funds spending growth largely attributable to State Funds spending includes growth for General State Charges ($502 million), Community Projects Fund ($350 million), debt service ($349 million), SUNY ($160 million), STAR ($136 million), and school aid ($104 million).

     Major areas experiencing modest annual increases or decreases on an All Governmental Funds basis include: mental hygiene (up $191 million), handicapped/all other education (down $259 million), transportation (down $73 million), and public protection (down $69 million).

     All Governmental Funds disbursements increased $3.67 billion over the 30-day estimates due to State Funds spending increases of $2.22 billion described above and growth in Federal Medicaid spending ($1.45 billion) attributable to legislative restorations of various cost containment and revenue maximizations, as well as revised estimates for underlying Federal Medicaid spending.

First Quarter Cash Flow
-----------------------

     Unlike previous years, the 2003-04 General Fund first quarter cash flow estimates assume continued implementation of emergency cash management actions implemented after delays in enacting tobacco securitization legislation led to potential cash imbalances. The General Fund cash flow position is expected to be extremely tight during the first quarter of the 2003-04 fiscal year and thus requires continued management actions to maintain positive balances until $2.1 billion of tobacco proceeds are received in late June. DOB continues to monitor cash balances on a daily basis and has administratively managed the flow of funds and disbursements while continuing essential governmental operations through a statewide austerity plan. Under the current cash management plan, daily cash balances are expected to fluctuate significantly.

     The General Fund balances assume continued deferrals of discretionary payments through June, including school aid payments scheduled in May and early June until the State receives the tobacco securitization proceeds. Thereafter, cash balances are expected to be healthy until March of the fiscal year.

     The General Fund is projected to end May with a balance of $2.15 billion. This balance, along with June receipts, will be used to make the school aid payment deferred from March on June 2 ($1.2 billion) as well as weekly Medicaid, payroll, and other critical payments. As a result, cash balances are expected to decline to very low levels by mid-June. The State expects to make the remaining May and June school aid payments ($2.5 billion) in late June upon the receipt of tobacco securitization proceeds. Absent these proceeds, General Fund resources would be insufficient to pay school aid and end the month with a positive cash balance.

     The 2003-04 Enacted Budget amends State Finance Law to permit the State Comptroller to make balances in other funds and accounts temporarily available to the General Fund for intra-

>

month cash flow needs as long as such balances can be repaid by the end of the month. This provision is set to expire on March 31, 2004.

GAAP-Basis Financial Plans
--------------------------

     The February Financial Plan included General Fund Financial Plans prepared in accordance with Generally Accepted Accounting Principles (GAAP) for State fiscal years 2002-03 through 2005-06. The accounting principles that DOB applied in preparing the GAAP projections are consistent with those applied by the State Comptroller for the 2001-02 GAAP-basis Financial Statements. Accordingly, the projections do not reflect the impact of any pending proposals of the Governmental Accounting Standards Board, including GASB 34. The changes mandated by GASB 34 are expected to significantly change the presentation of GAAP-basis financial results for state and local governments in 2002-03.

     The General Fund GAAP Financial Plan issued as part of the February Financial Plan projected that the State would end the 2002-03 fiscal year with an operating imbalance of $2.74 billion. The operating result reflected the use of reserves in response to the World Trade Center disaster. As a result of the operating deficit, the accumulated surplus was projected to decline from $492 million at the end of 2001-02 to a $2.24 billion accumulated deficit at the end of 2002-03.

     Certain legislative actions, including deferring a Medicaid Cycle ($170 million), and delaying TAP payments ($104 million) are expected to negatively impact the GAAP Financial Plan.

     Additionally, the deferral of $1.9 billion in spending from 2002-03 until 2003-04 is expected to increase the 2002-03 accumulated GAAP-basis deficit, since the deferred payments are expected to be accrued to the 2002-03 fiscal year. However, the tobacco settlement revenues originally anticipated in 2002-03 but now expected in 2003-04 are likely to be accrued to the 2003-04 fiscal year resulting in no net change to the accumulated GAAP deficit by the end of 2003-04.

     DOB expects to update the GAAP Financial Plan estimates for 2003-04 in the First Quarterly Financial Plan Update to be issued in July 2003.

Outyear General Fund Financial Plan Projections
-----------------------------------------------

     General Fund budget gaps for the 2004-05 and 2005-06 fiscal years have increased significantly from the 30-day projections. It is currently estimated that spending and revenue actions in the Enacted Budget in concert with events since presentation of the Executive Budget will increase gaps to over $6 billion in 2004-05 and $8 billion in 2005-06, before reflecting savings from the Fiscal Management Plan or extra Federal aid. The Fiscal Management Plan savings will be implemented in 2003-04, and these actions coupled with new Federal assistance are expected to produce recurring savings in the outyears, reducing the gaps by approximately $900 million in each year.

     Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending

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and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis.

     These factors have historically been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

     The outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion.

     Revenues are projected to increase from the Executive Budget as a result of legislative changes by $1.4 billion in 2004-05 and $605 million in 2005-06. The revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. New revenue actions include a personal income tax surcharge ($1.2 billion in 2004-05 and $1.0 billion in 2005-06), one-quarter percent increase in sales tax ($572 million in 2004-05 and $100 million in 2005-06), and a decoupling from Federal bonus depreciation provisions ($100 million in 2004-05 and $90 million in 2005-06). These revenue actions are offset by the loss of receipts due to the sales tax free week proposed in the Executive Budget ($315 million in 2004-05 and $435 million in 2005-06), and the intended transfer of State sales tax receipts to New York City ($170 million annually).

     In addition, revenues are expected to decrease by $609 million in 2004-05 and 2005-06 primarily reflecting the impact of 2002-03 actuals and the April 2003 PIT settlement.

     As compared to the Executive Budget, spending is projected to increase by $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects revisions based on actual results and net legislative adds to the Governor's Executive Budget, including Medicaid programs ($1.7 billion in 2004-05 and $1.5 billion in 2005-06), school aid, including revised estimates resulting from the May 15 database update ($1.4 billion in 2004-05 and 2005-06), higher education ($323 million in 2004-05 and $303 million in 2005-06), and higher general state charges primarily driven by restorations of health insurance savings initiatives and the planned payment of the full required pension bill in 2004-05 and 2005-06 ($555 million in 2004-05 and $338 million in 2005-06).

     2004-05 spending grows $2.2 billion above the $2.3 billion increase in 2003-04 from the Executive Budget (for a total 2004-05 increase of $4.5 billion). This incremental growth is driven by the annualization of Medicaid restorations ($403 million), HCRA ($268 million), and the deferral of a 2003-04 Medicaid cycle into 2004-05 ($170 million), the "tail" of school aid adds and restorations including the loss of proposed BOCES and Building Aid reforms ($571 million), the May 15 school aid database revisions ($184 million), and increased fringe benefits costs including the denial of the Governor's proposed pension reforms and the restoration of proposed health insurance cost containment ($521 million).

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     Fiscal Management Plan savings include continuing the statewide austerity measures implemented during 2003-04, mandating agencies to eliminate, consolidate, and streamline governmental services, reducing the State workforce further, maximizing Federal aid, and planning legislative actions that may include statutory modifications to programs.

     A more detailed discussion of these revenue and spending changes, as well as the Fiscal Management Plan, is described in the Overview and General Fund sections above.

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                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                  2002-2003     2003-2004
                                                  Adjusted       Adjusted        Annual
                                                   Actual        Enacted         Change
                                                ------------   ------------   ------------
Opening fund balance                                   1,032            815           (217)
                                                ============   ============   ============
Receipts:
Taxes:
   Personal income tax                                16,791         16,285           (506)
   User taxes and fees                                 7,063          8,007            944
   Business taxes                                      3,380          3,498            118
   Other taxes                                           743            771             28
Miscellaneous receipts                                 3,991          3,669           (322)
Transfers from other funds:
   PIT in excess of Revenue Bond debt service          4,215          5,125            910
   Sales tax in excess of LGAC debt service            1,919          1,853            (66)
   Real estate taxes in excess of CW/CA debt
    service                                              263            202            (61)
   All other                                             931            430           (501)
                                                ------------   ------------   ------------
   Total receipts                                     39,296         39,840            544
                                                ============   ============   ============
Disbursements:
Grants to local governments                           26,713         28,009          1,296
State operations                                       7,715          7,168           (547)
General State charges                                  2,732          3,199            467
Transfers to other funds:
   Debt service                                        1,496          1,583             87
   Capital projects                                      170            251             81
   State university                                       26            145            119
   Other purposes                                        661            482           (179)
                                                ------------   ------------   ------------
   Total disbursements                                39,513         40,837          1,324
                                                ============   ============   ============
Fiscal Management Plan/Federal Aid                         0            912            912
                                                ============   ============   ============
Change in fund balance                                  (217)           (85)           132
                                                ============   ============   ============
Closing fund balance                                     815            730            (85)
                                                ============   ============   ============
Tax Stabilization Reserve Fund                           710            710              0
Contingency Reserve Fund                                  20             20              0
Community Projects Fund                                   85              0            (85)

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                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                                                Adjusted
                                                   30-Day         Change        Enacted
                                                ------------   ------------   ------------
Opening fund balance                                     805             10            815
                                                ============   ============   ============
Receipts:
Taxes:
   Personal income tax                                15,452            833         16,285
   User taxes and fees                                 7,508            499          8,007
   Business taxes                                      3,682           (184)         3,498
   Other taxes                                           771              0            771
Miscellaneous receipts                                 3,579             90          3,669
Transfers from other funds:
   PIT in excess of Revenue Bond debt service          4,865            260          5,125
   Sales tax in excess of LGAC debt service            1,999           (146)         1,853
   Real estate taxes in excess of CW/CA debt
    service                                              202              0            202
   All other                                             379             51            430
                                                ------------   ------------   ------------
   Total receipts                                     38,437          1,403         39,840
                                                ============   ============   ============
Disbursements:
Grants to local governments                           25,780          2,229         28,009
State operations                                       7,166              2          7,168
General State charges                                  3,165             34          3,199
Transfers to other funds:
   Debt service                                        1,583              0          1,583
   Capital projects                                      206             45            251
   State university                                      145              0            145
   Other purposes                                        467             15            482
                                                ------------   ------------   ------------
   Total disbursements                                38,512          2,325         40,837
                                                ============   ============   ============
Fiscal Management Plan/Federal Aid                         0            912            912
                                                ============   ============   ============
Change in fund balance                                   (75)           (10)           (85)
                                                ============   ============   ============
Closing fund balance                                     730              0            730
                                                ============   ============   ============
Tax Stabilization Reserve Fund                           710              0            710
Contingency Reserve Fund                                  20              0             20

Note: The 30-Day opening fund balance was reduced by $198 million and the personal income tax receipts were increased by $198 million to reflect the tax refund reserve transaction.

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                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                              (millions of dollars)

                                                 2002-2003      2003-2004
                                                   Actual        Enacted         Change
                                                ------------   ------------   ------------
Opening fund balance                                   1,032            815           (217)
                                                ============   ============   ============
Receipts:
Taxes:
   Personal income tax                                16,791         16,285           (506)
   User taxes and fees                                 7,063          8,007            944
   Business taxes                                      3,380          3,498            118
   Other taxes                                           743            771             28
Miscellaneous receipts                                 2,091          5,569          3,478
Transfers from other funds:
   PIT in excess of Revenue Bond debt service          4,215          5,125            910
   Sales tax in excess of LGAC debt service            1,919          1,853            (66)
   Real estate taxes in excess of CW/CA debt
    service                                              263            202            (61)
   All other                                             931            430           (501)
                                                ------------   ------------   ------------
   Total receipts                                     37,396         41,740          4,344
                                                ============   ============   ============
Disbursements:
Grants to local governments                           24,887         29,835          4,948
State operations                                       7,678          7,205           (473)
General State charges                                  2,699          3,232            533
Transfers to other funds:
   Debt service                                        1,496          1,583             87
   Capital projects                                      166            255             89
   State university                                       26            145            119
   Other purposes                                        661            482           (179)
                                                ------------   ------------   ------------
   Total disbursements                                37,613         42,737          5,124
                                                ============   ============   ============
Fiscal Management Plan/Federal Aid                         0            912            912
                                                ============   ============   ============
Change in fund balance                                  (217)           (85)           132
                                                ============   ============   ============
Closing fund balance                                     815            730            (85)
                                                ============   ============   ============
Tax Stabilization Reserve Fund                           710            710              0
Contingency Reserve Fund                                  20             20              0
Community Projects Fund                                   85              0            (85)

Note: Actuals reflect the amounts published in the Comptroller's Cash Basis Report released on April 15, 2003.

>

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2002-2003
                              (millions of dollars)

                                                                                Adjusted
                                                   Actual       Adjustments      Actual
                                                ------------   ------------   ------------
Opening fund balance                                   1,032              0          1,032
                                                ============   ============   ============
Receipts:
Taxes:
   Personal income tax                                16,791              0         16,791
   User taxes and fees                                 7,063              0          7,063
   Business taxes                                      3,380              0          3,380
   Other taxes                                           743              0            743
Miscellaneous receipts                                 2,091          1,900          3,991
Transfers from other funds:
   PIT in excess of Revenue Bond debt service          4,215              0          4,215
   Sales tax in excess of LGAC debt service            1,919              0          1,919
   Real estate taxes in excess of CW/CA debt
    service                                              263              0            263
   All other                                             931              0            931
                                                ------------   ------------   ------------
   Total receipts                                     37,396          1,900         39,296
                                                ============   ============   ============
Disbursements:
Grants to local governments                           24,887          1,826         26,713
State operations                                       7,678             37          7,715
General State charges                                  2,699             33          2,732
Transfers to other funds:
   Debt service                                        1,496              0          1,496
   Capital projects                                      166              4            170
   State university                                       26              0             26
   Other purposes                                        661              0            661
                                                ------------   ------------   ------------
   Total disbursements                                37,613          1,900         39,513
                                                ============   ============   ============
Change in fund balance                                  (217)             0           (217)
                                                ============   ============   ============
Closing fund balance                                     815              0            815
                                                ============   ============   ============
Tax Stabilization Reserve Fund                           710              0            710
Contingency Reserve Fund                                  20              0             20
Community Projects Fund                                   85              0             85

Note: Actuals reflect the amounts published in the Comptroller's Cash Basis Report released on April 15, 2003.

>

                               CASH FINANCIAL PLAN
                                  GENERAL FUND
                                    2003-2004
                              (millions of dollars)

                                                                                Adjusted
                                                  Enacted       Adjustments     Enacted
                                                ------------   ------------   ------------
Opening fund balance                                     815              0            815
                                                ============   ============   ============
Receipts:
Taxes:
   Personal income tax                                16,285              0         16,285
   User taxes and fees                                 8,007              0          8,007
   Business taxes                                      3,498              0          3,498
   Other taxes                                           771              0            771
Miscellaneous receipts                                 5,569         (1,900)         3,669
Transfers from other funds:
   PIT in excess of Revenue Bond debt service          5,125              0          5,125
   Sales tax in excess of LGAC debt service            1,853              0          1,853
   Real estate taxes in excess of CW/CA debt
    service                                              202              0            202
   All other                                             430              0            430
                                                ------------   ------------   ------------
   Total receipts                                     41,740         (1,900)        39,840
                                                ============   ============   ============
Disbursements:
Grants to local governments                           29,835         (1,826)        28,009
State operations                                       7,205            (37)         7,168
General State charges                                  3,232            (33)         3,199
Transfers to other funds:
   Debt service                                        1,583              0          1,583
   Capital projects                                      255             (4)           251
   State university                                      145              0            145
   Other purposes                                        482              0            482
                                                ------------   ------------   ------------
   Total disbursements                                42,737         (1,900)        40,837
                                                ============   ============   ============
Fiscal Management Plan/Federal Aid                       912              0            912
                                                ============   ============   ============
Change in fund balance                                   (85)             0            (85)
                                                ============   ============   ============
Closing fund balance                                     730              0            730
                                                ============   ============   ============
Tax Stabilization Reserve Fund                           710              0            710
Contingency Reserve Fund                                  20              0             20

Note: The 30-Day opening fund balance was reduced by $198 million and the personal income tax receipts were increased by $198 million to reflect the PIT refund reserve transaction.

>

                             CURRENT STATE RECEIPTS
                                  GENERAL FUND
                             2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                  2002-2003      2003-2004
                                                  Adjusted       Adjusted        Annual
                                                   Actual         Enacted        Change
                                                ------------   ------------   ------------
Personal income tax                                   16,791         16,285           (506)
                                                ------------   ------------   ------------
User taxes and fees                                    7,063          8,007            944
                                                ------------   ------------   ------------
Sales and use tax                                      6,328          7,285            957
Cigarette and tobacco taxes                              446            425            (21)
Motor vehicle fees                                        67             75              8
Alcoholic beverages taxes                                180            180              0
Alcoholic beverage control license fees                   42             42              0
Business taxes                                         3,380          3,498            118
                                                ------------   ------------   ------------
Corporation franchise tax                              1,407          1,450             43
Corporation and utilities tax                            860            805            (55)
Insurance taxes                                          704            818            114
Bank tax                                                 409            425             16
Other taxes                                              743            771             28
                                                ------------   ------------   ------------
Estate tax                                               701            737             36
Gift tax                                                   7              0             (7)
Real property gains tax                                    5              2             (3)
Pari-mutuel taxes                                         29             31              2
Other taxes                                                1              1              0
Total taxes                                           27,977         28,561            584
                                                ------------   ------------   ------------
Miscellaneous receipts                                 3,991          3,669           (322)
                                                ------------   ------------   ------------
Total                                                 31,968         32,230            262
                                                ============   ============   ============

Note: Adjusted miscellaneous receipts include $1.9 billion in tobacco securitization proceeds in 2002-03 that will be received in 2003-04.

>

                             CURRENT STATE RECEIPTS
                             ALL GOVERNMENTAL FUNDS
                             2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                  2002-2003      2003-2004
                                                  Adjusted       Adjusted
                                                   Actual         Enacted        Change
                                                ------------   ------------   ------------
Personal income tax                                   23,698         24,460            762
                                                ------------   ------------   ------------
User taxes and fees                                   10,804         11,984          1,180
                                                ------------   ------------   ------------
Sales and use taxes                                    8,796          9,956          1,160
Cigarette and tobacco taxes                              446            425            (21)
Motor fuel tax                                           544            537             (7)
Motor vehicle fees                                       612            651             39
Highway use tax                                          147            149              2
Alcoholic beverage taxes                                 180            180              0
Alcoholic beverage control license fees                   42             42              0
Auto rental tax                                           37             44              7
Business taxes                                         4,983          5,052             69
                                                ------------   ------------   ------------
Corporation franchise tax                              1,612          1,655             43
Corporation and utilities taxes                        1,091            993            (98)
Insurance taxes                                          776            903            127
Bank tax                                                 481            500             19
Petroleum business taxes                               1,023          1,001            (22)
Other taxes                                            1,191          1,176            (15)
                                                ------------   ------------   ------------
Estate tax                                               701            737             36
Gift tax                                                   7              0             (7)
Real property gains tax                                    5              2             (3)
Real estate transfer tax                                 448            404            (44)
Pari-mutuel taxes                                         29             32              3
Other taxes                                                1              1              0
Total taxes                                           40,676         42,672          1,996
                                                ------------   ------------   ------------
Miscellaneous receipts                                16,056         17,705          1,649
                                                ------------   ------------   ------------
Federal grants                                        33,242         33,444            202
                                                ------------   ------------   ------------
Total                                                 89,974         93,821          3,847
                                                ============   ============   ============

Note: Adjusted miscellaneous receipts include $1.9 billion in tobacco securitization proceeds in 2002-03 that will be received in 2003-04.

>

                                  GENERAL FUND
                           TAX REFUND RESERVE ACCOUNT
                             2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                 2002-2003         2003-2004
                                  Adjusted          Adjusted           Annual
                                   Actual           Enacted            Change
                                 ----------        ----------        ----------
Withholdings                         19,959            22,135             2,176
Estimated Payments                    4,855             4,780               (75)
Final Payments                        1,334             1,241               (93)
Delinquencies                           796               670              (126)
                                 ----------        ----------        ----------
   Gross Collections                 26,944            28,826             1,882
State/City Offset                      (288)             (300)              (12)
Refund Reserve                        1,050               159              (891)
Refunds                              (4,008)/(1)/      (4,225)/(2)/        (217)
                                 ----------        ----------        ----------
   Reported Tax Collections          23,698            24,460               762
STAR                                 (2,664)           (2,800)             (136)
RBTF                                 (4,243)           (5,375)           (1,132)
                                 ----------        ----------        ----------
   General Fund                      16,791            16,285              (506)
                                 ==========        ==========        ==========

Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Note 1: Reflects the payment of the balance of refunds on 2001 liability and payment of $960 million of calendar year 2002 refunds in the last quarter of the State's 2002-03 fiscal year and a balance in the Tax Refund Reserve Account of $627 million.

Note 2: Reflects the payment of the balance of refunds on 2002 liability and the projected payment of $960 million of calendar year 2003 refunds in the last quarter of the State's 2003-04 fiscal year and a projected balance in the Tax Refund Reserve Account of $468 million.

>

                              CASH FINANCIAL PLAN
                                  STATE FUNDS
                                   2003-2004
                             (millions of dollars)

                                                               Special       Capital        Debt
                                                 General       Revenue       Projects      Service        (MEMO)
                                                  Fund          Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                   815           894          (560)          158         1,307
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes                                               28,561         4,401         1,765         7,945        42,672
Miscellaneous receipts                               5,569         9,880         3,232           702        19,383
Federal grants                                           0             0             0             0             0
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   34,130        14,281         4,997         8,647        62,055
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         29,835        10,191         1,095             0        41,121
State operations                                     7,205         4,561             0             8        11,774
General State charges                                3,232           410             0             0         3,642
Debt service                                             0             0             0         3,387         3,387
Capital projects                                         0             2         3,061             0         3,063
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              40,272        15,164         4,156         3,395        62,987
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           7,610           801           401         4,844        13,656
Transfers to other funds                            (2,465)         (231)       (1,068)      (10,093)      (13,857)
Bond and note proceeds                                   0             0           248             0           248
                                               -----------   -----------   -----------   -----------   -----------
   Net other financing sources (uses)                5,145           570          (419)       (5,249)           47
                                               ===========   ===========   ===========   ===========   ===========
Fiscal Management Plan/Federal Aid                     912             0             0             0           912
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 (85)         (313)          422             3            27
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                   730           581          (138)          161         1,334
                                               ===========   ===========   ===========   ===========   ===========

>

                               CASH FINANCIAL PLAN
                                   STATE FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                               Special       Capital        Debt
                                                 General       Revenue       Projects      Service        (MEMO)
                                                  Fund          Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                   815           894          (560)          158         1,307
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes                                               28,561         4,401         1,765         7,945        42,672
Miscellaneous receipts                               3,669         9,880         3,232           702        17,483
Federal grants                                           0             0             0             0             0
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   32,230        14,281         4,997         8,647        60,155
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         28,009        10,191         1,095             0        39,295
State operations                                     7,168         4,561             0             8        11,737
General State charges                                3,199           410             0             0         3,609
Debt service                                             0             0             0         3,387         3,387
Capital projects                                         0             2         3,057             0         3,059
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              38,376        15,164         4,152         3,395        61,087
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           7,610           801           397         4,844        13,652
Transfers to other funds                            (2,461)         (231)       (1,068)      (10,093)      (13,853)
Bond and note proceeds                                   0             0           248             0           248
                                               -----------   -----------   -----------   -----------   -----------
   Net other financing sources (uses)                5,149           570          (423)       (5,249)           47
                                               ===========   ===========   ===========   ===========   ===========
Fiscal Management Plan/Federal Aid                     912             0             0             0           912
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 (85)         (313)          422             3            27
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                   730           581          (138)          161         1,334
                                               ===========   ===========   ===========   ===========   ===========

>

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                              (millions of dollars)

                                                               Special       Capital        Debt
                                                 General       Revenue       Projects      Service        (MEMO)
                                                  Fund          Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                   815           986          (791)          158         1,168
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes                                               28,561         4,401         1,765         7,945        42,672
Miscellaneous receipts                               5,569        10,102         3,232           702        19,605
Federal grants                                           0        31,806         1,638             0        33,444
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   34,130        46,309         6,635         8,647        95,721
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         29,835        38,677         1,312             0        69,824
State operations                                     7,205         7,790             0             8        15,003
General State charges                                3,232           576             0             0         3,808
Debt service                                             0             0             0         3,387         3,387
Capital projects                                         0             2         4,350             0         4,352
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              40,272        47,045         5,662         3,395        96,374
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           7,610         3,221           401         4,844        16,076
Transfers to other funds                            (2,465)       (2,594)       (1,200)      (10,093)      (16,352)
Bond and note proceeds                                   0             0           248             0           248
                                               -----------   -----------   -----------   -----------   -----------
   Net other financing sources (uses)                5,145           627          (551)       (5,249)          (28)
                                               ===========   ===========   ===========   ===========   ===========
Fiscal Management Plan/Federal Aid                     912             0             0             0           912
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 (85)         (109)          422             3           231
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                   730           877          (369)          161         1,399
                                               ===========   ===========   ===========   ===========   ===========

>

                               CASH FINANCIAL PLAN
                             ALL GOVERNMENTAL FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                               Special       Capital        Debt
                                                 General       Revenue       Projects      Service        (MEMO)
                                                  Fund          Funds         Funds         Funds         Total
                                               -----------   -----------   -----------   -----------   -----------
Opening fund balance                                   815           986          (791)          158         1,168
                                               ===========   ===========   ===========   ===========   ===========
Receipts:
Taxes                                               28,561         4,401         1,765         7,945        42,672
Miscellaneous receipts                               3,669        10,102         3,232           702        17,705
Federal grants                                           0        31,806         1,638             0        33,444
                                               -----------   -----------   -----------   -----------   -----------
   Total receipts                                   32,230        46,309         6,635         8,647        93,821
                                               ===========   ===========   ===========   ===========   ===========
Disbursements:
Grants to local governments                         28,009        38,677         1,312             0        67,998
State operations                                     7,168         7,790             0             8        14,966
General State charges                                3,199           576             0             0         3,775
Debt service                                             0             0             0         3,387         3,387
Capital projects                                         0             2         4,346             0         4,348
                                               -----------   -----------   -----------   -----------   -----------
   Total disbursements                              38,376        47,045         5,658         3,395        94,474
                                               ===========   ===========   ===========   ===========   ===========
Other financing sources (uses):
Transfers from other funds                           7,610         3,221           397         4,844        16,072
Transfers to other funds                            (2,461)       (2,594)       (1,200)      (10,093)      (16,348)
Bond and note proceeds                                   0             0           248             0           248
                                               -----------   -----------   -----------   -----------   -----------
   Net other financing sources (uses)                5,149           627          (555)       (5,249)          (28)
                                               ===========   ===========   ===========   ===========   ===========
Fiscal Management Plan/Federal Aid                     912             0             0             0           912
                                               ===========   ===========   ===========   ===========   ===========
Change in fund balance                                 (85)         (109)          422             3           231
                                               ===========   ===========   ===========   ===========   ===========
Closing fund balance                                   730           877          (369)          161         1,399
                                               ===========   ===========   ===========   ===========   ===========

>

                               CASH FINANCIAL PLAN
                              SPECIAL REVENUE FUNDS
                                    2003-2004
                              (millions of dollars)

                                           State        Federal        Total
                                        -----------  ------------  ------------
Opening fund balance                            894            92           986
                                        ===========  ============  ============
Receipts:
Taxes                                         4,401             0         4,401
Miscellaneous receipts                        9,880           222        10,102
Federal grants                                    0        31,806        31,806
                                        -----------  ------------  ------------
   Total receipts                            14,281        32,028        46,309
                                        ===========  ============  ============
Disbursements:
Grants to local governments                  10,191        28,486        38,677
State operations                              4,561         3,229         7,790
General State charges                           410           166           576
Debt service                                      0             0             0
Capital projects                                  2             0             2
                                        -----------  ------------  ------------
   Total disbursements                       15,164        31,881        47,045
                                        ===========  ============  ============
Other financing sources (uses):
Transfers from other funds                      801         2,420         3,221
Transfers to other funds                       (231)       (2,363)       (2,594)
Bond and note proceeds                            0             0             0
                                        -----------  ------------  ------------
   Net other financing sources (uses)           570            57           627
                                        ===========  ============  ============
Change in fund balance                         (313)          204          (109)
                                        ===========  ============  ============
Closing fund balance                            581           296           877
                                        ===========  ============  ============

>

                               CASH FINANCIAL PLAN
                             CAPITAL PROJECTS FUNDS
                                    2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                           State        Federal        Total
                                        -----------  ------------  ------------
Opening fund balance                           (560)         (231)         (791)
                                        ===========  ============  ============
Receipts:
Taxes                                         1,765             0         1,765
Miscellaneous receipts                        3,232             0         3,232
Federal grants                                    0         1,638         1,638
                                        -----------  ------------  ------------
   Total receipts                             4,997         1,638         6,635
                                        ===========  ============  ============
Disbursements:
Grants to local governments                   1,095           217         1,312
State operations                                  0             0             0
General State charges                             0             0             0
Debt service                                      0             0             0
Capital projects                              3,057         1,289         4,346
                                        -----------  ------------  ------------
   Total disbursements                        4,152         1,506         5,658
                                        ===========  ============  ============
Other financing sources (uses):
Transfers from other funds                      397             0           397
Transfers to other funds                     (1,068)         (132)       (1,200)
Bond and note proceeds                          248             0           248
                                        -----------  ------------  ------------
   Net other financing sources (uses)          (423)         (132)         (555)
                                        ===========  ============  ============
Change in fund balance                          422             0           422
                                        ===========  ============  ============
Closing fund balance                           (138)         (231)         (369)
                                        ===========  ============  ============

>

                                    CASH FLOW
                                  GENERAL FUND
                                    2003-2004
                              (millions of dollars)

                                            April        May           June
                                        -----------  ------------  ------------
Opening fund balance                            815         2,786         2,145
                                        ===========  ============  ============
Receipts:
Taxes:
   Personal income tax                        2,811           304         1,582
   Sales tax                                    450           462           737
   User taxes and fees                          103            56            59
   Business taxes                                56          (128)          722
   Other taxes                                   49            67            73
Miscellaneous receipts                           70           103         2,239
Transfers from other funds                      898           330           782
                                        -----------  ------------  ------------
   Total receipts                             4,437         1,194         6,194
                                        ===========  ============  ============
Disbursements:
Grants to local governments                   1,462           694         5,284
State operations                                743           814           611
General State charges                            32           241           236
Transfers to other funds                        229            86           350
                                        -----------  ------------  ------------
   Total disbursements                        2,466         1,835         6,481
                                        ===========  ============  ============
Change in fund balance                        1,971          (641)         (287)
                                        ===========  ============  ============
Closing fund balance                          2,786         2,145         1,858
                                        ===========  ============  ============

>

                             Special Considerations

     Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in this AIS.

     Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95 percent increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

     The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

     Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

>

     DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation ("LGAC") statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in this AIS.

     An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

     In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

PART C

                                OTHER INFORMATION

Item 23. Exhibits.

     Exhibit
     Number     Description
     --------   -----------

      (1) (a) Articles of Incorporation of Registrant, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (b) Articles of Amendment, dated June 29, 1992, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (c)   Articles Supplementary, dated June 29, 1994.*
          (d)   Articles Supplementary, dated August 15, 1995.*
          (e) Articles of Amendment, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (f) Articles Supplementary, dated January 22, 1997, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (g) Articles Supplementary, dated April 30, 1999, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.
          (h) Form of Articles Supplementary, dated September 17, 1999, incorporated by reference to Post-Effective Amendment No. 14, filed on September 23, 1999.
          (i) Articles Supplementary, dated February 15, 2000, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
          (j) Articles Supplementary, dated February 26, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
          (k) Articles Supplementary, dated April 2, 2001, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
          (l) Articles Supplementary, dated November 14, 2001, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.
          (m) Articles Supplementary, dated March 26, 2002, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.
          (n) Articles of Amendment, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
          (o) Articles Supplementary, dated May 22, 2002, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
          (p) Articles Supplementary, dated February 25, 2003, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
          (q) Form of Articles of Amendment, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
          (r) Form of Articles Supplementary, dated January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
      (2) Bylaws of Registrant, as amended, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
      (3)       Not Applicable.
      (4) (a) Form of Specimen stock certificate of common stock of BNY Hamilton Money Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
          (b) Form of Specimen stock certificate of common stock of BNY Hamilton Intermediate Government Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
          (c) Form of specimen stock certificate of common stock of BNY Hamilton Intermediate New York Tax-Exempt Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
          (d) Form of specimen stock certificate of common stock of BNY Hamilton Equity Income Fund, incorporated by reference to Pre-Effective Amendment No. 2, filed on July 7, 1992.
      (5) (a)   Investment Advisory Agreement between BNY Hamilton Money
                Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (b) Investment Advisory Agreement between BNY Hamilton Intermediate Government Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (c) Investment Advisory Agreement between BNY Hamilton Intermediate New York Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (d) Investment Advisory Agreement between BNY Hamilton Equity Income Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.

          (e) Investment Advisory Agreement between BNY Hamilton Treasury Money Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (f) Investment Advisory Agreement between BNY Hamilton Large Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (g) Investment Advisory Agreement between BNY Hamilton Small Cap Growth Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (h) Investment Advisory Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (i) Investment Advisory Agreement between BNY Hamilton Intermediate Investment Grade Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (j) Investment Advisory Agreement between BNY Hamilton Intermediate Tax-Exempt Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (k) Investment Advisory Agreement between BNY Hamilton Large Cap Growth CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
          (l) Investment Advisory Agreement between BNY Hamilton Small Cap Growth CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
          (m) Investment Advisory Agreement between BNY Hamilton International Equity CRT Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
          (n) Investment Advisory Agreement between BNY Hamilton U.S. Bond Market Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (o) Investment Advisory Agreement between BNY Hamilton S&P 500 Index Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (p) Investment Advisory Agreement between BNY Hamilton Large Cap Value Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (q) Form of Investment Advisory Agreement between BNY Hamilton New York Tax-Free Money Market Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.
          (r) Form of Investment Advisory Agreement between BNY Hamilton Enhanced Income Fund and The Bank of New York., incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.
          (s) Form of Investment Advisory Agreement between BNY Hamilton Multi-Cap Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
          (t) Sub-advisory Agreement between BNY Hamilton Large Cap Value Fund and Estabrook Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (u) Form of Sub-advisory Agreement between The Bank of New York and Gannett Welsh & Kotler LLC, with respect to the BNY Hamilton Multi-Cap Equity Fund, incorporated by reference to Post-Effective Amendment No. 24, filed on May 24, 2002.
          (v) Form of Investment Advisory Agreement between BNY Hamilton High Yield Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
          (w) Form of Sub-Advisory Agreement between The Bank of New York and Seix Investment Advisors Inc. with respect to the BNY Hamilton High Yield Fund, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
      (6)(a) Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No.34, filed on January 26, 2004.
                (b) Form of Amendment to Amended and Restated Distribution Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment
                No. 34, filed on January 26, 2004.

      (7)       Not Applicable.
      (8) (a) Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment
                No. 12, filed on February 26, 1999.
          (b) Cash Management and Related Services Agreement between each series of Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (c) Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (d) Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.

          (e) Additional Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
          (f) Additional Supplement to Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 15, filed on December 30, 1999.
          (g) Additional Supplement to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to
                Post-Effective Amendment No. 16, filed on April 4, 2000.
          (h)   Additional Supplement to Cash Management and Related Services
                Agreement between Registrant and The Bank of New York,
                incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (i) Amended and Restated Appendix B to Custody Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
          (j) Amended and Restated Schedule A to the Cash Management and Related Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
      (9) (a) Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (b) Fund Accounting Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (c) Form of Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 8, filed on April 29, 1996.
          (d) Form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 13, filed on April 30, 1999.
          (e) Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (f) Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (g)   No longer applicable.
          (h) Form of Shareholder Servicing Plan of BNY Hamilton Money Fund (Hamilton Classic Shares), incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (i) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (j) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (k) Updated Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (l) Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (m) Supplement to Form of Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 9, filed on January 24, 1997.
          (n) Revised Fund Accounting Services Agreement between BNY Hamilton International Equity Fund and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 11, filed on April 30, 1998.
          (o) Form of Shareholder Servicing Plan of BNY Hamilton Treasury Money Fund - Hamilton Classic Shares, incorporated by reference to Post-Effective Amendment No. 12, filed on February 26, 1999.
          (p) Supplement to Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (q) Supplement to Fund Accounting Services Agreement between Registrant and The Bank of New York., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (r) Supplement to Transfer Agency Agreement between Registrant and BISYS Fund Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (s) Supplement to Sub-Administration Agreement between BNY Hamilton Distributors, Inc. and The Bank of New York, incorporated by reference to Post-Effective Amendment No. 16, filed on April 4, 2000.
          (t) Form of Shareholder Servicing Plan of BNY Hamilton New York Tax-Free Money Market Fund (Hamilton Premier Shares), incorporated by reference to Post-Effective Amendment No.34, filed on January 26, 2004.

          (u)   Form of Shareholder Servicing Plan of BNY Hamilton New York
                Tax-Free Money Market Fund (Hamilton Classic Shares).
          (v)   (i)Code of Ethics as adopted for the BNY Hamilton Funds, Inc, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001.
                (ii) Code of Ethics as adopted for Estabrook Capital Management LLC, incorporated by reference to Post-Effective Amendment No. 17, filed on April 30, 2001. (iii) Code of Ethics as adopted for Gannett, Welsh & Kotler, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004. (iv) Code of Ethics as adopted for Seix Investment Advisors Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
         (w) Form of Amended and Restated Rule 18f-3 Plan of BNY Hamilton Funds, Inc.,incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
         (x) Amendment to Exhibit A to the Administration Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
         (y) Amendment to Schedule A to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
         (z) Amendment to Fund Accounting Agreement., incorporated by reference to Post-Effective Amendment No. 30, filed on April 25, 2003.
         (aa) Fund Accounting Agreement Appendix A dated as of May 1, 2003, incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
         (bb) Amendment to Schedule C to the Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
         (cc) Amended Exhibit A to the Administration Agreement, dated May 1, 2003, incorporated by reference to Post-Effective Amendment
                No. 34, filed on January 26, 2004.
     (10)(a)    Opinion and Consent of Counsel, incorporated by reference to
                Pre-Effective Amendment No. 2, filed on July 7, 1992.
         (b)    Opinion and Consent of Hogan & Hartson LLP, in respect of BNY
                Hamilton High Yield Fund, incorporated by reference to
                Post-Effective Amendment No. 30, filed on April 25, 2003.
         (c) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Multi-Cap Equity Fund, incorporated by reference to Post-Effective Amendment No. 25, filed on August 7, 2002.
         (d) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton Enhanced Income Fund, incorporated by reference to Post-Effective Amendment No. 22, filed on April 29, 2002.
         (e) Opinion and Consent of Hogan & Hartson LLP, in respect of BNY Hamilton New York Tax-Exempt Money Fund, incorporated by reference to Post-Effective Amendment No. 19, filed on December 18, 2001.
     (11)       Consent of Independent Auditors+
     (12) Form of Seed Capital Agreement between Registrant and BNY Hamilton Distributors, Inc., incorporated by reference to Pre-Effective Amendment No. 1, filed on June 15, 1992.
     (13)       Not Applicable.
     (14) Form of Amended and Restated Plan of Distribution of the BNY Hamilton Funds, Inc. Pursuant to Rule 12b-1., incorporated by reference to Post-Effective Amendment No. 34, filed on January 26, 2004.
     (15)       Not Applicable.
     (16)       Not Applicable.

Other Exhibit:  (1) Power of Attorney for Edward L. Gardner, James E. Quinn,
                Karen Osar, Kim Kelly and William J. Tomko dated October 5, 2001, incorporated by reference to Post-Effective Amendment No. 18, filed on October 5, 2001.
                (2) Power of Attorney for John R. Alchin dated August 6, 2002, incorporated by reference to Post-Effective Amendment No. 26, filed on October 4, 2002.
                (3) Power of Attorney for Newton P.S. Merrill dated April 7, 2003, incorporated by reference to Post-Effective Amendment
                No. 30, filed on April 25, 2003.

________

*        Previously filed.

+        Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

         No person is controlled by or under common control with the Registrant.

Item 25. Indemnification.

         Reference is made to Article VI of Registrant's Bylaws and the Distribution Agreement each filed as exhibits hereto.

         Registrant, its Directors and officers, the other investment companies administered by the Administrator, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officers or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

         The Registrant's investment adviser, The Bank of New York, is a New York trust company. The Bank of New York conducts a general banking and trust business. The Bank of New York is not affiliated with BNY Hamilton Distributors, Inc.

         To the knowledge of the Registrant, none of the directors or officers of The Bank of New York, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of each director of The Bank of New York who is engaged in another business, profession, vocation or employment of a substantial nature:

         Name                                                                           Title/Company
         -----                                                                          -------------
         J. Carter Bacot .....................................   Retired; formerly Chairman and Chief Executive Officer of Bank of
                                                                 New York Company, Inc.

         Richard Barth .......................................   Retired; formerly Chairman and Chief Executive Officer of
                                                                 Ciba-Geigy Corporation (diversified chemical products)

         Frank J. Biondi, Jr. ................................   Chairman, Biondi, Reiss Capital Management LLC

         William R. Chaney ...................................   Senior Managing Director, Waterview Advisors, LLC (Investment
                                                                 Adviser to Waterview Partners, LLC)

         Nicholas M. Donofrio ...............................    Senior Vice President, Technology and Manufacturing of IBM
                                                                 Corporation (developer and manufacturer of advanced information systems)

         Richard J. Kogan ....................................   Chairman and Chief Executive Officer of Schering-Plough Corporation
                                                                 (manufacturer of pharmaceutical and consumer products)

         John A. Luke, Jr. ...................................   Chairman, President and Chief Executive Officer of Westvaco
                                                                 Corporation (manufacturer of paper, packaging, and specialty chemicals)

         John C. Malone .............................  Chairman of Liberty Media Group (producer and distributor of entertainment, sports, informational programming and electronic retailing services)

         Donald L. Miller ...........................  Chief Executive Officer and Publisher of Our World News, LLC (media)

         Catherine A. Rein ..........................  President and Chief Investment Officer of Metropolitan Property and Casualty
                                                       Insurance Company (insurance and services)

         William C. Richardson ......................  President and Chief Executive Officer of W.K. Kellog Foundation (a private foundation)

         Brian L. Roberts ...........................  President of Comcast Corp. (developer, manager and operator of broadband cable networks and provider of content)

         The Registrant's investment sub-adviser, Seix Investment Advisors Inc. ("Seix"), is a company organized under the laws of New Jersey and an investment adviser registered under the Investment Advisers Act of 1940.

         To the knowledge of the Registrant, none of the directors or officers of Seix, except those set forth below, is engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of each director of Seix who is engaged in another business, profession, vocation or employment of a substantial nature:

         Name                                                   Title/Company
         -----                                                  -------------
         Christina Seix .............................  Director Freddie Mac Corporation

Item 27. Principal Underwriters.

         (a) BNY Hamilton Distributors, Inc., which is located at 90 Park Avenue, New York, New York 10016, will act as exclusive distributor for the Registrant. The distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.

         (b) The information required by this Item 27 with respect to each director, officer or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities Exchange Act of 1934.

         (c)      Not Applicable.

Item 28. Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Item 29. Management Services.

         Not Applicable.

Item 30. Undertakings.

         The Registrant undertakes that, if requested to do so by 10% of its outstanding shares, the Registrant will promptly call a meeting of shareholders for the purpose of voting on the removal of a director or directors and Registrant will assist with shareholder communications as required by Section 16(c) of the Investment Company Act of 1940.

         The Registrant hereby also undertakes that so long as the information required by Item 5 of Form N-1A is contained in the latest annual report to shareholders and not in the prospectuses of each Fund (other than BNY Hamilton Money Fund and BNY Hamilton Treasury Money Fund), the Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of New York, and the State of New York on the 26th day of April, 2004.


                                              BNY HAMILTON FUNDS, INC.

                                              By  /s/ Kevin J. Bannon
                                                  ---------------------------
                                                  Kevin J. Bannon
                                                  Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 26th day of April, 2004.



           Name                          Title

      Edward L. Gardner*         Director and Chairman of the Board of Directors
-----------------------------

        James E. Quinn*          Director
-----------------------------

          Karen Osar*            Director
-----------------------------

          Kim Kelly*             Director
-----------------------------

        John R. Alchin*          Director
-----------------------------

     Newton P.S. Merrill*        Director
-----------------------------

    /s/ Sheila Mckinnoy          Treasurer and Principal Accounting Officer
-----------------------------

*By  /s/ Michael A. Grunewald
     -----------------------------------
     Michael A. Grunewald
     Attorney-in-Fact pursuant to a power of attorney

                                  Exhibit Index


Exhibit   Description
-------   -----------

11        Consent of Independent Auditors.